Exhibit 10.02
THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [REDACTED]

ANNUITY REINSURANCE AGREEMENT

between
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

(the “Company”)

and

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
BRIGHTON, MASSACHUSETTS
(the “Reinsurer”)

Dated June 1, 2018

TABLE OF CONTENTS
Page

ARTICLE I	DEFINITIONS 1

ARTICLE II	COVERAGE 15

ARTICLE III	ADMINISTRATION; GENERAL PROVISIONS 17

ARTICLE IV	INITIAL PAYMENTS 22
ARTICLE V        ADDITIONAL REINSURANCE PREMIUMS; EXPENSE
ALLOWANCE; COMMISSIONS                    25

ARTICLE VI	ACCOUNTING AND SETTLEMENT 26

ARTICLE VII	TERMINATION FOR NON-PAYMENT 28

ARTICLE VIII	RECAPTURE 29

ARTICLE IX	TRUST ACCOUNT 33

ARTICLE X	DURATION AND TERMINATION 36

ARTICLE XI	INSOLVENCY 37

ARTICLE XII	DISPUTE RESOLUTION REGARDING ADMINISTRATION 37

ARTICLE XIII	DAC TAX ELECTION 39

ARTICLE XIV	CONFIDENTIALITY 40

ARTICLE XV	REPRESENTATIONS AND COVENANTS 41

ARTICLE XVI	INDEMNIFICATION 53

ARTICLE XVII	REINSURANCE CREDIT 61

ARTICLE XVIII	MISCELLANEOUS PROVISIONS 62

SCHEDULES

SCHEDULE 1.1(a)    -    INTERIM PERIOD INTEREST
SCHEDULE 1.1(b)    -    KNOWLEDGE OF THE COMPANY
SCHEDULE A    -    REINSURED CONTRACTS
SCHEDULE B    -    AMORTIZATION OF CEDING COMMISSION
SCHEDULE C    -    RECAPTURE PAYMENT FORMULA
SCHEDULE D    -    TERMINAL ACCOUNTING SETTLEMENT REPORT
SCHEDULE E    -    EXPENSE ALLOWANCE
SCHEDULE F-1    -    MONTHLY REINSURANCE SETTLEMENT REPORT
SCHEDULE F-2    -    SERIATIM DATA REPORT
SCHEDULE F-3    -    STATEMENT OF NAIC RESERVES
SCHEDULE G    -    ANNUAL FINANCIAL REPORTS
SCHEDULE H    -    ONGOING REPORTS
SCHEDULE I        -    INTEREST MAINTENANCE RESERVE
SCHEDULE J        -    COMMISSIONS

EXHIBITS

EXHIBIT 1        -    TRUST AGREEMENT
EXHIBIT 2        -    FORM OF RETROCESSION TRUST AGREEMENT

EXHIBIT 3	- INVESTMENT GUIDELINES

ANNEXES

ANNEX A-1	- ASSETS IN CONNECTION WITH ESTIMATED INITIAL REINSURANCE PREMIUM PART A

ANNEX B-1	- ASSETS IN CONNECTION WITH ESTIMATED INITIAL REINSURANCE PREMIUM PART B

ANNUITY REINSURANCE AGREEMENT
This Annuity Reinsurance Agreement, dated June 1, 2018 (this “Agreement”), is made and entered into by and between Hartford Life and Annuity Insurance Company, a life insurance company organized under the laws of Connecticut (the “Company”), and Commonwealth Annuity and Life Insurance Company, a life insurance company organized under the laws of the Commonwealth of Massachusetts (the “Reinsurer”).
The Company agrees to cede and the Reinsurer agrees to accept liability under the terms and conditions stated herein. This Agreement is an indemnity reinsurance agreement solely between the Company and the Reinsurer. The Company shall be and shall remain the only party hereunder that is liable to any insured, contract holder, claimant or beneficiary under any annuity contract reinsured hereunder.

ARTICLE I
DEFINITIONS
1.1.    Definitions. As used in this Agreement, the following terms shall have the following meanings (definitions are applicable to both the singular and the plural forms of each term defined in this Article):
“Account Value” means the account value, as defined in and determined in accordance with the express terms of the Reinsured Contracts hereunder, without regard to surrender charges.
“Action” means any claim, action, suit, litigation, arbitration, investigation, inquiry, hearing, charge, complaint, demand, notice or proceeding by or before any Governmental Authority or arbitrator or arbitration panel or similar Person or body.
“Actuarial Appraisal” shall have the meaning specified in Section 15.1(m)(i).
“Actuarial Standards of Practice” means the actuarial standards of practice in effect as of the date of determination, as published by the Actuarial Standards Board, or any successor thereto.
“Additional Reports” shall have the meaning specified in Section 3.9(c).
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. “Control” (including the terms, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.
“After-Tax Basis” means that, in determining the amount of the payment necessary to indemnify and hold harmless any party against Losses, the amount of such Losses shall be determined net of any Tax benefit actually realized by the Indemnified Party (or any Affiliate thereof) in the Tax year an indemnity payment is made as the result of sustaining or paying such Losses (including as the result of facts or circumstances due to which the Indemnified Party sustained or paid such Losses). Such Tax benefits shall be computed assuming that the Indemnified Party (or such Affiliate) recognized all other items of income, gain, loss, deduction or credit before recognizing any item arising from the receipt of any indemnity payment made pursuant to this Agreement or as a result of sustaining or paying any indemnifiable Loss.

“Agreement” shall have the meaning specified in the first paragraph of this Agreement.
“Anti-Bribery Laws” means any Applicable Laws with respect to the offering, giving, receiving or soliciting, directly or indirectly, of anything of value to improperly influence the actions of any Governmental Authority or any employee or Representative thereof, including the U.S. Foreign Corrupt Practices Act of 1977.
“Applicable Law” means any federal, state, local, foreign or territorial law (including common law), treaty, convention, code, statute, ordinance, directive, rule, regulation, decree, order, writ, injunction, judgment, permit, agency requirement, interpretation, Governmental Order, rule of any self-regulatory organization, governmental agreement or other requirement or rule of law applicable to a Person or, as applicable, any of such Person’s subsidiaries, properties, assets, or to such Person’s officers, directors, managing directors, employees or agents in their capacity as such.
“ARIAS-US” shall have the meaning specified in Section 12.3.
“Binder” means that certain binding commitment agreement, dated as of the SAPA Execution Date, by and among Hopmeadow Acquisition, Inc., the Company, Hartford Life Insurance Company, the Reinsurer and, solely for purposes of Annex A, Hartford Holdings, Inc.
“Book Value” means, with respect to Trust Account assets, at any date of determination, the amount stated for such assets on the Reinsurer’s statutory financial statements determined in accordance with then applicable statutory accounting principles consistently applied.
“Business Covered” means the in-force block of Reinsured Contracts reinsured under this Agreement.
“Business Day” means any day other than a Saturday, Sunday or other day on which banks in the State of New York, Commonwealth of Massachusetts or the State of Connecticut are permitted or required to be closed.
“Capital Stock” means any capital stock of, or other type of equity ownership interest in, as applicable, a Person.
“Ceding Commission” means $141,000,000.
“Closing” shall have the meaning set forth in the Binder.
“Closing Date” means the date of the Closing.
“Commissions” shall have the meaning specified in Section 5.3.
“Company” shall have the meaning specified in the first paragraph of this Agreement.
“Company Indemnified Parties” shall have the meaning specified in Section 16.2(b).
“Company Material Adverse Effect” means (a) a material adverse effect on the business, assets, liabilities, results of operations or financial condition of the Company taken as a whole, but in each case to the extent relating to the Covered Liabilities, taken as a whole; provided that none of the following (or the results thereof) shall constitute or be deemed to contribute to a Company Material Adverse Effect, and otherwise shall not be taken into account in determining whether a Company Material Adverse Effect has occurred or would be reasonably likely to occur: any adverse fact, circumstance, change or effect arising out of, resulting from or attributable to (i) changes in the United States or global economy or capital or financial markets, including changes in interest or exchange rates or a downturn in equity markets, (ii) changes in political conditions generally of the United States, and any natural disasters, pandemics, hostilities, acts of war, sabotage, terrorism or military actions, (iii) conditions generally affecting participants in the industries in which the Company or its Affiliates operates, (iv) the announcement of this Agreement and the transactions contemplated hereby and the identity of the Reinsurer or the Retrocessionaire (including effects related to compliance with the covenants contained in this Agreement and the documents executed in connection herewith (the “Transaction Documents”), or the Retrocession Agreement and the documents executed in connection therewith (the “Retrocession Transaction Documents”), or the failure to take any action as a result of any restrictions or prohibitions set forth in this Agreement, the Transaction Documents, the Retrocession Agreement or the Retrocession Transaction Documents), (v) any changes or prospective changes in Applicable Law, GAAP, SAP or the enforcement or interpretation thereof, (vi) any action taken by the Reinsurer or its Affiliates or the Retrocessionaire or its Affiliates with respect to the transactions contemplated hereby, (vii) any change in the credit, financial strength or other ratings (other than the facts underlying any such change) of the Company), (viii) the Fair Market Value of any bonds, notes, debentures, mortgage loans, collateral loans and all other instruments of indebtedness, stocks, partnership or joint venture interests and all other equity interests, certificates issued by or interests in trusts and derivatives of the Company or its Affiliates, (ix) any failure by the Company or its Affiliates to achieve any earnings, premiums written, or other financial projections or forecasts (other than facts underlying such failure) or (x) any effect that is cured by the Company prior to the Closing Date; provided, that, notwithstanding the foregoing, with respect to clauses (i), (ii), (iii), (v) and (viii), such fact, circumstance, change or effect shall be taken into account in determining whether a Company Material Adverse Effect has occurred or would be reasonably likely to occur solely to the extent such fact, circumstance, change or effect is disproportionately adverse with respect to (A) the Company or Hartford Life Insurance Company and (B) the business being reinsured hereunder as compared to life insurance companies operating in the United States that issued insurance policies and annuity contracts with similar features and risks as the Reinsured Contracts and which were issued during the same period in which such Reinsured Contracts were issued or (b) a material impairment or delay of the ability of the Company to perform its material obligations under this Agreement and the Transaction Documents, taken as a whole, including consummation of the transactions contemplated hereby or thereby.
“Contest” shall have the meaning specified in Section 3.3.
“Contract Considerations” means (i) all Separate Account Fee Income with respect to the Separate Account Contracts, (ii) all Separate Account Net Contractholder Transfers with respect to the Separate Account Contracts, excluding any fees and expenses under the Separate Account Contracts, including, but not limited to, mortality and expense charges and other fees due and payable thereunder, and (iii) other collections and recoveries received by the Company with respect to the Reinsured Contracts (excluding the Separate Account Contracts).
“Covered Liabilities” means (i) the Company’s liabilities under the express terms of the Reinsured Contracts, before and after giving effect to any modifications to the Reinsured Contracts that are required under Applicable Law, including interest accrued on liabilities under the terms of the Reinsured Contracts or Applicable Law, including but not limited to, withdrawals, death benefits, payout annuitization options, annuitization amounts, surrenders and other amounts payable by the Company pursuant to the terms of the Reinsured Contracts, (ii) all escheat or abandoned property liabilities relating to the Reinsured Contracts arising or incurred in the ordinary course of the Company’s business and without any violation of Applicable Law (excluding any fines, interest, penalties or other payments arising as a result of a failure to timely pay escheat or abandoned property liabilities or any other violation of Applicable Law), and (iii) Permitted Ex

Gratia Payments; but excluding all Extra Contractual Liabilities other than (1) as otherwise expressly provided in this Agreement and (2) Extra-Contractual Liabilities for which the Reinsurer received prior notice of and the Reinsurer has expressly concurred, in writing, with the actions taken or not taken, or to be taken or not taken, by the Company that led to the assessment of such Extra-Contractual Liabilities.
“Covered Liability Seller Indemnification Claim” shall have the meaning specified in Section 16.2(d)(ii).
“Disclosure Schedule” shall have the meaning specified in Section 15.1.
“Distributor” shall have the meaning specified in Section 15.1(p)(i).
“Effective Date” means December 31, 2016.
“Effective Time” means 11:59 p.m. on the Effective Date.
“Eligible Trust Account Assets” means assets qualifying as admitted assets for life insurance companies under the insurance laws of (i) the State of Connecticut or (ii) the Commonwealth of Massachusetts (whichever of the two jurisdiction’s laws would be more restrictive if imposed on the Reinsurer), but in each case complying with the investment guidelines attached hereto as Exhibit 3.
“ERISA Separate Accounts” shall have the meaning set forth in Section 15.1(o)(i).
“Estimated Initial Reinsurance Premium” shall have the meaning specified in Section 4.1(b).
“Estimated Initial Reinsurance Premium Part A” shall have the meaning set forth in Section 4.1(b).
“Estimated Initial Reinsurance Premium Part B” shall have the meaning set forth in Section 4.1(b).
“Estimated Initial Reinsurance Premium Statement” shall have the meaning specified in Section 4.1(b).
“Exchange Act” means the Securities Exchange Act of 1934.
“Ex-Gratia Payment” mean any voluntary payment made by the Company in response to a loss for which it is not contractually liable under the terms of a Reinsured Contract.
“Expense Allowance” shall have the meaning specified in Section 5.2.
“Expenses” means expenses incurred in connection with defending or asserting any claim or Action indemnified against hereunder (including court filing fees, court costs, arbitration fees or costs, witness fees and reasonable and documented fees and disbursements of legal counsel, expert witnesses, accountants and other professionals).
“Extra Contractual Liabilities” means all liabilities for (i) any fines, penalties, settlements, Taxes, fees, forfeitures, costs or expenses or any compensatory, punitive, exemplary, special, treble, bad faith, tort, statutory or any other form of extra-contractual damages, or portion thereof, as well as all legal fees and expenses attributable thereto, relating to, but not arising under, the express terms and conditions of, or in excess of the applicable payment provisions or coverage limits of, the Reinsured Contracts, whether to contractholders, insureds, producers, agents, brokers, Distributors, Governmental Authorities or any other

Person, which arise from any actual or alleged act, error or omission committed by or on behalf of the Company, whether or not intentional, negligent, malicious, fraudulent, unlawful, in bad faith or otherwise, including, any act, error or omission of such Person, relating to (a) the form, marketing, sale, underwriting, production, issuance, cancellation, offering of elections or options under, or administration of, the Reinsured Contracts, (b) the investigation, defense, trial, settlement or handling of claims, benefits or payments in respect of any Reinsured Contracts, (c) the failure to pay, the delay in payment or errors in calculating or administering the payment of benefits, claims or any other amounts due or alleged to be due under or in connection with any Reinsured Contracts or (d) the failure of any of the Reinsured Contracts to qualify for their intended tax status; and (ii) Ex Gratia Payments made by or on behalf of the Company, other than Permitted Ex Gratia Payments; provided, however, that “Extra Contractual Liabilities” shall not include any liabilities, costs, expenses or fees (including legal fees and expenses) resulting from any litigation or dispute arising out of or relating to any changes in Non-Guaranteed Elements made by the Company to any Reinsured Contract on or after the Effective Date.
“Fair Market Value” means, with respect to any asset, the market value thereof as determined by the Reinsurer in accordance with its standard pricing procedures consistently applied, except with respect to the reference to Fair Market Value in Section 4.1, which determination of Fair Market Value shall be as determined by the Company in accordance with its standard pricing procedures consistently applied.
“Final Initial Reinsurance Premium” shall have the meaning specified in Section 4.1(d).
“Final Initial Reinsurance Premium Statement” shall have the meaning specified in Section 4.1(d).
“Financial Statements” means the Statutory Statements together with the HLIC GAAP Financial Statements.
“FINRA” means the Financial Institution Regulatory Authority, Inc. and any successor thereto.
“Future Annual Statutory Statements” shall have the meaning set forth in the Stock and Asset Purchase Agreement.
“Future Quarterly Statutory Statements” shall have the meaning set forth in the Stock and Asset Purchase Agreement.
“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time.
“Governmental Authority” means any foreign or national government, any state or other political subdivision thereof or any self-regulatory authority, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
“Governmental Order” means any binding and enforceable order, writ, judgment, injunction, decree, directive, stipulation, determination or award entered by or with any Governmental Authority.
“HLIC” means Hartford Life Insurance Company, a life insurance company organized under the laws of Connecticut.
“HLIC GAAP Financial Statements” means all of the GAAP financial statements of HLIC and its Subsidiaries (including the Company) included in the HLIC SEC Reports publicly available on the internet website of the SEC at least ten (10) Business Days prior to the Closing Date, including notes thereto.

“HLIC Reinsurance Agreement” means that certain Annuity Reinsurance Agreement, dated as of the date hereof, by and between HLIC, as cedent, and the Reinsurer, as reinsurer.
“HLIC Retrocession Agreement” means that certain Funds Withheld Annuity Retrocession Agreement that may be entered into by and between the Reinsurer, as retrocedent, and the Retrocessionaire, as retrocessionaire, on or after the Closing Date, with respect to the retrocession of certain liability reinsured to the Reinsurer under the HLIC Reinsurance Agreement.
“HLIC Retrocession Trust Account” means the trust account that may be established by Retrocessionaire for the benefit of the Company and the Reinsurer pursuant to the HLIC Retrocession Agreement.
“HLIC SEC Reports” means all required annual reports on Form 10-K, quarterly reports on Form 10-Q and reports on Form 8-K required to be filed or furnished by HLIC with or to the SEC since January 1, 2014.
“HLIC Trust Account” means the trust account established by the Reinsurer, as grantor, for the benefit of HLIC, and governed by the HLIC Trust Agreement.
“HLIC Trust Agreement” means the Trust Agreement, dated as of the date hereof, by and among the Reinsurer, HLIC and the Trustee.
“Indemnified Party” shall have the meaning set forth in Section 16.3(a).
“Indemnifying Party” shall have the meaning set forth in Section 16.3(a).
“Initial Net Settlement Amount” shall have the meaning specified in Section 4.3(a).
“Initial Reinsurance Premium Adjustment Period” shall have the meaning specified in Section 4.1(e)(i).
“Initial Reinsurance Premium Deficiency” shall have the meaning specified in Section 4.1(e).
“Interest Maintenance Reserve” means the amounts with respect to the Reinsured Contracts set forth on Schedule I, calculated as of the Effective Time. The calculation of the Interest Maintenance Reserve for purposes of Section 4.1(b)(iv) (the calculation of the Interest Maintenance Reserve created during the Interim Period and transferred as a direct result of the transactions contemplated by this Agreement for purposes of calculating the Estimated Initial Reinsurance Premium Part B) shall be equal to any net pre-tax realized capital gains (or losses) multiplied by 65%. For purposes of calculating the Required Balance and the Recapture Payment, “Interest Maintenance Reserve” means, as of the applicable date of determination, the reserve determined in accordance with SAP.
“Interim Period” means the period from and after the Effective Date through and including the day prior to the Closing Date.
“Interim Period Interest” means interest as calculated on Schedule 1.1(a).
“Investment Company Act” means the Investment Company Act of 1940, as amended.
“Knowledge of Company” means the actual knowledge, after reasonable inquiry, of those Persons listed in Schedule 1.1(b).

“Liabilities” means any and all debts, liabilities, expenses, commitments or obligations, whether direct or indirect, accrued or fixed, known or unknown, absolute or contingent, matured or unmatured, determined or determinable, disputed or undisputed, joint or several, secured or unsecured, liquidated or unliquidated, whenever (including in the past, present or future) and however arising (including out of any contract or tort based on negligence or strict liability) and whether or not the same would be required by GAAP or SAP to be reflected in any financial statements or disclosed in the notes thereto.
“LIBOR Determination Date” means the date as of which Three-Month LIBOR is to be determined, or if such date is not a London Banking Day, the next immediately succeeding London Banking Day.
“London Banking Day” means any business day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.
“Losses” means any and all losses, costs, charges, settlement payments, awards, judgments, fines, penalties, damages, expenses (including reasonable attorneys’, actuaries’, accountants’ and other professionals’ fees, disbursements and expenses), liabilities, and claims or deficiencies of any kind, in each case to the extent related to the Business Covered, without giving effect to any retrocession, if any, by the Reinsurer, and unrelated to any liabilities excluded or otherwise not covered hereunder; provided, that Losses shall not include indirect, punitive, exemplary, treble, special or consequential damages (including lost profits) except to the extent that (a) any such damages are payable to a third party not affiliated with the relevant Indemnified Party or (b) solely with respect to consequential damages (including lost profits), such damages are (i) not based on any special circumstances of the Indemnified Party and (ii) the natural, probable and reasonably foreseeable result of the event that gave rise thereto or the matter for which indemnification is sought hereunder, regardless of the form of action through which such damages are sought; provided, further, that direct and third party damages measured by the diminution in the value of the Business Covered shall constitute a “Loss” to the extent such damages are (A) not based on any special circumstances of the Indemnified Party (other than special circumstances of the Reinsurer, it being understood that, for purposes of determining the amount of the Reinsurer’s Losses in connection with a breach of a representation or warranty by the Company, this parenthetical shall be deemed to refer to special circumstances of the Reinsurer that are in existence as of or prior to the SAPA Closing Date) and (B) the natural, probable and reasonably foreseeable result of the event that gave rise thereto or the matter for which indemnification is sought hereunder, regardless of the form of action through which such damages are sought.
“Material Distributor” means each Distributor that wrote variable or fixed annuity contracts included in the Reinsured Contracts that as of December 31, 2016 had an aggregate Account Value in excess of $1,000,000,000.
“Monthly Accounting Period” means each calendar month, provided that the initial Monthly Accounting Period shall commence on the Closing Date and end on the last day of the calendar month in which the Closing Date falls and the final Monthly Accounting Period shall commence on the first day of the calendar month in which the Termination Date falls and end on the Termination Date.
“Monthly Reinsurance Settlement Report” shall have the meaning specified in Section 6.1(a).
“Monthly Settlement” shall have the meaning specified in Section 6.3.
“Monthly Settlement Date” shall have the meaning specified in Section 6.3.

“NAIC Reserves” means, as of any given date, an amount equal to the gross statutory reserves that are required to be held by the specified party for purposes of its statutory financial statements with respect to the Reinsured Contracts, determined in accordance with then applicable SAP consistently applied, and calculated on a gross basis and without giving effect to the Reinsurer’s Quota Share. When determining gross statutory reserves required to be held by the Company for purposes of its own statutory financial statements, the Company’s calculations shall be determinative of such amounts.
“Non-Guaranteed Elements” means any element within a Reinsured Contract which (a) affects its Account Value, cash surrender value, annuity benefit rate or any other contractholder costs or value and (b) may be changed at the discretion of the Company. Examples of non-guaranteed benefits or charges include: the Company’s discretion to (i) establish a crediting rate in excess of the minimum rate guaranteed in a particular Reinsured Contract, (ii) offer a settlement option rate that produces an immediate annuity benefit that is greater than the immediate annuity benefit produced by the settlement option rate guaranteed by a particular Reinsured Contract, (iii) in connection with the annuitization of a Reinsured Contract, offer an annuity benefit rate that produces annuity benefits that exceed the minimum guaranteed annuity benefits offered by such Reinsured Contract, (iv) limit the acceptance of future payments of premium to the extent such limitation is permitted by the terms of a particular Reinsured Contract, (v) assess policy and rider charges under a particular Reinsured Contract in an amount lower than guaranteed maximum amounts, and (vi) determine renewal rates applicable to market value adjustments.
“Permits” shall have the meaning specified in Section 15.1(k)(i).
“Permitted Ex Gratia Payments” means Ex Gratia Payments by or on behalf of the Company following the Effective Date in accordance with the Company’s historical practices (a) up to a maximum aggregate amount of $5,000,000 since the Effective Date and (b) a maximum aggregate amount of $250,000 per annum.
“Permitted or Prescribed Accounting Practice” shall have the meaning specified in Section 15.1(e)(ii).
“Person” means any natural person, firm, limited liability company, general partnership, limited partnership, joint venture, association, corporation, trust, Governmental Authority or other entity.
“Policy Forms” shall have the meaning specified in Section 15.1(l)(ii).
“Premium Increase” shall have the meaning specified in Section 16.6(b).
“RBC Ratio” means the ratio of (i) Total Adjusted Capital (as defined in the NAIC Risk Based Capital (RBC) Model Act or in the rules and procedures prescribed by the NAIC with respect thereto, in each case as in effect on the date of determination) to (ii) Company Action Level RBC (as defined in the NAIC Risk Based Capital (RBC) Model Act or in the rules and procedures prescribed by the NAIC with respect thereto, in each case as in effect on the date of determination).
“Recapture Effective Time” shall have the meaning specified in Section 8.2(b)(ii).
“Recapture Event” shall have the meaning specified in Section 8.1.
“Recapture Payment” means the amount calculated in accordance with Schedule C.
“Registered Separate Account” shall have the meaning specified in Section 15.1(o)(iii).

“Reinsurance Credit Event” means an event that causes the Company to be unable, for any reason attributable to the Reinsurer or to a change in Applicable Law, to take full statutory financial statement credit for the reinsurance provided by this Agreement.
“Reinsured Business Fundamental Representations” means the representations and warranties set forth in Sections 5.03, 5.04, 5.05, 5.06, 5.07, 5.08, 5.15, 5.16, 5.18 and 5.25 of the Stock and Asset Purchase Agreement.
“Reinsured Business Pre-Closing Covenants” means the covenants in Sections 7.01(a)(ix) and 7.01(b)(ii), (iii), (iv), (v), (vi), (xiii), (xiv), (xvii), (xvii), (xviii), (xix), (xx) and (xxi) of the Stock and Asset Purchase Agreement, to the extent such covenants affect in any material respect the Reinsured Contracts or Covered Liabilities.
“Reinsured Contracts” means the payout annuity contracts, period certain structured settlement contracts, SLSS Policies and variable payout separate account contracts of the Company, in force as of the Effective Time and delivered in the United States and U.S. territories to residents thereof, which are the contracts, riders and endorsements attached thereto set out in Schedule A under the heading “Reinsured Contracts” and as listed, together with the NAIC Reserves held (before giving effect to the cession contemplated hereby) by the Company in respect thereof, on an electronic bordereau delivered by the Company to the Reinsurer on the Closing Date. Reinsured Contracts shall also include any annuitizations of the variable deferred separate account annuity contracts occurring during the Interim Period. For the avoidance of doubt, Reinsured Contracts shall not include any annuitizations of variable deferred separate account annuity contracts, including riders, that occur after the Closing Date.
“Reinsurer” shall have the meaning specified in the first paragraph of this Agreement.
“Reinsurer Indemnified Parties” shall have the meaning specified in Section 16.2(a).
“Reinsured Risks” shall have the meaning specified in Section 2.1(a).
“Reinsurer’s Quota Share” means (a) in the case of the SLSS Policies, 75%, and (b) in the case of all other Reinsured Contracts, 85%.
“Related Seller Indemnification Claim” shall have the meaning specified in Section 16.2(d)(iii).
“Representatives” means a Person’s Affiliates, employees, directors, officers, agents, attorneys, financial advisors, actuaries and accountants.
“Required Balance” means, as of any given date prior to a Reinsurance Credit Event, an amount equal to (a) times (b) where:
(a)    = [REDACTED]
(b)    (i) the Reinsurer’s Quota Share of the general account NAIC Reserves held by the Reinsurer on the Business Covered plus (ii) Interest Maintenance Reserve attributable to the Reinsured Risks, as of such date of determination and determined in accordance with SAP (on an after-tax basis) minus (iii) the Unamortized Ceding Commission as of such date.
Following a Reinsurance Credit Event, the required balance of the statutory trust, if any, put in place to secure reinsurance credit in accordance with Section 17.1, as of any given date, shall be the greater of the amount determined under the foregoing calculation and the amount required for the Company to take full statutory financial statement credit in its domiciliary state (provided that such domiciliary state is a jurisdiction with substantially similar requirements as the Company’s domiciliary state as of the Closing Date) for the reinsurance provided by this Agreement.
“Reserves” means the reserves and deposit fund liabilities (including reserves established under Applicable Law or otherwise for payment of benefits, losses, claims, expenses and similar purposes (including claims litigation)) maintained by the Company with respect to the Covered Liabilities.
“Retrocessionaire” means the retrocessionaire designated by the Reinsurer on or after the Closing Date.
“Retrocessionaire’s Quota Share” means the quota share set forth in the Retrocession Agreement.
“Retrocession Agreement” means that certain Annuity Retrocession Agreement that may be entered into by and between the Reinsurer, as retrocedent, and the Retrocessionaire, as retrocessionaire, on or after the Closing Date, with respect to the retrocession of certain liabilities reinsured to the Reinsurer under the Agreement.
“Retrocession Trust Account” means the trust account that may be established by Retrocessionaire for the benefit of the Company and the Reinsurer pursuant to the Retrocession Agreement.
“Retrocession Trust Account Balance” means, as of a given date, the value (as determined in accordance with the Retrocession Trust Agreement), including accrued interest, consistently determined in accordance with NAIC statutory accounting principles, of all assets held in the Retrocession Trust Account as of such date and complying with the investment guidelines for the Retrocession Trust Account as set forth in the Retrocession Agreement.
“Retrocession Trust Agreement” shall have the meaning specified in Section 9.1.
“Revised Estimated Initial Reinsurance Premium” shall have the meaning specified in Section 4.1(c).
“Revised Estimated Initial Reinsurance Premium Statement” shall have the meaning specified in Section 4.1(c).
“SAP” means the statutory accounting principles and practices applicable to life insurance companies domiciled in the Commonwealth of Massachusetts; except that for purposes of Section 4.1(b), “SAP” means the statutory accounting principles and practices applicable to life insurance companies domiciled in the State of Connecticut.
“SAPA Execution Date” means December 3, 2017.
“SAPA Closing Date” means the date the closing under the Stock and Asset Purchase Agreement takes place.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.

“Seller Indemnification Claim” shall have the meaning specified in Section 16.2(d)(i).
“Separate Account Annual Statement” shall have the meaning specified in Section 15.1(e)(v).
“Separate Account Assets” means the assets held by the Company in the Separate Accounts in support of, and at least equal to, the Separate Account Liabilities.
“Separate Account Contracts” means those variable payout separate account annuity contracts included within the definition of Reinsured Contracts.
“Separate Account Fee Income” means, for each calendar month, an amount equal to 1.25% times the Account Value of Separate Account Contracts as of the first day of such calendar month divided by 12.
“Separate Account Liabilities” means those liabilities that are reflected in the Separate Accounts and that relate to the Separate Account Contracts, including amounts transferred from the Separate Accounts to the general account of the Company pending distribution to beneficiaries of the Separate Account Contracts.
“Separate Account Net Contractholder Transfers” means (i) the aggregate value of amounts transferred from the Separate Accounts to the general account of the Company, minus (ii) the aggregate value of amounts transferred from the general account of the Company to the Separate Account. Separate Account Net Contractholder Transfers shall include any transfers of amounts required to fund Reserves in respect of the Separate Account Contracts determined in accordance with SAP.
“Separate Accounts” means the separate accounts of the Company to the extent relating to the Separate Account Contracts.
“Services” shall have the meaning specified in Section 3.9(a).
“SLSS Policies” means the standard lives structured settlement contracts issued by the Company.
“Special Project” shall have the meaning specified in Section 3.9(c)(ii).
“Stock and Asset Purchase Agreement” means that certain Stock and Asset Purchase Agreement, entered into on the SAPA Execution Date by and among Hartford Holdings, Inc., Hopmeadow Acquisition, Inc., Hopmeadow Holdings, LP, Hopmeadow Holdings GP LLC, and, solely for the purposes set forth therein, The Hartford Financial Services Group, Inc.
“Statutory Statements” means the following statutory statements, in each case together with the exhibits, schedules and notes thereto: (i) the annual statement of the Company as of and for the annual periods ended December 31, 2014, 2015 and 2016, in each case as filed with the insurance Governmental Authority of the jurisdiction of domicile of the Company, (ii) the audited annual financial statements of the Company as of and for the annual periods ended December 31, 2014, 2015 and 2016, together with the report of the Company’s independent auditors thereon and all exhibits, schedules and notes thereto, and (iii) the quarterly statements of the Company, as of and for the quarterly periods ended March 31, 2017, June 30, 2017 and September 30, 2017, in each case as filed with the insurance Governmental Authority of the jurisdiction of domicile of the Company.

“Subsidiary” of any Person means any corporation, general or limited partnership, joint venture, limited liability company, limited liability partnership or other Person that is a legal entity, trust or estate of which (or in which) at the time of determination (a) the issued and outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors (or a majority of another body performing similar functions) of such corporation or other Person (irrespective of whether at the time Capital Stock of any other class or classes of such corporation or other Person shall or might have voting power upon the occurrence of any contingency), (b) more than fifty percent (50%) of the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) more than fifty percent (50%) of the beneficial interest in such trust or estate, is directly or indirectly owned by such Person.
“Tax” or “Taxes” means all income, premium, excise, gross receipts, ad valorem, sales, use, employment, franchise, profits, gains, property, transfer, payroll, stamp taxes or other taxes, (whether payable directly or by withholding) imposed by any Tax Authority, together with any interest and any penalties thereon or additional amounts with respect thereto; provided, that any guarantee fund assessment or escheatment obligation shall not be treated as a Tax; and provided further that Taxes include any liability for Taxes under Treasury Regulation Section 1.1502-6 and similar provisions of state, local or non-U.S. law and as a transferee or successor.
“Tax Authority” means any Governmental Authority having jurisdiction over the assessment, determination, collection or imposition of any Tax.
“Terminal Accounting Settlement Report” means a report in the form of Schedule D.
“Termination Date” means the effective date of any termination of this Agreement as provided in Section 10.2.
“Third Party Actuary” means a nationally recognized accounting or actuarial firm mutually agreed upon by the parties hereto.
“Third Party Claim” shall have the meaning specified in Section 16.3(a)
“Three-Month LIBOR” means, for each interest period, (i) the London interbank offered rate for deposits in U.S. dollars, having a maturity of three months which appears on Bloomberg: verb “BBAM”, 1) “Official ICE LIBOR Fixings” (or any successor or replacement page) as of 11:00 a.m. London time, on the related LIBOR Determination Date. If this rate does not appear on Bloomberg: verb “BBAM”, 1) “Official ICE LIBOR Fixings” (or any successor or replacement page) on that date, the rate for such interest period will be determined on the basis of the rates at which deposits in U.S. Dollars, having a maturity of three months and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on the LIBOR Determination Date with respect to that interest period, to prime banks in the London interbank market or (ii) or an alternative rate as may be mutually agreed to by the parties from time to time, taking into account then current market practices.
“Transferred Assets” shall have the meaning specified in Section 4.3.
“Trust Account” means the trust account established by the Reinsurer, as grantor, for the benefit of the Company, and governed by the Trust Agreement.
“Trust Account Balance” means, as of a given date, the aggregate Book Value, including accrued interest for so long as such interest is credited by the Trustee, of all assets in the Trust Account on such date, determined in the manner set forth in Section 9.2.

“Trust Agreement” shall have the meaning specified in Section 9.1.
“Trustee” means, respectively, the trustee of the Trust Account, the HLIC Trust Account, the Retrocession Trust Account and the HLIC Retrocession Trust Account.
“Unamortized Ceding Commission” means, as of a given date, the portion of the Ceding Commission that is unamortized as of such date, as determined pursuant to Schedule B.
“Valuation Expert” means Interactive Data Corporation (or any successor organization) unless Interactive Data Corporation (or any successor organization) has a prior relationship with a party hereto that could constitute a conflict of interest or is unable to provide valuation, or, if Interactive Data Corporation (or any successor organization) has such a prior relationship or for assets as to which Interactive Data Corporation (or any successor organization) is unable to provide valuation, the next of the following firms (or any successor organization) that is able to provide valuation and does not have a prior relationship with a party hereto that could constitute a conflict of interest: BlackRock, Bank of America and J.P. Morgan; provided, if none of the preceding firms is able to provide a valuation or has such a prior relationship, the Valuation Expert shall mean a nationally recognized independent valuation firm mutually agreed upon by the parties hereto without a conflict of interest; provided, that if the parties are unable to mutually agree on a valuation firm within ten (10) Business Days from the date on which the applicable dispute notice requesting a Valuation Expert is first received, the parties hereto shall jointly request the Third Party Actuary to appoint a nationally recognized valuation firm without a conflict of interest and independent of the Company and the Reinsurer and their respective Affiliates to serve as the Valuation Expert.

ARTICLE II
COVERAGE
2.1.    Coverage.
(a)    From and after the Effective Time, the Company agrees to cede to the Reinsurer, and the Reinsurer agrees to accept, on a quota share basis, the Reinsurer’s Quota Share of the Covered Liabilities incurred by the Company, but excluding all Covered Liabilities that were paid by the Company (which payment shall not require receipt thereof) prior to the Effective Time (the “Reinsured Risks”).
(b)    The liability of the Reinsurer under this Agreement (i) with respect to all Reinsured Contracts other than the Separate Account Contracts, shall be on a coinsurance basis and (ii) with respect to the Separate Account Contracts, (x) shall be on a coinsurance basis with respect to the general account insurance liabilities and obligations arising under the Separate Account Contracts and (y) on a modified coinsurance basis with respect to the Separate Account Assets and Separate Account Liabilities.

2.2.    Conditions.
(a)    If the Company’s liability under any of the Reinsured Contracts is changed because of changes made after the Effective Date in the terms and conditions of the Reinsured Contracts (including to any contract riders or endorsements thereto) that are required due to changes in Applicable Law as determined in accordance with Section 2.2(b), the Reinsurer will share in the change proportionately to the Reinsurer’s Quota Share hereunder and the Company and the Reinsurer will make all appropriate adjustments to amounts due each other under this Agreement.
(b)    If the Company believes a modification to the Reinsured Contracts is required under Applicable Law, the Company will provide to the Reinsurer (x) a memorandum prepared by the Company’s internal counsel summarizing the view that such modification is required under Applicable Law or (y) if the Reinsurer disagrees with the Company’s view, a legal memorandum prepared by outside counsel selected by the Company and reasonably acceptable to the Reinsurer supporting such view. The positions set forth in such memorandum of outside counsel shall be final and binding on the parties. In the event the Reinsurer disagrees with the Company’s view, the parties shall share the expense of such outside counsel on a pro rata basis, in accordance with their respective quota shares of the liabilities reinsured hereunder. For purposes hereof, “final and binding” shall mean that the aforesaid memorandum shall have the same preclusive effect for all purposes as a determination embodied in a final judgment, no longer subject to appeal and entered by a court of competent jurisdiction after full and fair litigation on the merits.
(c)    The Company shall notify the Reinsurer in writing prior to making any changes, amendments or modifications after the Effective Date in the terms and conditions of any of the Reinsured Contracts (including to any contract riders or endorsements thereto). Except as otherwise set forth or contemplated herein, including in paragraph (a) above, no such changes, amendments or modifications which, individually or in the aggregate, would materially adversely affect or would reasonably be expected to materially adversely affect the liability of the Reinsurer hereunder, shall be covered hereunder unless made by the Company with the prior written approval of the Reinsurer or, unless required by Applicable Law as determined in accordance with Section 2.2(b). In the event that any such changes, amendments or modifications are made in any Reinsured Contract by the Company without the prior written approval of the Reinsurer, this Agreement will cover Reinsured Risks incurred by the Company under such Reinsured Contract as if the non-approved changes, amendments or modifications had not been made, unless the changes, amendments or modifications were required by Applicable Law.
(d)    Subject to the express terms of this Agreement, the Reinsurer shall follow the fortunes of the Company, such that (i) the Reinsurer shall accept the decision of the Company with respect to payment obligations with respect to any Reinsured Contract, and (ii) the Reinsurer’s liability for the Reinsured Contracts shall be the same as that of the Company, including the same terms, risks, and conditions, as may be modified by Applicable Law as determined in accordance with Section 2.2(b). Claims notifications, claim papers and proofs will be furnished to the Reinsurer as soon as reasonably practicable following any written request for such items made by the Reinsurer.
2.3.    Non-Guaranteed Elements. The Company shall set all Non-Guaranteed Elements under the Reinsured Contracts from and after the Closing Date, but shall request the recommendations of the Reinsurer (if not previously received) prior to the setting of any Non-Guaranteed Elements, and shall follow such recommendations unless the Company determines in good faith and on a reasonable basis that such recommendations (i) fail to comport with Applicable Law, (ii) fail to comport with applicable Actuarial Standards of Practice, or (iii) fail to comport with the terms of a Reinsured Contract.

2.4.    Reinstatement. Reinsured Contracts ceded under this Agreement shall include any Reinsured Contract that is reduced, terminated, or surrendered, and later reinstated pursuant to and in accordance with its policy provisions and will be reinsured by the Reinsurer in accordance with the terms of this Agreement. A reduced, terminated, or surrendered annuity contract that would have been a Reinsured Contract had it been in force at the Effective Time, that later reinstates pursuant to and in accordance with its policy provisions, will be reinsured by the Reinsurer and become a Reinsured Contract. The Reinsurer will be entitled to receive and/or retain the Reinsurer’s Quota Share of any premiums and interest for coverage on or after the Effective Date that is received for any such reinstatement, termination, or surrender and the Company will transfer to the Reinsurer an amount in cash equal to the Reinsurer’s Quota Share of the amount of Reserves (as if such reduction, termination or surrender had never occurred) for such reinstated Reinsured Contract as of the Effective Date. The date of reinsurance for such reinstated Reinsured Contracts shall be the Effective Date.

ARTICLE III
ADMINISTRATION; GENERAL PROVISIONS
3.1.    Contract Administration. The Company shall administer the Reinsured Contracts and provide all contractholder and claims servicing with respect to the Reinsured Contracts in all material respects in accordance with the terms of Section 3.9.
3.2.    Policy Exchanges. Unless the Reinsurer has provided its prior written consent, the Company shall not, and shall not permit its Affiliates to, directly or indirectly, undertake, solicit, sponsor or support any exchange program in respect of the Reinsured Contracts or otherwise target in a directed, programmatic or systematic manner the Reinsured Contracts for replacement.
3.3.    Claims Settlements. The Company will advise the Reinsurer of its intention to contest, compromise or litigate (jointly a “Contest”) any claim if such Contest could reasonably be expected to result in the payment by the Company of amounts different than the corresponding Covered Liabilities. The Reinsurer will pay its share of the expense of the Contest in addition to the Reinsurer’s Quota Share of such corresponding Covered Liabilities, or it may choose not to participate. If the Company’s Contest of such Covered Liabilities results in the reduction of its liability and the Reinsurer has chosen to participate therein, the Reinsurer will share in such reduction in proportion to the Reinsurer’s Quota Share. If the Reinsurer chooses not to participate, it will discharge its liability by payment to the Company of the full amount of the Reinsurer’s Quota Share of the corresponding Covered Liabilities. For the avoidance of doubt, corrections in Covered Liabilities due to a misstatement of material fact (such as age or sex) or a legal action initiated by the Company to determine the lawful claim beneficiary shall be subject to this Section 3.3.
3.4.    Inspection. The Company shall keep accurate and complete records, files and accounts of all transactions and matters with respect to the Reinsured Contracts and the Company’s administration thereof in accordance with Applicable Law and its record management practices in effect from time to time for the Company’s insurance business not covered by this Agreement. The Reinsurer and its designated Representatives (which Representatives may include any Retrocessionaire of the Reinsured Contracts) may at their own expense and upon reasonable notice inspect, at the offices of the Company where such records are located (and if such records are located at the offices of a third party, at such offices), and copy the papers and any and all other books or documents of the Company reasonably relating to this Agreement, including the Reinsured Contracts and the administration thereof by the Company and shall have access to appropriate employees and Representatives of the Company, in each case during normal business hours without unreasonable disruption of the business of the Company for such period as any provision of this Agreement is in effect or the Reinsurer reasonably needs access to such records for regulatory, Tax or similar purposes; provided, however, that the Reinsurer and its designated Representatives (which Representatives may include any Retrocessionaire of the Reinsured Contracts) may not conduct such inspections more than once in any given six (6) month period. If the Reinsurer exercises its inspection rights, the Company must provide a reasonable work space for such audit, examination or copying, reasonably cooperate and produce any and all materials reasonably requested to be produced. The information obtained shall be used only for purposes relating to the transactions contemplated under this Agreement.
3.5.    Errors and Omissions. If any delay, omission, error (including any omission or error in any Monthly Reinsurance Settlement Report) or failure to pay amounts due or to perform any other act required by this Agreement is unintentional and caused by misunderstanding or oversight, the Company and the Reinsurer will adjust the situation to what it would have been had the misunderstanding or oversight not occurred. The party first discovering such misunderstanding or oversight, or an act resulting from such misunderstanding or oversight, will notify the other party in writing promptly upon discovery thereof, and the parties shall act to correct such misunderstanding or oversight within thirty (30) Business Days of such other party’s receipt of such notice. However, this Section shall not be construed as a waiver by either party of a right, if any, to enforce strictly the terms of this Agreement.
3.6.    Age, Sex and Other Adjustments. If the Company’s liability under any of the Reinsured Contracts is changed because of a misstatement of age or sex or any other material fact, the Reinsurer will share in the change proportionately to the Reinsurer’s Quota Share hereunder and the Company and the Reinsurer will make all appropriate adjustments to amounts due each other under this Agreement.
3.7.    Setoff and Recoupment. Any debts or credits, matured or unmatured, in favor of or against either the Company or the Reinsurer with respect to this Agreement are deemed mutual debts or credits, as the case may be, and shall be set off and/or recouped from any amounts due to the Company or the Reinsurer hereunder, as the case may be, and only the net balance shall be allowed or paid.
3.8.    Net Retention. The Company shall retain, net and unreinsured, at its own risk and liability, a 10% quota share of the gross liabilities with respect to each Reinsured Contract. For the avoidance of doubt, the foregoing net retention requirement shall not apply to any annuities, insurance policies or products, or any business of the Company, to the extent not reinsured hereunder.
3.9.    Administration.
(a)    Administration. The Company shall administer the Reinsured Contracts and provide all required, necessary and appropriate administrative and other services with respect to the Reinsured Contracts in accordance with the terms hereof, including, but not limited to (i) contractholder and claims servicing, (ii) the payment of all Covered Liabilities and the administration of claims and disbursements, (iii) holding quarterly servicing and administration review calls with the Reinsurer to discuss issues that have arisen with respect to the Business Covered, (iv) establishing a secured data transfer channel for safely exchanging data with respect to the Business Covered, and (v) providing a monthly data snapshot of applicable Reinsured Contracts and associated activities (the “Services”). The Company shall provide the Services: (A) in accordance in all material respects with the terms of the Reinsured Contracts, the applicable terms of this Agreement, and Applicable Law; and (B) subject to the foregoing, in substantially the same manner from a quality perspective and using at least the same standards of skill, diligence, care, effort and expertise applied by the Company in providing the Services in respect of the Reinsured Contracts during the twelve (12)-month period prior to the Effective Date. The Company will not materially change, alter or otherwise compromise its administrative practices that could have a material adverse effect on the Reinsurer with respect to the Reinsured Contracts without the prior written consent of the Reinsurer; such consent not to be unreasonably withheld, conditioned or delayed, it being understood that this sentence shall not be construed to alter the Company’s other obligations under this Agreement.
(b)    Sub-Contracting.
(i)    The Company shall only be permitted to delegate or subcontract its responsibility to perform any portion of any material administrative Service (e.g., accepting premiums or adjusting claims) with respect to the Reinsured Contracts to any other Person with the prior written consent of the Reinsurer; such consent not to be unreasonably withheld, conditioned or delayed; provided, that no such subcontracting shall relieve the Company from any of its obligations or liabilities hereunder, and the Company shall remain responsible for all obligations or liabilities of such subcontractor with regards to the providing of such service or services as if provided by the Company. Notwithstanding the foregoing, the Company shall be permitted to delegate or subcontract any immaterial Services and to delegate or subcontract the Services as currently delegated or subcontracted.
(ii)    The Company shall require any unaffiliated subcontractor which provides a material administrative Service (e.g., accepting premiums or adjusting claims) with respect to the Reinsured Contracts to provide it with a copy of such subcontractor’s SSAE 16 Type I report or, if the subcontractor is able to provide, such subcontractor’s SSAE 16 Type II report, or any successor or other substantially similar report on an annual basis. A copy of any such reports required under this Section 3.9(b)(ii) shall be provided by the Company to the Reinsurer no later than ten (10) Business Days following the Company’s receipt of such report from such subcontractor. Following receipt by the Company of any such report that identifies one or more control deficiencies or significant testing exceptions in effect for such reporting period, the Company shall use its commercially reasonable efforts to require that such subcontractor promptly cure such deficiencies and exceptions. The Company shall provide the Reinsurer with evidence that such deficiency or exception has been cured or a plan of the actions the Company has taken or will take in order to cure such deficiency or exception, and the Company shall keep the Reinsurer apprised of any developments in connection therewith.
(c)    Administration Reports.
(i)    The Company shall prepare the reports set forth in Schedule G and Schedule H. Additionally, the Company shall prepare any other reports reasonably requested by the Reinsurer in connection with the Business Covered, so long as the Company has the general ability to produce such other reports as reasonably determined by the Company with reference to its then current operations (“Additional Reports”). Except to the extent that the Company prepares such Additional Reports in the ordinary course of business, the Reinsurer shall reimburse the Company for any actual costs the Company incurs in preparing any such Additional Reports. Any Additional Reports required to be prepared by the Company shall be prepared and delivered to the Reinsurer within the time agreed upon by the parties.
(ii)    Any service reasonably requested by the Reinsurer (A) that is in addition to the Services provided by the Company as of the Closing Date or (B) attributable to special or unusual circumstances of the Reinsurer shall be deemed a “Special Project.” The Reinsurer acknowledges that (x) unless and until the Company has consented in writing, which consent shall not be unreasonably withheld, conditioned or delayed, to provide services for any Special Project, the Company will have no obligation to provide such services, and (y) any services for Special Projects provided by the Company will require the Reinsurer requesting such Special Project to pay fees to the Company at a rate as reasonably determined by the Company in accordance with its internal accounting procedures, including fees charged to the Company by its service providers in respect of such Special Projects and employee compensation (including salary, bonus or other incentive compensation), benefits and facilities, plus a reasonable margin.

(iii)    The Company shall provide the Reinsurer with written notice of any significant control deficiency or material weakness, including with respect to cybersecurity or privacy, identified by the Company or its internal and external auditors and resulting Company action plans which are relevant to the Business Covered, promptly and, in each case, within five (5) Business Days of the Company becoming aware of such significant control deficiency or material weakness or such action plans becoming available, and shall provide the Reinsurer with any management reports and the respective internal and external audit reports in respect of such significant control deficiency or material weakness promptly upon and, in each case, within five (5) Business Days of their issuance to the Company. In the event the Company has notified the Reinsurer, or the Reinsurer otherwise becomes aware, of any such deficiency or weakness, the Reinsurer and its Representatives (which Representatives may include any Retrocessionaire of the Reinsured Contracts) shall have the right, at the sole expense of the Reinsurer or such Representative (as appropriate), to conduct on-site audits, including technology, security, data protection, compliance and privacy audits, and request documentation at its reasonable discretion related to an audit or inquiry on the part of the Reinsurer (with which request the Company shall promptly comply) at any time, and the Company shall permit the Reinsurer’s certified public accountants to conduct testing and audit procedures with respect to the Company’s operations in order to support the Reinsurer’s audit of its financial statements, in each case during normal business hours and without unreasonable disruption to the business of the Company. The Reinsurer shall provide the Company with reasonable notice of any such on-site audits or certified public accountant firm testing and audits; provided, that the Reinsurer shall comply with such audit protocols as may be reasonably prescribed by the Company. The information obtained by the Reinsurer pursuant to such audits and testing shall be used only for purposes relating to the transactions contemplated under this Agreement.
(d)    Inability to Perform Services. In the event that the Company is unable, for any reason, to perform all or a portion of the Services at the standard required by Section 3.9(a) for a period that could reasonably be expected to exceed ten (10) Business Days, the Company shall promptly provide notice to the Reinsurer of its inability to so perform the applicable Services and the Company shall obtain an alternative means of providing such Services reasonably acceptable to the Reinsurer. The Company shall be responsible for all fees, costs and expenses incurred in order to obtain such alternative means of providing the applicable Services.
3.10.    Novation. If the Reinsurer submits a proposal with respect to a novation of the structured settlement annuity contracts that are part of the Reinsured Contracts following the Closing Date, the parties agree to discuss the proposal in good faith and cooperate in evaluating such proposal. Should the Company on the one hand, and the Reinsurer or the Retrocessionaire, as applicable, on the other, reach an agreement to novate the contracts, the parties will develop a plan for such novation, which shall include a strategy for communicating with contractholders to obtain their consent, and obtaining all necessary approvals from Governmental Authorities. Any such plan shall require the Reinsurer and/or the Retrocessionaire, as applicable, to adhere to communication protocols in form and substance satisfactory to the Company in its sole discretion.
3.11.    No Ratings. In no event shall any provision of this Agreement be construed to require the Company to maintain any insurance financial strength rating or similar rating.
ARTICLE IV
INITIAL PAYMENTS

4.1.    Estimated Initial Reinsurance Premium.1
(a)    On the Effective Date, the Company shall owe to the Reinsurer an amount equal to the Estimated Initial Reinsurance Premium, which amount shall be paid in the manner described in Section 4.3.
(b)    Not later than twenty (20) Business Days prior to the intended Closing Date, the Company shall deliver to the Reinsurer a statement (the “Estimated Initial Reinsurance Premium Statement”) of the Company’s good faith calculation of the Estimated Initial Reinsurance Premium (such calculation, which shall reflect the amount payable to the Reinsurer, the “Estimated Initial Reinsurance Premium”) based on:
(i)     those assets that are listed on Annex A-1 and that have a value, as determined by multiplying each respective asset’s current face value as of the Closing Date by such asset’s market price (excluding accrued interest) as of the Effective Date, equal to the Estimated Initial Reinsurance Premium Part A; and
(ii)    those assets and cash that are listed on Annex B-1 and that have a Fair Market Value (including accrued interest), determined as of the Closing Date, equal to the Estimated Initial Reinsurance Premium Part B.
For purposes of this Agreement, the “Estimated Initial Reinsurance Premium Part A” means an amount equal to $2,761,299,141, being the amount equal to the Reinsurer’s Quota Share of:
(i)    the NAIC Reserves held by the Company on the Business Covered (excluding separate account NAIC Reserves in respect of the Separate Account Contracts), determined in accordance with SAP consistently applied, as of the Effective Time, plus
(ii)    the existing Interest Maintenance Reserve attributable to the Business Covered, determined in accordance with SAP consistently applied, as of the Effective Time and as set forth on Schedule I, plus
(iii)    pre-tax unrealized gains (and losses) on the assets listed on Annex A-1 as of the Effective Time.
For purposes of this Agreement, the “Estimated Initial Reinsurance Premium Part B” means an amount equal to $34,875,168, being the amount equal to the Reinsurer’s Quota Share of:
(i)    liability cash flows with respect to the Reinsured Contracts during the Interim Period, being a) Contract Considerations minus b) reinsured benefits incurred under Covered Liabilities minus c) Expense Allowances and Commissions, plus
(ii)    Interim Period Interest, plus
(iii)    premium (or annuitized Account Value) for any new Reinsured Contracts added after the Effective Time, plus
1The Estimated Initial Reinsurance Premium and Annex A-1 have been adjusted to reflect the novation of certain contracts to the Company using 2/1/18 reserves.

(iv)    the amount with respect to the Reinsured Contracts of any new Interest Maintenance Reserve created during the Interim Period (which amount may be negative to the extent of any capital losses) divided by 0.65, plus
(v)    additional cash flow testing reserves with respect to the Reinsured Contracts posted during the Interim Period divided by 0.65, minus
(vi)    the accrued interest on assets listed under Annex A-1 as of the Closing Date.
(c)    Within forty-five (45) calendar days after the Closing Date, the Company may prepare and deliver to the Reinsurer a revised Estimated Initial Reinsurance Premium Statement (the “Revised Estimated Initial Reinsurance Premium Statement”) setting forth the Company’s good faith calculation of any adjustments it deems necessary to the Estimated Initial Reinsurance Premium (the Estimated Initial Reinsurance Premium, as adjusted, the “Revised Estimated Initial Reinsurance Premium”), including a statement of each component thereof.
(d)    The Estimated Initial Reinsurance Premium or the Revised Estimated Initial Reinsurance Premium (if applicable) shall be deemed to be the “Final Initial Reinsurance Premium”, unless the Reinsurer provides a written notice to the Company within thirty-five (35) calendar days after receipt of the Estimated Initial Reinsurance Premium Statement or the Revised Estimated Initial Reinsurance Premium Statement (if applicable) stating that the Reinsurer disagrees with one or more of the entries or calculations (or any components thereof) set forth in the Estimated Initial Reinsurance Premium Statement or the Revised Estimated Initial Reinsurance Premium Statement (if applicable) and specifying in reasonable detail each item that the Reinsurer disputes, the amount in dispute for each such disputed item and the reasons supporting the Reinsurer’s positions. If the Reinsurer delivers such written notice within such thirty-five (35) calendar day period, the Company and the Reinsurer shall each negotiate in good faith to resolve the disputed items within ten (10) Business Days beginning on the date the Company receives the written notice. If the Company and the Reinsurer reach agreement with respect to any disputed items, the Company shall revise the Estimated Initial Reinsurance Premium Statement or the Revised Estimated Initial Reinsurance Premium Statement (if applicable) to reflect such agreement. If the Company and the Reinsurer are unable to resolve all of the disputed items within such ten (10) Business Day period, the Company and the Reinsurer shall submit the unresolved disputed items to review by the Third Party Actuary, except to the extent the dispute relates to the valuation of the Transferred Assets (including disputes relating to Fair Market Value), the Company and the Reinsurer shall submit the dispute to review by the Valuation Expert. The Company and the Reinsurer shall instruct the Third Party Actuary or the Valuation Expert (as applicable) to render its decision as to the disputed items within thirty (30) calendar days after the submission of the applicable matter for its review (or as soon thereafter as possible). The Third Party Actuary or the Valuation Expert (as applicable) shall not review any items that are not in dispute or any assumptions underlying any calculations provided to it, and shall adhere to the methodologies employed by the Company for performing any such calculations. The decision(s) of the Third Party Actuary or the Valuation Expert (as applicable) shall be final, binding and conclusive upon the Company and the Reinsurer absent manifest error; provided that the decision of the Third Party Actuary or the Valuation Expert (as applicable) as to any figure shall not be outside the range of such figures proposed by each of the Company and the Reinsurer and the Third Party Actuary or the Valuation Expert (as applicable) shall be subject to the limitations set forth in the preceding sentence. Following the resolution of all disputed items, the Company shall prepare and deliver to the Reinsurer a revised premium statement (the “Final Initial Reinsurance Premium Statement”) which shall reflect the resolution of all relevant disputed items and which shall set forth the “Final Initial Reinsurance Premium”. Any expenses relating to the engagement of the Third Party Actuary or the Valuation Expert (as applicable) in respect of its services pursuant to this Section 4.1(d) shall be shared equally by the Company and the Reinsurer.

(e)    If (1) the Final Initial Reinsurance Premium (as determined in accordance with Section 4.1(d)) minus (2) the Estimated Initial Reinsurance Premium (such difference, the “Initial Reinsurance Premium Deficiency”) is greater than or less than zero, there shall be an adjustment payment as follows:
(i)    if the Initial Reinsurance Premium Deficiency is a positive number, the Company shall pay to the Reinsurer in cash via a wire transfer of immediately available funds to the account designated therefor in writing by the Reinsurer (x) an amount equal to the Initial Reinsurance Premium Deficiency plus (y) interest on the Initial Reinsurance Premium Deficiency for each day during the period beginning on the Closing Date and ending on, but not including, the date of such payment of the post-closing adjustment (the “Initial Reinsurance Premium Adjustment Period”), calculated at a rate equal to the Three-Month LIBOR plus thirty (30) basis points per annum as computed on the basis of (i) a 360-day year composed of twelve (12) 30-day months and (ii) daily compounding; and
(ii)    if the Initial Reinsurance Premium Deficiency is a negative number, the Reinsurer shall pay to the Company in cash via a wire transfer of immediately available funds to the account designated therefor in writing by the Company (x) an amount equal to the absolute value of the Initial Reinsurance Premium Deficiency plus (y) interest on the absolute value of the Initial Reinsurance Premium Deficiency for each day during the Initial Reinsurance Premium Adjustment Period calculated at a rate equal to the Three-Month LIBOR plus thirty (30) basis points per annum as computed on the basis of (i) a 360-day year composed of twelve (12) 30-day months and (ii) daily compounding.
Any such adjustment payment shall be made within ten (10) Business Days after the date that the Final Initial Reinsurance Premium is deemed to be determined.
4.2.    Ceding Commission. On the Effective Date, the Reinsurer shall owe to the Company an amount equal to the Ceding Commission, which amount shall be paid in the manner described in Section 4.3.
4.3.    Netting of Payments; Transfer of Assets.
(a)    On the Closing Date, the Company shall pay to the Reinsurer an amount equal to the Estimated Initial Reinsurance Premium and, simultaneously, the Reinsurer shall pay to the Company an amount equal to the Ceding Commission. The foregoing payments shall be netted against each other and, in satisfaction of the net amount due (such net amount, the “Initial Net Settlement Amount”), the Company shall deposit into the Trust Account on the Closing Date, on behalf of the Reinsurer as grantor of the Trust Account, those assets identified in the attached Annex A-1 and Annex B-1 (the “Transferred Assets”) with a mutually agreed upon Fair Market Value (as set forth on Annex A-1 and Annex B-1).
(b)    In addition, on the Closing Date, (x) if the Initial Net Settlement Amount exceeds the value of the Transferred Assets as calculated in Section 4.1(b), then, on the Closing Date, the Company shall deposit into the Trust Account cash in an amount equal to such excess and (y) if the value, of the Transferred Assets as calculated in Section 4.1(b) exceeds the Initial Net Settlement Amount, then, on the Closing Date, the Reinsurer shall pay to the Company an amount equal to such excess in cash. The Company acknowledges and agrees that the Reinsurer will not be liable for any failure of the Company to deliver the Transferred Assets or any such cash directly into the Trust Account.
4.4.    Top-Up with Trustee. On the Closing Date, the Reinsurer shall deposit into the Trust Account Eligible Trust Account Assets with a Book Value (and Fair Market Value no less than Book Value) equal, in the aggregate, to (i) the excess of the estimated Required Balance as of the Closing Date over the

Initial Net Settlement Amount minus (ii) the Retrocession Trust Account Balance (if applicable and if any) as of the Closing Date.

ARTICLE V
ADDITIONAL REINSURANCE PREMIUMS; EXPENSE ALLOWANCE; COMMISSIONS
5.1.    Additional Contract Considerations. On each Monthly Settlement Date, the Company shall owe to the Reinsurer the Reinsurer’s Quota Share of the Contract Considerations with respect to the Reinsured Contracts for the Monthly Accounting Period corresponding to such Monthly Settlement Date. Except as otherwise provided in Section 5.4, settlement of amounts owed under this Section shall be made on a net basis in accordance with Article VI.
5.2.    Expense Allowance. On each Monthly Settlement Date, the Reinsurer shall owe to the Company with respect to each Monthly Accounting Period ending after the Effective Date, the Reinsurer’s Quota Share of an expense allowance (each an “Expense Allowance”) related to each Reinsured Contract in an amount calculated in accordance with Schedule E. The Reinsurer will bear no part of the expenses incurred in connection with the Reinsured Contracts, except as otherwise provided herein. The allowance for any premium Taxes, state guarantee fund assessments, special assessments or excise Taxes paid in connection with the Reinsured Contracts is included in Expense Allowances. The Reinsurer will not reimburse the Company for any other Taxes or assessments paid by the Company in connection with the Reinsured Contracts. Except as otherwise provided in Section 5.4, settlement of amounts owed under this Section shall be made on a net basis in accordance with Article VI.
5.3.    Commissions. On each Monthly Settlement Date, the Reinsurer shall owe to the Company the Reinsurer’s Quota Share of the commission amounts set forth on Schedule J for the Monthly Accounting Period corresponding to such Monthly Settlement Date (“Commissions”). The Company shall not change the Commissions without the prior consent of the Reinsurer. Except as otherwise provided in Section 5.4, settlement of amounts owed under this Section shall be made on a net basis in accordance with Article VI.
5.4.    Settlements. Settlement of amounts owed under this Article V with respect to the Interim Period shall have been effectuated under Section 4.1, and settlement of amounts owed on and after the Closing Date shall be made in accordance with Article VI.
ARTICLE VI
ACCOUNTING AND SETTLEMENT
6.1.    Monthly Reinsurance Settlement Reports and NAIC Reserve Reports.
(a)    As soon as practicable but not more than seven (7) Business Days following the end of each Monthly Accounting Period ending after the Closing Date, the Company shall deliver to the Reinsurer a monthly reinsurance settlement report in the form of Schedule F-1  (the “Monthly Reinsurance Settlement Report”) and seriatim data reports substantially in the form of Schedule F-2.
(b)    Together with the Monthly Reinsurance Settlement Report, the Company shall deliver a written statement of the (i) NAIC Reserves for the Company for the applicable month and (ii) Separate Account NAIC Reserves for the Company for the applicable month, in each case substantially in the form of Schedule F-3, to the Reinsurer.

(c)        After the receipt by the Reinsurer from the Company of the monthly reports provided for in this Section 6.1, and until such time as the Monthly Reinsurance Settlement Report is finalized pursuant to Section 6.1(e), the Reinsurer and its authorized Representatives shall have, upon prior written notice, reasonable access during normal business hours to the working papers of the Company relating to such reports and the items set forth thereon. The Reinsurer shall have the right to review the Monthly Reinsurance Settlement Report and comment thereon for a period of thirty (30) Business Days after receipt of such report. Any changes in such Monthly Reinsurance Settlement Report that are agreed to by the parties within such thirty (30) Business Day review period shall be incorporated into a final report. In the event the Reinsurer does not dispute such Monthly Reinsurance Settlement Report within such thirty (30) Business Day review period, such Monthly Reinsurance Settlement Report shall, subject to Section 3.4, be deemed final and binding on the parties.
(d)    In the event that a good faith dispute arises regarding any item or items in a Monthly Reinsurance Settlement Report within such thirty (30) Business Day review period, each of the parties shall prepare separate written reports of such item or items remaining in dispute and refer such Monthly Reinsurance Settlement Report to the Third Party Actuary within ten (10) calendar days after the expiration of such thirty (30) Business Day review period.
(e)    The Third Party Actuary shall resolve within thirty (30) calendar days the dispute regarding such item or items in the Monthly Reinsurance Settlement Report; provided, however, that the dollar amount of each item in dispute shall be determined within the range of dollar amounts proposed by the Company and the Reinsurer; and provided, further, that the Third Party Actuary shall not review any items that are not in dispute or any assumptions underlying any calculations provided to it, and shall adhere to the methodologies employed by the Company for performing any such calculations.
(f)    The determinations by the Third Party Actuary as to the items in dispute shall be in writing and shall be final and binding on the parties, absent manifest error. The fees, costs and expenses of retaining the Third Party Actuary shall be shared equally by the Company and the Reinsurer.
(g)    Within five (5) Business Days following the date on which any Monthly Reinsurance Settlement Report that was the subject of a timely dispute pursuant to this Section 6.1 becomes final pursuant to this Section 6.1, the parties shall make any necessary adjustment payments to reflect the resolution of any such disputes.
6.2.    Trust Reporting.
(a)    Within ten (10) Business Days after the Reinsurer’s receipt of a Monthly Reinsurance Settlement Report, the Reinsurer shall certify in writing to the Company and the Trustee that all the assets held in the Trust Account as at the end of the applicable month are Eligible Trust Account Assets or, to the extent any such assets are not Eligible Trust Account Assets, the Reinsurer’s intended course of action (and actions already taken, if applicable) with regard to replacing such assets with Eligible Trust Account Assets.
(b)    Concurrently with the delivery of the above certification, the Reinsurer shall also deliver to the Company a certification by the Reinsurer of: (i) the Required Balance, and if applicable, and the portion of the Required Balance required to be maintained in the Retrocession Trust Account, each as at the end of the month, (ii) the aggregate Book Value of all the assets in the Trust Account and in the Retrocession Trust Account, if applicable, as at the end of the month and (iii) a complete list of the assets in the Trust Account and the Retrocession Trust Account, if applicable, and their respective Book Values as at the end of the month.

6.3.    Amounts Due to the Parties. All amounts due to be paid to the Company or the Reinsurer under this Agreement shall be determined on a net basis, giving full effect to Section 3.7. Each net amount due the Company or the Reinsurer with respect to each Monthly Accounting Period ending after the Closing Date as reflected on a Monthly Reinsurance Settlement Report (the “Monthly Settlement”) shall be paid in cash by the owing party no later than ten (10) Business Days after receipt by the Reinsurer of the Monthly Reinsurance Settlement Report (the “Monthly Settlement Date”).
6.4.    Annual Financial Reports. As soon as practicable but no later than forty (40) calendar days following the end of each calendar year ending after the Closing Date, the Company shall supply the Reinsurer with the reports set forth on Schedule G and any other reports related to the Reinsured Contracts as may be reasonably requested by the Reinsurer for use in connection with the preparation of the Reinsurer’s statutory financial statements. The parties shall cooperate in good faith to establish the form for the providing of such reports.
6.5.    Additional Reports and Updates. For so long as this Agreement remains in effect, (i) the Company shall supply the Reinsurer with the reports set forth on Schedule H within the applicable time periods listed thereon and (ii) each of the parties shall periodically furnish to the other such other reports and information as may be reasonably requested by such other party for regulatory, tax, rating agency or similar purposes and reasonably available to it.
6.6.    Delayed Payments. Unless otherwise specified in this Agreement, in the event that all or any portion of any payment due either party pursuant to this Agreement becomes overdue, the portion of the amount overdue shall bear interest at an annual rate equal to (i) the then current Three-Month LIBOR determined on the date that the payment becomes overdue plus (ii) thirty (30) basis points, for the time that the amount is overdue, with Three-Month LIBOR reset as of the first London Banking Day of each successive Monthly Accounting Period and applied to such Monthly Accounting Period.

ARTICLE VII
TERMINATION FOR NON-PAYMENT
7.1.    Notice of Termination for Non-Payment. On any day on which the Company is delinquent in paying amounts due and owing to the Reinsurer under this Agreement, other than amounts that are the subject of a good faith dispute or an error or omission of the type specified in Section 3.5, the Reinsurer may give the Company written notice that the reinsurance coverage hereunder shall terminate, solely with respect to the Reinsured Contracts to which such delinquent amount relates, as of the date of such notice of termination if such overdue amount plus applicable interest thereon is not paid to the Reinsurer within thirty (30) calendar days from the date of such notice. If such written notice has been given by the Reinsurer and such overdue amount plus applicable interest thereon is not paid to the Reinsurer within such thirty (30) calendar day period, such failure to pay shall be treated by the parties as a Recapture Event with respect to the Reinsured Contracts as to which such amounts have not been paid, and the Reinsurer shall tender to the Company an amount equal to the Recapture Payment determined in accordance with Section 8.3 below solely with respect to the Reinsured Contracts to which such delinquent amount relates. Thereupon, as of or on the Recapture Effective Time, all reinsurance coverage under this Agreement solely with respect to the Reinsured Contracts to which such delinquent amount relates shall terminate and the Reinsurer shall have no further liability solely with respect to the Reinsured Contracts to which such delinquent amount relates from the date on which such unpaid amount was originally due, other than the payment of the such Recapture Payment.

ARTICLE VIII
RECAPTURE
8.1.    Recapture Events. Each of the following shall constitute a “Recapture Event”:
(a)    (i) the Reinsurer ceases to or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debt as they become due, subject to applicable grace periods, (ii) the Reinsurer initiates or commences the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or for all or substantially all of its assets, (iii) the Reinsurer becomes subject to any liquidation, insolvency, rehabilitation, conservation, supervision or similar proceeding against the Reinsurer by a Governmental Authority having jurisdiction over the Reinsurer, or (iv) the Reinsurer takes any action to effectuate or authorize any of the foregoing;
(b)    (A) the Reinsurer fails to (1) fund the Trust Account for any amounts not subject to a good faith dispute that are required to be deposited therein by the Reinsurer in accordance with Section 9.5 and with the terms of the Trust Agreement, or (2) perform or observe any of the material terms and conditions of this Agreement or the Trust Agreement, including a failure to pay the Company any amount due under this Agreement that is not subject to a good faith dispute; and (B) any such failure continues for twenty (20) Business Days after the date on which the Reinsurer becomes aware of such failure, including, but not limited to, the date on which the Company notifies the Reinsurer in writing of such failure, it being understood that a breach by the Reinsurer of Section 14.1 or Section 14.2, or any representation or warranty contained in this Agreement shall not constitute a Recapture Event;
(c)    with respect to a recapture of solely the Reinsured Contracts retroceded to the Retrocessionaire, if applicable and if any, the Retrocessionaire fails to perform or observe any of the material terms and conditions of the Retrocession Trust Agreement and such failure continues for twenty (20) Business Days after the expiration of any applicable cure period in the Retrocession Trust Agreement;
(d)    a Reinsurance Credit Event continues for the lesser of (x) ninety (90) calendar days and (y) the period from inception of such Reinsurance Credit Event to the “as of” date of the Company’s next statutory financial statement, and the Reinsurer has not taken action which would enable the Company to receive full statutory financial statement credit for reinsurance ceded to the Reinsurer under this Agreement, and the Company has acted in compliance with its obligations under Section 17.1(c); or
(e)    (i) the Reinsurer’s RBC Ratio is below [REDACTED] in any quarterly period and (ii) the Reinsurer has not within thirty (30) calendar days of such shortfall provided the Company with evidence reasonably satisfactory to the Company that the Reinsurer has either (i) restored its RBC Ratio to [REDACTED] or (ii) entered into a letter of intent whereby the Reinsurer and an affiliated insurance company agree to effect a novation causing this Agreement to be novated to such an affiliated insurance company that has capital in excess of [REDACTED] and an RBC Ratio (or the local equivalent if not a U.S. entity) in excess of [REDACTED], subject only to obtaining any required regulatory and third party consents. Such affiliated insurance company must either be authorized in the domiciliary state of the Company (provided that such domiciliary state is a jurisdiction with substantially similar requirements as the Company’s domiciliary state as of the Closing Date) or provide collateral, sufficient to provide the Company full financial statement credit, in accordance with the credit for reinsurance requirements of the domiciliary state of the Company (provided that such domiciliary state is a jurisdiction with substantially similar requirements as the Company’s domiciliary state as of the Closing Date). If regulatory and third party consents are not obtained within thirty (30) calendar days of the date of the letter of intent, then the Company may immediately recapture the Reinsured Contracts.

Each calendar quarter, the Reinsurer shall provide to the Company the RBC Ratio of the Reinsurer calculated in accordance with then Applicable Law and Schedule H, (i) based on the Reinsurer’s good faith estimate as of the last day of such calendar quarter (other the last quarter of a calendar year), using, to the extent any factors are not reasonably available, hypothetical amounts derived from reasonable estimation and annualization or (ii) calculated by the Reinsurer as of such calendar year, as applicable. Each such calculation shall include reasonable supporting detail with respect to such calculation.
The Reinsurer will notify the Company promptly in writing, in reasonable detail, of any Recapture Event or any event or circumstance it becomes aware of that, with the giving of notice or the passage of time, would reasonably be expected to constitute a Recapture Event. The Company will notify the Reinsurer promptly in writing, in reasonable detail, upon becoming aware of a Recapture Event or any event or circumstance that, with the giving of notice or the passage of time, would reasonably be expected to constitute such a Recapture Event.
8.2.    Notice of Recapture.
(a)    If a Recapture Event has occurred and is continuing, then the Company shall have the right, but not the obligation, to recapture:
(i)    except in the case of Section 8.1(c), all, but not less than all, of (A) the Reinsurer’s Quota Share of the Business Covered and (B) the Reinsurer’s Quota Share of the Business Covered (as each term is defined in the HLIC Reinsurance Agreement) pursuant to the HLIC Reinsurance Agreement, and
(ii)    in the case of Section 8.1(c), all, but not less than all of (A) the Reinsured Contracts retroceded to the Retrocessionaire pursuant to the Retrocession Agreement and (B) the Reinsured Contracts (as each term is defined in the HLIC Reinsurance Agreement) retroceded to the Retrocessionaire pursuant to the HLIC Retrocession Agreement.
In addition, if the Reinsurer elects to terminate this Agreement with respect to specific Reinsured Contracts pursuant to Section 7.1, then the Company shall be required to recapture the Reinsurer’s Quota Share of such Reinsured Contracts.
(b)    In order to exercise such right to recapture:
(i)    the Company must provide prior written notice to the Reinsurer of its intent to recapture such business within ninety (90) calendar days following (A) receipt of actual written notice from the Reinsurer of the occurrence of a Recapture Event specified in clauses (a), (b), (c), (d) or (e) of Section 8.1 or (B) such time as the Company becomes aware of a Recapture Event specified in clauses (a), (b), (d) or (e) of Section 8.1;
(ii)    the Company’s written notice of recapture must be delivered following the expiry of any cure periods under Section 8.1 (or if no cure period is applicable, such notice may be delivered at any time) and designate an effective date and time of said recapture (the “Recapture Effective Time”) that is no less than thirty (30) calendar days and no more than sixty (60) calendar days following the date such notice of recapture is delivered; provided, that in the case of a Recapture Event described in Section 8.1(d), the company may designate a Recapture Effective Time that is as of the “as of” date of the Company’s relevant statutory financial statements; and
(iii)    the Recapture Event must be continuing on the date notice is delivered in accordance with Section 8.2(b)(ii) in order for such recapture to be consummated.

8.3.    Recapture Accounting and Settlement. In the event of a recapture under this Article, the Reinsurer’s sole liability to the Company shall be for payment of the Recapture Payment. Following any notice of recapture pursuant to this Article, the Company shall deliver to the Reinsurer within thirty (30) calendar days after the Recapture Effective Time, a Monthly Reinsurance Settlement Report for the Monthly Accounting Period ended on the Termination Date and a Terminal Accounting Settlement Report. In the event of any recapture of only some, but not all, of the Reinsured Contracts under Section 7.1 or Section 8.1(c), the Recapture Payment shall be adjusted according to a mutually acceptable methodology. Within ten (10) Business Days after the finalization of such Monthly Reinsurance Settlement Report and the Terminal Accounting Settlement Report in accordance with Section 8.4, the Recapture Payment specified in the Terminal Accounting Settlement Report shall be paid to the Company by the Reinsurer. Concurrently therewith, any and all assets remaining in the Trust Account shall be returned to the Reinsurer. The payment of the Recapture Payment upon recapture shall constitute a complete and final release of the Reinsurer in respect of any and all known and unknown present and future obligations or liability of any nature to the Company under this Agreement.
8.4.    Determination of Recapture Payment; Disputes.
(a)    After the receipt by the Reinsurer from the Company of the Monthly Reinsurance Settlement Report and the Terminal Accounting Settlement Report provided for in Section 8.3, and until such time as such reports are finalized, the Reinsurer and its authorized Representatives shall have, upon prior written notice, reasonable access during normal business hours to the working papers of the Company relating to such reports and the items set forth thereon. The Reinsurer shall have the right to review such reports and comment thereon for a period of thirty (30) Business Days after receipt of such reports. Any changes in such reports that are agreed to by the parties within such thirty (30) Business Day review period shall be incorporated into final reports. In the event the Reinsurer does not dispute such reports within such thirty (30) Business Day review period, such reports shall be deemed final.
(b)    In the event that a dispute arises regarding any item or items in the Terminal Accounting Settlement Report within such thirty (30) Business Day review period, each of the parties shall prepare separate written reports of such item or items remaining in dispute and refer such reports to the Third Party Actuary within ten (10) calendar days after the expiration of such thirty (30) Business Day review period.
(c)    The Third Party Actuary shall resolve within thirty (30) calendar days the dispute regarding such item or items in the Terminal Accounting Settlement Report; provided, however, that the dollar amount of each item in dispute shall be determined within the range of dollar amounts proposed by the Company and the Reinsurer; and provided, further, that the Third Party Actuary shall not review any items that are not in dispute.
(d)    The determinations by the Third Party Actuary as to the items in dispute shall be in writing and shall be final and binding on the parties. The fees, costs and expenses of retaining the Third Party Actuary shall be shared equally by the Company and the Reinsurer.
(e)    Any dispute with respect to the Monthly Reinsurance Settlement Reports for the Monthly Accounting Period ended on the Termination Date shall be governed by Section 6.1. In the event that there are disputes with respect to both the Monthly Reinsurance Settlement Report for the Monthly Accounting Period in which a recapture occurred pursuant to Section 6.1 and the Terminal Accounting Settlement Report pursuant to this Section 8.4, the parties shall require that the Third Party Actuary resolve all such disputes concurrently.

(f)    In the event that a dispute arises regarding the Fair Market Value of the assets transferred pursuant to item (iv) of Schedule C, as part of the determination of the Recapture Payment, the parties shall prepare separate written reports of such item or items remaining in dispute and refer such reports to the Valuation Expert within ten (10) calendar days after first discussing such value. The Valuation Expert shall resolve within thirty (30) calendar days the dispute regarding such value; provided, however, that the dollar amount of the item in dispute shall be determined within the range of dollar amounts proposed by the Company and the Reinsurer. The Valuation Expert shall not review any items that are not in dispute or any assumptions underlying any calculations provided to it, and shall adhere to the methodologies employed by the Reinsurer for performing any such calculations. The determination by the Valuation Expert as to the item in dispute shall be in writing and shall be final, binding and conclusive on the parties absent manifest error. The fees, costs and expenses of retaining the Valuation Expert shall be shared equally by the Company and the Reinsurer.
8.5.    Partial Recaptures and Liability. Except as otherwise set forth in Section 7.1 and Section 8.1(c), partial recaptures shall not be permitted under this Agreement unless otherwise agreed to by the parties.
ARTICLE IX
TRUST ACCOUNT
9.1.    Trust Account. In order to secure the obligations of the Reinsurer hereunder, the Company and the Reinsurer, on even date herewith, have entered into a trust agreement in the form attached hereto as Exhibit 1 (the “Trust Agreement”), pursuant to which the Reinsurer as grantor established the Trust Account with the Trustee for the benefit of the Company. In addition, the Company, the Reinsurer and the Retrocessionaire, if the Closing will occur and on the day of the Closing, or if the Closing has occurred and at any time after the Closing (a) all conditions precedent to the closing of the transaction requiring implementation of the Retrocession Trust Agreement, the form of which is attached hereto as Exhibit 2 (the “Retrocession Trust Agreement”) and the Retrocession Agreement are satisfied (as certified in writing by the Reinsurer), and (b) the Reinsurer and the Retrocessionaire are ready, willing and able to execute and deliver the Retrocession Agreement and the Retrocession Trust Agreement and to perform their respective obligations thereunder to be performed at the closing of the transactions contemplated therein, then the Company shall, upon the written request of the Reinsurer (provided that written request is delivered to the Company not later than three (3) Business Days prior to the intended date of the closing of the transactions requiring implementation of the Retrocession Trust Agreement and the Retrocession Agreement), enter into the Retrocession Trust Agreement in the form attached hereto as Exhibit 2, together with any conditions, modifications or limitations with respect to such form that, individually and in the aggregate, would have an impact on the Company that is either insignificant or not adverse (as determined by the Company in good faith and reasonably taking into account the economic and accounting impact of such condition, modification or limitation on the Company), pursuant to which the Retrocessionaire as grantor shall establish the Retrocession Trust Account with the Trustee for the benefit of the Company and the Reinsurer. The Trustee (i) is a qualified United States financial institution authorized to act as a fiduciary of a trust and (ii) is not a parent, subsidiary or Affiliate of the Company, the Reinsurer or the Retrocessionaire, if applicable. Each of the Trust Account and the Retrocession Trust Account, if applicable, must be clearly designated as a segregated account on the books, records and information systems of the Trustee.
9.2.    Value of Assets in Trust. Except as otherwise provided in Section 4.3, assets in the Trust Account shall be valued according to their then-current Book Value, including accrued interest, and shall consist only of Eligible Trust Account Assets.

9.3.    Depositing Assets in Trust. Prior to depositing assets with the Trustee, the Reinsurer or, if the Company is depositing assets into the Trust Account on behalf of the Reinsurer, the Company, will execute assignments or endorsements in blank, or transfer legal title to the Trustee of all shares, obligations, or any assets requiring assignments, in order that the Company, or the Trustee upon direction of the Company, may whenever necessary negotiate these assets without the consent or signature from the Reinsurer or any other entity.
9.4.    Settlements of Account. All settlements of account between the Company and the Reinsurer shall be made in cash or its equivalent.
9.5.    Rebalancing the Trust Account. If the Trust Account Balance as of the end of any calendar month after the Closing Date is less than (x) the Required Balance as set forth in the statement contemplated by Section 6.2(b) for such calendar month, minus if applicable, amounts withdrawn by the Company in accordance with Section 9.8 that are subject to a good faith dispute, provided that such reduction shall only be permitted to the extent that such disputed amount has not already been reflected in the NAIC Reserves incorporated in the Required Balance, minus (y) if applicable, the Retrocession Trust Account Balance (if any) as set forth in such statement, then, unless such shortfall shall have been cured by assets deposited into the Retrocession Trust Account, the Reinsurer shall deposit additional Eligible Trust Account Assets into the Trust Account within fifteen (15) Business Days following the date such shortfall is determined so that the Trust Account Balance is no less than the Required Balance set forth in such statement, minus if applicable, amounts withdrawn by the Company in accordance with Section 9.8 that are subject to a good faith dispute, provided that such reduction shall only be permitted to the extent that such disputed amount has not already been reflected in the NAIC Reserves incorporated in the Required Balance, minus if applicable, the Retrocession Trust Account Balance (if any) set forth in such statement; provided, however, that as of and after the occurrence of a Reinsurance Credit Event and provided that a statutory trust is put in place to secure reinsurance credit in accordance with Section 17.1, for purposes of any provision of this Agreement, if applicable, the Retrocession Trust Account Balance shall not be subtracted for purposes of the calculations under the preceding sentence other than, if applicable, amounts withdrawn by the Company in accordance with Section 9.8 that are subject to a good faith dispute, provided that such reduction shall only be permitted to the extent that such disputed amount has not already been reflected in the NAIC Reserves incorporated in the Required Balance. Without limiting the foregoing, if an asset in the Trust Account no longer qualifies as an Eligible Trust Account Asset, then, within fifteen (15) Business Days following the date on which the Reinsurer becomes aware of such circumstance, the Reinsurer shall replace such asset with one or more Eligible Trust Account Assets in accordance with Section 9.7. Notwithstanding the foregoing, should any asset in the Trust Account become impaired under SAP the Reinsurer shall, as promptly as practicable but in no event later than five (5) Business Days following the date on which the Reinsurer becomes aware of such circumstances, deposit or substitute additional assets constituting Eligible Trust Account Assets in accordance with this Section 9.5 or Section 9.7, to the extent required such that the Trust Account Balance is no less than the balance required as of the end of the month preceding the month in which the impairment occurred.
9.6.    Trust Account Withdrawals. If, as of any month end on and after the Closing Date, (x) the Trust Account Balance exceeds the Required Balance, minus if applicable, amounts withdrawn by the Company in accordance with Section 9.8 that are subject to a good faith dispute, provided that such reduction shall only be permitted to the extent that such disputed amount has not already been reflected in the NAIC Reserves incorporated in the Required Balance, minus (y) if applicable, the Retrocession Trust Account Balance (if any), then within ten (10) Business Days after the Reinsurer’s receipt of a Monthly Reinsurance Settlement Report for such month end, the Reinsurer may make a written demand to the Trustee to release to the Reinsurer assets in the Trust Account and the Trustee shall release such assets, subject to the Company’s prior written consent, which consent shall be granted if all of the following conditions and those set forth in clause (x) above are satisfied after any such withdrawal and shall be deemed granted if the Company has not provided the Reinsurer and Trustee a written response within five (5) Business Days of receipt of Reinsurer’s written demand: (a) no Recapture Event has occurred and is continuing (unless a recapture in respect of such Recapture Event is no longer exercisable); (b) the Book Value, including accrued interest for so long as such interest is credited by the Trustee, of the Trust Account assets shall be no less than the Required Balance, minus if applicable, amounts withdrawn by the Company in accordance with Section 9.8 that are subject to a good faith dispute, provided that such reduction shall only be permitted to the extent that such disputed amount has not already been reflected in the NAIC Reserves incorporated in the Required Balance, minus if applicable, the Retrocession Trust Account Balance (if any) after such withdrawal; and (c) all the assets held in the Trust Account after such withdrawal are Eligible Trust Account Assets; provided, however, that with respect to any withdrawal and transfer of cash in connection with the payment by the Reinsurer of an amount specified in a Monthly Reinsurance Settlement Report, if the conditions in (x) and (a) through (c) are all met, the Reinsurer may direct the Trustee to release such cash to the Company without prior notice to or approval by the Company, upon presentation to the Trustee of (i) a copy of the applicable Monthly Reinsurance Settlement Report delivered by the Company to the Reinsurer and (ii) a certification to the Trustee, with a copy to the Company, that such conditions are met.
9.7.    Substitution of Assets. The Reinsurer shall have the right to instruct the Trustee to substitute or exchange assets contained within the Trust Account provided that (i) the replacement assets are Eligible Trust Account Assets; (ii) the replacement assets shall be deposited in the Trust Account on the same day of substitution or exchange, (iii) the aggregate Book Value, including accrued interest for so long as such interest is credited by the Trustee, of the replacement assets are at least equal to the aggregate Book Value, including accrued interest for so long as such interest is credited by the Trustee, of the assets being removed from the Trust Account; and (iv) the aggregate Fair Market Value, including accrued interest for so long as such interest is credited by the Trustee, of the replacement assets is at least equal to the aggregate Fair Market Value, including accrued interest for so long as such interest is credited by the Trustee, of the assets being removed from the Trust Account.
9.8.    Permitted Use of Trust Account Assets.
(a)    The Company shall be permitted to withdraw assets from the Trust Account only if (x) a Recapture Event has occurred and is continuing and (y) the Reinsurer has not paid an amount in full that is due and owing to the Company under this Agreement and any applicable payment period respect thereof; and then only for one or more of the following purposes: (1) to pay, or reimburse the Company for, amounts due, but not yet recovered from, the Reinsurer under this Agreement in order to satisfy liabilities of the Reinsurer under this Agreement; and (2) to pay expenses relating to the withdrawal, liquidation or enforcement of legal rights with respect to the Trust Account assets to the extent such amounts are not being disputed by the Reinsurer in good faith.
(b)    Provided that the Retrocession Agreement and Retrocession Trust Agreement are applicable to this Agreement, the Reinsurer acknowledges and agrees that pursuant to Section 9.8 of the Retrocession Agreement and the Retrocession Trust Agreement, the Company shall be permitted to withdraw assets from the Retrocession Trust Account only if (x) a Recapture Event has occurred and is continuing and (y) the Reinsurer has not paid an amount in full that is due and owing to the Company under this Agreement relating to the Reinsured Contracts retroceded to the Retrocessionaire and then only in an amount not to exceed the Retrocessionaire’s Quota Share of such amount and in accordance with the terms and conditions of the Retrocession Trust Agreement.

9.9.    Excess Withdrawals. The Company shall promptly return (or instruct the Trustee to return) to the Reinsurer any assets withdrawn from the Trust Account (and interest paid or accrued thereon) in excess of the actual amounts required for Section 9.8, and such excess amount shall bear additional interest calculated at a rate equal to the Three-Month LIBOR plus thirty (30) basis points per annum as computed on the basis of (i) a 360-day year composed of twelve (12) 30-day months and (ii) daily compounding, from the time that such excess amount is outstanding until such excess amount is returned to the Reinsurer. Pending such return, the Company shall hold all such amounts separate and apart from its other assets in trust for the benefit of the Reinsurer.
9.10.    Application of this Article. All of the foregoing provisions of this Article are to be applied without diminution because of insolvency on the part of either the Company or the Reinsurer. In the event that a statutory trust is put in place to secure reinsurance credit, the parties will revise the provisions of this Article IX as necessary to conform to the requirements under Applicable Law of such a statutory trust, including to (i) provide that the Retrocession Trust Account Balance (if applicable and if any), shall not be subtracted from the Required Balance for purposes of any provision of this Agreement, (ii) eliminate conditions applicable to the Reinsurer furnishing or withholding its consent to Trust Account withdrawals, (iii) expand the Company’s rights to withdraw assets from the Trust Account and (iv) value the assets in the Trust Account at Fair Market Value and (v) make such other changes as may be a necessary or appropriate for consistency with Applicable Law with respect to credit for reinsurance.
9.11.    Retrocession on Funds Withheld Basis. If at any time all of the reinsurance provided pursuant to the Retrocession Agreement, if applicable, is on a funds withheld basis, references to the Retrocession Trust Account, Retrocession Trust Account Balance and Retrocession Trust Agreement shall not apply to this Agreement.

ARTICLE X
DURATION AND TERMINATION
10.1.    Duration. Except as otherwise provided herein, this Agreement shall be unlimited in duration.
10.2.    Termination. This Agreement will terminate on the earlier of: (i) the date the Company’s liability under the Business Covered terminates; (ii) the date this Agreement is terminated in accordance with Article VII; or (iii) the date the Reinsurer’s Quota Share of the Business Covered is recaptured by the Company in accordance with Article VIII; in each case following payment by each party of all amounts due to the other under this Agreement (any such date, the “Termination Date”).

ARTICLE XI
INSOLVENCY
11.1.    Payments. In the event of the insolvency of the Company, all reinsurance ceded, renewed or otherwise becoming effective under this Agreement shall be payable by the Reinsurer directly to the Company or its liquidator, receiver or statutory successor pursuant to the terms of this Agreement (except if the Reinsurer, with the consent of the contractholders of the Reinsured Contracts, has assumed policy obligations of the Company as its direct obligations to the payees under the Reinsured Contracts, in substitution for the obligations of the Company to such payees), without diminution because of the insolvency of the Company. It is agreed and understood, however, that (i) in the event of the insolvency of the Company, the liquidator, receiver or statutory successor of the Company shall give the Reinsurer written notice of the pendency of a claim against the insolvent Company on a Reinsured Contract within a reasonable time after such claim is filed in the insolvency proceeding and (ii) during the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defenses which it deems available to the Company, its liquidator, receiver or statutory successor.
11.2.    Expenses. It is further understood that any expense thus incurred by the Reinsurer pursuant to Section 11.1 shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer. Where two or more assuming reinsurers are involved in the same claim and a majority in interest elect to interpose defenses to such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Company.
ARTICLE XII
DISPUTE RESOLUTION REGARDING ADMINISTRATION
12.1.    Resolution of Disputes. Any dispute between the Company and the Reinsurer arising out of the provisions of Section 3.9 of this Agreement, or concerning its interpretation or validity, whether arising before or after termination of this Agreement, shall be submitted to arbitration in the manner set forth in this Article XII. Either party may initiate arbitration of any such dispute by giving written notice to the other party of its intention to arbitrate in accordance with Section 12.4; provided, however, that prior to the commencement of any arbitration hereunder, the parties must first settle and pay any amounts outstanding and not in dispute.
12.2.    Good Faith Negotiation of Disputes. As a condition precedent to arbitration hereunder, any dispute arising out of or in connection with Section 3.9 of this Agreement, before or after its expiry or termination, shall be attempted to be resolved by negotiation between the parties. Either party may give notice to the other party detailing the matter under dispute and requesting the other party to engage in negotiation. Within fourteen (14) calendar days of the receipt of such notice, each party shall appoint a designated officer who together will attempt to resolve the dispute. The officers shall meet at a mutually agreeable location as early as possible and as often as reasonably necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the matter under dispute. The officers shall discuss and negotiate in good faith without the necessity of any formal proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The specific format for such discussions will be mutually decided by the designated officers. The parties agree to refer the dispute to an arbitration panel, in accordance to the procedure set out in Section 12.3 below, if the officers cannot resolve the dispute within thirty (30) calendar days from the date of the negotiation notice being served in accordance with this Section. The parties may agree in writing to extend the negotiation period for an additional thirty (30) calendar days.
12.3.    Composition of Panel. The arbitration shall be conducted by a panel of three (3) arbitrators, who shall be disinterested current or former executive officers of life insurance companies other than the two parties to this Agreement or their Affiliates. Each party shall appoint one of the arbitrators, who shall in turn select the third. In the event that either party should fail to choose an arbitrator within thirty (30) calendar days after the other party has given notice of its arbitrator appointment, that party may choose two arbitrators, who shall in turn choose a third arbitrator. If the two arbitrators are unable to agree upon the selection of a third arbitrator within thirty (30) calendar days following their appointment, the third arbitrator shall be selected in accordance with the AIDA Reinsurance and Insurance Arbitration Society – US (“ARIAS-US”) required selections process.
12.4.    Notice of Intention to Arbitrate. The party requesting arbitration shall give written notice of its intention to arbitrate by registered mail or a recognized overnight courier to the other party.
12.5.    Choice of Forum. Any arbitration instituted pursuant to this Article XII shall be held in New York, New York or such other place as the parties may mutually agree.
12.6.    Procedure Governing Arbitration. The arbitration shall be conducted in accordance with the procedures of ARIAS-US. The arbitration panel will interpret Section 3.9 of this Agreement as an honorable engagement and shall make its decision considering the custom and practice of the life insurance industry. The arbitration panel shall be relieved of all judicial formality and will not be bound by the strict rules of procedure and evidence. The arbitration panel shall use its best efforts to hold the proceeding within three (3) months after selection of the third arbitrator in accordance with Section 12.3 above.
12.7.    Arbitration Award. The arbitration panel shall render its decision within sixty (60) calendar days after termination of the proceeding unless the parties consent to an extension, which decision shall be in writing, stating the reason therefor. The decision of the majority of the panel shall be final and binding on the parties to the proceeding except to the extent otherwise provided in the Federal Arbitration Act. Judgment upon the award may be entered in any court having jurisdiction pursuant to the Federal Arbitration Act.
12.8.    Cost of Arbitration. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the cost of the third arbitrator and the remaining costs of the arbitration.
12.9.    Limit of Authority. It is agreed that the arbitrators shall have no authority to impose any punitive, exemplary or consequential damage awards on either of the parties hereto.

ARTICLE XIII
DAC TAX ELECTION
13.1.    The Company and the Reinsurer each acknowledge that it is subject to taxation under Subchapter “L” of the Internal Revenue Code of 1986 (as amended).
13.2.    With respect to this Agreement, the Company and the Reinsurer agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations issued December 1992 whereby:
(i)    Each party agrees to attach a schedule to its federal income tax return which identifies this Agreement for which the joint election under the regulation has been made;
(ii)    The party with net positive consideration (as defined in the regulations promulgated under Section 848 of the Internal Revenue Code of 1986, as amended) for this Agreement for each taxable year agrees to capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1);
(iii)    Each party agrees to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency; and

(iv)    This election shall be effective for the year that this Agreement was entered into and for all subsequent years that this Agreement remains in effect.
ARTICLE XIV
CONFIDENTIALITY
14.1.    Confidentiality. The Reinsurer agrees to protect and hold all nonpublic personal contractholder information provided to the Reinsurer by the Company in conjunction with this Agreement in strict confidence and to take reasonable steps necessary to protect the nonpublic personal information from unauthorized or inadvertent disclosure. Nonpublic personal information includes, but is not limited to, health information, financial information and other information provided to the Reinsurer by the Company in conjunction with carrying out the Reinsurer’s obligations under this Agreement. No party shall make, or permit any person to make, any public announcement concerning this Agreement or the transactions contemplated hereby except as required by Applicable Law, or with the prior written consent of the other party. If the disclosing party is required by Applicable Law to make a filing with a regulator, the disclosing party will (i) use its reasonable best efforts to notify the other party (except in connection with the disclosure of such confidential information to a Governmental Authority in connection with a regulatory exam or inquiry), and (ii) request confidentiality with respect to the specific terms of this Agreement and the transactions contemplated hereby if it has the option to do so and the filing is not already confidential. Further, both the Reinsurer and the Company agree they may not use the name, trademarks, service marks, trade names, or other indicia of origin of the other party in connection with any advertising, publicity materials or activities, customer lists or other public communications without the prior written consent of the other party.  In the event of any violation of this Section 14.1, the injured party shall have, in addition to any other rights and remedies, the right and remedy of injunctive relief from a court of competent jurisdiction.
14.1.    Disclosure. Notwithstanding the foregoing, neither the Company nor the Reinsurer will be prohibited from disclosing such confidential information described in Section 14.1 (i) to its retrocessionaires or hedge or other risk mitigation counterparties in connection with its retrocession or hedging of all or a portion of the Reinsured Risks, so long as any such retrocessionaires or hedge counterparties are bound to confidentiality obligations in respect thereof that are substantially similar to those contained herein, (ii) to its and its Affiliates’ directors, officers and employees who have a need for such information in the conduct of its business (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (iii) as might be necessary, during the course of external audits, (iv) to the extent it is required to disclose any such information in its statutory filings, (v) other than with respect to nonpublic personal information, to the extent it is required to provide such information to any rating agency, or (vi) as required by Applicable Law or any order, request, requirement, inquiry or subpoena by any Governmental Authority.
14.2.    Survival. The Reinsurer’s obligation to maintain the confidentiality of nonpublic personal contractholder information provided to the Reinsurer shall survive termination of this Agreement and shall remain in effect for as long as the nonpublic personal information remains in the Reinsurer’s possession.

ARTICLE XV
REPRESENTATIONS AND COVENANTS
15.1.    Representations and Warranties of the Company. To the extent relating to the Reinsured Contracts and Covered Liabilities, the Company represents and warrants to the Reinsurer as follows as of the SAPA Execution Date and as of the SAPA Closing Date, except (i) for such representations and warranties which address matters only as of a specific date, which representations and warranties shall be true and correct as of such specific date, (ii) as disclosed in any HLIC SEC Reports filed with the SEC and publicly available on the internet website of the SEC at least ten (10) Business Days prior to the SAPA Execution Date (excluding any disclosure set forth in sections titled “Risk Factors” or “forward-looking statements” or in any other section to the extent the disclosure in such other section is a forward-looking statement or cautionary, predictive or forward-looking in nature), and (iii) as set forth in the corresponding numbered disclosure schedule provided on the SAPA Execution Date (the “Disclosure Schedule”):
(a)    Organization. The Company (i) is a life insurance company duly organized, validly existing and in good standing under the laws of the State of Connecticut, (ii) is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the character of its owned, operated or leased properties or the nature of its activities makes such qualification necessary and (iii) has the requisite corporate power and authority to operate its business as now conducted, except in the case of clause (ii), where the failures to be so qualified, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.
(b)    Authorization. The Company has all requisite corporate power to enter into, consummate the transactions contemplated by, and carry out its obligations under, this Agreement and the Trust Agreement. The execution and delivery by the Company of this Agreement and the Trust Agreement, and the consummation by the Company of the transactions contemplated by, and the performance by the Company of its obligations under, this Agreement and the Trust Agreement have been duly authorized by all requisite corporate action on the part of the Company. Upon execution and delivery of this Agreement and the Trust Agreement, this Agreement and the Trust Agreement will be duly executed and delivered by the Company, and (assuming due authorization, execution and delivery by each other party to this Agreement and the Trust Agreement) this Agreement and the Trust Agreement will constitute, the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, rehabilitation, liquidation, fraudulent conveyance or similar Applicable Law relating to or affecting creditors’ rights generally and subject, as to enforceability, to the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Company has made available to the Reinsurer copies of the organizational documents of the Company, in each case as amended and in effect as of the SAPA Execution Date.
(c)    No Conflict or Violation. The execution and delivery of each of this Agreement and the Trust Agreement does not, and the performance by the Company of its obligation hereunder and under the Trust Agreement will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination or cancellation under, any provision of (i) the articles or certificate of incorporation and by-laws or comparable organizational documents of the Company, (ii) any material contract, permit, order, judgment or decree to which the Company is a party, (iii) any order of any Governmental Authority or (iv) any Applicable Law, except for such violations or defaults which would not reasonably be expected to have a Company Material Adverse Effect on the Business Covered or the Company’s ability to satisfy its obligations hereunder and under the Trust Agreement.
(d)    No Consents or Approvals. The execution and delivery of each of this Agreement and the Trust Agreement and the performance of the obligations hereunder and thereunder will not require the Company to obtain any consent, approval, order or authorization of, or make any registration, declaration or filing with, any Governmental Authority or other Person, except any consents, approvals, orders, authorizations, registrations, declarations or filings (i) except as disclosed in Section 15.1(d)(i) of the Disclosure Schedule or that have been obtained or made or (ii) those of which the failure to obtain or make would not reasonably be expected to have a material adverse effect on the Business Covered or the Company’s ability to satisfy its obligations hereunder and under the Trust Agreement.
(e)    Financial Statements; Absence of Undisclosed Liabilities.
(i)    The Company has made available to the Reinsurer copies of the Statutory Statements. Except as set forth on Section 15.1(e)(i) of the Disclosure Schedule, the Statutory Statements have been derived from the books and records of the Company and prepared in all material respects in accordance with SAP applied consistently throughout the periods involved, and present fairly, in all material respects, the statutory financial position, results of operations and, if applicable, cash flows of the Company as of their respective dates and for the respective periods covered thereby. All assets that are, or will be, as applicable, reflected as admitted assets on the Statutory Statements, to the extent applicable, comply, or will comply, as applicable, in all material respects with all Applicable Law. No material deficiency has been asserted by any Governmental Authority with respect to any of the Statutory Statements that has not been resolved to the satisfaction of the applicable Governmental Authority prior to the date of this Agreement.
(ii)    Section 15.1(e)(ii) of the Disclosure Schedule sets forth a true and complete list of all accounting practices used by the Company in connection with the Company’s Statutory Statements that depart from the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (each such departure, a “Permitted or Prescribed Accounting Practice”), if any. All such Permitted or Prescribed Accounting Practices have been approved by the Connecticut Insurance Department in writing at or prior to the time used by the Company in connection with the applicable Statutory Statement. Since January 1, 2014, neither the Company nor any Person acting on behalf of the Company has sought approval for a permitted accounting practice that was either (A) not granted by the Connecticut Insurance Department or (B) granted by the Connecticut Insurance Department but not used by the Company in connection with the applicable Statutory Statement.
(iii)    When delivered, the Future Quarterly Statutory Statements of the Company and Future Annual Statutory Statements of the Company will be derived from the books and records of the Company and prepared in all material respects in accordance with SAP consistently applied by the Company throughout the periods involved and present fairly, in all material respects, the statutory financial position, results of operations and, if applicable, cash flows of the Company, as applicable, as at the respective dates and for the respective periods indicated. All assets that will be reflected as admitted assets on the Future Quarterly Statutory Statements of the Company and Future Annual Statutory Statements of the Company will comply in all material respects with all Applicable Law.
(iv)    The Company maintains internal accounting controls that provide reasonable assurance that: (A) records are maintained in reasonable detail and accurately and fairly reflect the transactions and dispositions of the assets of the Company, (B) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP or SAP, as applicable, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company and (C) controls prevent or timely detect unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements of the Company.
(v)    The Company has made available to the Reinsurer true and correct copies of the unaudited annual statutory financial statements of each of the Separate Accounts as of and for the annual periods ended December 31, 2014, 2015 and 2016 (the “Separate Account Annual Statements”), in each case, as filed with the Connecticut Insurance Department, together with the exhibits, schedules and notes thereto and any affirmations and certifications filed therewith. The Separate Account Annual Statements have been prepared in accordance with SAP applied consistently throughout the periods involved, and present fairly, in all material respects, the statutory financial position and results of operation of such Separate Accounts as of their respective dates and for their respective periods covered thereby.
(vi)    Except (A) as set forth in Section 15.1(e)(vi) of the Disclosure Schedule, (B) to the extent reserved for in the Financial Statements as of the Effective Date or disclosed in the notes thereto, (C) for Liabilities and obligations incurred in the ordinary course of business since the Effective Date, there are no Liabilities or obligations of the Company of any nature (whether accrued, absolute, contingent or otherwise) of a type that would be required to be disclosed, reflected or reserved for on a balance sheet or disclosed in the notes thereto, prepared in accordance with SAP or GAAP, as applicable.
(f)    Absence of Certain Changes. Except as set forth in Section 15.1(f) of the Disclosure Schedule or as contemplated by this Agreement, from the Effective Date to the date of this Agreement, (i) the Company has conducted the business of the Company in the ordinary course, (ii) there has not occurred any event or events that, individually or in the aggregate, have had, or would reasonably be expected to have, a Company Material Adverse Effect and (iii) other than any action that would result in Leakage or Permitted Leakage (each as defined in the Stock and Asset Purchase Agreement), neither the Company nor any of its Affiliates has taken any action or failed to take any action that, if taken or failed to be taken after the SAPA Execution Date without the consent of Hopmeadow Acquisition, Inc., would constitute a breach of the Reinsured Business Pre-Closing Covenants had such Reinsured Business Pre-Closing Covenants been in effect from the Effective Date to the SAPA Execution Date.
(g)    Books and Records. The books and records of the Company and the business conducted by the Company to the extent relating to the Covered Liabilities (i) have been maintained in all material respects in accordance with Applicable Law and (ii) accurately present and reflect, in all material respects, the business conducted by the Company and all transactions and actions related thereto.
(h)    Absence of Litigation.
(i)    Except as set forth in Section 15.1(h) of the Disclosure Schedule, as of the SAPA Execution Date, there are no Actions (other than individual claims under insurance or annuity policies and contracts, or any binders, slips, certificates, endorsements or riders thereto, within applicable policy limits) reasonably expected to result in (A) damages in excess of $1,000,000 or (B) that seek an injunction reasonably expected to materially affect the conduct of the business conducted by the Company to the extent relating to the Covered Liabilities, pending or, to the Knowledge of the Company, threatened in writing, against the Company.
(ii)    There are no Actions pending or, to the Knowledge of the Company, threatened against the Company or any of its Affiliates that question the validity of, or seek injunctive relief with respect to, this Agreement or the Trust Agreement or the right of the Company to enter into this Agreement or the Trust Agreement.
(i)    Brokers. No reinsurance intermediary, broker or finder has acted directly or indirectly for the Company, nor has it incurred any obligations to pay any reinsurance intermediary, brokerage or finder’s fee or other commission, in connection with the transactions contemplated by this Agreement.
(j)    Compliance with Laws.
(i)    Except as set forth in Section 15.1(j)(i) of the Disclosure Schedule, since January 1, 2014, the Company has not been or currently is in violation in any material respect of any Applicable Laws, Governmental Orders or material agreement with any Governmental Authority, in each case, applicable to the extent relating to the Covered Liabilities. Since January 1, 2014, the Company has not received any written notice, written communication, or, to the Knowledge of Company, oral notification from any Governmental Authority regarding any asserted past or present failure to comply, in any material respect, with any Applicable Law or Governmental Order and, to the Knowledge of the Company, there has not been any threat to provide such notification, in each case, applicable to the extent relating to the Covered Liabilities.
(ii)    Except as set forth in Section 15.1(j)(ii) of the Disclosure Schedule, the Company is not a party to, or bound by, any material Governmental Order or other material agreement with any Governmental Authority (including a consent agreement, memorandum or understanding with, or any commitment letter or similar undertaking to, any Governmental Authority), in each case, applicable to the extent relating to the Covered Liabilities.
(iii)    To the Knowledge of Company, since January 1, 2014, no director or officer of the Company or any of its Affiliates, acting for or on behalf of the Company has, directly or indirectly, (A) violated any applicable Anti-Bribery Laws, (B) violated any Applicable Law pertaining to export control, money laundering or anti-terrorism or (C) established or maintained any unrecorded fund or asset or made false entries in the books and records for the purpose of facilitating any of the matters set forth in clauses (A) and (B) above, in each case, to the extent relating to the Covered Liabilities.
(iv)    The Company and the Separate Accounts have filed all material reports, statements, documents, registrations, filings or submissions required to be filed with any Governmental Authority since January 1, 2014, in each case to the extent relating to the Covered Liabilities, and all such material reports, statements, documents, registrations, filings or submissions were timely filed and complied in all material respects with Applicable Law when filed or as amended or supplemented, and no deficiencies have been asserted by any Governmental Authority with respect to such material reports, statements, documents, registrations, filings or submissions that have not been resolved to the satisfaction of the applicable Governmental Authority prior to the date of this Agreement.
(v)    The Company has made available to the Reinsurer true and correct copies of all material reports, statements, documents, registrations, filings or submissions filed with any Governmental Authority since January 1, 2014 to the SAPA Execution Date, to the extent directly relating to the Covered Liabilities. No later than five (5) Business Days prior to the SAPA Closing Date, the Seller (under and as defined in the Stock and Asset Purchase Agreement) has also made available to the Buyer (under and as defined in the Stock and Asset Purchase Agreement) true and correct copies of all such material reports, statements, documents, registrations, filings or submissions filed with any Governmental Authority following the SAPA Execution Date through the fifth (5th) Business Day prior to the SAPA Closing Date and, if applicable, has made available to the Buyer (under and as defined in the Stock and Asset Purchase Agreement) within one (1) Business Day of making such filing all such material reports, statements, documents, registrations, filings or submissions filed with any Governmental Authority between the fifth (5th) Business Day prior to the SAPA Closing Date and the SAPA Closing Date, each to the extent relating to the Covered Liabilities.
(k)    Governmental Licenses and Permits.
(i)    The Company owns, holds or possesses all material governmental qualifications, registrations, licenses, permits or authorizations that are necessary for it to conduct its business and to own or use its assets and properties, as such business, assets and properties are conducted, owned and used on the SAPA Execution Date (collectively, the “Permits”).
(ii)    Except as set forth in Section 15.1(k)(i) of the Disclosure Schedule, (A) all Permits are valid and in full force and effect in accordance with their terms, (B) the Company is not in default or violation, in any material respect, of any of the Permits, (C) the Company is not the subject of any pending or, to the Knowledge of the Company, threatened Action seeking the revocation, suspension, limitation, termination, modification, impairment or non-renewal of any Permit and (D) since January 1, 2014, the Company has not received any written notice or, to the Knowledge of the Company, oral notice from any Governmental Authority regarding (x) any actual or alleged violation of, or failure on the part of the Company to comply with, any term or requirement of any Permit or (y) any actual or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to, any Permit. Subject to obtaining the consents set forth in Section 15.1(k)(ii) of the Disclosure Schedule, none of the Permits will be subject to revocation, suspension, withdrawal or termination as a result of the consummation of the transactions contemplated by the Stock and Asset Purchase Agreement.
(l)    Insurance Issued by the Insurance Companies. To the Knowledge of Company, except as set forth in Section 15.1(l) of the Disclosure Schedule:
(i)    Since January 1, 2014, all benefits due and payable, or required to be credited, by or on behalf of the Company with respect to Covered Liabilities in force on such dates have in all material respects been paid or credited, as the case may be, in accordance with the terms of the Reinsured Contracts under which they arose, and such payments or credits were not materially delinquent and were paid or credited without material fines or penalties (excluding interest), except for such claims for which the Company believed there was a reasonable basis to contest payment and is taking such action.
(ii)    All policy forms on which in force Reinsured Contracts were issued, and all amendments, applications and certificates pertaining thereto (collectively, the “Policy Forms”), where required by Applicable Law, have been approved by all applicable Governmental Authorities or filed with and not objected to by such Governmental Authorities within the time period provided by Applicable Law for objection, other than such exceptions that would not be materially adverse to the Company and all such Policy Forms comply in all material respects with Applicable Law. No material deficiencies have been asserted by any Governmental Authority with respect to any such filings which have not been cured or otherwise resolved.
(iii)    Any rates currently used for in force Reinsured Contracts, where required to be filed with or approved by any Governmental Authority, have been so filed or approved, and such rates conform thereto, subject to such exceptions that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.
(iv)    The Reinsured Contracts that are in force or have been in force at any time since January 1, 2014 have been marketed, sold, issued, maintained and administered in compliance, in all material respects, with Applicable Law.
(v)    As of the SAPA Execution Date, there are no material unpaid claims or assessments made against the Company by any state insurance guaranty associations or similar organizations in connection with such association’s insurance guarantee fund.
(vi)    Since January 1, 2014, each Reinsured Contract that is a security has been (A) offered and sold, and all purchase payments under such Reinsured Contracts have been received, pursuant to an effective registration statement under the Securities Act or (B) offered and sold in reasonable reliance upon an applicable exemption from the registration and prospectus delivery requirements of the Securities Act.

(vii)    Since January 1, 2014, each private placement memorandum, prospectus, offering document, sales brochure, sales literature or advertising material, as amended or supplemented, relating to any Reinsured Contract or any Separate Account, as of their respective mailing dates or dates of use, complied in all material respects with Applicable Law. Since January 1, 2014, all advertising or marketing materials relating to any Reinsured Contract that were required to be filed with FINRA or any other Governmental Authority have been timely filed therewith.
(m)    Actuarial Appraisal; Reserves.The Company has delivered to the Reinsurer a true and correct copy of the actuarial appraisal prepared by Milliman, dated April 21, 2017 and titled “Actuarial Appraisal of Talcott Resolution as of December 31, 2016” and any and all other attachments, opinions, addenda, errata, supplements and modifications thereto as of the date hereof (collectively, the “Actuarial Appraisal”). As of the SAPA Execution Date, Milliman has not notified the Company or any of its Affiliates in writing that the Actuarial Appraisal is inaccurate in any material respect. Except as set forth on Section 15.1(m)(i) of the Disclosure Schedule, the factual information and data provided by the Company and its Affiliates in writing to Milliman expressly in connection with the preparation of the Actuarial Appraisal (A) was obtained from the books and records of the Company and the Covered Liabilities, (B) were generated from the same underlying sources and systems that were utilized by the Company and its applicable Affiliates to prepare the Financial Statements as of the Effective Date, (C) was based upon an inventory of in force Reinsured Contracts that were issued by the Company that, at the time of preparation, was complete in all material respects and (D) was accurate in all material respects as of the date so provided, subject in each case to any limitations and qualifications contained in the Actuarial Appraisal. As of the SAPA Execution Date, Milliman has not issued to the Company or any of its Affiliates, nor does the Company or any of its Affiliates have any pending request for, any new report or errata with respect to the Actuarial Appraisal.
(i)    Section 15.1(m)(ii) of the Disclosure Schedule lists the final versions of all actuarial reports (A) that were prepared since January 1, 2014 to the SAPA Execution Date (other than the Actuarial Appraisal), (B) relate to the Covered Liabilities and (C) were prepared by external actuaries or, to the extent made available to any Governmental Authority, internal actuaries. The Company has made available to the Reinsurer true and correct copies of all such actuarial reports, together with all attachments, addenda, supplements and modifications thereto. No later than five (5) Business Days prior to the SAPA Closing Date, the Seller (under and as defined in the Stock and Asset Purchase Agreement) has delivered to the Buyer (under and as defined in the Stock and Asset Purchase Agreement) an update to Section 15.1(m)(ii) of the Disclosure Schedule, prepared as if the phrase “to the SAPA Execution Date” were not included in the first sentence of this paragraph, listing all such actuarial reports prepared following the SAPA Execution Date to the fifth (5th) Business Day prior to the SAPA Closing Date and, if applicable, has delivered to the Buyer (under and as defined in the Stock and Asset Purchase Agreement) updates to such schedule to reflect any such actuarial reports prepared between the fifth (5th) Business Day prior to the SAPA Closing Date and the SAPA Closing Date. The Seller (under and as defined in the Stock and Asset Purchase Agreement) has made available to the Buyer (under and as defined in the Stock and Asset Purchase Agreement) true and correct copies of all such actuarial reports, together with all attachments, addenda, supplements and modifications thereto relating to such update.
(ii)    The Reserves of the Company that relate solely to the Covered Liabilities, reflected in its Statutory Statements, except as otherwise noted in such Statutory Statements and notes thereto, (A) were computed in all material respects in accordance with generally accepted actuarial standards consistently applied and were fairly stated in accordance with sound actuarial provisions, (B) were computed on the basis of assumptions consistent with those used in computing the corresponding items in the Statutory Statements for the prior year, (C) were based on actuarial assumptions which produced reserves at least as great as those called for in any contract provision as to reserve basis and method, and are in accordance with all other contract provisions and (D) satisfied the requirements of all Applicable Law in all material respects.
(n)    Except for the representations and warranties contained in subsections (j), (l) and (m) of this Section 15.1, the Company makes no representations or warranties concerning the Business Covered, including any representations or warranties concerning data, the accuracy of any models with respect to the Business Covered, or the adequacy or sufficiency of Reserves.
(o)    Separate Accounts.
(i)    Section 15.1(o)(i) of Disclosure Schedule sets forth a list of all Separate Accounts established by the Company including an indication of whether each such Separate Account is (i) registered under the Investment Company Act (and, if applicable, the Investment Company Act registration file number applicable to such Separate Account) or (ii) associated with a Reinsured Contract that has been offered to a contractholder 1that is or is deemed to constitute the assets of an “employee benefit plan” within the meaning of Section 3(3) of ERISA or an “individual retirement annuity” within the meaning of Section 4975 of the Code (collectively, “ERISA Separate Accounts”). No later than five (5) Business Days prior to the SAPA Closing Date, the Seller (under and as defined in the Stock and Asset Purchase Agreement) has delivered to the Buyer (under and as defined in the Stock and Asset Purchase Agreement)an updated copy of such list for all Separate Accounts established following the SAPA Execution Date to the fifth (5th) Business Day prior to the SAPA Closing Date and shall have delivered to the Buyer (under and as defined in the Stock and Asset Purchase Agreement) an update, if any, with respect to such disclosure on the schedule on each Business Day between the fifth (5th) Business Day prior to the SAPA Closing Date and the SAPA Closing Date. To the Knowledge of Company, since January 1, 2014, the Company, to the extent either would be regarded as a “disqualified person” or “party in interest” (as defined in Section 4975 of the Code and Section 3(14) of ERISA, respectively) has not engaged in any violation of any fiduciary duty under ERISA or any nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code with respect to the ERISA Separate Accounts, in each case, that (A) individually or in the aggregate, have had, or would reasonably be expected to have, a material liability to the Company or (B) that result in any way from application of the definition of “fiduciary” under Department of Labor Regulation Section 2510.3-21(c), as applicable beginning June 9, 2017. The Company does not have any general account that is subject to Title I of ERISA or Section 4975 of the Code by reason of the application of John Hancock Mutual Life Ins. v. Harris Trust & Sav. Bank (92-1074), 510 U.S. 86 (1993) after taking into account Department of Labor Regulation Section 2550.401c-1. To the Knowledge of Company, neither it nor its Affiliates have provided investment advice that has formed or may form a primary basis for any investment decision in respect of any Reinsured Contract held by any contractholder that is subject to Title I of ERISA or an “individual retirement annuity,” or exercised any management or discretionary authority that would render it a fiduciary under Title I of ERISA or Section 4975 of the Code with respect to such Reinsured Contracts. No payment received by Company or any of its Affiliates in respect of any Reinsured Contract held by any contractholder that is subject to Title I of ERISA or an “individual retirement annuity” that is from a third party unaffiliated with Company (i.e., in respect of any Registered Separate Account, including 12b-1 fees, revenue sharing, commissions etc.) has resulted or would reasonably be expected to result in a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. With respect to any Reinsured Contract held by contractholder that is subject to Title I of ERISA or an “individual retirement annuity” that has one or more separately managed accounts (whether or not a Separate Account), such account is managed by a qualified professional asset manager (within the meaning of Department of Labor Prohibited Transaction Class Exemption 84-14, as amended) pursuant to an effective investment management agreement as to which such manager has acknowledged (other than for separate accounts that are registered under the Investment Company Act of 1940 or provide for the guarantee of principal and interest) fiduciary authority under ERISA, the Code, or both, and to the Knowledge of Company, no fiduciary breach or other nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 has occurred with respect to any such Reinsured Contract. From and including June 9, 2017, neither the Company nor any of its Affiliates have provided any “investment advice” within the meaning of 29 CFR 2510.3(21)(a) pursuant to revised regulations published in the Federal Register on April 8, 2016 (located at 82 FR 16902 et seq) and applicable as of June 9, 2017, with respect to any Reinsured Contract held by any contractholder that is subject to Title I of ERISA or an “individual retirement annuity” or other account otherwise subject to the prohibited transaction rules of Section 4975 of the Code.
(ii)    Each Separate Account is, and since January 1, 2014, has been (i) duly and validly established and maintained in all material respects under Applicable Law and (ii) operating in compliance in all material respects with Applicable Law, the terms of Reinsured Contracts applicable to it, and the disclosure documents related to such Reinsured Contracts.
(iii)    Each Separate Account is either (A) registered as a unit investment trust or an open-end management investment company under the Investment Company Act (each, a “Registered Separate Account”) or (B) is not registered as an investment company in reasonable reliance upon the exclusion from the definition of an investment company in Section 3(c)(1), 3(c)(7) or 3(c)(11) of the Investment Company Act and, except as is provided on Section 15.1(o)(iii) of the Disclosure Schedule, is not subject to Title I of ERISA or Section 4975 of the Code. The registration of each Separate Account registered under the Investment Company Act is in full force and effect. Since January 1, 2014, each Registered Separate Account has (x) maintained a registration statement in material compliance with Section 8 of the Investment Company Act and (y) been operated in all material respects in compliance with all Applicable Laws (including the conditions of any applicable exemptions obtained from provisions of the Investment Company Act and all applicable regulations, rules, releases and orders of the SEC).
(iv)    Except as set forth in Section 15.1(o)(iv) of the Disclosure Schedule, no examinations, investigations, inspections and formal or informal inquiries of the Separate Accounts, including periodic regulatory examinations of the Separate Accounts’ affairs and condition, civil investigative demands and market conduct examinations, by any Governmental Authority have been conducted since January 1, 2014 through the SAPA Execution Date.
(v)    Except as set forth in Section 15.1(o)(v) of the Disclosure Schedule, since January 1, 2014, no notice has been received from, and no investigation, inquiry or review is pending or, to the Knowledge of the Company, threatened by, any Governmental Authority which has jurisdiction over such Separate Accounts with respect to any alleged material violation by the Company of any Applicable Law in connection with the Separate Accounts.
(vi)    (A) Each Separate Account currently is and has been since January 1, 2014 in compliance in all material respects with its investment objectives, investment policies and restrictions (as they may be amended from time to time) and other contract terms; (B) the value of the net assets of each Separate Account has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its offering or plan documents and (C) the Company has provided investment advisory services to the Separate Accounts in compliance in all material respects with such Separate Account’s investment objectives, investment policies and restrictions (as they may be amended from time to time) and other contract terms.
(vii)    Each Registered Separate Account has written policies and procedures adopted pursuant to Rule 38a-1 of the Investment Company Act that are reasonably designed to prevent material violations of the United States Federal Securities Laws, as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. Since January 1, 2014, there have been no material compliance matters that are materially adverse to any Registered Separate Account, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those which have been reported as required by Rule 38a-1(a)(4)(iii)(B), if any, and satisfactorily remedied or are in the process of being remedied.
(viii)    The Company has adopted written anti-money laundering programs and written customer identification programs applicable to its Separate Accounts that comply with Applicable Law and since January 1, 2014 the Company has complied with the terms of such programs in all material respects.
(p)    Distributors and Brokers; Third-Party Administrators.
(i)    To the Knowledge of the Company, since January 1, 2014 to the SAPA Execution Date, each insurance agent, underwriter, wholesaler, broker, reinsurance intermediary and distributor that wrote, sold, or produced insurance business for the Company (each, a “Distributor”), at the time such Person wrote, sold or produced such business, was duly licensed as required by Applicable Law (for the type of business written, sold or produced on behalf of the Company), was duly appointed (to the extent required by Applicable Law) by the Company, and to the Knowledge of the Company, no Distributor is in violation (or with or without notice or lapse of time or both, would be in violation) of any term or provision of any Applicable Law applicable to the writing, sale or production of insurance business for the Company, except for such failures to be licensed or such violations which have been cured, resolved or settled through agreements with applicable Governmental Authorities, are barred by an applicable statute of limitations or that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.
(ii)    Other than with respect to any termination that was effective on or prior to the Effective Date, no Material Distributor has notified the Company in writing of its intent to terminate its relationship with the Company with respect to the Reinsured Contracts.
(iii)    Except as set forth in Section 15.1(p) of the Disclosure Schedule, to the Knowledge of the Company, since January 1, 2014 to the SAPA Execution Date, each third-party administrator that managed or administered the Reinsured Contracts for the Company, at the time such Person managed or administered such Reinsured Contracts, was duly licensed as required by Applicable Law (for the type of business managed or administered on behalf of the Company), and to the Knowledge of the Company, no such third-party administrator has been since January 1, 2014 or is in violation (or with or without notice or lapse of time or both, would be in violation) of any term or provision of any Applicable Law applicable to the administration or management of the Reinsured Contracts for the Company, except for such failures to be licensed or such violations which have been cured, resolved or settled through agreements with applicable Governmental Authorities, are barred by an applicable statute of limitations, or that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.
(q)    Reinsured Contracts. The Company has provided the Reinsurer true and correct copies of substantially all of the policy forms, riders and endorsements pertaining to the Reinsured Contracts, subject to any state variations with respect thereto.
15.2.    Representations and Warranties of the Reinsurer. The Reinsurer represents and warrants to the Company (which has relied upon these representations in entering into this Agreement) that as of the Effective Date:

(a)    Organization. The Reinsurer is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.
(b)    Authorization. The Reinsurer has all requisite corporate power to enter into, consummate the transactions contemplated by, and carry out its obligations under, this Agreement and the Trust Agreement. The execution and delivery by the Reinsurer of this Agreement and the Trust Agreement, and the consummation by the Reinsurer of the transactions contemplated by, and the performance by the Reinsurer of its obligations under, this Agreement and the Trust Agreement have been duly authorized by all requisite corporate action on the part of the Reinsurer. Upon execution and delivery of this Agreement and the Trust Agreement, this Agreement and the Trust Agreement will be duly executed and delivered by the Reinsurer, and (assuming due authorization, execution and delivery by each other party to this Agreement and the Trust Agreement) this Agreement and the Trust Agreement will constitute, the legal, valid and binding obligation of the Reinsurer, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, rehabilitation, liquidation, fraudulent conveyance or similar Applicable Law relating to or affecting creditors’ rights generally and subject, as to enforceability, to the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(c)    No Conflict or Violation. The execution and delivery of each of this Agreement and the Trust Agreement does not, and the performance by the Reinsurer of its obligation hereunder and under the Trust Agreement will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination or cancellation under, any provision of (i) the articles or certificate of incorporation and by-laws or comparable organizational documents of the Reinsurer, (ii) any contract, permit, order, judgment or decree to which the Reinsurer is a party, (iii) any order of any Governmental Authority or (iv) any Applicable Law, except for such violations or defaults which would not reasonably be expected to have a material adverse effect on the reinsurance being provided hereunder or the Reinsurer’s ability to satisfy its obligations hereunder and under the Trust Agreement.
(d)    No Consents or Approvals. The execution and delivery of each of this Agreement and the Trust Agreement and the performance of the obligations hereunder and thereunder will not require the Reinsurer to obtain any consent, approval, order or authorization of, or make any registration, declaration or filing with, any Governmental Authority or other Person, except any consents, approvals, orders, authorizations, registrations, declarations or filings (i) that have been obtained or made or (ii) those of which the failure to obtain or make would not reasonably be expected to have a material adverse effect on the Reinsurer’s ability to satisfy its obligations hereunder and under the Trust Agreement.
(e)    Brokers. No reinsurance intermediary, broker or finder has acted directly or indirectly for the Reinsurer, nor has it incurred any obligations to pay any reinsurance intermediary, brokerage or finder’s fee or other commission, in connection with the transactions contemplated by this Agreement.
15.3.    Covenants.
(a)    Transfer of Assets. The Company hereby covenants and agrees with the Reinsurer that (i) as of the date of the transfer of any assets by the Company to the Reinsurer or to the Trust Account pursuant to this Agreement on the Effective Date or after the Effective Date, the Company will have good and marketable title, free and clear of any liens or other encumbrances, to all such assets and (ii) all assets transferred by the Company to the Reinsurer or to the Trust Account pursuant to this Agreement shall be transferred free and clear of any liens or other encumbrances.

(b)    Title to Assets Pre-Transfer. The Reinsurer hereby covenants and agrees with the Company that (i) as of the date of the transfer of any assets by the Reinsurer to the Trust Account or to the Company pursuant to this Agreement, the Reinsurer will have good and marketable title, free and clear of any liens or other encumbrances, to all such assets and (ii) all assets transferred by the Reinsurer to the Trust Account or to the Company pursuant to this Agreement shall be transferred free and clear of any liens or other encumbrances.
(c)    Title of Assets Post-Transfer. Each of the parties hereby covenants and agrees that , after giving effect to any transfer of assets of such party to the Trust Account, the Trustee will have good and marketable title to such assets, free and clear of any liens or other encumbrances.
(d)    Utmost Good Faith; Duty of Cooperation. Each of the parties covenants and agrees that it shall owe a duty of utmost good faith to the other in all matters hereunder and deal fairly with the other in order to accomplish the objectives of this Agreement.
ARTICLE XVI
INDEMNIFICATION
16.1.    Survival of Representations and Warranties. Except for the representations and warranties contained in Sections 15.1(a), 15.1(b), 15.2(a) and 15.2(b), which shall survive the Closing Date indefinitely, all other representations and warranties made by the parties in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall survive the Closing Date and terminate on the later of (a) June 30, 2019 and (b) fifteen (15) months following the Closing Date.
16.2.    Obligation to Indemnify.
(a)    Subject to the limitations set forth in this Article XVI, the Company shall, indemnify, defend and hold harmless the Reinsurer and its Affiliates and Representatives, successors and assigns (collectively, the “Reinsurer Indemnified Parties”) from and against all Losses incurred by the Reinsurer Indemnified Parties to the extent arising from:
(i)    any inaccuracy in or breach of the representations and warranties made by the Company contained in Article XV of this Agreement; or
(ii)    any breach or failure by the Company to perform any of its covenants or obligations contained in this Agreement or any failure by Hopmeadow Acquisition, Inc. to have obtained the Reinsurer’s prior written consent to any amendments, modifications, terminations, waivers or any other supplements to the Reinsured Business Fundamental Representations or Reinsured Business Pre-Closing Covenants to the extent required under the Binder.
(b)    Subject to the limitations set forth in this Article XVI, the Reinsurer shall indemnify, defend and hold harmless the Company and its Affiliates and Representatives, successors and assigns (collectively, the “Company Indemnified Parties”) from and against all Losses incurred by the Company Indemnified Parties to the extent arising from:
(i)    any breach of or inaccuracy in the representations and warranties made by the Reinsurer in Article XV of this Agreement; or
(a)    any breach or failure by the Reinsurer to perform any of its covenants or obligations contained in this Agreement.

(c)    The parties shall not be required to indemnify, defend or hold harmless any Indemnified Party against any Losses pursuant to Section 16.2(a)(i) or Section 16.2(b)(i) (other than Losses to the extent arising as a result of the inaccuracy or breach of any representation or warranty made by the Company in Section 15.1(a) and made by the Reinsurer in Section 15.2(a), as to which the limitations in this sentence shall not apply) with respect to any claim (or series of related claims arising from substantially the same underlying facts, events or circumstances) (i) with respect to Losses pursuant to Section 16.2(a)(i), until the aggregate amount of the Buyer Indemnified Parties’ Losses (as such terms are defined in the Stock and Asset Purchase Agreement), which shall be deemed to include (A) all Reinsurer Indemnified Parties’ Losses under Section 16.02(a)(i) hereto, (B) all Buyer Indemnified Parties’ Losses under Section 13.01(a)(i) of the Stock and Asset Purchase Agreement and (C) all Reinsurer Indemnified Parties’ Losses (as such terms are defined in the HLIC Reinsurance Agreement) under Section 16.02(a)(i) of the HLIC Reinsurance Agreement, exceeds $41,250,000, after which the Company shall, subject to the immediately succeeding sentence and unless not required under Section 16.2(d) hereof, be obligated to indemnify and hold harmless such Indemnified Parties against all Reinsurer Indemnified Parties’ Losses that in the aggregate are in excess of the $41,250,000 in Buyer Indemnified Parties’ Losses referred to above, and (ii) with respect to Losses pursuant to Section 16.2(b)(i), until the aggregate amount of (A) the Company Indemnified Parties’ Losses under Section 16.2(b)(i) hereto and (B) the Company Indemnified Parties’ Losses (as such terms are defined in the HLIC Reinsurance Agreement), exceeds $12,000,000, after which the Reinsurer shall, subject to the immediately succeeding sentence, be obligated to indemnify and hold harmless such Indemnified Parties against all Losses of such Indemnified Parties that in the aggregate are in excess of such amount. The cumulative aggregate liability (A) of the Company under Section 16.2(a)(i) of this Agreement and of HLIC under Section 16.2(a)(i) of the HLIC Reinsurance Agreement shall in no event exceed $66,000,000, and (B) of the Reinsurer under Section 16.2(b)(i) of this Agreement and Section 16.2(b)(i) of the HLIC Reinsurance Agreement shall in no event exceed $66,000,000.
(d)
(i)    The Company shall not be required to indemnify, defend or hold harmless any Reinsurer Indemnified Party against any Losses pursuant to Section 16.2(a)(i) except to the extent that the Company has recovered under the indemnification by Seller (as defined in the Stock and Asset Purchase Agreement) provided pursuant to Section 13.01(a)(i) of the Stock and Asset Purchase Agreement (or recovered from HFSG (as defined in the Stock and Asset Purchase Agreement) pursuant to Section 14.19 of the Stock and Asset Purchase Agreement) in the same or greater amount with respect to the same Losses (“Seller Indemnification Claim”) and in no event shall any indemnification payment made by the Company to the Reinsurer Indemnified Party exceed any indemnification payment received by the Company from the Seller under Section 13.01(a)(i) of the Stock and Asset Purchase Agreement (or recovered from HFSG (as defined in the Stock and Asset Purchase Agreement) pursuant to Section 14.19 of the Stock and Asset Purchase Agreement) with respect to the corresponding Seller Indemnification Claim; provided, however, that if the Buyer Indemnified Parties have recovered $330 million pursuant to the indemnification provided pursuant to Section 13.01(a)(i) of the Stock and Asset Purchase Agreement and the requirements set forth in Section 16.2(c) of this Agreement have been satisfied, the requirements of this sentence shall not preclude an indemnification recovery by the Reinsurer Indemnified Party (subject to the other limitations set forth in this Agreement, including Section 16.2(c); provided, further, that any amounts (A) offset by Seller against indemnification payments due to the Company pursuant to the Stock and Asset Purchase Agreement or (B) recovered from a third Person not affiliated with Seller or the Company pursuant to Section 13.06(b) of the Stock and Asset Purchase Agreement, in each case, shall not be taken into account for purposes of determining the indemnification payment received by the Company from the Seller under Section 13.01(a)(i) of the Stock and Asset Purchase Agreement with respect to the corresponding Seller Indemnification Claim, except in the case of the foregoing clause (A) to the extent that there is a quantifiable, realizable and direct benefit to the Reinsurer and in such event the amount shall be taken into account for purposes of determining such indemnification payment.
(ii)    If the facts and circumstances that underlie a Seller Indemnification Claim arise out of or relate solely to the Covered Liabilities (a “Covered Liability Seller Indemnification Claim”), the Company shall act as directed by the Reinsurer Indemnified Party regarding the pursuit, litigation and resolution of such Covered Liability Seller Indemnification Claim and shall not settle or compromise any such Covered Liability Seller Indemnification Claim except with the prior written consent of the Reinsurer Indemnified Party; provided, however, that the Company shall have no obligations pursuant to this Section 16.2(d)(ii) unless the Reinsurer has promptly paid all of the Company’s costs and expenses, including reasonable attorneys’ fees, arising out of or relating to pursuing such indemnification claim, as such costs and expenses are incurred. The Company shall permit counsel for the Reinsurer Indemnified Party to attend all significant internal meetings and all meetings with Representatives of plaintiffs, hearings and other proceedings relating to such Covered Liability Seller Indemnification Claim.  The parties hereto shall make mutually available to each other all relevant information in their possession relating to any Covered Liability Seller Indemnification Claim (except to the extent that such action would result in a loss of attorney-client privilege as to any material matter). For the avoidance of doubt, the parties acknowledge that the Company shall have no liability to a Reinsurer Indemnified Party for any Losses that such Reinsurer Indemnified Party may suffer, sustain or otherwise incur in respect of the outcome or consequences of the Company’s making any such Covered Liability Seller Indemnification Claim on the Reinsurer Indemnified Party’s behalf.
(iii)    If the Company brings on its own behalf, for Losses relating to the business of the Company other than the Covered Liabilities, a claim under the Stock and Asset Purchase Agreement that is based on the same facts and circumstances that underlie a Covered Liability Seller Indemnification Claim (a “Related Seller Indemnification Claim”), the Company shall cooperate in pursuing, and the Reinsurer Indemnified Party shall be entitled to participate fully with the Company in, any such Related Seller Indemnification Claim.  The Reinsurer Indemnified Party shall be entitled to participate in such Related Seller Indemnification Claim with internal counsel or with outside counsel (at its own expense) reasonably acceptable to the Company, and the Company shall permit counsel for the Reinsurer Indemnified Party to attend all significant internal meetings and all meetings with Representatives of plaintiffs, hearings and other proceedings.  Counsel for the Reinsurer Indemnified Party also shall be given a reasonable opportunity to comment upon and make recommendations with respect to all memoranda of law, pleadings and briefs and other documents relating to such Related Seller Indemnification Claim, and the Company and its counsel shall consider in good faith such comments and recommendations of counsel for the Reinsurer Indemnified Party and shall not unreasonably reject any such comments or recommendations after giving due consideration to the relative proportions in which the Company and the Reinsurer are affected by the Related Seller Indemnification Claim and any related Covered Liability Seller Indemnification Claim, respectively, without taking into account any other disputes or matters under the Stock and Asset Purchase Agreement.  The Reinsurer Indemnified Party shall cooperate fully with the Company in the pursuit or settlement of such Related Seller Indemnification Claim. The parties hereto shall make mutually available to each other all relevant information in their possession relating to such Related Seller Indemnification Claim (except to the extent that such action would result in a loss of attorney-client privilege as to any material matter). In no event shall the Company be liable for any costs or expenses, including attorneys’ fees, incurred by the Reinsurer Indemnified Party with respect to the matters contemplated in this subsection (iii).
16.3.    Notification of Claims.
(a)    A Person who may be entitled to be indemnified and held harmless under Section 16.2(a) or Section 16.2(b) (the “Indemnified Party”), shall promptly notify the Person providing indemnification (the “Indemnifying Party”) in writing of any pending or threatened claim or demand by a third party that the Indemnified Party has determined has given or could reasonably give rise to such a right under this Agreement (including a pending or threatened claim or demand asserted by a third party against the Indemnified Party, such claim being a “Third-Party Claim”), describing in reasonable detail the facts and circumstances with respect to the subject matter of such claim or demand and, if applicable, the specific representation, warranty or provision of this Agreement that the Indemnified Party alleges to be breached; provided, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article XVI except to the extent the Indemnifying Party is actually prejudiced by such failure, it being understood that notices for claims in respect of a breach of a representation, warranty, covenant or agreement must be delivered prior to the expiration of any applicable survival period specified in Section 16.1 for such representation, warranty, covenant or agreement. Following delivery of a notice of a Third-Party Claim, the Indemnified Party shall deliver to the Indemnifying Party, promptly (and in any event within ten (10) Business Days) after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to such Third-Party Claim.
(b)    Following receipt of a notice of a Third-Party Claim from an Indemnified Party pursuant to Section 16.3(a), subject to Section 16.3(d), the Indemnifying Party may assume the defense and control of such Third-Party Claim by delivery of written notice to the Indemnified Party within sixty (60) calendar days after receipt of the Indemnified Party’s claims notice pursuant to Section 16.3(a); provided, that the Indemnifying Party shall not be entitled to assume or maintain control of the defense of any Third-Party Claim and shall pay the reasonable fees, costs and expenses of counsel retained by the Indemnified Party to the extent (i) the Third-Party Claim relates to or arises in connection with any criminal proceeding, action, indictment, allegation or investigation against the Indemnified Party or (ii) the Third-Party Claim would reasonably be expected to result in an injunction or equitable relief against the Indemnified Party that would, in each case, have a material effect on the operation of the business of such Indemnified Party or any of its Affiliates. The assumption of the defense by the Indemnifying Party of any Third-Party Claim shall not require the Indemnifying Party to agree to be liable for any Losses in respect of such Third-Party Claim and shall be without prejudice to any rights or defenses of the Indemnifying Party in respect of whether the Indemnified Party is entitled to indemnification under this Article XVI for any particular Loss or Losses.
(c)    Subject to Section 16.3(d), the Indemnified Party may take any actions reasonably necessary to defend such Third-Party Claim prior to the time that it receives a notice from the Indemnifying Party as contemplated by Section 16.3(b). If the Indemnifying Party assumes the defense of any Third-Party Claim in accordance with Section 16.3(b), the Indemnifying Party shall allow the Indemnified Party a reasonable opportunity to participate in the defense of such Third-Party Claim with its own counsel and at its own expense; provided, however, that notwithstanding the foregoing, the Indemnifying Party shall bear the reasonable fees, costs and expenses of one (1) such separate counsel if (i) the Indemnifying Party and the Indemnified Party are both named parties to the Action and the Indemnified Party shall have reasonably determined in good faith that the representation of both parties by the same counsel would be inappropriate due to actual differing interests between them or that there may be defenses or counterclaims available to the Indemnified Party that are inconsistent with those available to the Indemnified Party or (ii) the Indemnifying Party shall have authorized the Indemnified Party to employ separate counsel at the Indemnifying Party’s expense. If the Indemnifying Party assumes the defense of any Third-Party Claim, the Indemnifying Party shall not, for so long as it diligently conducts such defense, be liable to the Indemnified Party for legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than provided in this Section 16.3(c). The Indemnifying Party shall be liable for the reasonable fees, costs and expenses of counsel employed by the Indemnified Party for any period during which Indemnifying Party has not assumed or is not diligently conducting the defense of a Third-Party Claim for which the Indemnified Party is entitled to indemnification hereunder. The Company or the Reinsurer, as the case may be, shall, and shall cause each of its Affiliates and Representatives to, reasonably cooperate with the Indemnifying Party in the defense of any Third-Party Claim. Without limiting the generality of the foregoing, from and after the delivery of a notice of a claim for indemnification with respect to a Third-Party Claim, at the reasonable request of the Indemnifying Party, each Indemnified Party shall grant the Indemnifying Party and its Representatives reasonable access, during normal business hours, to the books, records, personnel and properties of the Indemnified Party to the extent reasonably related to such Third-Party Claim, at no cost to the Indemnifying Party (other than for reasonable out-of-pocket expenses of the Indemnified Parties). The Indemnifying Party shall be authorized to consent to a settlement of, or the entry of any judgment arising from, any Third-Party Claim, without the consent of any Indemnified Party; provided that (A) such settlement provides only for the payment of monetary damages (and does not impose any injunctive relief or otherwise impose any conditions or restrictions on the applicable Indemnified Party or any of its Affiliates or Representatives) and does not involve any finding or admission of any violation of Applicable Law or admission of any wrongdoing or any violation of the rights of any Person and does not include a statement or admission of fault, culpability or failure to act by or on the part of any Indemnified Party or any of its Affiliates or Representatives, (B) the Indemnifying Party pays or causes to be paid all amounts arising out of such settlement or judgment concurrently with the effectiveness of such settlement or judgment (other than as contemplated by Section 16.2(c)), and (C) the Indemnifying Party obtains, as a condition of any settlement, entry of judgment or other resolution, a complete and unconditional release of each Indemnified Party from any and all Liabilities in respect of such Third-Party Claim. If the Indemnifying Party elects not to defend the Indemnified Party against a Third-Party Claim to which it is entitled to indemnification hereunder, whether by not giving the Indemnified Party timely notice of its desire to so defend or otherwise, then the Indemnified Party shall have the right but not the obligation to assume its own defense, but without in any way waiving or otherwise affecting the Indemnified Party’s rights to indemnification pursuant to this Agreement, and the Indemnifying Party shall bear all fees, costs and expenses of one such counsel engaged by the Indemnified Party for Third-Party Claims for which such Indemnified Party was entitled to indemnification hereunder.
(a)    No Indemnifying Party shall have any liability under this Article XVI for any Losses arising out of or in connection with any Third-Party Claim that is settled or compromised by an Indemnified Party without the prior consent of such Indemnifying Party (such consent not to be unreasonably withheld, conditioned or delayed).
(b)    If an Indemnified Party wishes to make a claim under this Article XVI that does not involve a Third-Party Claim, the Indemnified Party shall give written notice to the Indemnifying Party setting forth (i) a reasonably detailed description of the claim, (ii) a good faith estimate of the amount of the claim (to the extent ascertainable) and (iii) the specific representation, warranty or provision of this Agreement that the Indemnified Party alleges to be breached, and such notice shall be accompanied by copies of all available documentation that may be necessary or appropriate for the purposes of enabling the Indemnifying Party to be informed and to take any and all appropriate decisions and actions in respect of the matter and Loss that is the subject of the claim; provided, that the failure to provide such notice on a timely basis shall not release the Indemnifying Party from any of its obligations under this Article XVI except to the extent the Indemnifying Party is actually prejudiced by such failure, it being understood that notices for claims in respect of a breach of a representation, warranty, covenant or agreement must be delivered prior to the expiration of any applicable survival period specified in Section 16.1 for such representation, warranty, covenant or agreement.
16.4.    Payment. Except as contemplated by Section 3.7, in the event an Action under this Article XVI shall have been finally determined, the amount of such final determination shall be paid to the Indemnified Party on demand in immediately available funds. An Action, and the liability for and amount of damages therefor, shall be deemed to be “finally determined” for purposes of this Article XVI when the parties to such Action have so determined by mutual agreement or, if disputed, when a final nonappealable Governmental Order shall have been entered.
16.5.    No Duplication; Exclusive Remedies.
(a)    Any liability for indemnification hereunder and under any other Transaction Document shall be determined without duplication of recovery by reason of the same Loss.
(b)    Other than in the case of fraud or intentional misconduct by the Company or the Reinsurer or any of their respective Affiliates, the indemnification provisions of this Article XVI shall be the sole and exclusive remedies of the Company and the Reinsurer, respectively, for any breach of or inaccuracy in any representations or warranties in this Agreement and any breach or failure to perform or comply with any of the covenants or agreements contained in this Agreement. In furtherance of the foregoing, each of the Company, on behalf of itself and each other Company Indemnified Party, and the Reinsurer, on behalf of itself and each other Reinsurer Indemnified Party, hereby waives, from and after the Closing Date, to the fullest extent permitted under Applicable Law, any and all rights, claims and causes of action (other than claims of, or causes of action arising from, fraud or intentional misconduct) it may have against the Company or any of its Affiliates or Representatives and the Reinsurer or any of its Affiliates or Representatives, as the case may be, arising under or based upon this Agreement, any certificate or instrument delivered in connection herewith (whether under this Agreement or arising under common law or any other Applicable Law), except pursuant to: (i) the indemnification provisions set forth in this Article XVI or (ii) as provided under (A) the provisions hereof providing for equitable remedies or (B) the provisions of any other Transaction Document.
16.6.    Additional Indemnification Provisions.
(a)    With respect to each indemnification obligation in this Agreement (i) each such obligation shall be calculated on an After-Tax Basis and (ii) all Losses shall be net of any actual non-refundable recoveries to the Indemnified Party described in Section 16.6(b).
(b)    In any case where an Indemnified Party recovers from a third Person not affiliated with such Indemnified Party, including any third-party insurer, any amount in respect of any Loss paid by an Indemnifying Party pursuant to this Article XVI, such Indemnified Party shall promptly pay over to the Indemnifying Party the amount so recovered (net of any Expenses incurred by such Indemnified Party in procuring such recovery, which Expenses shall not exceed the amount so recovered), and, if applicable, net of such Indemnified Party’s (i) retroactive or prospective premium adjustments associated with such recovery from a third-party insurer and (ii) actual increase(s) in such Person’s and its Affiliates’ insurance premium that is reasonably attributable to such Loss (collectively, the “Premium Increase”), but not in excess of the sum of (i) any amount previously paid by the Indemnifying Party to or on behalf of the Indemnified Party in respect of such claim and (ii) any amount expended by the Indemnifying Party in pursuing or defending any claim arising out of such matter.
(c)    If any portion of Losses to be paid by the Indemnifying Party pursuant to this Article XVI would reasonably be expected to be recoverable from a third party not affiliated with the relevant Indemnified Party (including under any applicable third-party insurance coverage) based on the underlying claim or demand asserted against such Indemnifying Party, then the Indemnified Party shall promptly after becoming aware of such fact give notice thereof to the Indemnifying Party and, upon the request of the Indemnifying Party shall use reasonable best efforts to collect the maximum amount recoverable from such third party, in which event the Indemnifying Party shall reimburse the Indemnified Party for (i) all reasonable costs and expenses incurred in connection with such collection (which costs and expenses of collection shall not exceed the amount recoverable from such third party) and (ii) any related Premium Increase. If any portion of Losses actually paid by the Indemnifying Party pursuant to this Article XVI could have been recovered from a third party not affiliated with the relevant Indemnified Party based on the underlying claim or demand asserted against such Indemnifying Party, then the Indemnified Party shall transfer, to the extent transferable, such of its rights to proceed against such third party as are necessary to permit the Indemnifying Party to recover from such third party any amount actually paid by the Indemnifying Party pursuant to this Article XVI, net of any related Premium Increase for which the Indemnifying Party has not already reimbursed the Indemnified Party pursuant to the immediately preceding sentence.
(d)    For purposes of determining whether a breach of any representation or warranty made in this Agreement has occurred, and for calculating the amount of any Loss under this Article XVI, each representation and warranty contained in this Agreement shall be read without regard to any “materiality,” “Company Material Adverse Effect,” “material adverse effect on the Reinsurer” or other similar qualification contained in or otherwise applicable to such representation or warranty, other than the representations and warranties in Section 15.1(j)(v) and Section 15.1(m)(ii), in each case to the extent relating to the Covered Liabilities.
(c)    In the event that a party hereto: (i) consolidates with or amalgamates, combines or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation, amalgamation, combination or merger; or (ii) sells, transfers, pledges or otherwise disposes of all or substantially all of its properties, assets (including portfolio investments) or equity of its subsidiaries (whether in one transaction or a series of related transactions) to one or more Persons, then, and in each such case, proper provision shall be made prior to the consummation of any such transaction so that each such Person shall assume by a written instrument entered into for the benefit of, and enforceable by, the other party hereto the obligations of such party set forth in this Article XVI.
(d)    The waiver of any condition based on the accuracy of any representation or warranty set forth in this Agreement, or on the performance of or compliance with any covenant, agreement, condition and obligation set forth in this Agreement, shall not affect the right to indemnification or other remedy based on such representations, warranties, covenants, agreements, conditions and obligations.
16.7.    Reserves. Notwithstanding anything to the contrary in this Agreement or the other Transaction Documents, the Company makes no representation or warranty with respect to, and nothing contained in this Agreement, any other Transaction Documents, any Retrocession Transaction Documents, or in any other agreement, document or instrument to be delivered in connection with the transactions contemplated hereby or thereby is intended or shall be construed to be a representation or warranty (express or implied) of the Company, for any purpose of this Agreement, the other Transaction Documents, any Retrocession Transaction Documents, or any other agreement, document or instrument to be delivered in connection with the transactions contemplated hereby or thereby, with respect to (a) the adequacy or sufficiency of the Reserves of the Company, (b) the future profitability of the Business Covered or (c) the effect of the adequacy or sufficiency of the Reserves of the Company on any “line item” or asset, Liability or equity amount. Furthermore, no fact, condition, circumstance or event relating to or affecting the development of the Reserves of the Company may be used, directly or indirectly, to demonstrate or support the breach of any representation, warranty, covenant or agreement contained in this Agreement, any Transaction Document, any Retrocession Transaction Documents, or any other agreement, document or instrument to be delivered in connection with the transactions contemplated hereby or thereby.

ARTICLE XVII
REINSURANCE CREDIT
17.1.    Reinsurance Credit.
(a)    The parties intend that the Company shall be able to fully recognize the reinsurance ceded hereunder in its statutory financial statements. If a Reinsurance Credit Event occurs, the Reinsurer shall use commercially reasonable efforts to novate this Agreement to another affiliated insurer with an RBC Ratio of not less than [REDACTED] (after taking into account the capital necessary for such transaction) that is licensed in the domiciliary state of the Company (provided that such domiciliary state is a jurisdiction with substantially similar requirements as the Company’s domiciliary state as of the Closing Date) and, if that cannot be accomplished with the use of commercially reasonable efforts, the Reinsurer shall enter into a statutory trust agreement, deliver letters of credit or provide any other form of security acceptable to the applicable Governmental Authorities of all jurisdictions to which the Company is subject, or take any other action, in each case, at the Reinsurer’s expense, the effect of which shall enable the Company to receive full statutory financial statement credit for reinsurance ceded to the Reinsurer under this Agreement.
(b)    The statutory trust agreement to be used pursuant to clause (a) shall be negotiated in good faith and mutually agreed to by the parties hereto and shall comply with all Applicable Laws relating to credit for reinsurance in the Company’s domiciliary state. If either party has reason to believe that a Reinsurance Credit Event may occur, such party shall immediately notify the other party and, no later than two (2) Business Days thereafter, the parties shall commence negotiation of such trust agreement. If the statutory trust agreement is to be used pursuant to the foregoing clause (a) to provide reinsurance credit, the statutory trust agreement shall be executed and delivered as soon as practicable, but in any event no later than is necessary to ensure the that the Company will at all times obtain credit for reinsurance.
(c)    It is understood and agreed that any term or condition required by Applicable Law to be included in this Agreement for the Company to receive full statutory financial statement credit for the reinsurance provided by this Agreement shall be deemed to be incorporated in this Agreement by reference. Furthermore, the Reinsurer and the Company agree to act in good faith to amend this Agreement and other documents to the extent necessary or appropriate for consistency with Applicable Law in order to provide the Company with such full statutory financial statement credit.
ARTICLE XVIII
MISCELLANEOUS PROVISIONS
18.1.    Headings, Schedules and Exhibits. Headings used herein are not a part of this Agreement and shall not affect the terms hereof. The attached Schedules and Exhibits are a part of this Agreement.
18.2.    Notices. Unless otherwise provided in this Agreement, all notices, directions, requests, demands, acknowledgments and other communications required or permitted to be given or made under the terms hereof shall be in writing and shall be deemed to have been duly given or made (a)(i) when delivered personally, (ii) when made or given by facsimile or electronic media, provided that, in the case of facsimile and electronic mail notifications, such notifications are confirmed by telephone or (iii) in the case of mail delivery, upon the expiration of three (3) calendar days after any such notice, direction, request, demand, acknowledgment or other communication shall have been deposited in the United States mail for transmission by first class mail, postage prepaid, or upon receipt thereof, whichever shall first occur and (b) when addressed as follows:
If to the Company:

Hartford Life and Annuity Insurance Company
1 Griffin Road North
Windsor, CT 06095
Facsimile: 860-624-0444
Attention: Vice President, Reinsurance

With a copy to:

Hartford Life and Annuity Insurance Company
1 Griffin Road North
Windsor, CT 06095
Facsimile: 860-624-0441
Attention: General Counsel

If to the Reinsurer:

Commonwealth Annuity and Life Insurance Company
20 Guest Street
Brighton, MA 02135
Facsimile: (508) 460-2401
Attention: President and CEO

With a copy to:

Commonwealth Annuity and Life Insurance Company
20 Guest Street
Brighton, MA 02135
Facsimile: (508) 460-2401
Attention: General Counsel and Secretary

or to such other address or to such other Person as either party may have last designated by notice to the other party.
18.3.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and legal Representatives. Neither this Agreement, nor any right or obligation hereunder, may be assigned by any party without the prior written consent of the other party hereto. Any assignment in violation of this Section 18.3 shall be void and shall have no force and effect; provided, however, that nothing in this Agreement shall be construed to prohibit the Reinsurer from retroceding all or any portion of the Reinsured Contracts reinsured hereunder to any retrocessionaire or otherwise hedging its obligations hereunder without the Company’s consent.
18.4.    Execution in Counterpart. This Agreement may be executed by the parties hereto in any number of counterparts, and by each of the parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
18.5.    Currency. Whenever the word “Dollars” or the “$” sign appear in this Agreement, they shall be construed to mean United States Dollars, and all transactions under this Agreement shall be in United States Dollars.
18.6.    Transaction Costs. Except as otherwise provided herein, each party shall bear its own costs relating to preparing and negotiating this Agreement and the transactions contemplated hereby.
18.7.    Amendments. This Agreement may not be changed, altered or modified unless the same shall be in writing executed by the Company and the Reinsurer.
18.8.    Submission to Jurisdiction.
(a)    Except for matters as to which a dispute resolution process is specified in this Agreement or as otherwise contemplated under Section 8.3, each of the parties hereto irrevocably and unconditionally submits for itself and its property in any Action arising out of or relating to this Agreement, the transactions contemplated by this Agreement, the formation, breach, termination or validity of this Agreement or the recognition and enforcement of any judgment in respect of this Agreement, to the exclusive jurisdiction of the courts of the State of New York sitting in the County of New York, the federal courts for the Southern District of New York, and appellate courts having jurisdiction of appeals from any of the foregoing, and all claims in respect of any such Action shall be heard and determined in such New York courts or, to the extent permitted by Applicable Law, in such federal court.
(b)    Any such Action may and shall be brought in such courts and each of the parties irrevocably and unconditionally waives any objection that it may now or hereafter have to the venue or jurisdiction of any such Action in any such court or that such Action was brought in an inconvenient court and shall not plead or claim the same.
(c)    Service of process in any Action may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address as provided in Section 18.2.
(d)    Nothing in this Agreement shall affect the right to effect service of process in any other manner permitted by the laws of the State of New York.
18.9.    Governing Law. This Agreement will be construed, performed and enforced in accordance with the laws of the State of Connecticut without giving effect to its principles or rules of conflict of laws thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.
18.10.    Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER TRANSACTION AGREEMENTS, OR ITS PERFORMANCE UNDER OR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OTHER TRANSACTION AGREEMENT.
18.11.    Entire Agreement; Severability.

(a)     This Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, statements, representations and warranties, negotiations and discussions, whether oral or written, of the parties and there are no general or specific warranties, representations or other agreements by or among the parties in connection with the entering into of this Agreement or the subject matter hereof except as specifically set forth or contemplated herein.
(b)    If any provision of this Agreement is held to be void or unenforceable, in whole or in part, and if the rights or obligations of the Company or the Reinsurer under this Agreement will not be materially and adversely affected thereby, (i) such holding shall not affect the validity and enforceability of the remainder of this Agreement, including any other provision, paragraph or subparagraph and (ii) the parties agree to attempt in good faith to reform such void or unenforceable provision to the extent necessary to render such provision enforceable and to carry out its original intent.
18.12.    No Waiver; Preservation of Remedies. No consent or waiver, express or implied, by any party to or of any breach or default by any other party in the performance by such other party of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of obligations hereunder by such other party hereunder. Failure on the part of any party to complain of any act or failure to act of any other party or to declare any other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such first party of any of its rights hereunder. The rights and remedies provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or equity.
18.13.    Third Party Beneficiary. Nothing in this Agreement will confer any rights upon any Person that is not a party or a successor or permitted assignee of a party to this Agreement.
18.14.    Interpretation. Wherever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”
18.15.    Survival. Article XII, Article XIV and Article XVII shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized Representatives on the date first stated above.
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By /s/ John B. Brady
    Name: John B. Brady
    Title: Chief Actuary

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

By /s/ Gilles Dellaert
Name: Gilles Dellaert
Title: Chief Investment Officer

[Signature Page to Annuity Reinsurance Agreement]

SCHEDULE 1.1(a)
INTERIM PERIOD INTEREST1
An amount as set forth below. Values for “1b) Closing Date statutory reserves + IMR” to be populated by the Company, where:

•
“statutory reserves” means the gross statutory reserves that are required to be held by the Company for purposes of its statutory financial statements with respect to the Reinsured Contracts, as determined in accordance with then applicable SAP

•
“IMR” means the interest maintenance reserve that was created on or before the Closing Date and amortized and determined in accordance with SAP held by the Company with respect to the Reinsured Contracts

($ in millions)	Payout Annuities	Period Certain Structured Settlements	Standard Lives Structured Settlements	Total	Variable Payout Separate Account Contracts
1a) Effective Date statutory reserves + IMR	$547	$0	$0	$547	$372
1b) Closing Date statutory reserves + IMR	$541	$1,322	$1,241	$3,104
1) Average reserves: (1a + 1b) / 2	$544	$661	$621	$1,825

2) Book yield of assets in Annex A-1	4.03%	5.23%	5.23%

3) Annual Interest on Reserves (100% Quota Share) (1 x 2)	$22	$35	$32	$89
x Years from Effective Date to Closing Date[2]	31	49	46	126
x Reinsurer’s Quota Share	85%	85%	75%
4) Reinsurer’s Quota Share of Interest on Reserves	$26	$42	$34	$103
5) Reinsurer’s Quota Share of Interest on Surplus	$30	$0	$0	$30
6) Reinsurer’s Quota Share of Interim Period Interest (4 + 5)	$56	$42	$34	$133

1 Schedule to be trued-up post-Closing to reflect actual Closing Date Statutory Reserves.
2 Years as computed on the basis of (A) a 360 day year composed of twelve (12) 30 day months and (b) no compounding.

SCHEDULE 1.1(b)
KNOWLEDGE OF THE COMPANY
1.Christopher Abreu
2.Christopher Conner
3.Robert Cornell
4.Diane Krajewski
5.Lisa Proch
6.Kirsten Ryan
7.Peter Sannizzaro
8.Robert Siracusa
9.Jennifer Whaley
10.John Brady
11.Glenn Gazdik
12.Andrew Diaz-Matos
13.James Cubanski

SCHEDULE A
REINSURED CONTRACTS
Fixed Payout Annuity Contracts – refer to excel file titled “Schedule A – HLAIC Fixed Payouts.xlsx”
Period Certain Structured Settlement Contracts – refer to excel file titled “Schedule A – HLAIC Period Certain SS.xlsx”
Standard Lives Structured Settlement Contracts – refer to excel file titled “Schedule A - HLAIC Standard SS.xlsx”
Variable Payout Separate Account Contracts – refer to excel file titled “Schedule A – HLAIC Variable Payouts.xlsx”

SCHEDULE B
AMORTIZATION OF CEDING COMMISSION
The Unamortized Ceding Commission shall be: (i) the Ceding Commission times (ii) the ratio of (x) to (y), where (x) is the NAIC Reserves attributable to the Reinsured Contracts held by the Company as of the date of determination (calculated on a gross basis and without giving effect to the Reinsurer’s Quota Share ) and (y) is the NAIC Reserves attributable to the Reinsured Contracts held by the Company at the Effective Date (calculated on a gross basis and without giving effect to the Reinsurer’s Quota Share).

SCHEDULE C
RECAPTURE PAYMENT FORMULA

The Recapture Payment shall be: (i) the Monthly Settlement (which shall be expressed as a negative in this calculation if due to the Reinsurer) for the Monthly Accounting Period ending on the Termination Date; plus (ii) any other amounts that are due and unpaid by the Reinsurer; plus (iii) interest due on amounts overdue by the Reinsurer; plus (iv) the Reinsurer’s Quota Share of the NAIC Reserves attributable to the Reinsured Contracts; plus (v) the Interest Maintenance Reserve attributable to the Reinsured Risks as of the Recapture Effective Time; minus (vi) amounts withdrawn from the Trust Account that should be returned to the Reinsurer pursuant to the terms of the Trust Agreement; minus (vii) any other amounts that are due and unpaid by the Company; minus (viii) interest due on amounts overdue by the Company; minus (ix) the Unamortized Ceding Commission as of the Recapture Effective Time. [REDACTED].

SCHEDULE D
TERMINAL ACCOUNTING SETTLEMENT REPORT

1. Monthly Settlement for the Monthly Accounting Period ending on the Termination Date
2. Any other amounts that are due and unpaid by the Reinsurer
3. Interest due on amounts overdue by the Reinsurer
4. Reinsurer’s Quota Share of NAIC Reserves attributable to the Reinsured Contracts[1]
5. Interest Maintenance Reserve attributable to the Reinsured Risks as of the Recapture Effective Time
6. Amount withdrawn from the Trust Account that should be returned to the Reinsurer
7. Any other amounts that are due and unpaid by the Company
8. Interest due on amounts overdue by the Company
9. Unamortized Ceding Commission as of the Recapture Effective Time
Total* = 1 + 2 + 3 + 4 + 5 - 6 - 7 - 8 - 9

*[REDACTED].

1Based on the amount that the Company will be required to hold under Applicable Law immediately after the Recapture Effective Time

SCHEDULE E
EXPENSE ALLOWANCE
The monthly expense allowance shall equal A divided by B, where:

A.
is an amount equal to 0.15% of the NAIC Reserves held by the Reinsurer with respect to the reinsured variable payout annuity contracts, fixed payout annuity contracts, immediate annuity contracts and structured settlement contracts as of the first day of the applicable Monthly Accounting Period.

B.	is twelve (12).

SCHEDULE F-1
MONTHLY REINSURANCE SETTLEMENT REPORT
[see attached]

**Monthly Settlement Statement**
**ILA Summary**
**From Ceding Company**
**Assuming Company - Commonwealth Annuity and Life Insurance Company**

**Reporting Month:** **April**
**Calendar Year:** **2018**

| | | | ILA Fixed Payout Annuity | ILA Fixed Payout Annuity | ILA Variable Payout Annuity | ILA Standard Life Contingent Structured Settlements | ILA Non Life Contingent Structured Settlements | Total |
|---|---|---|---|---|---|---|---|---|
| | | Individual or Group | Individual Life Cont. | Individual Non Life Cont. | Individual | Individual Life Cont. | Individual Non Life Cont. | |
| **Net Cash Settlement Statement** | | | | | | | | |
| 1. | | **Contract Considerations** | | | | | | |
| a. | | Separate Account Fee Income = (i) x (ii) / (iii) | N/A | N/A | 0 | N/A | N/A | 0 |
| | (i) | *1.25%* | | | 1.25% | | | |
| | (ii) | *Account Value of Separate Account Contracts as of first day of month* | | | 0 | | | |
| | (iii) | *12* | | | 12 | | | |
| b. | | Separate Account Net Contractholder Transfers (i) - (ii) | N/A | N/A | 0 | N/A | N/A | 0 |
| | (i) | *Aggregate value of amounts transferred from Separate Accounts to general account* | | | 0 | | | |
| | (ii) | *Aggregate value of amounts transferred from the general account to the Separate Account* | | | 0 | | | |
| c. | | Other Collections and Recoveries on Reinsured Contracts (incl. any additional premiums received and consideration for annuitization) | N/A | N/A | N/A | N/A | N/A | 0 |
| | | **Contract Considerations = a + b + c** | | | 0 | | | 0 |
| 2. | | **Expense Allowance** | | | | | | |
| a. | | Policy Fee (i) x (ii) | N/A | N/A | N/A | N/A | N/A | 0 |
| | (i) | *$50 increased on each anniversary of the Effective Date by 2.0%* | N/A | N/A | N/A | N/A | N/A | |
| | (ii) | *Number of fixed deferred annuity contracts in force as of first day of month* | N/A | N/A | N/A | N/A | N/A | |
| b. | | Separate Account Fee (i) x (ii) | 0 | 0 | 0 | 0 | 0 | 0 |
| | (i) | *0.15%* | 0.15% | 0.15% | 0.15% | 0.15% | 0.15% | |
| | (ii) | *NAIC Reserves held by the Reinsurer for variable payout annuity contracts, fixed payout annuity contracts, immediate annuity contracts and structured settlement contracts as of the first day of month* | 0 | 0 | 0 | 0 | 0 | |
| | | **Expense Allowance = [a + b] / 12** | 0 | 0 | 0 | 0 | 0 | 0 |
| 3. | | **Commissions** | | | | | | |
| a. | | Commission on non-Separate Account Contracts (i) x (ii) | N/A | N/A | N/A | N/A | N/A | 0 |
| | (i) | *Applicable percentage allowance from Schedule J based on product, renewal guarantee period duration and age of contractholder* | N/A | N/A | N/A | N/A | N/A | |
| | (ii) | *Account Value with respect to contracts that entered a new renewal period during the month* | N/A | N/A | N/A | N/A | N/A | |
| b. | | Commission on Separate Account Contracts (i) x (ii) / (iii) | N/A | N/A | 0 | N/A | N/A | 0 |
| | (i) | *0.40%* | N/A | N/A | 0.40% | N/A | N/A | |
| | (ii) | *Separate Account value for variable payout annuity contracts as of the first day of the month* | N/A | N/A | 0 | N/A | N/A | |
| | (iii) | *12* | N/A | N/A | 12 | N/A | N/A | |
| c. | | Commission Chargebacks* ** | N/A | N/A | 0 | N/A | N/A | 0 |
| | | **Commissions = a + b - c** | | | 0 | | | 0 |
| 4. | | **Covered Liabilities** (includes escheat and abandoned property liabilities and Permitted Ex Gratia Payments; excludes Extra-Contractual Obligations and Ex Gratia Payments above Permitted Ex Gratia Payments) | | | | | | |
| a. | | Death Claims Paid | N/A | N/A | N/A | N/A | N/A | 0 |
| b. | | Surrenders | N/A | N/A | N/A | N/A | N/A | 0 |
| c. | | Surrender Charges | N/A | N/A | N/A | N/A | N/A | 0 |
| d. | | Annuitizations | N/A | N/A | N/A | N/A | N/A | 0 |
| e. | | Partial Withdrawals | N/A | N/A | N/A | N/A | N/A | 0 |
| f. | | Systematic Payments | 0 | 0 | N/A | 0 | 0 | 0 |
| | | **Covered Liabilities = a + b + c + d + e + f** | 0 | 0 | | 0 | 0 | 0 |
| 5. | | **Amounts Settled through Cash Calls in accordance with 6.3(b)** | N/A | N/A | N/A | N/A | N/A | 0 |
| 6. | | **Interest Due Reinsurer (Company) on Delayed Payments in accordance with 6.6** | | | | | | 0 |
| 7. | | **Amount Due to/(from) Reinsurer** | | | | | | |
| a. | | *Net Amount Available for Settlement = 1 - 2 - 3 - 4 + 5 + 6* | 0 | 0 | 0 | 0 | 0 | 0 |
| b. | | *Reinsurer's Quota Share* | 85% | 85% | 85% | 75% | 85% | |
| | | **Amount Due to/(from) Reinsurer = a x b** | **0** | **0** | **0** | **0** | **0** | **0** |

SCHEDULE F-2
SERIATIM DATA REPORT
 See the following reports listed on Schedule H of this Agreement: “Seriatim Valuation Feeds (excl. Reserves)”, “Seriatim Transaction File” and “Seriatim Valuation Feeds (incl. Reserves)”.

SCHEDULE F-3
STATEMENT OF NAIC RESERVES

**Fixed and Payout Business - HLAIC**

| | Total - HLAIC | % Reinsured | Amount Reinsured |
|---|---|---|---|
| PA2 | | | |
| SS Certain | $ - | 85% | - |
| SS Standard | - | 75% | - |
| Fixed Payout Annuitizations | - | 85% | - |
| Total Reinsured PA2 | - | | - |
| | | | |
| Variable Payout Annuitizations S/A | - | 85% | - |
| | | | |
| **Total Reinsured ILA** | $ - | | $ - |

SCHEDULE G
ANNUAL FINANCIAL REPORTS

Report	Frequency	Timing	Sample
Blue Book Note 27 Support	Annual	Calendar Day 40	See attached
Exhibits 5 and 7 Support	Annual	Calendar Day 40	See attached
Exhibit of Annuities & Life Insurance Support	Annual	Calendar Day 40	See attached
Page 7 Support	Annual	Calendar Day 40	See attached

SCHEDULE H
ONGOING REPORTS
Reports from the Company:

Report	Frequency	Timing	Sample
Monthly Cash Flow Report (Payouts & SS)	Monthly	Business Day 5	Refer to excel file titled “Monthly Cashflow Report (Payouts & SS).xlsx”
Seriatim Valuation Feeds (excl. Reserves)	Monthly	Business Day 2
Refer to the following excel files titled:

“Seriatim Valuation Feed (excl Reserves)_Fixed Payout.xlsx”

“Seriatim Valuation Feed (excl Reserves)_Structured Settlements.xlsx”

“Seriatim Valuation Feed (excl Reserves)_Variable Payout.xlsx”

Seriatim Transaction File	Monthly	Business Day 4[1]	Refer to excel file titled “Seriatim Transaction File_Payouts & SS.xlsx”

1A draft of the report for period certain structured settlement contracts will be provided on Business Day 2.

Report	Frequency	Timing	Sample
Seriatim Valuation Feeds (incl. Reserves)	Monthly	Business Day 4
Refer to the following excel files titled:

“Seriatim Valuation Feed (incl Reserves)_Fixed Payout.xlsx”

“Seriatim Valuation Feed (incl Reserves)_Structured Settlements.xlsx”

“Seriatim Valuation Feed (incl Reserves)_Variable Payout.xlsx”

Tax Reserves	Quarterly	Business Day 7	Refer to excel file titled “Tax Reserves.xlsx”

Reports from the Reinsurer:

Report	Frequency	Timing	Sample
Quarterly RBC Estimate Report	Quarterly (Q1 – Q3)	Calendar Day 45	See attached

Year-end RBC Report	Annual	Calendar Day 60	See attached

RBC RATIO

To:	[COMPANY]
[STREET]
[CITY, STATE ZIP]

Re: RBC Ratio
This certification provides the RBC Ratio of the Reinsurer as defined in the Annuity Reinsurance Agreement between Hartford Life and Annuity Insurance Company and Commonwealth Annuity and Life Insurance Company, dated [ ] (as amended, modified or supplemented from time to time in accordance with its terms, the “Reinsurance Agreement”). As of [DATE], the RBC Ratio of the Reinsurer was [ ]%. The Reinsurer’s capital and surplus was $[ ], total adjusted capital was $[ ], and estimated company action level required capital was $[ ]. Capitalized terms not defined herein have the meanings set forth in the Reinsurance Agreement.
The Certification is executed on [DATE].

Commonwealth Annuity and Life Insurance Company

Chief Financial Officer

SCHEDULE I
INTEREST MAINTENANCE RESERVE

Existing Interest Maintenance Reserve as of the Effective Date, as relates to:

•	Payout annuity Reinsured Contracts: $2,400,000

SCHEDULE J
COMMISSIONS
Is an amount equal to 0.40% of Separate Account value with respect to the reinsured variable payout annuity contracts as of the first day of the Monthly Accounting Period, divided by twelve (12).

EXHIBIT 1
TRUST AGREEMENT
[see attached]

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [REDACTED]
Exhibit 1
TRUST AGREEMENT
This TRUST AGREEMENT, dated June 1, 2018 (this “Trust Agreement”), among Commonwealth Annuity and Life Insurance Company, an insurance company organized under the Laws of the State of Massachusetts (the “Grantor”), Hartford Life and Annuity Insurance Company, a life insurance company organized under the laws of the State of Connecticut (the “Beneficiary”), and The Bank of New York Mellon, a New York banking corporation (the “Trustee”) (the Grantor, the Beneficiary and the Trustee are hereinafter each sometimes referred to individually as a “Party” and collectively as the “Parties”).
WITNESSETH:
WHEREAS, pursuant to an Annuity Reinsurance Agreement, dated as of June 1, 2018, by and between the Beneficiary and the Grantor, the Beneficiary is ceding to the Grantor, and the Grantor is reinsuring specified fixed immediate and deferred annuity contracts, variable payout separate account annuity contracts and structured settlement annuity contracts of the Beneficiary (the “Reinsurance Agreement”) pursuant to the terms and conditions thereof;
WHEREAS, the Grantor desires to transfer, or cause to be transferred, to the Trustee for deposit to a trust account (including any sub-accounts thereunder, the “Trust Account”), pursuant to Article IX of the Reinsurance Agreement, certain assets as security for the payment and performance by the Grantor of its obligations under the Reinsurance Agreement;
WHEREAS, the Trustee has agreed to act as trustee hereunder, and to hold such assets in trust in the Trust Account for the sole use and benefit of the Beneficiary for such purposes in accordance with the terms and conditions of this Trust Agreement; and
WHEREAS, this Trust Agreement is made for the sole use and benefit of the Beneficiary and for the purpose of setting forth the rights, duties and powers of the Trustee with respect to the Trust Account.
NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:
Section 1.1    Deposit of Assets to the Trust Account.
(a)The Grantor hereby establishes the Trust Account with the Trustee for the sole use and benefit of the Beneficiary, under the terms set forth herein. The Beneficiary is required to deposit into the Trust Account as an initial deposit the assets listed on Schedule I attached hereto, having an aggregate fair market value satisfying the requirements under Sections 4.3 and 4.4 of the Reinsurance Agreement, as jointly confirmed in writing by the Grantor and the Beneficiary to the Trustee. The Trustee shall administer the Trust Account in its name as trustee for the sole benefit of the Beneficiary. The Trust Account shall be subject to withdrawal by the Beneficiary and the Grantor solely as provided herein. The Trustee hereby accepts the Trust Account upon the terms set forth in this Trust Agreement.

(b)The Grantor shall transfer, or shall cause to be transferred, to the Trustee, for deposit to the Trust Account, such assets as may be required from time to time pursuant to the Reinsurance Agreement including any overcollateralization amount contemplated thereby (all such assets are herein referred to individually as an “Asset” and collectively as the “Assets”). The Trustee is authorized and shall have power to receive the Assets from the Grantor and to hold, invest, reinvest and dispose of the same for the uses and purposes of and according to the provisions herein set forth. All Assets shall be maintained by the Trustee in the Trust Account separate and distinct from all other assets on the books and records of the Trustee and in accordance with the terms of this Trust Agreement. The Assets shall consist only of Eligible Investments (as hereinafter defined). All Eligible Investments and other Assets credited to the Trust Account shall be registered in the name of the Trustee or its nominee (except for Commercial Mortgage Loans or participations therein) and shall be held by the Trustee in its capacity as trustee and securities intermediary hereunder. No such Eligible Investment or other Asset credited to the Trust Account shall be registered in the name of the Grantor, payable to the order of the Grantor or endorsed to the Grantor, it being agreed and understood that title to all Eligible Investments and other Assets credited to the Trust Account must be held by the Trustee. If any Asset is no longer an Eligible Investment or becomes impaired, the Grantor shall promptly substitute or deposit other Assets which meet the requirements of an Eligible Investment and, if a substitution, having a Book Value greater than or equal to the Book Value, and having a fair market value greater than or equal to the fair market value, of such substituted Asset; provided, however, that the total value of the Assets held in the Trust Account, to the extent required, is equal to or exceeds the Required Balance, in compliance, and as calculated in accordance, with Exhibit C hereto. The Trustee shall accept for deposit into the Trust Account any asset transferred to the Trustee from time to time by the Beneficiary pursuant to a written directive and designated to be deposited into the Trust Account, and all such assets shall be considered “Assets” for purposes of this Agreement and shall be subject to the provisions of this Agreement. The Trustee shall have no duty or responsibility to determine whether any Assets constitute Eligible Investments or to determine the fair market value of any Assets held in the Trust Account. The Grantor shall be solely responsible for making such determinations.
(c)The Grantor hereby represents and warrants (i) that any Assets transferred by the Grantor to the Trustee for deposit to the Trust Account will be in such form that the Beneficiary whenever necessary may, and the Trustee upon direction by the Beneficiary will, negotiate any such Assets without consent or signature from the Grantor or any other Person or entity in accordance with the terms of this Trust Agreement, (ii) that all Assets transferred by the Grantor to the Trustee for deposit into the Trust Account will consist only of Eligible Investments, (iii) that Grantor has, at the time of transfer into this Trust Account, conveyed to the Trustee good and marketable title to the Assets to be so transferred and each such Asset shall be at the time of transfer free and clear of all claims, liens, interests and encumbrances (other than those arising under this Trust Agreement) and (iv) that Grantor will not cause the Trustee to take any action that would create, incur, assume or permit any claim, lien or encumbrance on any Asset in the Trust Account (other than those arising under this Trust Agreement).
(d)Prior to depositing the Assets into the Trust Account, and from time to time thereafter as required, the Grantor shall execute assignments, endorsement in blank, or transfer legal title to the Trustee of all shares, obligations or other Assets requiring assignments, so that the Beneficiary whenever necessary may, and the Trustee upon the direction by the Beneficiary will, negotiate any such Assets without the consent or signature from the Grantor or any other Person or entity.
(e)The parties recognize that certain Assets will not be readily negotiable and that certain notices, opinions of counsel, representations and/or consents will be required for the Beneficiary to obtain good and marketable title to such Assets. In the event any such Asset is not readily negotiable, the Trustee shall only be required to deliver the Asset, together with any assignment or other document related to such Asset and previously actually deposited with the Trustee, to the Beneficiary in accordance with a Beneficiary Request for Withdrawal (as hereinafter defined). Any notice, opinion of counsel, representation or consent required to negotiate the Assets shall be provided by the Beneficiary for the initial deposit described in Section 1.1(a), and by the Grantor for any other conveyance of Assets to the Trust Account.

Section 1.2.    Deposit of Commercial Mortgage Loans.
(a)     In the case of Commercial Mortgage Loans, the Grantor shall effect such transfer through delivery by the Grantor to the Trustee of a complete and accurate set of the related Loan Assignment Documents.
(b)    In the case of Eligible Investments that are Commercial Mortgage Loans, the Grantor grants to the Trustee all powers necessary and reasonable in the performance of its duties hereunder except as otherwise expressly provided herein. Subject to the terms, conditions and limitations set forth in this Agreement, the Trustee may execute and deliver in the name of the Grantor or the Beneficiary, as permitted by Section 2 of this Agreement, as the case may be, any assignments, stock or bond powers or other documents or instruments which the Trustee deems necessary or convenient and proper (1) to sell, assign, transfer, or make other disposition of any security or other property in the Trust Account; provided that the Trustee shall only sell, assign, transfer or dispose of any Commercial Mortgage Loan in accordance with this Agreement and by sale, assignment or transfer of the whole Commercial Mortgage Loan; (2) to take any necessary action in relation to any such security or property as required pursuant to Section 1.2(c); or (3) to obtain any payment due, but only as instructed by the Grantor or the Beneficiary in accordance with the terms of this Agreement. Each of the Trustee and the Beneficiary is hereby authorized and empowered hereunder (x) to prepare and file, on behalf of itself or either of them, any UCC-3 assignment, and (y) and record any assignments delivered as to a Loan Assignment Document in the related real property records, in each case in connection with the withdrawal of any Commercial Mortgage Loan pursuant to a Beneficiary Request for Withdrawal or in connection with the sale, assignment or transfer of any Commercial Mortgage Loan.
(c)    (i)    In connection with the deposit of any Commercial Mortgage Loan into the Trust Account on the date of the closing of the transactions contemplated in the Reinsurance Agreement (the “Closing” and such date, the “Closing Date”): (A) the Beneficiary shall (x) deliver (or cause to be delivered) to the Trustee a complete and accurate set of the executed originals of related Loan Assignment Documents (other than Trailing Documents, only copies of executed originals of which will be delivered) together with a CML Assignment Document Certification from the Beneficiary, and (y) deliver to the Grantor copies of such Loan Assignment Documents. The Trustee shall provide a Custody Transmission to the Grantor and the Beneficiary with respect to every Commercial Mortgage Loan deposited in the Trust Account in connection with the Closing (X) within six (6) Business Days following the Trustee’s receipt of the Loan Assignment Documents in accordance with this Section 1.2(c)(i), (Y) on a monthly basis concurrently with the delivery of the Monthly Statement, and (Z) upon the written request of the Beneficiary or Grantor. For the avoidance of doubt, delivery of the Loan Assignment Documents in connection with the Closing shall be the Beneficiary’s responsibility.
(ii)    In connection with any subsequent deposit of any Commercial Mortgage Loan into the Trust Account after the Closing Date, (A) the Grantor shall (x) deliver (or cause to be delivered) to the Trustee a complete and accurate set of the executed originals of the related Loan Assignment Documents (other than Trailing Documents, only copies of executed originals of which will be delivered) together with a CML Assignment Document Certification, and (y) deliver to the Beneficiary copies of such Loan Assignment Documents. The Trustee shall provide a Custody Transmission to the Grantor and the Beneficiary with respect to every Commercial Mortgage Loan deposited in the Trust Account subsequent to the Closing (X) as promptly as possible, but in no event later than fifteen (15) Business Days after such receipt, (Y) on a monthly basis concurrently with the delivery of the Monthly Statement, and (Z) upon the written request of the Beneficiary or Grantor. For the avoidance of doubt, delivery of the Loan Assignment Documents subsequent to the Closing shall be the Grantor’s responsibility.
(iii)    Upon its receipt of the Loan Assignment Documents relating to any Commercial Mortgage Loan, Trustee shall compare the delivered Loan Assignment Documents to the related CML Assignment Document Certification and shall provide all related Custody Transmissions to the

Grantor and the Beneficiary within the time frames set forth in paragraphs (c)(i)(X) and (c)(ii)(X) above, as applicable, and if the Trustee shall determine that such documents do not substantially conform to the description of such documents specified in the CML Assignment Document Certification, delivered by the Grantor or the Beneficiary (as applicable) to the Trustee in respect of such Commercial Mortgage Loan, or if for any reason the Trustee is unable to confirm that the documents are as specified in such CML Assignment Document Certification, the Trustee shall identify such Commercial Mortgage Loan, as having an exception (an “Exception”) on the applicable Custody Transmission. With respect to any deposit of Commercial Mortgage Loans into the Trust Account, the Grantor, or the Beneficiary, as applicable, shall be solely responsible for delivering to the Trustee in a timely manner each and every Loan Assignment Document required for each Commercial Mortgage Loan deposited into the Trust, and for completing or correcting any missing, incomplete or inconsistent documents and the Trustee shall not be responsible or liable for taking any action to ensure the Grantor or Beneficiary has complied with its delivery obligation hereunder, causing any other Person to do so or notifying the Grantor that any such action has or has not been taken. A Commercial Mortgage Loan shall be deemed an Asset in the Trust Account only after the Trustee has delivered a completed Custody Transmission to the Beneficiary in respect of such Commercial Mortgage Loan, confirming that all originals of the executed Loan Assignment Documents or (solely with respect to Trailing Documents, copies thereof) have been received by the Trustee with no Exceptions, and if an Exception is noted by the Trustee on the Custody Transmission, only after all Exceptions have been addressed to the Trustee’s reasonable satisfaction and originals of the executed Loan Assignment Documents or (solely with respect to Trailing Documents, copies thereof) have been received by the Trustee.
(iv)    With respect to the Trailing Documents: (x) the Parties acknowledge that the Trailing Documents are not required for the initial deposit and acceptance of a Commercial Mortgage Loan in the Trust Account; (y) the Grantor covenants that, upon its receipt of a Trailing Document, it shall promptly provide such Trailing Document to the Trustee; and (z) in the event that the Trailing Documents with respect to any Commercial Mortgage Loan are not so provided within ninety (90) days following such initial deposit and acceptance, such Commercial Mortgage Loan shall cease to be an “Asset” for the purposes of this Agreement, in each case until all Trailing Documents are delivered to the Trustee.
(v)    Notwithstanding paragraphs (c)(i), (c)(ii) and (c)(iii) above, it is herein acknowledged that, in accepting a deposit of any Commercial Mortgage Loan into the Trust Account, the Trustee shall be under no duty or obligation to inspect, review or examine the actual content or substance of any related Loan Assignment Documents, any other loan document, security document or any other related document, instrument or agreement or to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. In no event shall the Trustee be responsible for the preparation of any Loan Assignment Documents, any other loan document, security document or any other instruments, agreements or documents relating to the Commercial Mortgage Loan or required for the deposit of the Commercial Mortgage Loan into the Trust Account or for the expenses of such preparation or any other costs related thereto, including any filing fees therefor.
(vi)    The Trustee’s administrative obligations hereunder in respect of the Commercial Mortgage Loans shall be limited to (x) the preparation and delivery of a Custody Transmission in respect of each Commercial Mortgage Loan, including notation of any Exceptions, and (y) the execution of instruments or other documents provided to it, including Trustee Loan Assignment Documents, and the Trustee shall take no action with respect to any Commercial Mortgage Loan or any Underlying Asset, except at the written direction of the Grantor or the Beneficiary, as applicable, or as otherwise permitted pursuant to this Agreement. Any compensation and expenses payable to any servicer under the Servicing Agreements shall be paid by the Grantor, and, if charged to and paid by the Trustee (it being understood that the Trustee has no obligation to pay any such amounts), shall be reimbursed as expenses of the Trustee by the Grantor in accordance with Section 9(a); provided that any such compensation and expenses may be payable out of assets in the Trust Account or Income Account.
With respect to any assignment and assumption agreement relating to a Commercial Mortgage Loan, the Trustee is hereby authorized and directed, not in its individual capacity but solely in its capacity as Trustee, to execute and deliver such assignment and assumption agreements presented to the Trustee for execution from time to time. To the extent that, under the assignment and assumption agreements, the Trustee as assignee has undertaken or assumed any obligations or made any representations, warranties or covenants, such obligations, representations, warranties or covenants shall not be those of the Trustee, but shall instead be those of the Grantor and the Grantor shall perform or cause to be performed all such obligations, representations, warranties or covenants.
(d)    The Grantor hereby represents, warrants and covenants (i) that any assets transferred by the Grantor to the Trustee for deposit to the Trust Account will be in such form that the Beneficiary whenever necessary may, and the Trustee upon direction by the Beneficiary may, negotiate any such assets without consent or signature from the Grantor or any Person in accordance with the terms of this Agreement; and (ii) that all assets delivered (or caused to be delivered) by the Grantor to the Trustee for deposit to the Trust Account will consist only of Eligible Investments at the time of such transfer. In furtherance of the foregoing, the Grantor shall take such actions that shall become necessary or appropriate to maintain the assignability of Commercial Mortgage Loans held in the Trust Account during the term of this Agreement, including but not limited to, obtaining any consents necessary to transfer any Commercial Mortgage Loans to or from the Trust Account. The Grantor hereby represents, warrants and covenants with the Beneficiary and the Trustee that any consents required to effect any sale, transfer or assignment with respect to any Commercial Mortgage Loan have been or will have been obtained prior to the deposit of such Commercial Mortgage Loan into the Trust Account. The Trustee shall have no responsibility whatsoever to determine at any time whether any Assets are or continue to be Eligible Investments.

Section 2.    Withdrawal of Assets from the Trust Account.

(a)    The Beneficiary shall have the right, at any time and from time to time, to withdraw from the Trust Account, upon notice to the Trustee in the form of a certificate and request for withdrawal substantially in the form of Exhibit A attached hereto (the “Beneficiary Request for Withdrawal”), signed by two (2) duly authorized officers of the Beneficiary, such Assets as are specified in such Beneficiary Request for Withdrawal. The Beneficiary shall simultaneously deliver a copy of such notice to the Grantor; provided, however, that the Trustee shall not be required to confirm delivery of such copy. Such withdrawal by the Beneficiary shall be made only in the circumstances permitted by Section 9.8(a) of the Reinsurance Agreement (the text of which section is set forth on Exhibit C to this Agreement) and then only in the amount permitted to be withdrawn pursuant to Section 9.8(a). The Beneficiary shall not submit the Beneficiary Request for Withdrawal except as permitted by the immediately preceding sentence. The Beneficiary shall acknowledge in writing receipt of any such Assets withdrawn from the Trust.
(b)    Upon receipt of a Beneficiary Request for Withdrawal in accordance with Section 2(a) above, the Trustee shall as soon as practicable, but in no event later than two (2) Business Days, take any and all steps necessary to transfer the Assets specified in such Beneficiary Request for Withdrawal, and shall deliver such Assets to or for the account of the Beneficiary or such designee as specified in such Beneficiary Request for Withdrawal; provided, however, that such transfer shall occur no later than two (2) Business Days following receipt of such request. The Trustee agrees to notify the Grantor of the occurrence of any such withdrawal by the Beneficiary within two (2) Business Days following such delivery. In addition, the Beneficiary agrees with Grantor that it shall provide a certificate to the Grantor in the form of Exhibit E attached hereto, certifying that the withdrawal has been made in accordance with Section 9.8(a) of the Reinsurance Agreement, within the two (2) Business Day period as required therein.
(c)    Without limiting the applicability of the foregoing, in connection with the withdrawal of any Commercial Mortgage Loan, the Beneficiary shall direct the Trustee in writing to, and the Trustee shall, in its capacity as Trustee and not in its individual capacity, date, as applicable, the Trustee Loan Assignment Documents to endorse and transfer the Commercial Mortgage Loan to the Beneficiary, and the Trustee shall reasonably cooperate with the Beneficiary in providing any information or documentation necessary to effect such assignment (to the extent such information or documentation exists and is in the possession or control of the Trustee). The Grantor hereby grants the Beneficiary a limited power of attorney to act on the behalf of the Grantor to the extent (and only to such extent) necessary to obtain the consents or approvals required to effect the transfer of any Commercial Mortgage Loan in connection with any withdrawal by the Beneficiary permitted hereunder, and the Grantor shall reasonably cooperate with the Beneficiary in providing any information or documentation necessary to effect such sale, transfer or assignment. In the event that the Beneficiary withdraws a Commercial Mortgage Loan from the Trust Account pursuant to this Agreement, then, unless otherwise agreed upon by the Grantor and the Beneficiary in writing with notice to the Trustee, only the entire whole Commercial Mortgage Loan (and not a portion thereof) or the entire participation interest in a Commercial Mortgage Loan then in the Trust Account may be assigned or transferred to the Beneficiary.
(d)    (1)    Unless and until a Notice of Exclusive Control is given to the Trustee pursuant to Section 11, the Grantor may, at any time and from time to time, withdraw from the Trust Account, after providing written notice to the Trustee. Grantor may make such request using the form of certificate and request for withdrawal substantially in the form of Exhibit B attached hereto (the “Grantor Request for Withdrawal”), signed by duly authorized officers of the Grantor, and specifying such Assets Grantor intends to withdraw. Such withdrawal by the Grantor may be made only pursuant to Section 9.6 of the Reinsurance Agreement (the text of which section is set forth on Exhibit C to this Agreement).
(2)    The Grantor shall acknowledge in writing receipt of any such Assets withdrawn from the Trust.
(e)    Upon receipt of a Grantor Request for Withdrawal in accordance with Section 2(d) above, the Trustee shall take any and all steps necessary to transfer the Assets specified in such Grantor Request for Withdrawal, and shall deliver such Assets to or for the account of the Grantor or such designee as specified in such Grantor Request for Withdrawal (i) no later than two (2) Business Days following receipt of such request, if (A) such request is in respect of any withdrawal and transfer of cash in connection with the payment by the Grantor of an amount specified in a Monthly Reinsurance Settlement Report and (B) the conditions in clauses (x) and (a) through (c) in Section 9.6 of the Reinsurance Agreement are all met or (ii) on the fifth Business Day following the date of such Grantor Request for Withdrawal, in respect of all other requests made pursuant to Section 9.6 of the Reinsurance Agreement unless Beneficiary shall have objected to such withdrawal in writing within such five (5) Business Day period. The Trustee shall provide notice to the Beneficiary of the withdrawal within two (2) Business Days following such delivery. In addition, in respect of a withdrawal pursuant to clause (i) of this Section 2(e), the Grantor shall provide a certificate to the Beneficiary in the form of Exhibit D attached hereto, certifying that such withdrawal has been made in accordance with Section 9.6 of the Reinsurance Agreement, within such two (2) Business Day period.
(f)    Without limiting the applicability of the foregoing, in the event that the Grantor makes a demand to the Trustee to withdraw a Commercial Mortgage Loan held in the Trust Account under this Section 2, then only the entire whole Commercial Mortgage Loan (and not a portion thereof) or the entire participation interest in a Commercial Mortgage Loan may be withdrawn by the Grantor; provided, further, that in connection with any withdrawal of any Commercial Mortgage Loan hereunder, the Grantor or the applicable investment manager shall (A) direct the Trustee in writing to, and the Trustee shall, execute and return the Trustee Loan Assignment Documents to the Grantor and (B) obtain any consents required to effect such sale, transfer or assignment, and the Trustee shall reasonably cooperate with the Grantor or the investment manager in providing any information or documentation necessary to effect such withdrawal (to the extent such information or documentation exists and is in the possession or control of the Trustee); provided that, for the avoidance of doubt, the Grantor shall be permitted to release single assets from the Commercial Mortgage Loans encumbering multiple assets by payment of the applicable release price, as confirmed by the Grantor and Beneficiary, received thereunder to the Trustee (e.g., release of a single condo unit in a condominium encumbered by the Commercial Mortgage Loan).
(g)    In the event of any dispute between, or conflicting claims by or between, the Grantor and the Beneficiary concerning the right of the Grantor or the Beneficiary to initiate a withdrawal of Assets pursuant to this Section 2, the Trustee shall, notwithstanding such dispute or conflicting claims, promptly, and without further inquiry, comply with the terms of any Beneficiary Request for Withdrawal or Grantor Request for Withdrawal (collectively a “Withdrawal Notice”) received by it in accordance with this Agreement, provided, however, that the Trustee shall not be or become liable in any way to the Grantor or the Beneficiary for complying with such Withdrawal Notice and the Trustee shall be fully and completely indemnified in accordance with the provisions of Section 9 hereof.
(h)    The Trustee shall enable the Beneficiary to view each deposit to, or withdrawal from, the Trust Account by providing the Beneficiary access to the Trustee’s online portal with respect to the Trust Account.
(i)    Subject to Section 1(b) and Section 4, in the absence of a Beneficiary Request for Withdrawal or a Grantor Request for Withdrawal, the Trustee shall allow no substitution or withdrawal of any Asset from the Trust Account.
Section 3.    Application of Assets.
(a)    The Beneficiary shall be permitted to withdraw Assets from the Trust Account only for the purposes of satisfying obligations of the Grantor under Section 9.8(a) of the Reinsurance Agreement that have not been satisfied within five (5) Business Days after a demand therefor by the Beneficiary.
(b)    The Trustee shall have no responsibility whatsoever to determine that any Assets withdrawn from the Trust Account pursuant to Section 2 of this Agreement will be used and applied in the manner contemplated by paragraph (a) of this Section 3.
Section 4.     Redemption, Investment and Substitution of Assets.
(a)    The Trustee shall surrender for payment all maturing Assets and all Assets called for redemption, and deposit the principal amount of the proceeds of any such payment to the Trust Account.
(b)    The Grantor may retain (and pay the service fees of) one or more professional asset managers (each, an “Asset Manager”) to manage and make investment decisions with regard to the Assets held by the Trustee in the Trust Account, including any sub-accounts thereunder. The initial Asset Managers shall be Hartford Investment Management Company and the Grantor. The Grantor shall cause the Asset Managers to comply with the investment guidelines attached hereto as Exhibit F (the “Investment Guidelines”), which sets forth the division of duties between such parties with respect to making investment decisions, including what instructions such parties may provide to the Trustee. From time to time, at the written order and direction of the Grantor or any Asset Manager (with respect to the Assets managed by such Asset Manager), the Trustee shall invest Assets in the Trust Account in Eligible Investments.
(c)    From time to time and in accordance with Section 9.7 of the Reinsurance Agreement (the text of which section is set forth on Exhibit C to this Agreement), the Grantor or any Asset Manager (with respect to the Assets managed by such Asset Manager) may provide notice to the Trustee and the Beneficiary of its desire to substitute specified Assets in the Trust Account with Eligible Investments having an aggregate Book Value greater than or equal to the aggregate Book Value of such Assets being replaced and having an aggregate fair market value greater than or equal to the aggregate fair market value of such Assets being replaced, so long as following such substitution all assets in the Trust Account are Eligible Investments. Such notice of substitution shall be substantially in the form of Exhibit G, attached, and shall specify by CUSIP the specific assets to be deposited in, and withdrawn from, the Trust Account, and shall contain a certification to the Trustee and the Beneficiary that the assets to be deposited in the Trust Account are Eligible Investments. Five (5) Business Days after receipt of such notice from the Grantor or any Asset Manager by the Trustee, the Trustee shall distribute the specified assets to the Grantor or applicable Asset Manager upon receipt of the specified assets from the Grantor or the applicable Asset Manager. The Trustee shall have no responsibility whatsoever to determine the aggregate Book Value of such substituted Assets or that such substituted Assets constitute Eligible Investments.
(d)    All investments and substitutions of securities referred to in Section 4(b) and Section 4(c) above shall be in compliance with the definition of “Eligible Investments” in Section 14 of this Trust Agreement. Any instruction or order concerning such investments or substitutions of securities shall be referred to herein as an “Investment Order”. The Trustee shall execute Investment Orders and settle securities transactions by itself or by means of an agent or broker. The Trustee shall not be responsible for any act or omission, or for the solvency, of any such agent or broker.
(e)    Any investment orders related to the sale, transfer or assignment of any Commercial Mortgage Loan (other than in connection with a substitution or exchange covered under Section 4(c) or Section 4(j)) shall only be effected by the Grantor or the applicable investment manager in accordance with Section 12(a).
(f)    When the Trustee is directed to deliver Assets against payment, delivery will be made in accordance with generally accepted market practice.
(g)    Any loss incurred from any investment pursuant to the terms of this Section 4 shall be borne exclusively by the Trust Account.
(h)    All items of income, gain, expense and loss recognized in the Trust Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Grantor.
(i)    Without limiting the applicability of the foregoing and subject to the Reinsurance Agreement, with respect to the Commercial Mortgage Loans, in the substitution notice to the Trustee, the Grantor or the applicable investment manager shall (1) direct the Trustee in writing to, and the Trustee shall, in its capacity as Trustee and not in its individual capacity, execute and deliver to the Grantor, the Trustee Loan Assignment Documents, for the Commercial Mortgage Loan being replaced, and (2) obtain any consents required to effect such substitution, and the Trustee shall reasonably cooperate with the Grantor or the investment manager in providing any information or documentation necessary to effect such substitution (to the extent such information or documentation exists and is in the possession or control of the Trustee). The Grantor may from time to time designate a third party in the substitution notice to whom the Trustee Loan Assignment Documents, including the original Note and the Loan Assignment Allonge or the Participation Certificate, as applicable shall be delivered.
(j)    Subject to the Reinsurance Agreement and the provisions of this Section 4(j), the Grantor shall also have the right, at any time and from time to time, to withdraw from the Trust Account, subject only to three (3) Business Days’ prior written notice from the Grantor to the Trustee and the Beneficiary in the form attached hereto as Exhibit H (a “Grantor Servicing Notice”), such Commercial Mortgage Loan or Commercial Mortgage Loans as are specified in such Grantor Servicing Notice, which notice shall include a certification by the Grantor to the Trustee and the Beneficiary that the withdrawal of the Commercial Mortgage Loan or Commercial Mortgage Loans is required in connection with (i) the pay-off of any Commercial Mortgage Loan, (ii) the sale of a Commercial Mortgage Loan by the Grantor or (iii) the modification, servicing, restructuring, foreclosure, deed-in-lieu or other liquidation of any Commercial Mortgage Loan. In the Grantor Servicing Notice delivered in connection with any withdrawal of any Commercial Mortgage Loan pursuant to this Section 4(j), the Grantor or the applicable investment manager shall (1) direct the Trustee in writing to, and the Trustee shall, in its capacity as Trustee and not in its individual capacity, execute and deliver to the Grantor, the Trustee Loan Assignment Documents, and (2) obtain any consents required to effect such withdrawal, and the Trustee shall reasonably cooperate with the Grantor or the investment manager in providing any information or documentation necessary to effect such withdrawal (to the extent such information or documentation exists and is in the possession or control of the Trustee). The Grantor may from time to time designate a third party in a Grantor Servicing Notice to whom the Trustee Loan Assignment Documents, including the original Note and the Loan Assignment Allonge or the Participation Certificate, as applicable shall be delivered. The Grantor Servicing Notice shall include a certification that, as applicable, (A) the proceeds from a transaction of the type described in clause (i) or (ii) of the first sentence of this Section 4(j) will be paid into the Trust Account within three (3) Business Days; or (B) in the case of clause (iii) of the first sentence of this Section 4(j), that any net cash proceeds from such foreclosure sale or liquidation shall be paid into the Trust Account within three (3) Business Days. For avoidance of doubt, in the event that the Grantor comes into possession of any cash proceeds, the Grantor acknowledges and agrees (i) that it holds such proceeds in trust for the benefit of the Beneficiary, and (ii) that it will transfer such proceeds to the Trust Account as soon as reasonably practical following receipt by the Grantor, except in each case, to the extent that it has previously deposited other Assets into the Trust Account to replace some or all of the value of the withdrawn Commercial Mortgage Loan. The withdrawal of a Commercial Mortgage Loan pursuant to this Section 4(j) shall reduce the Book Value or fair market value, as applicable, of the Assets in the Trust Account by the value of the asset so withdrawn in the event the Grantor does not deposit such cash proceeds, and/or other Assets (which may include a modified or restructured Commercial Mortgage Loan with a Book Value or fair market value, as applicable, at least equal to the value of such withdrawn Commercial Mortgage Loans), within three (3) Business Days following such withdrawal. For the avoidance of doubt, in no event shall real estate owned resulting from any such foreclosure, deed-in-lieu or other liquidation be deposited into the Trust Account. Notwithstanding anything herein to the contrary, at no time shall the value of any Commercial Mortgage Loans “in transit” (i.e., such Commercial Mortgage Loan is withdrawn from the Trust Account for one of the purposes set forth in clause (i) through (iii) of this Section 4(j) without simultaneously being replaced with Eligible Investments with the same value) under this Section 4(j) exceed $50 million. The Grantor shall not be required to present any other statement or document in addition to a Grantor Servicing Notice in order to withdraw any Commercial Mortgage Loan, and the Grantor shall acknowledge receipt of any Commercial Mortgage Loans, withdrawn from the Trust Account upon request by the Trustee. The Trustee shall have no liability or responsibility to verify or determine the occurrence of any event or condition giving rise to the Grantor’s right to withdraw Commercial Mortgage Loans from the Trust Account pursuant to a Grantor Servicing Notice or to monitor the Grantor’s compliance with its obligation to deposit proceeds of any withdrawn Asset, and the Trustee shall be fully protected in relying conclusively on the Grantor Servicing Notice.
Section 5.    The Income Account. (a) All payments of interest, dividends and other income in respect to Assets in the Trust Account (it being agreed that with respect to Commercial Mortgage Loans, such amounts shall be deposited in the Income Account after retention by the related servicer of required escrows and reserves to the extent contemplated pursuant to the terms of the applicable loan agreement and the Servicing Agreement) shall be the property of the Grantor and shall be deposited by the Trustee subject to deduction of the Trustee’s compensation and expenses as provided in Section 9 of this Agreement, in a separate income column of custody ledger (the “Income Account”) established and maintained by the Grantor at an office of the Trustee. The Grantor, upon written notice to the Trustee, may withdraw amounts from the Income Account at any time and from time to time. Any interest, dividend or other income automatically posted and credited on the payment date to the Income Account which is not subsequently received by the Trustee shall be reimbursed by the Grantor to the Trustee and the Trustee may debit the Income Account for this purpose.
(b)    To the extent received from a servicer under any Servicing Agreements the Grantor shall deliver (i) to the Trustee monthly remittance reports that detail the payments of Net Collections, interest and other income received in respect of each of the Commercial Mortgage Loans, and (ii) in accordance with the applicable Servicing Agreement(s) for deposit into the Trust Account, all Net Collections generated by Commercial Mortgage Loans in the Trust Account, it being agreed that Grantor may satisfy such obligations by causing servicer to deliver such reports and amounts directly to the Trustee. To the extent that the Trustee receives in the Trust Account such income together with principal in a single payment, the Trustee shall, in accordance with the information contained in the monthly remittance reports to be delivered by or on behalf of the Grantor as provided below, allocate such income to the Income Account. For the avoidance of doubt, no principal payments on any of the Commercial Mortgage Loans shall be deposited into the Income Account.
Section 6.    Right to Vote Assets. Whenever there are voluntary rights that may be exercised or alternate courses of action that may be taken by reason of the Grantor’s ownership of Eligible Investments, the Grantor or its designee shall be responsible for making any decisions relating thereto and for directing the Trustee to act. The Trustee shall notify the Grantor or its designee of rights or discretionary actions with respect to Eligible Investments as promptly as practicable under the circumstances, provided that the Trustee has actually received notice of such right or discretionary corporate action from the relevant depository, etc. Absent actual receipt of such notice, the Trustee shall have no liability for failing to so notify the Grantor or its designee. Absent the Trustee’s timely receipt of instructions, the Trustee shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Eligible Investments.
Section 7.    Additional Rights and Duties of the Trustee.
(a)    Before accepting any Asset for deposit to the Trust Account, the Trustee shall determine that such Asset is in such form that the Beneficiary whenever necessary may, or the Trustee upon direction by the Beneficiary will, negotiate such Asset without consent or signature from the Grantor or any Person or entity other than the Trustee in accordance with the terms of this Trust Agreement.
(b)    The Trustee shall be under no obligation to determine whether or not any instructions given by the Grantor and Beneficiary are contrary to any provision of law. It is understood and agreed that the Trustee’s duties are solely those set forth herein and that the Trustee shall have no duty to take any other action unless specifically agreed to by the Trustee in writing. Without limiting the generality of the foregoing, the Trustee shall not have any duty to advise, manage, supervise or make recommendations with respect to the purchase, retention or sale of Assets with respect to any Assets in the Trust Account as to which a default in the payment of principal or interest has occurred or to be responsible for the consequences of insolvency or the legal inability of any broker, dealer, bank or other agent employed by the Grantor or Trustee with respect to the Assets. The Trustee agrees to use reasonable efforts to advise the Grantor and the Beneficiary of the occurrence of any default with respect to securities held in trust hereunder to the extent that it has received notice of same.
(c)    The Trustee shall accept and open all mail directed to the Grantor or the Beneficiary in care of the Trustee.
(d)    The Trustee shall have no responsibility whatsoever to determine that any Assets in the Trust Account are or continue to be Eligible Investments or to determine the value of any Asset.
(e)    The Trustee shall furnish to the Grantor and the Beneficiary a statement (the “Asset Statement”), containing (i) a description of all of the Assets in the Trust Account and (ii) information pertaining to all deposits, withdrawals and substitutions made during the statement period, upon the inception of the Trust Account and at the end of each calendar month thereafter; provided, however, the Asset Statement shall not include any other information regarding Commercial Mortgage Loans or Bank Loans (which shall be reported on the applicable Custody Transmission). The Asset Statement shall be delivered within five (5) Business Days following the end of each such calendar month. The Asset Statement to be delivered pursuant to this Section 7(e) shall be deemed delivered by the Trustee to the Grantor and the Beneficiary to the extent that prior to the end of such calendar month, the Grantor and the Beneficiary, as the case may be, had requested and been given access to the Trustee’s automated data system affording on-line access to Trust Account information and such information is posted by the Trustee on such system within the relevant period.

(f)    The Trustee shall keep full and complete records of the administration of the Trust Account in accordance with all applicable law. Upon the request of the Grantor or the Beneficiary, the Trustee shall promptly permit the Grantor or the Beneficiary, their respective agents, employees, independent auditors and regulatory authorities to examine, audit, excerpt, transcribe and copy, during the Trustee’s normal business hours, any books, documents, papers and records relating to the Trust Account or the Assets.
(g)    (1) Unless otherwise provided in this Trust Agreement, the Trustee is authorized to follow and rely upon all instructions given by officers named in incumbency certificates furnished to the Trustee from time to time by the Grantor, any relevant Asset Manager and the Beneficiary, respectively, and by attorneys-in-fact acting under written authority furnished to the Trustee by the Grantor or the Beneficiary, including, without limitation, instructions given by letter, facsimile transmission or electronic media, if the Trustee reasonably believes such instructions to be genuine and to have been signed, sent or presented by the proper party or parties. The Trustee shall not incur any liability to anyone resulting from actions taken by the Trustee in reliance in good faith on such instructions. The Trustee shall not incur any liability in executing instructions (i) from any attorney-in-fact prior to receipt by it of notice of the revocation of the written authority of the attorney-in-fact or (ii) from any officer of the Grantor or the Beneficiary named in an incumbency certificate delivered hereunder prior to receipt by it of a more current certificate. Each of the Grantor and the Beneficiary acknowledges and agrees that it is fully informed of the protections and risks associated with the various methods of transmitting instructions to the Trustee, and that there may be more secure methods of transmitting instructions than the method selected by the sender. Each of the Grantor and the Beneficiary agrees that the security procedures, if any, to be followed in connection with a transmission of instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.
(2)    Funds Transfers. With respect to any “funds transfer,” as defined in Article 4-A of the Uniform Commercial Code, the following security procedure will apply: payment instruction of the Grantor or the Beneficiary, as the case may be, is to include the name and (in the case of a facsimile) signature of the Person initiating the funds transfer request. If the name is listed as an Authorized Person on the relevant account, the Trustee will confirm the instructions by telephone call to any Person listed as an Authorized Person on the account, who may be the same Person who initiated the instruction. When calling back, the Trustee will request from the staff member of the Grantor or the Beneficiary, as the case may be, his or her name. If the name is listed in the Trustee’s records as an Authorized Person, the Trustee will confirm the instructions with respect to amount, names and numbers of accounts to be charged or credited and other relevant reference information. Where the Agreement contemplates joint payment instructions from the Grantor and Beneficiary, the Trustee shall call back both the Grantor and Beneficiary. Each of the Grantor and Beneficiary acknowledges that Trustee has offered such Grantor and Beneficiary other security procedures that are more secure and are commercially reasonable for such Grantor and Beneficiary, and that such Grantor and Beneficiary has nonetheless chosen the procedure described in this paragraph. Each of the Grantor and the Beneficiary agrees to be bound by any payment order issued in its name, whether or not authorized that is accepted by the Trustee in accordance with the above procedures. When instructed to credit or pay a party by both name and a unique numeric or alpha-numeric identifier (e.g. ABA number or account number), the Trustee, and any other bank participating in the funds transfer, may rely solely on the unique identifier, even if it identifies a party different than the party named. This applies to beneficiaries as well as any intermediary bank. Each of the Grantor and Beneficiary agrees to be bound by the rules of any funds transfer network used in connection with any payment order accepted by the Trustee hereunder. The Trustee shall not be obliged to make any payment or otherwise to act on any instruction notified to it under this Agreement if it is unable to validate the authenticity of the request by telephoning an Authorized Person who has not executed the relevant request or instruction of the relevant Grantor and Beneficiary. Payment or otherwise to act on any instruction by Authorized Person of the relevant Grantor and Beneficiary will be made by the Trustee within three (3) Business Days after Trustee’s verification of instructions as set forth above. A “Business Day” shall mean any day on which banks in the State of New York, the Commonwealth of Massachusetts and the State of Connecticut are open for business.

Notwithstanding any revocation, cancellation or amendment of this authorization, any action taken by the Trustee pursuant to this authorization prior to the Trustee’s actual receipt and acknowledgement of a notice of revocation, cancellation or amendment shall not be affected by such notice.
(h)    The duties and obligations of the Trustee shall only be such as are specifically set forth in this Trust Agreement, as it may from time to time be amended, and no implied duties or obligations shall be read into this Trust Agreement against the Trustee.
(i)    No provision of this Trust Agreement shall require the Trustee to take any action which, in the Trustee’s reasonable judgment, would result in any violation of this Trust Agreement or any provision of law.
(j)    The Trustee may confer with counsel of its own choice in relation to matters arising under this Trust Agreement and shall have full and complete authorization from the other Parties for any action taken or suffered by it under this Trust Agreement or in respect of any transaction contemplated hereby in good faith and in accordance with the advice or opinion of such counsel.
(k)    The Trustee shall not be liable hereunder except for its own negligence, willful misconduct or lack of good faith. Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee, be liable under or in connection with this Agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if the Trustee has been advised of the possibility thereof and regardless of the form of action in which such damages are sought. The Trustee shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder to the extent solely by reason of any occurrence beyond the control of Trustee, including, but not limited to, any act or provision of any present or future law or regulation or governmental authority, any act of God or war or terrorism, accidents, labor disputes, loss or malfunction of utilities or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility. Nothing contained in any contract between Trustee and any entity authorized to hold Assets, as defined herein, shall diminish or otherwise alter the liability of Trustee to the Grantor or Beneficiary as set forth and in accordance with the terms herein. The provisions of this paragraph shall not affect the burden of proof under applicable law with respect to the assertions of liability in any claim, action or dispute alleging any breach of or failure to observe such standard of care.
(l)    The Trustee shall not be responsible for the existence, genuineness or value of any of the Assets, for the validity, perfection, priority or enforceability of the liens or any security interest in or with respect to any of the Assets, for the validity of title to the Assets, for insuring the Assets, for the payment of taxes, charges, assessments or liens upon or with respect to the Assets, for any obligations under any agreements or other documents evidencing or related to any of the Assets (other than this Trust Agreement), or for the compliance of the Assets with any laws. The Trustee shall have no responsibility for the recording, filing or registration (or for the rerecording, refiling or reregistration) of any instrument or notice, including any financing or continuation statement or any tax or securities form, at any time in any public office or elsewhere for the purpose of perfecting, maintaining the perfection of or otherwise making effective any lien or any security interest upon, in or with respect to any of the Assets.
(m)    The Trustee shall have no responsibility to determine whether any Commercial Mortgage Loans are negotiable, transferable or assignable, as applicable, and shall have no liability (i) to the extent that the Loan Assignment Documents and other instruments or documents provided to the Trustee are not sufficient to effect the transfer, sale or assignment, as applicable, of any Commercial Mortgage Loan upon the execution and delivery thereof by the Trustee as provided herein or (ii) to the extent that there is a failure in the withdrawal of a Commercial Mortgage Loan specified in a Beneficiary Request for Withdrawal by the Beneficiary as a result of the Grantor’s or applicable investment manager’s sale or transfer of such Commercial Mortgage Loan.
(n)    The Grantor and the Beneficiary acknowledge and agree that (i) the Trustee shall have no liability under this Agreement for any action or omission of any of the parties to any Servicing Agreement or any other agreement (related to the Commercial Mortgage Loans or Bank Loans) taken pursuant to such agreements, including with respect to any Commercial Mortgage Loan or Bank Loan at any time during which such Commercial Mortgage Loan is under the care, custody, possession or control of any of the parties to any Servicing Agreement or any other agreement (related to the Commercial Mortgage Loans or Bank Loans) or any of their respective other depositories, subcustodians, other agents or nominees (and none of such other entities or persons shall be considered to be the depositories, subcustodians, agents or nominees of the Trustee), (ii) the performance by the Trustee of any of its obligations under this Agreement may be delayed, limited or otherwise affected by the actions or omissions of any of the parties to any Servicing Agreement or any other agreement (related to the Commercial Mortgage Loans or Bank Loans) or as a result of such Commercial Mortgage Loan or Bank Loan being subject to any Servicing Agreement, and (iii) the Trustee shall have no liability under this Agreement as a result of the Trustee’s failure to perform any of its obligations under this Agreement as a result of the actions or omissions of any of the parties to any Servicing Agreement or any other agreement (related to the Commercial Mortgage Loans or Bank Loans) that cause such failure or as a result of obligations under any Servicing Agreement or any other agreement (related to the Commercial Mortgage Loans or Bank Loans). In no event will the Trustee be required to perform or assume any duties of any party under any Servicing Agreement.
(o)    The Trustee shall not foreclose on, direct or consent to the foreclosure of, any Underlying Asset or take title to such Underlying Asset by deed-in-lieu of foreclosure or other means except that, in connection with the Grantor, servicer or the Beneficiary taking such action, the Trustee shall execute such documents, in its capacity as Trustee and not in its individual capacity, provided to it and take such other action as may be reasonably required, in accordance with instructions from the Grantor or the Beneficiary provided pursuant to the terms hereof.
(p)    Any notice or correspondence received by the Trustee from any Person in respect of any Commercial Mortgage Loan shall be promptly forwarded to the Grantor and, if such notice did not come to the Trustee from the Beneficiary, to the Beneficiary, pursuant to the notice provisions contained in this Agreement, and, unless the Grantor provides written instructions to the Trustee in accordance with terms of this Agreement, the Trustee shall take no other action with respect to any such notice or correspondence (other than such action explicitly required under this Agreement, including the provision of a Beneficiary Request for Withdrawal under Section 2(a)), and the Trustee shall not be liable for failure to take any action relating thereto.
(q)    The Trustee may deposit any Assets in the Trust Account in a book-entry account maintained at the Federal Reserve Bank of New York or in depositories such as the Depository Trust Company. The Trustee shall have no liability whatsoever for the action or inaction of any depository or for any Losses resulting from the maintenance of such Assets with a depository. Assets may be held in the name of a nominee maintained by the Trustee or by any such depository. The Trustee shall have no responsibility whatsoever to determine whether any Assets are or continue to be Eligible Investments or for the determination of the value of any Assets.
(r)    The Trustee shall not be required to risk or expend its own funds in performing its obligations under this Agreement.
(s)    Notwithstanding references to the Reinsurance Agreement in this Agreement, it is acknowledged and agreed that the Trustee has no interest in, and no duty, responsibility or obligation with respect to, the Reinsurance Agreement (including without limitation, no duty, responsibility or obligation to monitor the Grantor’s or the Beneficiary’s compliance with the Reinsurance Agreement.
(t)    The Trustee shall set up online access to the Trust Account and shall provide each of the Grantor and the Beneficiary with the appropriate access information.

Section 8.    Representations, Warranties and Covenants of the Trustee. The Trustee represents, warrants and covenants to the Grantor and Beneficiary that:
(a)    The Trustee is a Qualified United States Financial Institution;
(b)    In the ordinary course of its business, the Trustee maintains securities accounts for others and is acting in that capacity in this Trust Agreement;
(c)    The Trust Account is and at all times shall be maintained at an office of the Trustee in the United States of America;
(d)    The Trustee is not an Affiliate of the Grantor or the Beneficiary.
Section 9.    The Trustee’s Compensation; Expenses.
(a)    The Grantor shall pay the Trustee, as compensation for its services under this Trust Agreement, a fee computed at rates agreed to between the Trustee and the Grantor. The Grantor shall pay or reimburse the Trustee for all of the Trustee’s expenses and disbursements in connection with its duties under this Trust Agreement (including reasonable attorney’s fees and expenses), except any such expense or disbursement as may arise from the Trustee’s negligence, willful misconduct, lack of good faith or failure to administer the Trust Account in accordance with the terms of this Trust Agreement if such failure is the result of the Trustee’s negligence, willful misconduct or lack of good faith. The Grantor hereby agrees to indemnify the Trustee for, and hold it harmless against, any Losses howsoever arising in connection with this Trust Agreement or the Trustee’s performance of its obligations in accordance with the provisions of this Trust Agreement including but not limited to any Losses incurred by the Trustee in connection with its successful defense, in whole or part, of any claim of negligence, willful misconduct or lack of good faith on its part or Losses arising out of or in connection with the status of the Trustee and its nominee as the holder of record of the Assets, provided, however, that the Trustee shall not be indemnified with respect to Losses caused by the Trustee’s own negligence, willful misconduct or lack of good faith. The Grantor hereby acknowledges that the foregoing indemnities and payment and reimbursement obligations shall survive the resignation or discharge of the Trustee or the termination of this Agreement.
(b)    The Grantor hereby agrees to indemnify the Trustee for, and hold it harmless against, any Losses or Environmental Damages sustained or incurred by or asserted against the Trustee by reason of or as a result of any action or inaction, or arising out of the Trustee’s performance hereunder, including, without limitation, reasonable attorneys’ and accountants’ fees and expenses incurred by the Trustee in a successful defense of claims by the Grantor or the Beneficiary; provided, however, that the Grantor shall not indemnify the Trustee for those Losses or Environmental Damages arising out of the Trustee’s negligence, willful misconduct or lack of good faith. This indemnity shall be a continuing obligation of the Grantor, its successors and assigns, notwithstanding the termination of this Agreement.
(c)    The Beneficiary hereby agrees to indemnify the Trustee for, and hold it harmless against, any and all Losses which are sustained by the Trustee by reason of or as a result of any action taken or omitted by the Trustee pursuant to the Beneficiary’s written instructions or notices required or permitted to be given to the Trustee by the Beneficiary hereunder. Notwithstanding the foregoing, the Beneficiary shall not indemnify the Trustee for those Losses caused by the Trustee’s negligence, willful misconduct or lack of good faith. This indemnity shall be a continuing obligation of the Beneficiary and its successors and assigns, notwithstanding the termination of this Agreement.
(d)    If the Grantor is required to pay any amounts to the Trustee pursuant to paragraphs 9(a) or 9(b) above for which the Beneficiary is liable under paragraph 9(c), then the Beneficiary shall, upon demand by the Grantor, promptly reimburse the Grantor for all such amounts. If the Beneficiary is required to pay any amounts to the Trustee pursuant to paragraph 9(c) above for which the Grantor is liable under paragraphs 9(a) or 9(b), then the Grantor shall, upon demand by the Beneficiary, promptly reimburse the Beneficiary for all such amounts.
(e)    No Assets shall be withdrawn from the Trust Account or used in any manner for paying compensation to, or reimbursement or indemnification of, the Trustee; provided, however, that the Grantor and Beneficiary hereby grant the Trustee a lien, right of set-off and security interest in the funds in the Income Account for the payment of any claim for compensation, reimbursement or indemnity hereunder.
Section 10.    Resignation or Removal of the Trustee.
(a)    The Trustee may resign at any time upon delivery of a written notice thereof to the Beneficiary and to the Grantor effective not less than 90 days after receipt by the Beneficiary and the Grantor of such notice. The Trustee may be removed by prior written notice executed by both the Grantor and Beneficiary. No such resignation or removal shall become effective until a successor Trustee has been appointed and approved by both the Beneficiary and the Grantor and all Assets in the Trust Account have been duly transferred to the successor Trustee in accordance with paragraph (b) of this Section 10. In the event of the Trustee’s resignation or removal, it agrees to provide reasonable assistance in transferring the Assets to any successor Trustee, including executing instruments of conveyance and providing necessary information; provided, however, that the Trustee is assured to its satisfaction, that it will be reimbursed by the Grantor for any cost or expense that it may incur by reason of taking or continuing to take any such action.
(b)    Upon receipt by the proper Parties of the Trustee’s notice of resignation or the Grantor’s and Beneficiary’s notice of removal, the Grantor and the Beneficiary shall appoint a successor Trustee. Any successor Trustee shall be a bank that is a member of the Federal Reserve System and a Qualified United States Financial Institution, and shall not be an Affiliate of the Grantor or the Beneficiary. Upon the acceptance of the appointment as Trustee hereunder by a successor Trustee and the transfer to such successor Trustee of all Assets in the Trust Account, the resignation or removal of the Trustee shall become effective. Thereupon, such successor Trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Trustee, and the resigning or removed Trustee shall be discharged from any future duties and obligations under this Trust Agreement, but the resigning or removed Trustee shall continue after such resignation or removal to be entitled to the benefits of the indemnities provided herein for the Trustee.
Section 11.    Security Interest in the Assets in the Trust Account.
(a)    Security Interest. The Grantor and the Beneficiary intend that the Trustee, in its capacity as Trustee, is and at all times shall be the registered owner of and holder of legal title to the Trust Account and the Assets. However, to the extent that a court of competent jurisdiction should determine that (1) the Trustee is not the owner of the Trust Account and the Assets, (2) the Trust is not valid, or (3) the transfer of the Assets by the Grantor to the Trust Account is not effective or does not otherwise transfer to the Trust all of the Grantor’s right, title and interest to the Assets, then as further provided in this Section 11 and without any intent to vitiate the creation of an effective trust, the Trust Account shall be deemed to be a “securities account” (within the meaning of Section 8-501(a) of the Uniform Commercial Code as in effect in the State of New York (the “NY UCC”)). All Eligible Investments and other Assets (as defined below) delivered to the Trustee shall be credited to the Trust Account and shall be treated as “financial assets” within the meaning of Section 8-102(a)(9) of the NY UCC.
(b)    The Grantor hereby grants and transfers to the Beneficiary, for the purposes set forth herein, a first priority perfected security interest in, and pledges and assigns to the Beneficiary, all of the Grantor’s right, title and interest in, to and under, whether now existing or hereafter acquired or arising, (i) the Trust Account and all cash and other financial assets credited thereto from time to time including, without limitation, the Assets, and all security entitlements arising therefrom, (ii) all investment property, securities, investments, instruments, cash, mortgage notes and all participation interests in mortgage notes, funds, deposit accounts, general intangibles, accounts, receivables, chattel paper, letter-of-credit rights, documents, goods, real property and all other assets (a) held in or credited to the Trust Account, (b) otherwise conveyed to the Trustee by the Grantor pursuant to this Trust Agreement or (c) purporting to be part of the Assets, and (iii) all proceeds, supporting obligations and all security interests, mortgages or other liens securing any of the foregoing (collectively, the “Collateral”), solely to secure the obligations of the Grantor under the Reinsurance Agreement to the Beneficiary and agrees that this Trust Agreement shall constitute a security agreement under all laws, published rules, statutes, regulations, policies and codes and judgments, injunctions, orders, decrees, licenses, permits and all other requirements of governmental entities applicable to the Person, place and situation in question. In furtherance of the preceding sentence, the Trustee acknowledges that all Collateral conveyed to the Trustee is held for the benefit of the Beneficiary for purposes of the security interest granted hereunder and that the Beneficiary shall have “control” (as such term is defined in Articles 8 and 9 of the NY UCC) of the Collateral. All terms used in this Section 11(a) and not otherwise defined shall have the meaning ascribed to such terms in the NY UCC. In addition, the Grantor hereby (i) authorizes the Beneficiary to file any and all UCC financing statements with respect to the Collateral that are reasonably deemed necessary by the Beneficiary in order to perfect such security interest in the Collateral.

The parties understand and agree that the Trustee is a “securities intermediary” within the meaning of Section 8-102(a)(14) of the NY UCC with respect to the Trust Account and all such financial assets held therein, except with respect to any cash so credited, and in respect of any such cash, the Trust Account shall be deemed to be a “deposit account” (as defined in Section 9-102(a)(29) of the NY UCC) to the extent a security interest can be granted and perfected under the NY UCC in the Trust Account as a deposit account, which the Trustee shall maintain acting not as a securities intermediary but as a “bank” (within the meaning of Section 9-102(a)(8) of the NY UCC). The parties agree that New York shall be deemed to be the “securities intermediary’s jurisdiction” for purposes of Section 8-110(e) of the NY UCC. The Grantor may, from time to time, with prior notice to the Beneficiary, establish one or more sub-accounts under the Trust Account, which shall be part of the Trust Account.
(c)    Until receipt by the Trustee from the Beneficiary of a notice (i) stating that an Exclusive Control Event has occurred with respect to the Grantor and (ii) attaching a certification from the Beneficiary of the occurrence of an Exclusive Control Event following, if applicable, a final, valid and binding determination with respect to any Grantor’s challenges to a notification of a “Mandatory Control Level Event” by the Commissioner (the “Notice of Exclusive Control”), the Trustee will comply with notifications it receives directing it to transfer or redeem any Asset in the Trust Account and any other “entitlement order” (as such term is defined in Section 8-102(a)(8) of the NY UCC) originated by the Grantor in accordance with the terms of this Trust Agreement. The Grantor shall provide notice to the Beneficiary within two (2) Business Days following the occurrence of an Exclusive Control Event, which, if applicable, shall not be until there has been a final, valid and binding determination with respect to any Grantor’s challenges to a notification of a “Mandatory Control Level Event” by the Commissioner.
(d)    In the event the Trustee receives a Notice of Exclusive Control, the Trustee thereafter will (i) immediately cease complying with entitlement orders originated by the Grantor in respect of the Trust Account and any Asset held therein that would otherwise be permitted under Section 2, and (ii) immediately comply with “entitlement orders” originated by the Beneficiary in respect of the Trust Account and any Asset held therein, in each case without further consent of the Grantor. The Beneficiary shall also provide notice to the Grantor of such Notice of Exclusive Control at the same time provided to the Trustee.
(e)    The Trustee hereby acknowledges the Beneficiary’s security interest in the Collateral granted pursuant to clause (a) above, and will mark its records, by book-entry or otherwise, to indicate the Beneficiary’s security interest in the Collateral and the proceeds thereof. The Trustee has not entered into, and until the termination of this Trust Agreement will not enter into, any agreement with any other Person: (i) which purports to grant any lien or security interest in the Trust Account or any Assets credited thereto, (ii) pursuant to which the Trustee has agreed to comply with entitlement orders of any other Person or otherwise agreed to give “control” over the Trust Account to any other Person or (iii) which purports to limit or condition the obligation of the Trustee to comply with entitlement orders from the Grantor and Beneficiary as set forth in Section 2 hereof. The Trustee hereby waives and releases, for the benefit of the Beneficiary, all liens, encumbrances, claims and rights of setoff the Trustee may have against the Trust Account or any Asset carried in the Trust Account on account of any fees, indebtedness or other obligations owed to the Trustee by the Grantor and agrees that the Trustee will look solely to the Grantor and the Income Account for payment of all such fees, indebtedness or other obligations; provided, that the foregoing shall not prohibit the Trustee from exercising any rights of setoff with respect to amounts which are withdrawn from the Trust Account at the Grantor’s direction in accordance with Section 2 hereof and in compliance with Section 9.6 of the Reinsurance Agreement.
(f)    The Beneficiary agrees that all Assets released from the Trust Account to Grantor or its designee in accordance with the terms and conditions of this Agreement shall be free and clear of any lien, encumbrance or security interest granted by the Grantor pursuant to this Agreement.
Section 12.    Commercial Mortgage Loans
(a)    Except with respect to any Commercial Mortgage Loan withdrawn by the Beneficiary in accordance with the terms hereof, the Grantor shall have the sole and exclusive right, power and authority to service, administer, manage, liquidate, deal with, issue or withhold any consents or waivers, amend, modify, extend, or make any other decisions in respect of any Commercial Mortgage Loans in any manner that it shall choose, subject only to any limitations set forth in this Agreement, the applicable Servicing Agreement or in any other related agreement affecting the Commercial Mortgage Loans, as applicable; provided, that the Trustee shall be entitled to receive on behalf of the Grantor all payments made in respect of the Commercial Mortgage Loans (whether from any servicer, borrower or other Person), including principal and interest payments, proceeds and other income arising from or under such Commercial Mortgage Loans (after retention by the related servicer of such servicer’s expenses, required escrows and reserves to the extent contemplated pursuant to the terms of the applicable loan agreement and Servicing Agreement), as applicable, and to retain, use, enjoy the same subject only to the limitations set forth in this Agreement, the applicable Servicing Agreement and in any other related agreement affecting the Commercial Mortgage Loans. Except with respect to any Commercial Mortgage withdrawn by the Beneficiary in accordance with the terms hereof, the Grantor shall have the sole and exclusive right, power and authority to make decisions and take other actions in respect of any Commercial Mortgage Loans (and any related Underlying Assets) under any servicing agreement, loan document and any other related agreement affecting the Commercial Mortgage Loans or the related Underlying Assets, in each case, as fully and completely as if this Agreement had not been executed and delivered; provided, however, that the sale, transfer or assignment of any such Commercial Mortgage Loan shall only be effectuated by substitution, exchange and withdrawal pursuant to the terms of this Agreement. The Grantor shall have the exclusive power and authority, acting alone or through sub-servicers, to do any and all things in connection with such servicing, administration, management and liquidation of the Commercial Mortgage Loans which it may deem necessary or desirable to maximize recoveries with respect thereto, subject to the limitations contained in this Agreement and any related agreements. Without limiting the generality of the foregoing, the Grantor shall continue, and is hereby authorized and empowered hereunder, to prepare and file any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on any Underlying Assets. Notwithstanding anything to the contrary contained in this Agreement, the Trustee shall not date, endorse, record or transfer any Loan Assignment Document except in accordance with the written directions of the Grantor or the applicable investment manager or, upon receipt of a Beneficiary Request for Withdrawal, in accordance with the written direction of the Beneficiary.
(b)    The Trustee (not in its individual capacity but solely as Trustee hereunder), upon receipt of a written request from the Grantor, shall execute and deliver any powers of attorney and other documents provided to it which the Grantor determines, in the exercise of its reasonable judgment, are necessary in order to enable any servicer to carry out its duties under the applicable Servicing Agreement or any other servicing agreement, or to enable the Grantor to take appropriate action in respect of the ownership, assignment, transfer and liquidation of the Commercial Mortgage Loans (and any related Underlying Assets), as applicable, subject to the limitations in this Agreement. The Trustee acknowledges that the Grantor may (in its sole discretion), from time to time, execute and deliver a limited power of attorney in order to enable a servicer to carry out their duties under the applicable Servicing Agreement relating to any Commercial Mortgage Loan or any related Underlying Assets. The authority of the Grantor or any servicer shall include the power to (i) enforce, modify, amend, renew or extend the Commercial Mortgage Loans or the Underlying Assets, (ii) grant or withhold any consents or waivers under or in respect of the Commercial Mortgage Loans or the Underlying Assets, (iii) file and collect insurance claims, (iv) release any Underlying Asset or any other collateral or any party from any liability on or with respect to any of the Commercial Mortgage Loans, (v) compromise or settle any claims of any kind or character with respect to any of the Commercial Mortgage Loans, subject to any limitations provided herein, (vi) initiate, complete or otherwise take any action with respect to a foreclosure or deed in lieu of foreclosure, on any of the Underlying Assets, (vii) repair, replace, renovate, restore and improve the Underlying Assets, (viii) negotiate and contract to sell and sell any Commercial Mortgage Loan (including through receipt of a discounted pay-off on such Asset), (ix) commence, continue, negotiate, or settle litigation relating to a Commercial Mortgage Loan or the Underlying Assets, (x) make any servicing or other advances, (xi) act as a mortgagee in possession or receiver or in any other capacity with respect to the Underlying Assets, (xii) exercise any and all rights in respect of the Commercial Mortgage Loans and the Underlying Assets, or (xiii) take any action with respect to any security document securing a Commercial Mortgage Loan, effectuate foreclosure or other conversion of the ownership of any Underlying Asset, including the employment of attorneys, the institution of legal proceedings, the acceptance of compromise proposals, the filing of claims for mortgage insurance, the collection of liquidation proceeds, seeking a receiver, appointing a new property manager and any other matter pertaining to a Commercial Mortgage Loan or an Underlying Asset. When the Grantor, in the exercise of its reasonable business judgment, finds it appropriate, it shall execute and deliver any instruments of satisfaction, cancellation, partial or full release, discharge, transfer and all other comparable instruments, with respect to the related Commercial Mortgage Loan or the Underlying Asset, as applicable, provided that the execution and delivery of such instrument is necessary in order to enable any servicer to carry out its duties under the Servicing Agreements or any related loan document. Any such action taken by the Grantor shall be subject in all respects to the terms of this Agreement (including, without limitation, Section 4 regarding substitution of Assets in the Trust Account). The Grantor may exercise all of the powers set forth herein in its own name. Upon written request of the Grantor, the Trustee shall execute and deliver any documents provided to it and reasonably requested by the Grantor in furtherance of or incidental to any of the foregoing actions.
(c)    The Grantor may retain a professional servicer to service the Commercial Mortgage Loans on its behalf, in furtherance of the Grantor’s exclusive right, power and authority to service, manage and administer the Commercial Mortgage Loans in the Trust Account, upon reasonable advance written notice to but without the approval or consent of the Trustee or the Beneficiary, but subject to the rights in and requirements of the applicable Servicing Agreement, provided that the retention of such servicer shall not relieve the Grantor of any of its obligations and liabilities hereunder. The Grantor may remove any servicer under any Servicing Agreement pursuant to the terms of the applicable Servicing Agreement or such other servicing agreements and may appoint a successor servicer, without the consent or approval of, but only upon written notice of such removal and appointment to, the Trustee and the Beneficiary. The Grantor agrees to, and shall use commercially reasonable efforts to cause the servicer to, reasonably cooperate with the Beneficiary to assist with the transfer of servicing responsibilities to the successor servicer appointed by the Beneficiary. In connection with any withdrawal by Beneficiary, Grantor shall, or shall cause any such servicer to, transfer to the Beneficiary all funds held by Grantor or such servicer with respect to such Commercial Mortgage Loan, including without limitation all collections, reserves and escrows relating to such Commercial Mortgage Loan.
(d)    With the exception of the Loan Assignment Documents to be delivered to the Trustee in accordance with the terms of this Agreement, the servicer shall retain and be charged with maintaining possession of all documentation and files relating to the Commercial Mortgage Loans (the “Servicing File”). Upon the deposit of any Commercial Mortgage Loan to the Trust Account, (a) the Grantor shall deliver (or cause to be delivered) to the Trustee a letter in the form attached hereto as Exhibit I, executed in blank by an authorized signatory and addressed to the applicable servicer, instructing such servicer to release the Servicing File to the Trustee or to the Beneficiary in accordance with the terms hereof, whenever requested by the Trustee (the “Document Release Letter”), and (b) within thirty (30) calendar days of the date of deposit, the Grantor shall provide the servicer’s list of the documents in the Servicing File to the Trustee and the Beneficiary. The delivery of the Document Release Letter by the Grantor to the Trustee shall constitute a representation and certification by the Grantor to the Trustee and the Beneficiary that such Document Release Letter is sufficient under the terms of the applicable Servicing Agreement to require the servicer to release the Servicing File to the Trustee without the further consent of the Grantor or any other Person. The Servicing Agreements shall not be amended, modified or supplemented in any way that adversely impacts the ability of the Trustee to obtain the Servicing File without the prior written consent of the Beneficiary. As promptly as practicable following the date hereof, and in any event within thirty (30) days of the date hereof, the Grantor shall arrange with the servicer to separately designate the Servicing File from other documents held by the servicer for the benefit of the Grantor and provide written notice to the Trustee and the Beneficiary when such access has been arranged. Such direct access arrangements with the servicer shall not be changed without the consent of the Beneficiary. The Trustee acknowledges that the Beneficiary may instruct the Trustee to withdraw any documents in the Servicing File in accordance with a Beneficiary Request for Withdrawal.
(e)    In order to facilitate the servicing, administration and enforcement of the Commercial Mortgage Loans by or on behalf of the Grantor, and the servicing of the Commercial Mortgage Loans by a servicer, the Grantor (if it is not using a third party servicer) or servicers may temporarily hold collections on such Commercial Mortgage Loans prior to the time they are remitted to the Trustee and may hold physical possession of any related documents or instruments. Upon written request of the Grantor to the Trustee (with a simultaneous copy to the Beneficiary, provided the Trustee shall not be required to confirm delivery of such copy) pursuant to the terms hereof, the Trustee shall promptly release, deliver or transfer such documents and instruments as may be requested from time to time by the Grantor. The Trustee and the Grantor hereby acknowledge that the Grantor and the servicers are acting as bailees of the Trustee in holding such monies pursuant to this Agreement (with respect to the Grantor) and the applicable Servicing Agreement, and that the Grantor and the servicers are acting as the Trustee’s bailee in holding any documents or instruments released, delivered or transferred to the Grantor or any servicer pursuant to this Agreement, and any other items constituting a part of the Trust Account which from time to time come into the possession of the Grantor or any servicer; provided, however, the Trustee shall incur no liability whatsoever for any acts of the Grantor and the servicers in their capacity as bailee.
(f)    Each of the Trustee and the Beneficiary hereby acknowledges that the rights and obligations of the Grantor under any Servicing Agreement have not been transferred to or accepted or assumed by the Trustee and are otherwise expressly reserved by and to the Grantor to act on its own behalf and in any manner that it so chooses, without any consent or approval rights on the part of the Trustee or the Beneficiary hereunder, subject to the terms of this Agreement and any related agreement.
(g)    The Grantor hereby acknowledges and agrees that the Trustee shall not have any obligations relating to any future funding commitments in respect of the Assets (including, for the avoidance of doubt, the Commercial Mortgage Loans).
Section 13.    Assets Consisting of Bank Loans.
(a)    The Trustee shall perform the functions set forth in this Section 13 with respect to Assets consisting of Bank Loans and the cash receipts and proceeds with respect thereto. For the avoidance of doubt, any Bank Loan deposited into the Trust Account shall be an Asset. The Trustee and agrees to (i) forward to the Grantor and Beneficiary any notices received with respect to the Bank Loans; and (ii) include information pertaining to the Bank Loans in the Custody Transmissions delivered in accordance with this Agreement as if such Bank Loans were Commercial Mortgage Loans.
(b)    For each Bank Loan, the Grantor shall deliver or cause to be delivered to the Trustee, the following documents:

(1)    Original allonge executed in favor of the Trustee, attaching the original Note and any prior Note assignment documents or a participation certificate (if available), as applicable; and
(2) Assignment and Assumption Agreement, if any.
(c)    The Beneficiary shall be solely responsible for delivering or causing to be delivered to the Trustee as soon as reasonably practicable, each and every document required pursuant to this Agreement for each Bank Loan deposited into the Trust as of the Closing Date (as such document is available to it), including with respect to any Bank Loan constituting a participation interest, a participation certificate (if available) and a copy of the applicable participation agreement, and the Trustee shall not be responsible or liable for taking any action to ensure the Beneficiary has complied with its delivery obligation hereunder, causing any other person to do so or notifying the Beneficiary that any such action has or has not been taken. The Grantor shall be solely responsible for delivering or causing to be delivered to the Trustee as soon as reasonably practicable, each and every document required pursuant to this Agreement for each Bank Loan deposited into the Trust after the Closing Date (as such document is available to it), including with respect to any Bank Loan constituting a participation interest, a participation certificate (if available) and a copy of the applicable participation agreement, and the Trustee shall not be responsible or liable for taking any action to ensure the Grantor has complied with its delivery obligation hereunder, causing any other person to do so or notifying the Grantor that any such action has or has not been taken. Any such delivery of a Bank Loan to the Trustee shall be accompanied by a certification, signed by the Grantor or the Beneficiary, as applicable, substantially in in the form of Exhibit K, attached hereto (the “Bank Loan Delivery Certification”). It is understood and agreed that the Trustee will accept any such documents without any independent verification and shall be entitled to rely on the information provided by the Beneficiary or Grantor, as applicable, regarding each Bank Loan. With respect account statements issues by the Trustee hereunder, it is understood and agreed that such statements will only reflect an inventory of the documents and files that the Trustee holds hereunder with respect to the Bank Loans. The Grantor shall be solely responsible for servicing the Bank Loans (or causing the Bank Loans to be serviced) in accordance with the terms and conditions of Section 12 of this Trust Agreement (other than those provisions that apply solely to Commercial Mortgage Loans and not Bank Loans).
(d)    The Trustee shall not have any duty or responsibility to provide the Grantor or the Beneficiary with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any borrower of any Bank Loan that may come into the possession of the Trustee or any of its officers, directors, employees, agents, attorneys, attorneys-in-fact or affiliates. The Grantor further acknowledges and agrees that the Trustee shall not have any obligations relating to any future funding commitments in respect of the Assets (including, for the avoidance of doubt, the Bank Loans).
(e)    In order to facilitate the servicing of any Bank Loan, the Grantor shall also have the right, at any time and from time to time, to withdraw from the Trust Account, subject only to three (3) Business Days’ prior written notice from the Grantor to the Trustee and the Beneficiary such Bank Loans as are specified in such Grantor Servicing Notice, which notice shall include a certification by the Grantor to the Trustee and the Beneficiary that the withdrawal of the Bank Loans is required in connection with (i) the pay-off of any Bank Loan, (ii) the sale of a Bank Loan by the Grantor, (iii) the modification, servicing, restructuring, foreclosure or other liquidation of any Loan or (iv) or as may otherwise be required in connection with servicing/administration of the Loan. If directed by the Grantor or the applicable Investment Manager in the Grantor Servicing Notice delivered in connection with any withdrawal of any Bank Loan pursuant to this Section 13(e) or otherwise in writing, the Trustee shall (A) in its capacity as Trustee and not in its individual capacity, execute and deliver to the Grantor, the applicable Assignment Documents (and any other transfer documents provided to the Trustee for execution in appropriate form), including the original promissory note, and (B) obtain any consents required to effect such withdrawal, and the Trustee shall reasonably cooperate with the Grantor or the Investment Manager in providing any information or documentation necessary to effect such withdrawal (to the extent such information or documentation exists and is in the possession or control of the Trustee). The Grantor may from time to time designate a third party in a Grantor Servicing Notice to whom the applicable Loan Assignment Documents, including the original promissory Note shall be delivered. The Grantor Servicing Notice shall include a certification that the proceeds from a transaction of the type described in clause (i) or (ii) of the first sentence of this Section 13(e) will be paid into the Trust Account and that any net cash proceeds from such foreclosure sale or liquidation shall be paid into the Trust Account within three (3) Business Days. For avoidance of doubt, in the event that the Grantor comes into possession of any cash proceeds, the Grantor acknowledges and agrees (x) that it holds such proceeds in trust for the benefit of the Beneficiary, and (y) that it will transfer such proceeds to the Trust Account as soon as reasonably practical following receipt by the Grantor, except in each case, to the extent that it has previously deposited other Assets into the Trust Account to replace some or all of the value of the withdrawn Bank Loan. The Trustee shall have no liability or responsibility to verify or determine the occurrence of any event or condition giving rise to the Grantor’s right to withdraw Bank Loans from the Trust Account pursuant to a Grantor Servicing Notice or to monitor the Grantor’s compliance with its obligation to deposit proceeds of any withdrawn Asset, and the Trustee shall be fully protected in relying conclusively on the Grantor Servicing Notice.
Section 14.    Termination of the Trust Account. This Trust Agreement, except for the indemnities provided herein, may be terminated only after the Grantor and the Beneficiary have given the Trustee joint written notice of their intention to terminate this Trust Agreement and the Trust Account (the “Notice of Intention”). Upon receipt of the Notice of Intention, and without further authorization from the Beneficiary or any other Person, the Trustee shall promptly transfer to the Grantor or the Beneficiary, in accordance with the joint direction of the Grantor and the Beneficiary contained in the Notice of Intention, any and all Assets remaining in the Trust Account, at which time all liability of the Trustee with respect to the Assets so transferred shall cease. This Trust Agreement, except for the indemnities provided herein, and the Trust Account shall terminate when all of the Assets have been so delivered by the Trustee in accordance with the terms of this Trust Agreement.
Section 15.    Definitions. Except as the context shall otherwise require, the following terms shall have the following meanings for purposes of this Trust Agreement (the definitions to be applicable to both the singular and the plural forms of each term defined if both forms of such term are used in this Trust Agreement):
The term “Affiliate” means any other Person that directly or indirectly controls, is controlled by, or is under common control with, the first Person.
The term “Bank Loan(s)” means any loan (other than a Commercial Mortgage Loan), or any portion thereof, held as an Asset in the Account which, for the avoidance of doubt, may include any participation or syndication interests, provided such interests are (x) obtained in accordance with the applicable loan documents and are subject to a valid participation agreement, if applicable, and (y) are on a pari passu economic basis with the other participants.
The term “Beneficiary” shall include any successor of the Beneficiary by operation of law including, without limitation, any liquidator, rehabilitator, receiver or conservator.
The term “Binder” means that certain binding commitment agreement, dated as of December 3, 2017, by and among Hopmeadow Acquisition, Inc., the Beneficiary, Hartford Life and Annuity Company, an insurance company organized under the laws of Connecticut, the Grantor and, solely for purposes of Annex A thereto, Hartford Holdings, Inc.
The term “Book Value” means, with respect to any Asset and as of any date of determination, the amount stated for such assets, including accrued interest, on the Grantor’s statutory financial statements determined in accordance with then applicable statutory accounting principles.

The term “Control” (including the related terms “controlled by” and “under common control with”) shall mean the ownership, directly or indirectly, of more than 50% of the voting securities of a corporation.
The term “CML Assignment Document Certification” means a certification substantially in the form of Exhibit J attached hereto.
The term “Commercial Mortgage Loan” means commercial mortgage loans as permitted under the Investment Guidelines and deposited into the Trust Account, which, for the avoidance of doubt, may include any participation interests, provided such interests are (a) obtained in accordance with the applicable loan documents and are subject to a valid participation agreement and (b) are on a pari passu economic basis with the other participants, and may include any commercial mortgage loans evidenced by multiple promissory notes provided such notes are on a pari passu economic basis with other noteholder(s).
The term “Custody Transmission” means, in the case of each Commercial Mortgage Loan or Bank Loan held by the Trustee, a computer-readable transmission containing the following information (and such other data as may be mutually agreed upon in writing by the Grantor and the Trustee), which shall be delivered by the Trustee to the Grantor and the Beneficiary pursuant to Section 1.2(c) of this Agreement and for each Commercial Mortgage Loan shall include: the Mortgage Loan Number, Underlying Asset’s address, Mortgagor’s name, and Mortgagor’s address and for each Bank Loan shall include borrower’s name, and borrower’s address. The Trustee shall incorporate the outstanding principal amount of the Commercial Mortgage Loan or Bank Loan, as applicable, whether or not such Commercial Mortgage Loan or Bank Loan is specially serviced and all other agreed upon data, to the extent provided to the Trustee, into the Custody Transmission. Each Custody Transmission delivered shall (i) be cumulative, and shall cover all Commercial Mortgage Loans and Bank Loans for which related Loan Assignment Documents are being held by the Trustee on the date of such Custody Transmission, and (ii) include a then-current listing of all Loan Assignment Documents. The form of the Custody Transmission shall not be modified without the consent of the Parties, not to be unreasonably conditioned, delayed or withheld.
The term “Eligible Investments” means assets (i) qualifying as admitted assets for life insurance companies under the insurance laws of the State of Connecticut and (ii) complying with the requirements specified by the Investment Guidelines.
The term “Environmental Damages” means any and all claims, Losses, liabilities, damages, fines, penalties, and out-of-pocket costs and expenses (including reasonable attorney’s fees and expenses) of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to (1) the presence, disposal, release or threatened release of any Hazardous Materials which are on, from or affecting soil, water, vegetation, buildings, personal property, persons, animals or otherwise; (2) any personal injury (including wrongful death), property damage (real or personal) or natural resource damage arising out of or related to such Hazardous Materials; (3) any third party claim brought or threatened, settlement reached, government order, or any legal policies or legal requirements having the force of law imposed on the Trustee, which are based upon or in any way related to such Hazardous Materials, including attorney and consultant fees and expenses, investigation and laboratory fees, court costs and litigation expenses; and (4) any violations of Environmental Law.
The term “Environmental Law” means the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Resource Conservation and Recovery Act of 1976, as amended, and any other applicable federal, state, local, or foreign statute, rule, regulation, order, judgment, directive, decree, permit, license or common law as in effect now, previously, or at any time during the term of this Agreement, and regulating, relating to, or imposing liability or standards of conduct concerning air emissions, water discharges, noise emissions, the release or threatened release or discharge of any Hazardous Material into the environment, the use, manufacture, production, refinement, generation, handling, treatment, storage, transport or disposal of any Hazardous Material or otherwise concerning pollution or the protection of the outdoor or indoor environment, or human health or safety in relation to exposure to Hazardous Materials.
The term “Exclusive Control Event” means that there has been a Mandatory Control Level Event with respect to Grantor within the meaning of section 211 CMR 20.06 of the Massachusetts Insurance Regulations.
The term “Governmental Authority” means any foreign or national government, any state or other political subdivision thereof or any self-regulatory authority, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
The term “Hazardous Materials” means, without limit, any pollutant, contaminant or hazardous, toxic, medical, biohazardous, or dangerous waste, substance, constituent or material, defined or regulated as such in, or for the purpose of, any applicable Environmental Law, including any asbestos, any petroleum, oil (including crude oil or any fraction thereof), any radioactive substance, any polychlorinated biphenyls, any toxin, chemical, disease-causing agent or pathogen, and any other substance that gives rise to liability under any applicable Environmental Law.
The term “Loan Assignment Documents” means, (A) with respect to any whole Commercial Mortgage Loans, (i) an original allonge (“Loan Assignment Allonge”) executed in a form sufficient to properly assign and transfer each original promissory note or notes and any prior transfer documents pertaining to such notes (collectively and severally, the “Note”) evidencing such Commercial Mortgage Loan and attaching the original Note, (ii) one or more original assignment agreements executed in favor of the Trustee (solely in its capacity as Trustee and not in its individual capacity), in recordable form and otherwise in a form sufficient to transfer and assign of record each of the mortgages, deeds of trust, deeds to secure debt or similar instruments securing such Commercial Mortgage Loan (the “Security Instruments”) and each of any separate assignments of rents and leases and similar agreements securing such Commercial Mortgage Loan (the “Lease Assignments”), (iii) UCC-3 assignments or similar assignments in form sufficient to assign each of the financing statements (including fixture filings) required in connection with such Commercial Mortgage Loan (the “Financing Statements”), to the Trustee, and (iv) an original executed omnibus assignment in favor of the Trustee, in form and substance sufficient to transfer to Trustee all of the Grantor’s right, title and interest in and to the Commercial Mortgage Loan to the Trustee, including specifically, without limitation, all of the Grantor’s rights and interests in and to all guaranties, environmental indemnification agreements, security agreements, loan agreements and similar agreements; (B) with respect to any Commercial Mortgage Loans constituting participation interests, (i) an original participation certificate executed in a form sufficient to properly assign such participation interest (the “Participation Certificate”) and (ii) a copy of the applicable participation agreement (the “Participation Agreement”) and (C) with respect to all Commercial Mortgage Loans in subclauses (A) and (B) above, a CML Assignment Document Certification delivered by the Grantor to the Trustee in respect of such Commercial Mortgage Loan; (D) with respect to any Bank Loan such documentation as may be required by the applicable loan, credit agreement or security agreement to effect an assignment of all or part of such Bank Loan including (as applicable) (x) an original allonge (also a “Loan Assignment Allonge”) executed in a form sufficient to properly assign and transfer each original promissory note or notes and any prior transfer documents pertaining to such notes (collectively and severally, the “Note”) evidencing such Bank Loan and attaching the original Note, (y) if any UCC filings exist, UCC-3 assignments or similar assignments in form sufficient to assign each of the financing statements (including fixture filings) required in connection with such Bank Loan (also the “Financing Statements”), to the Trustee, and (z) an original executed omnibus assignment in favor of the Trustee, in form and substance sufficient to transfer to Trustee all of the Grantor’s right, title and interest in and to the Bank Loan to the Trustee, including specifically, without limitation, all of the Grantor’s rights and interests in and to all guaranties, environmental indemnification agreements, security agreements, loan agreements and similar agreements.
The term “Losses” means, collectively, losses, costs, expenses (including reasonable attorney’s fees and expenses), damages, liabilities and claims.
The term “Monthly Reinsurance Settlement Report” has the meaning set forth on Exhibit C attached hereto.
The term “Net Collections” shall mean all principal collections on an Asset, insurance proceeds and condemnation awards arising from or under such Asset, after retention by the related servicer of required escrows and reserves to the extent contemplated pursuant to the terms of the applicable loan agreement and Servicing Agreement.
The term “Person” shall mean and include an individual, a corporation, a partnership, an association, a trust, an unincorporated organization or a government or political subdivision thereof.
The term “Qualified United States Financial Institution” shall mean an institution that (1) is organized, or in the case of a United States branch or agency office of a foreign banking organization, licensed under the laws of the United States or any state thereof and has been granted authority to operate with fiduciary powers; and (2) is regulated, supervised, and examined by federal or state authorities having regulatory authority over banks and trust companies.
The term “Representative” of a Person shall mean the directors, officers, employees, advisors, agents, consultants, independent accountants, investment bankers, counsel or other representatives of such Person and of such Person’s Affiliates.
The term “Servicing Agreement” means any servicing agreement entered into by the Grantor and any third party with respect to any Commercial Mortgage Loan.
The term “Trailing Document” means those Loan Assignment Documents referenced in subclauses (ii) and (iii) of the definition thereof.
The term “Trustee Loan Assignment Documents” means, with respect to (i) any whole Commercial Mortgage Loan, documents substantially similar to the Loan Assignment Documents pertaining to such whole Commercial Mortgage Loan, (and with respect to the allonge, attaching the original Loan Assignment Allonge and Note), (ii) any participated Commercial Mortgage Loan, an original Participation Certificate, and (iii) in either case, any other required transfer documents, in each case provided to the Trustee by the Person requesting the release of the applicable Commercial Mortgage Loan, for execution in appropriate form.
The term “Underlying Asset” means any property or other asset serving as collateral for any Commercial Mortgage Loan.
Section 1.Governing Law. Except for the rights, duties, privileges, immunities and standard of care of the Trustee, which shall be governed by the laws of the State of the New York without regard to its conflict of laws or principles, and as otherwise expressly provided herein, the provisions of and validity and construction of this Trust Agreement and any amendments thereto shall be governed by and construed in accordance with the laws of the State of Connecticut without regard to its conflict of laws provision, and the Trust Account created hereunder shall be administered in accordance with the laws of said state. Each of the Parties hereby submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in courts located within the City and State of New York.
Section 17.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT.
Section 18.    Dispute Resolution. Except as otherwise specifically provided in Section 2(g), or in the event that the Beneficiary delivers a Notice of Exclusive Control to the Trustee, in the event of any dispute between or conflicting claims by or between the Grantor and the Beneficiary and/or any other Person or entity with respect to any Assets, the Trustee shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Assets so long as such dispute or conflict shall continue, and the Trustee shall not be or become liable in any way to the Grantor or the Beneficiary for failure or refusal to comply with such conflicting claims, demands or instructions. The Trustee shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Trustee or (ii) the Trustee shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting. The Trustee may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed a joint and several obligation of, the Grantor and the Beneficiary.
Section 19.    Successors and Assigns. This Trust Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, permitted assigns and legal Representatives. Neither this Trust Agreement, nor any right or obligation hereunder, may be assigned by any Party without the prior written consent of the other Parties hereto. Any assignment in violation of this Section 19 shall be void and shall have no force and effect.
Section 20.    Severability. If any provision of this Trust Agreement is held to be void or unenforceable, in whole or in part, (i) such holding shall not affect the validity and enforceability of the remainder of this Trust Agreement, including any other provision, paragraph or subparagraph, and (ii) the Parties agree to attempt in good faith to reform such void or unenforceable provision to the extent necessary to render such provision enforceable and to carry out its original intent.
Section 21.    Entire Agreement. This Trust Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof, and there are no understandings or agreements, conditions or qualifications relative to this Trust Agreement which are not fully expressed in this Trust Agreement or the Reinsurance Agreement.
Section 22.    Amendments. This Trust Agreement may be modified or otherwise amended, and the observance of any term of this Trust Agreement may be waived, only if such modification, amendment or waiver is in writing and signed by the Parties.
Section 23.    Notices. All notices, requests, instructions, directions, demands and other communications under this Trust Agreement must be in writing and will be deemed to have been duly given or made as follows: (a) if sent by registered or certified mail in the United States, return receipt requested, or by reputable overnight air courier, upon receipt; (b) if sent by facsimile transmission, with a copy mailed on the same day in the manner provided in (a) above, when transmitted; or (c) if otherwise actually personally delivered, when delivered, and shall be delivered as follows:

If to the Grantor:
Commonwealth Annuity and Life Insurance Company
20 Guest Street
Brighton, MA 02135
Facsimile: (508) 460-2401
Attention: Joel Volcy, Managing Director and Chief Operating Officer

With a copy to:

Commonwealth Annuity and Life Insurance Company
20 Guest Street
Brighton, MA 02135
Facsimile: (508) 460-2401
Attention: Samuel Ramos, Esq., General Counsel and Secretary

If to the Beneficiary:
Hartford Life and Annuity Insurance Company
1 Griffin Road North
Windsor, CT 06095
Facsimile: 860-624-0444
Attention: Vice President, Reinsurance

With a copy to:

Hartford Life and Annuity Insurance Company
1 Griffin Road North
Windsor, CT 06095
Facsimile: 860-624-0441
Attention: General Counsel

If to the Trustee:
Bank of New York Mellon
101 Barclay Street
Mailstop: 101-0700
New York, New York 10286
Attention: Insurance Trust Group
Facsimile: (732) 667-9536

or to such other address or to such other Person as a Party may have last designated by notice to the other Parties.
Section 24.    Headings. The headings of the Sections have been inserted for convenience of reference only and shall not be deemed to constitute a part of this Trust Agreement.
Section 25.    Counterparts. This Trust Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute but one and the same Trust Agreement.

Section 26.    USA Patriot Act. The Grantor and Beneficiary hereby acknowledge that the Trustee is subject to federal laws, including the Customer Identification Program (“CIP”) requirements under the USA PATRIOT Act and its implementing regulations, pursuant to which the Trustee must obtain, verify and record information that allows the Trustee to identify the Grantor and Beneficiary. Accordingly, prior to opening the Trust Account hereunder, the Trustee will ask the Grantor and Beneficiary to provide certain information including, but not limited to, the Grantor’s and Beneficiary’s name, physical address, tax identification number and other information that will help the Trustee to identify and verify the Grantor’s and Beneficiary’s identity such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information. Each of the Grantor and Beneficiary agrees that the Trustee cannot open the Trust Account hereunder unless and until the Trustee verifies the Grantor’s and Beneficiary’s identity in accordance with the Trustee’s CIP.
Section 27.    Representations. Each Party represents and warrants to the others that it has full authority to enter into this Trust Agreement upon the terms and conditions hereof and that the individual executing this Trust Agreement on its behalf has the requisite authority to bind such Party to this Trust Agreement, and that the Trust Agreement constitutes a binding obligation of such Party enforceable in accordance with its terms.
Section 28.    Required Disclosure. The Trustee is authorized to supply any information regarding the Trust Account and related Assets that is required by any law, regulation or rule now or hereafter in effect. Each of the Grantor and the Beneficiary agrees to supply the Trustee with any required information if it is not otherwise reasonably available to the Trustee, except for information that is subject to the obligation of confidentiality and is not required by the Trustee to comply with any applicable law, regulation or rule now or hereafter in effect.
Section 29.    Shareholder Communication Act, Etc. With respect to securities issued in the United States, the Shareholders Communications Act of 1985 (the “Act”) requires Trustee to disclose to the issuers, upon their request, the name, address and securities position of its Grantor who are (a) the “beneficial owners” (as defined in the Act) of the issuer’s securities, if the beneficial owner does not object to such disclosure, or (b) acting as a “respondent bank” (as defined in the Act) with respect to the securities. (Under the Act, “respondent banks” do not have the option of objecting to such disclosure upon the issuers’ request.) The Act defines a “beneficial owner” as any Person who has, or shares, the power to vote a security (pursuant to an agreement or otherwise), or who directs the voting of a security. The Act defines a “respondent bank” as any bank, association or other entity that exercises fiduciary powers which holds securities on behalf of beneficial owners and deposits such securities for safekeeping with a bank, such as Trustee. Under the Act, Grantor is either the “beneficial owner” or a “respondent bank.”
[ ] Grantor is the “beneficial owner,” as defined in the Act, of the securities to be held by Trustee hereunder.
[ ] Grantor is not the beneficial owner of the securities to be held by Trustee, but is acting as a “respondent bank,” as defined in the Act, with respect to the securities to be held by Trustee hereunder.
IF NO BOX IS CHECKED, TRUSTEE SHALL ASSUME THAT GRANTOR IS THE BENEFICIAL OWNER OF THE SECURITIES.
For beneficial owners of the securities only:
[ ] Grantor objects
[ ] Grantor does not object to the disclosure of its name, address and securities position to any issuer which requests such information pursuant to the Act for the specific purpose of direct communications between such issuer and Grantor.
IF NO BOX IS CHECKED, TRUSTEE SHALL RELEASE SUCH INFORMATION UNTIL IT RECEIVES A CONTRARY WRITTEN INSTRUCTION FROM GRANTOR.

With respect to securities issued outside of the United States, information shall be released to issuers only if required by law or regulation of the particular country in which the securities are located.
The Grantor agrees to disseminate in a timely manner any proxies or requests for voting instructions, other proxy soliciting material, information statements, and/or annual reports that it receives to any other beneficial owners.
Section 30.    Information Sharing.
The Bank of New York Mellon Corporation is a global financial organization that operates in and provides services and products to clients through its affiliates and subsidiaries located in multiple jurisdictions (the “BNY Mellon Group”). The BNY Mellon Group may (i) centralize in one or more affiliates and subsidiaries certain activities (the “Centralized Functions”), including audit, accounting, administration, risk management, legal, compliance, sales, product communication, relationship management, and the compilation and analysis of information and data regarding Grantor and Beneficiary (which, for purposes of this provision, is the name and business contact information for the Grantor and Beneficiary’s employees and Representatives) and the accounts established pursuant to this Agreement (“Grantor and Beneficiary Information”) and (ii) use third party service providers to store, maintain and process Grantor and Beneficiary’s Information (“Outsourced Functions”). Notwithstanding anything to the contrary contained elsewhere in this Agreement and solely in connection with the Centralized Functions and/or Outsourced Functions, Grantor and Beneficiary consent to the disclosure of, and authorize the BNY Mellon Group to disclose, Grantor and Beneficiary’s Information to (i) other members of the BNY Mellon Group (and their respective officers, directors and employees) and to (ii) third-party service providers (but solely in connection with Outsourced Functions) who are required to maintain the confidentiality of Grantor and Beneficiary’s Information in furtherance of the Trustee’s performance of its obligations hereunder. In addition, the BNY Mellon Group may aggregate Grantor and Beneficiary’s Information with other data collected and/or calculated by the BNY Mellon Group, and the BNY Mellon Group will own all such aggregated data, provided that the BNY Mellon Group shall not distribute the aggregated data in a format that identifies Grantor and Beneficiary Information with Grantor and Beneficiary specifically.  Grantor and Beneficiary also consent to the disclosure of Grantor and Beneficiary’s Information to governmental and regulatory authorities in jurisdictions where the BNY Mellon Group operates and otherwise as required by law.
Section 31.    Successors and Assigns of Trustee.
Any corporation or other company into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or other company resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other company succeeding to the business of the Trustee shall be the successor of the Trustee hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.
COMMONWEALTH ANNUITY AND LIFE
INSURANCE COMPANY, as Grantor

By:
Name:
Title:

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY, as Beneficiary

By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as Trustee

By:
Name:
Title:

SCHEDULE I
INITIAL DEPOSIT
[see attached]

CUSIP	Position Description	Legal Entity	Portfolio	UniqueID	Face Val USD	Par/Shares USD	Book Value (NAIC Statement Value) USD	Market Value USD	WAL	Sector	Subsector	Effective Rating	Effective Rating2
78413MAG3	SFAVE_15-5AVE XA 144A	Hartford Life and Annuity Insurance Company	PA2	PA278413MAG3	63,986,000	63,986,000	4,008,202	3,563,892	17.51	CMBS	CMBS IO	AAA	AAA
61766RBA3	MSBAM_16-C31 XA	Hartford Life and Annuity Insurance Company	PA2	PA261766RBA3	16,500,000	16,485,597	1,631,440	1,601,493	8.31	CMBS	CMBS IO	Aaa	AAA
032511BB2	ANADARKO PETROLEUM CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA2032511BB2	5,350,000	5,350,000	2,169,499	2,163,069	19.78	Corporates	Industrial	BBB	BBB
358266CJ1	FRESNO CNTY CA TXBL PENS 04A FGIC	Hartford Life and Annuity Insurance Company	PA2	PA2358266CJ1	28,023,300	28,023,300	12,372,469	13,755,237	14.63	Corporates	Tax Muni	A	A
736679LD1	PORTLAND OR TXBL PENSION CAB MBIA	Hartford Life and Annuity Insurance Company	PA2	PA2736679LD1	15,070,950	15,070,950	8,422,085	9,896,189	10.42	Corporates	Tax Muni	Aa1	AA
358266CB8	FRESNO CNTY CA TXBL PENS 04A FGIC	Hartford Life and Annuity Insurance Company	PA2	PA2358266CB8	5,350,000	5,350,000	3,509,135	3,907,801	7.63	Corporates	Tax Muni	A	A
20030NBU4	COMCAST CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA220030NBU4	3,049,500	3,049,500	2,657,363	2,663,165	29.54	Corporates	Industrial	A-	A
60636AMS9	MISSOURI ST HEALTH & EDL FACS	Hartford Life and Annuity Insurance Company	PA2	PA260636AMS9	1,926,000	1,926,000	1,926,000	1,610,425	34.71	Corporates	Tax Muni	Aaa	AAA
92343VDC5	VERIZON COMMUNICATIONS INC	Hartford Life and Annuity Insurance Company	PA2	PA292343VDC5	4,161,230	4,161,230	4,159,040	3,766,005	29.63	Corporates	Industrial	BBB+	BBB
912810RS9	TREASURY BOND (2OLD)	Hartford Life and Annuity Insurance Company	PA2	PA2912810RS9	570,000	570,000	555,568	506,543	29.38	TSY	Govt	Govt	Govt
167486PG8	CHICAGO ILL TAXBL REF	Hartford Life and Annuity Insurance Company	PA2	PA2167486PG8	7,918,000	7,918,000	7,005,217	6,419,281	24.12	Corporates	Tax Muni	BBB-	BBB
9128282A7	TREASURY NOTE (OLD)	Hartford Life and Annuity Insurance Company	PA2	PA29128282A7	10,770,000	10,770,000	10,529,564	9,905,460	9.63	TSY	Govt	Govt	Govt
74913EAJ9	QWEST CAPITAL FUNDING	Hartford Life and Annuity Insurance Company	PA2	PA274913EAJ9	4,125,000	4,125,000	3,889,006	3,753,750	14.13	BIG Corporates	HY Industrials	BB	BIG
912828U24	TREASURY NOTE (OTR)	Hartford Life and Annuity Insurance Company	PA2	PA2912828U24	4,830,000	4,830,000	4,655,764	4,647,175	9.88	TSY	TSY	Govt	govt
BHM1J8QC4	ELECTRIC TRANSMISSION TEXAS LLC Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM1J8QC4	10,000,000	10,000,000	10,000,000	9,324,800	19.21	Corporates	Utilities	Baa1	BBB
92343VCV4	VERIZON COMMUNICATIONS INC	Hartford Life and Annuity Insurance Company	PA2	PA292343VCV4	12,572,500	12,572,500	11,974,956	12,033,467	19.04	Corporates	Industrial	BBB+	BBB
12623SAS9	COMM_12-CR5 D 144A	Hartford Life and Annuity Insurance Company	PA2	PA212623SAS9	3,745,000	3,745,000	3,886,418	3,521,551	5.94	CMBS	CMBS	Baa1	BBB
BHM15X6S1	HTFD CONCORDVIL PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM15X6S1	40,000,000	40,000,000	40,000,000	36,676,184	14.62	CML	CML	A2	A
BHM1KXMB3	VIRGINIA INTERNATIONAL GATEWAY INC Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM1KXMB3	43,759,615	43,759,615	43,759,615	42,221,903	22.96	Corporates	Industrial	A-	A
BHM0MZCQ6	DESERT SUNLIGHT FUNDING I-GTD Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0MZCQ6	17,142,857	16,139,792	16,139,792	15,703,372	13.19	Agency	FDIC Guaranteed	AAA	AAA
540424AR9	LOEWS CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA2540424AR9	2,800,725	2,800,725	2,689,248	2,686,982	26.38	Corporates	Financial	A	A
552081AM3	LYONDELLBASELL INDUSTRIES NV	Hartford Life and Annuity Insurance Company	PA2	PA2552081AM3	8,244,350	8,244,350	8,112,354	7,661,013	38.16	Corporates	Industrial	BBB	BBB
912810RU4	TREASURY BOND (OTR)	Hartford Life and Annuity Insurance Company	PA2	PA2912810RU4	2,180,000	2,180,000	2,079,926	2,104,722	29.88	TSY	Govt	Govt	Govt
BHM0M67U7	HTFD RREEF IND PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0M67U7	3,804,742	3,804,742	3,804,742	3,667,148	8.42	CML	CML	A2	A
718172AT6	PHILIP MORRIS INTERNATIONAL INC	Hartford Life and Annuity Insurance Company	PA2	PA2718172AT6	10,000,000	10,000,000	9,487,588	9,784,650	5.64	Corporates	Industrials	A	A
912828U57	TREASURY NOTE (OLD)	Hartford Life and Annuity Insurance Company	PA2	PA2912828U57	560,000	560,000	557,336	556,281	6.92	TSY	TSY	Govt	govt
3132WEB43	MBS	Hartford Life and Annuity Insurance Company	PA2	PA23132WEB43	846,000	806,834	828,583	802,005	9.47	MBS	MBS	Govt	govt
3132WED25	MBS	Hartford Life and Annuity Insurance Company	PA2	PA23132WED25	1,590,000	1,545,382	1,590,182	1,536,127	9.47	MBS	MBS	Govt	govt
3138WG5Q3	MBS	Hartford Life and Annuity Insurance Company	PA2	PA23138WG5Q3	3,544,000	3,451,412	3,555,573	3,432,478	9.43	MBS	MBS	Govt	govt
3138WHFN7	MBS	Hartford Life and Annuity Insurance Company	PA2	PA23138WHFN7	591,000	579,307	595,623	576,129	9.43	MBS	MBS	Govt	govt
3140F5QW6	MBS	Hartford Life and Annuity Insurance Company	PA2	PA23140F5QW6	824,000	796,465	818,995	792,096	9.43	MBS	MBS	Govt	govt
3138WHFR8	MBS	Hartford Life and Annuity Insurance Company	PA2	PA23138WHFR8	2,029,000	1,941,001	1,994,959	1,930,353	9.43	MBS	MBS	Govt	govt
3140F5MJ9	MBS	Hartford Life and Annuity Insurance Company	PA2	PA23140F5MJ9	126,000	118,161	121,542	117,513	9.43	MBS	MBS	Govt	govt

95000HBH4	WFCM_16-LC24 AS	Hartford Life and Annuity Insurance Company	PA2	PA295000HBH4	4,000,000	4,000,000	4,117,036	3,866,676	9.63	CMBS	CMBS	Aa2	AA
969457BU3	WILLIAMS COS INC	Hartford Life and Annuity Insurance Company	PA2	PA2969457BU3	2,822,000	2,822,000	2,690,555	2,723,230	6.04	BIG Corporates	HY Industrials	BB	BIG
912828U65	TREASURY NOTE (OLD)	Hartford Life and Annuity Insurance Company	PA2	PA2912828U65	560,000	560,000	555,901	555,822	4.92	TSY	TSY	Govt	govt
00287YAQ2	ABBVIE INC	Hartford Life and Annuity Insurance Company	PA2	PA200287YAQ2	5,000,000	5,000,000	5,209,899	4,952,440	8.37	Corporates	Industrials	Baa2	BBB
74456QBQ8	PUBLIC SERVICE ELECTRIC AND GAS CO MTN	Hartford Life and Annuity Insurance Company	PA2	PA274456QBQ8	2,675,000	2,675,000	2,666,911	2,596,039	29.17	Corporates	Utilities	A+	A
05565QCD8	BP CAPITAL MARKETS PLC	Hartford Life and Annuity Insurance Company	PA2	PA205565QCD8	2,273,750	2,273,750	2,138,032	2,232,250	6.36	Corporates	Industrial	A-	A
92343VCM4	VERIZON COMMUNICATIONS INC	Hartford Life and Annuity Insurance Company	PA2	PA292343VCM4	5,940,105	5,940,105	4,730,702	5,908,991	37.64	Corporates	Industrial	BBB+	BBB
BHM1ANBZ5	VERIZON CORPORATE SERVICES GROUP I Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM1ANBZ5	7,000,000	6,769,181	6,769,181	6,733,913	11.46	Corporates	Industrial	Baa1	BBB
12629NAJ4	COMM_15-DC1 B	Hartford Life and Annuity Insurance Company	PA2	PA212629NAJ4	6,420,000	6,420,000	6,582,035	6,380,562	8.03	CMBS	CMBS	AA-	AA
BHM13T3U0	HTFD ELEMENT AT PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM13T3U0	31,000,000	29,874,605	29,874,605	28,724,780	10.96	CML	CML	A2	A
260543CG6	DOW CHEMICAL COMPANY (THE)	Hartford Life and Annuity Insurance Company	PA2	PA2260543CG6	7,735,565	7,735,565	7,182,473	7,509,068	25.88	Corporates	Industrial	BBB	BBB
BHM0NS7F1	KONINKLIJKE VOPAK NV Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0NS7F1	5,000,000	5,000,000	5,000,000	4,989,900	6.47	Corporates	Industrials	Baa2	BBB
76112B2D1	RAMP_06-RS2 A3A	Hartford Life and Annuity Insurance Company	PA2	PA276112B2D1	2,585,000	2,322,506	2,079,268	2,136,102	4.71	ABS	Home Equity	B	BIG
BHM1D4FT4	UNITED ENERGY DISTRIBUTION PTY LTD Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM1D4FT4	10,000,000	10,000,000	10,000,000	9,693,200	5.79	Corporates	Utilities	Baa2	BBB
200474BF0	COMM_15-LC19 B	Hartford Life and Annuity Insurance Company	PA2	PA2200474BF0	3,905,500	3,905,500	4,003,484	3,972,573	8.03	CMBS	CMBS	AA-	AA
912828T59	TREASURY NOTE (2OLD)	Hartford Life and Annuity Insurance Company	PA2	PA2912828T59	310,000	310,000	310,034	306,682	2.79	TSY	Govt	Govt	Govt
74840LAA0	QUICKEN LOANS INC 144A	Hartford Life and Annuity Insurance Company	PA2	PA274840LAA0	2,066,000	2,066,000	2,007,581	2,009,185	8.34	BIG Corporates	HY Financials	Ba2	BIG
94989CAZ4	WFCM_15-C26 AS	Hartford Life and Annuity Insurance Company	PA2	PA294989CAZ4	4,280,000	4,280,000	4,387,373	4,324,542	8.04	CMBS	CMBS	Aa1	AA
BHM0LCEA1	BASIN ELECTRIC POWER COOPERATIVE I Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0LCEA1	17,000,000	15,587,640	15,587,640	15,826,131	8.48	Corporates	Utilities	A	A
94989DBB4	WFCM_15-C27 B	Hartford Life and Annuity Insurance Company	PA2	PA294989DBB4	4,516,470	4,516,470	4,645,877	4,643,776	8.21	CMBS	CMBS	A1	A
718549AE8	PHILLIPS 66 PARTNERS LP	Hartford Life and Annuity Insurance Company	PA2	PA2718549AE8	6,448,890	6,448,890	6,404,084	6,192,785	29.75	Corporates	Industrial	Baa3	BBB
12665UAA2	CVS PASSTHROUGH TRUST 144A	Hartford Life and Annuity Insurance Company	PA2	PA212665UAA2	6,420,000	5,899,219	5,899,219	6,208,839	10.92	Corporates	Industrial	Baa1	BBB
12592XBF2	COMM_15-CR22. AM	Hartford Life and Annuity Insurance Company	PA2	PA212592XBF2	6,420,000	6,420,000	6,582,439	6,453,750	8.13	CMBS	CMBS	AAA	AAA
30295MAS1	FREMF_16-K723 B	Hartford Life and Annuity Insurance Company	PA2	PA230295MAS1	2,400,000	2,400,000	2,247,616	2,212,584	6.78	CMBS	CMBS	BBB	BBB
913017BT5	UNITED TECHNOLOGIES CORP	Hartford Life and Annuity Insurance Company	PA2	PA2913017BT5	16,050,000	16,050,000	18,407,371	17,179,984	25.42	Corporates	Industrial	A-	A
81745DAE1	SEMT_13-9 A1 144A	Hartford Life and Annuity Insurance Company	PA2	PA281745DAE1	3,650,000	2,326,394	2,261,916	2,317,488	7.97	MBS	CMO Non-Agency	AAA	AAA
BHM0RMP52	HTFD LIT IX WHL PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0RMP52	25,000,000	24,294,351	24,294,351	24,078,959	3.37	CML	CML	A1	A
1248EPBM4	CCO HOLDINGS LLC/CCO HOLDINGS CAPI 144A	Hartford Life and Annuity Insurance Company	PA2	PA21248EPBM4	4,781,000	4,781,000	4,811,732	4,948,335	7.13	BIG Corporates	HY Industrials	BB+	BIG
50077LAM8	KRAFT HEINZ FOODS CO	Hartford Life and Annuity Insurance Company	PA2	PA250077LAM8	9,704,900	9,704,900	9,778,547	10,159,206	28.04	Corporates	Industrial	BBB-	BBB
12629NAH8	COMM_15-DC1 AM	Hartford Life and Annuity Insurance Company	PA2	PA212629NAH8	6,955,000	6,955,000	7,130,411	6,961,572	8.03	CMBS	CMBS	AAA	AAA
25470XAE5	DISH DBS CORP	Hartford Life and Annuity Insurance Company	PA2	PA225470XAE5	4,456,000	4,456,000	4,655,854	4,834,760	4.42	BIG Corporates	HY Industrials	Ba3	BIG
BHM0MEM25	AQUARION WATER CO OF CONNECTICUT Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0MEM25	19,000,000	19,000,000	19,000,000	19,456,190	15.63	Corporates	Utilities	A3	A
564759QB7	MANUFACTURERS & TRADERS TRUST CO	Hartford Life and Annuity Insurance Company	PA2	PA2564759QB7	8,500,000	8,500,000	8,500,000	8,340,625	4.92	Corporates	Financials	A-	A
29273RAZ2	ENERGY TRANSFER PARTNERS LP	Hartford Life and Annuity Insurance Company	PA2	PA229273RAZ2	2,675,000	2,675,000	2,715,370	2,756,927	26.25	Corporates	Industrial	BBB-	BBB

591894CB4	METROPOLITAN EDISON COMPANY 144A	Hartford Life and Annuity Insurance Company	PA2	PA2591894CB4	2,078,475	2,078,475	2,141,033	2,092,501	8.29	Corporates	Utilities	BBB-	BBB
BHM0LDWD3	PATTERSON COS INC Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0LDWD3	15,000,000	15,000,000	15,000,000	15,172,200	1.94	Corporates	Industrials	Baa1	BBB
681919AZ9	OMNICOM GROUP INC	Hartford Life and Annuity Insurance Company	PA2	PA2681919AZ9	1,808,300	1,808,300	1,831,155	1,857,144	5.34	Corporates	Industrials	Baa1	BBB
89641UAC5	TRINITY ACQUISITION PLC	Hartford Life and Annuity Insurance Company	PA2	PA289641UAC5	5,350,000	5,350,000	5,457,106	5,415,559	8.96	Corporates	Financials	BBB	BBB
BHM03GBH0	NJNGC FIRST MORTGAGE BONDS Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM03GBH0	10,000,000	10,000,000	10,529,454	10,505,000	1.38	Corporates	Utilities	A1	A
BHM0M7933	ENVESTRA LTD Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0M7933	11,000,000	11,000,000	11,000,000	11,245,410	10.53	Corporates	Utilities	Baa2	BBB
BHM0L4WM3	COMPASS GROUP PLC - SER I Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0L4WM3	10,000,000	10,000,000	10,000,000	10,204,800	1.75	Corporates	Industrials	A3	A
BHM0MN8Z8	HTFD GAEDEKE PO PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0MN8Z8	20,000,000	19,945,287	19,945,287	20,023,111	9.62	CML	CML	A2	A
BHM0LDGK5	CURTISS-WRIGHT CORPORATION Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0LDGK5	5,000,000	5,000,000	5,057,138	5,133,050	4.92	Corporates	Industrials	Baa2	BBB
32027NVV0	FFML_05-FF9 A4	Hartford Life and Annuity Insurance Company	PA2	PA232027NVV0	3,500,000	2,102,726	1,968,619	1,987,780	2.86	ABS	Home Equity	B-	BIG
12637UBA6	CSAIL_16-C7 AS	Hartford Life and Annuity Insurance Company	PA2	PA212637UBA6	2,400,000	2,400,000	2,471,330	2,405,803	9.79	CMBS	CMBS	Aa3	AA
55608XAB3	MACQUARIE BANK LTD 144A	Hartford Life and Annuity Insurance Company	PA2	PA255608XAB3	1,712,000	1,712,000	1,708,019	1,732,529	8.44	Corporates	Financial	BBB-	BBB
BHM15T4C7	HTFD ENCLAVE AT PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM15T4C7	30,000,000	30,000,000	30,000,000	27,222,510	18.14	CML	CML	A2	A
14149YBD9	CARDINAL HEALTH INC	Hartford Life and Annuity Insurance Company	PA2	PA214149YBD9	6,540,375	6,540,375	6,947,414	6,901,253	28.21	Corporates	Industrial	BBB+	BBB
209111FK4	CONSOLIDATED EDISON COMPANY OF NEW	Hartford Life and Annuity Insurance Company	PA2	PA2209111FK4	1,765,500	1,765,500	1,750,141	1,763,074	39.92	Corporates	Utilities	A-	A
32008DAA4	FIRST DATA CORPORATION 144A	Hartford Life and Annuity Insurance Company	PA2	PA232008DAA4	2,534,000	2,534,000	2,551,515	2,547,481	4.04	BIG Corporates	HY Industrials	BB	BIG
80282KAE6	SANTANDER HOLDINGS USA INC	Hartford Life and Annuity Insurance Company	PA2	PA280282KAE6	1,899,250	1,899,250	1,898,581	1,887,372	8.55	Corporates	Financials	Baa3	BBB
46625YJM6	JPMCC_05-CB11 C	Hartford Life and Annuity Insurance Company	PA2	PA246625YJM6	5,354,815	5,354,815	5,328,255	5,527,219	0.99	CMBS	CMBS	AA	AA
882484AA6	TEXAS HEALTH RESOURCES	Hartford Life and Annuity Insurance Company	PA2	PA2882484AA6	6,946,975	6,946,975	6,946,975	6,945,565	37.88	Corporates	Tax Muni	Aa2	AA
12626PAJ2	CRH AMERICA INC.	Hartford Life and Annuity Insurance Company	PA2	PA212626PAJ2	5,000,000	5,000,000	5,185,427	5,469,325	1.54	Corporates	Industrials	BBB	BBB
BHM0L66Z8	HTFD GRI-REGENC PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0L66Z8	31,500,000	29,568,381	29,568,381	30,053,838	5.03	CML	CML	A1	A
BHM04KJQ2	MDU RESOURCES GROUP INC SNR NOTE Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM04KJQ2	5,000,000	5,000,000	5,301,788	5,323,800	1.71	Corporates	Utilities	A3	A
BHM0L6753	HTFD GRI-REGENC PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0L6753	22,500,000	21,120,272	21,120,272	21,680,353	5.03	CML	CML	A1	A
BHM04XRH5	FOOTBALL TRUST IV Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM04XRH5	5,000,000	5,000,000	5,340,415	5,368,700	1.88	Corporates	Industrials	A	A
BHM0KTWD9	HTFD AQUATERA A PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0KTWD9	36,000,000	34,672,137	34,672,137	35,784,451	6.28	CML	CML	A1	A
66989HAK4	NOVARTIS CAPITAL CORP	Hartford Life and Annuity Insurance Company	PA2	PA266989HAK4	3,282,225	3,282,225	3,585,317	3,312,376	28.39	Corporates	Industrial	AA-	AA
212015AH4	CONTINENTAL RESOURCES INC	Hartford Life and Annuity Insurance Company	PA2	PA2212015AH4	5,397,000	5,397,000	5,192,647	5,447,678	3.21	BIG Corporates	HY Industrials	Ba3	BIG
BHM0JB0A1	HTFD AMB INDUST PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0JB0A1	10,000,000	9,523,426	9,523,426	9,834,533	3.92	CML	CML	Aa3	AA
96950FAN4	WILLIAMS PARTNERS LP	Hartford Life and Annuity Insurance Company	PA2	PA296950FAN4	5,671,000	5,671,000	5,373,929	5,495,999	27.18	Corporates	Industrial	BBB-	BBB
61763MAF7	MSBAM_14-C16 A5	Hartford Life and Annuity Insurance Company	PA2	PA261763MAF7	3,100,000	3,100,000	3,171,787	3,262,338	7.27	CMBS	CMBS	Aaa	AAA
36253GAK8	GSMS_14-GC24 B	Hartford Life and Annuity Insurance Company	PA2	PA236253GAK8	4,012,500	4,012,500	4,110,094	4,218,682	7.69	CMBS	CMBS	Aa3	AA
125581GQ5	CIT GROUP INC	Hartford Life and Annuity Insurance Company	PA2	PA2125581GQ5	2,669,000	2,669,000	2,693,475	2,782,433	5.63	BIG Corporates	HY Financials	BB+	BIG
06053FAA7	BANK OF AMERICA CORP	Hartford Life and Annuity Insurance Company	PA2	PA206053FAA7	2,940,000	2,940,000	2,938,331	3,071,124	6.57	Corporates	Financials	BBB+	BBB
BHM0JEJL1	HTFD REGENCY PO PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0JEJL1	8,800,000	8,131,983	8,131,983	8,455,862	4.13	CML	CML	A1	A

BHM0JAX25	VECTOR LTD Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0JAX25	10,000,000	10,000,000	10,000,000	10,239,000	5.97	Corporates	Utilities	BBB	BBB
21684AAA4	RABOBANK NEDERLAND	Hartford Life and Annuity Insurance Company	PA2	PA221684AAA4	3,900,000	3,900,000	4,035,578	4,103,151	6.92	Corporates	Financials	A3	A
BHM0J85Z8	STERICYCLE INC. Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0J85Z8	15,000,000	15,000,000	15,000,000	15,974,700	3.79	Corporates	Industrial	A3	A
29364WAS7	ENTERGY GULF STATES LOUISIANA LLC	Hartford Life and Annuity Insurance Company	PA2	PA229364WAS7	3,117,000	3,117,000	3,110,126	3,266,806	6.42	Corporates	Utilities	A2	A
BHM0JEJN7	HTFD REGENCY PO PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0JEJN7	32,401,000	29,941,407	29,941,407	31,192,398	4.13	CML	CML	Aa3	AA
42824CAY5	HEWLETT PACKARD ENTERPRISE CO	Hartford Life and Annuity Insurance Company	PA2	PA242824CAY5	9,630,000	9,630,000	9,415,106	9,643,838	28.29	Corporates	Industrial	BBB	BBB
BHM0LDGM1	GREEN MOUNTAIN POWER CORPORATION Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0LDGM1	3,400,000	3,400,000	3,400,000	3,515,328	24.88	Corporates	Utilities	A	A
291011AY0	EMERSON ELECTRIC CO	Hartford Life and Annuity Insurance Company	PA2	PA2291011AY0	7,500,000	7,500,000	7,491,092	8,091,270	2.79	Corporates	Industrials	A2	A
913017BR9	UNITED TECHNOLOGIES CORP	Hartford Life and Annuity Insurance Company	PA2	PA2913017BR9	5,000,000	5,000,000	4,990,629	5,395,915	3.29	Corporates	Industrials	A-	A
64072TAC9	CSC HOLDINGS LLC 144A	Hartford Life and Annuity Insurance Company	PA2	PA264072TAC9	4,662,000	4,662,000	4,905,682	5,093,235	3.79	BIG Corporates	HY Industrials	BB-	BIG
853496AB3	STANDARD INDUSTRIES INC 144A	Hartford Life and Annuity Insurance Company	PA2	PA2853496AB3	2,419,000	2,419,000	2,449,270	2,503,907	6.13	BIG Corporates	HY Industrials	Ba2	BIG
87264AAL9	T-MOBILE USA INC	Hartford Life and Annuity Insurance Company	PA2	PA287264AAL9	7,598,000	7,598,000	7,825,411	8,053,880	1.25	BIG Corporates	HY Industrials	Ba3	BIG
BHM0JEHH2	HTFD REGENCY PO PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0JEHH2	9,000,000	8,322,273	8,322,273	8,724,180	5.89	CML	CML	A1	A
482480AE0	KLA-TENCOR CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA2482480AE0	7,700,275	7,700,275	7,897,946	8,151,604	7.59	Corporates	Industrials	Baa2	BBB
13645RAP9	CANADIAN PACIFIC RAILWAY CO	Hartford Life and Annuity Insurance Company	PA2	PA213645RAP9	5,000,000	5,000,000	4,948,530	5,371,760	5.04	Corporates	Industrials	Baa1	BBB
98417EAR1	GLENCORE FINANCE CANADA LTD 144A	Hartford Life and Annuity Insurance Company	PA2	PA298417EAR1	11,283,150	11,283,150	10,986,015	10,841,302	25.82	Corporates	Industrial	Baa3	BBB
375558BD4	GILEAD SCIENCES INC	Hartford Life and Annuity Insurance Company	PA2	PA2375558BD4	5,483,750	5,483,750	5,791,826	5,673,877	28.67	Corporates	Industrial	A3	A
55336VAJ9	MPLX LP	Hartford Life and Annuity Insurance Company	PA2	PA255336VAJ9	2,153,375	2,153,375	2,199,786	2,213,986	8.17	Corporates	Industrial	BBB-	BBB
BHM03HEU6	HTFD BOSTON HAR PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM03HEU6	10,000,000	10,000,000	10,000,000	9,986,822	1.34	CML	CML	A2	A
BHM0H7EB5	TRANSWESTERN PIPELINE CO SENIOR Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0H7EB5	7,500,000	7,500,000	7,500,000	8,049,600	3.94	Corporates	Industrials	Baa3	BBB
130911XH8	CALIFORNIA STWIDE TXBL PENS AMBAC	Hartford Life and Annuity Insurance Company	PA2	PA2130911XH8	16,050,000	16,050,000	16,050,000	16,784,288	4.09	Corporates	Tax Muni	Baa1	BBB
29364WAM0	ENTERGY LOUISIANA LLC	Hartford Life and Annuity Insurance Company	PA2	PA229364WAM0	3,000,000	3,000,000	2,997,911	3,180,462	8.79	Corporates	Utilities	A2	A
035242AN6	ANHEUSER-BUSCH INBEV FINANCE INC	Hartford Life and Annuity Insurance Company	PA2	PA2035242AN6	8,675,560	8,675,560	8,655,459	9,377,153	28.59	Corporates	Industrial	A3	A
29444UAP1	EQUINIX INC	Hartford Life and Annuity Insurance Company	PA2	PA229444UAP1	2,190,000	2,190,000	2,276,407	2,288,550	6.00	BIG Corporates	HY Industrials	BB	BIG
BHM0HX7K6	PNG COMPANIES LLC Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0HX7K6	4,000,000	4,000,000	4,228,199	4,326,840	3.16	Corporates	Utilities	BBB-	BBB
63938CAD0	NAVIENT CORP	Hartford Life and Annuity Insurance Company	PA2	PA263938CAD0	2,455,000	2,455,000	2,481,751	2,596,163	4.57	BIG Corporates	HY Financials	BB-	BIG
81727TAA6	SENSATA TECHNOLOGIES UK FINANCING 144A	Hartford Life and Annuity Insurance Company	PA2	PA281727TAA6	1,879,000	1,879,000	1,920,406	1,963,555	4.13	BIG Corporates	HY Industrials	Ba3	BIG
92826CAF9	VISA INC	Hartford Life and Annuity Insurance Company	PA2	PA292826CAF9	3,697,920	3,697,920	3,691,853	3,903,206	28.46	Corporates	Industrial	A1	A
190760HT8	COBB-MARIETTA GA COLISEUM & EX	Hartford Life and Annuity Insurance Company	PA2	PA2190760HT8	13,019,225	13,019,225	13,019,225	13,392,096	9.00	Corporates	Tax Muni	AAA	AAA
344868AA2	FOOTBALL TRUST V 144A	Hartford Life and Annuity Insurance Company	PA2	PA2344868AA2	4,000,000	4,000,000	4,000,000	4,251,684	3.78	Corporates	Industrials	A	A
BHM127TJ6	495 & 499 BROAD PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM127TJ6	40,000,000	40,000,000	40,000,000	40,266,604	16.00	CML	CML	A2	A
496902AN7	KINROSS GOLD CORP	Hartford Life and Annuity Insurance Company	PA2	PA2496902AN7	2,526,000	2,526,000	2,572,093	2,557,575	6.96	BIG Corporates	HY Industrials	BB+	BIG
4520015Y2	ILLINOIOS ED FACS AUTH REVS	Hartford Life and Annuity Insurance Company	PA2	PA24520015Y2	13,118,200	13,118,200	13,095,387	13,929,167	3.54	Corporates	Tax Muni	A2	A
BHM014GK7	DODGER TICKETS LLC SER A SR SEC Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM014GK7	20,000,000	15,305,416	15,305,416	16,478,576	7.64	Corporates	Industrial	BBB	BBB

521865AX3	LEAR CORP	Hartford Life and Annuity Insurance Company	PA2	PA2521865AX3	2,616,685	2,616,685	2,686,190	2,750,790	3.04	Corporates	Industrials	Baa3	BBB
BHM0W7049	PORTLAND GENERAL ELECTRIC COMP Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0W7049	11,000,000	11,000,000	11,000,000	11,633,160	25.88	Corporates	Utilities	A-	A
55616XAB3	MACYS RETAIL HOLDINGS INC	Hartford Life and Annuity Insurance Company	PA2	PA255616XAB3	5,000,000	5,000,000	5,149,310	5,585,295	10.54	Corporates	Industrials	BBB	BBB
278058AK8	EATON CORP	Hartford Life and Annuity Insurance Company	PA2	PA2278058AK8	7,690,625	7,690,625	8,051,165	8,743,810	2.46	Corporates	Industrial	BBB+	BBB
BHM017MA5	DETROIT EDISON COMPANY (THE) SR Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM017MA5	14,000,000	14,000,000	14,000,000	15,366,820	6.75	Corporates	Utilities	A2	A
BHM01J674	WELLS FARGO-WACHOVIA BANK Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM01J674	8,985,763	5,604,123	5,604,123	6,147,050	4.02	Corporates	Financial	A2	A
736688FN7	PORTLAND ORE CMNTY COLLEGE	Hartford Life and Annuity Insurance Company	PA2	PA2736688FN7	5,350,000	5,350,000	5,350,000	5,852,258	6.74	Corporates	Tax Muni	Aa2	AA
785592AD8	SABINE PASS LIQUEFACTION LLC	Hartford Life and Annuity Insurance Company	PA2	PA2785592AD8	5,346,000	5,346,000	5,454,512	5,680,125	6.04	BIG Corporates	HY Industrials	Ba1	BIG
68275CAC2	FB_05-1 A3 144A	Hartford Life and Annuity Insurance Company	PA2	PA268275CAC2	5,350,000	5,350,000	5,378,890	6,025,876	8.17	CMBS	CMBS	AAA	AAA
347382AA1	FORT GORDON GA MILITARY HSG 144A	Hartford Life and Annuity Insurance Company	PA2	PA2347382AA1	6,369,175	6,369,175	6,796,856	6,950,107	26.64	Corporates	Tax Muni	Baa2	BBB
BHM03CN52	ALLETE INC Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM03CN52	10,000,000	10,000,000	10,000,000	11,376,000	6.34	Corporates	Utilities	A1	A
BHM01JC69	UBS 733 THIRD A PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM01JC69	29,981,009	26,079,414	26,401,588	28,863,808	8.16	CML	CML	Aa3	AA
BHM01NWT8	UBS 605 3RD AVE PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM01NWT8	30,000,000	27,452,955	26,828,233	30,661,780	8.16	CML	CML	A1	A
752123JH3	RANCHO CUCAMONGA REDEV TAX ALLOC	Hartford Life and Annuity Insurance Company	PA2	PA2752123JH3	15,054,900	15,054,900	15,054,900	16,978,163	9.53	Corporates	Tax Muni	A3	A
682439AC8	AACMT_05-C6A A2 144A	Hartford Life and Annuity Insurance Company	PA2	PA2682439AC8	13,375,000	13,375,000	13,406,245	15,474,287	9.54	CMBS	CMBS	AAA	AAA
718846AM0	PHOENIX AZ CIVIC IMP RENT CAR FGIC	Hartford Life and Annuity Insurance Company	PA2	PA2718846AM0	22,673,300	22,673,300	22,673,300	25,075,763	5.62	Corporates	Tax Muni	A3	A
67704LAA9	OGLETHORPE PWR CORP GA 1ST MTG 144A	Hartford Life and Annuity Insurance Company	PA2	PA267704LAA9	16,050,000	16,050,000	16,050,000	16,688,951	16.00	Corporates	Tax Muni	A	A
134011AJ4	CAMP PENDLETON/QUANTICO 144A	Hartford Life and Annuity Insurance Company	PA2	PA2134011AJ4	15,349,150	15,349,150	15,349,150	16,360,812	22.01	Corporates	Tax Muni	AA	AA
10075EAT5	BOSTON GAS CO INC MTN	Hartford Life and Annuity Insurance Company	PA2	PA210075EAT5	5,350,000	5,350,000	5,338,076	6,181,925	8.75	Corporates	Utilities	A3	A
949746RF0	WELLS FARGO & COMPANY	Hartford Life and Annuity Insurance Company	PA2	PA2949746RF0	18,501,370	18,501,370	16,453,481	20,962,811	27.04	Corporates	Financial	A-	A
BHM02H3Y1	NEW CARDINALS STADIUM LLC Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM02H3Y1	18,000,000	14,296,961	14,296,961	16,516,278	9.26	Corporates	Industrial	BBB	BBB
686053CP2	OREGON SCH BRDS ASSN	Hartford Life and Annuity Insurance Company	PA2	PA2686053CP2	16,050,000	16,050,000	16,050,000	18,177,267	7.50	Corporates	Tax Muni	AA-	AA
45200FCE7	ILLINOIS FIN AUTH-THEORY & COMPUTI	Hartford Life and Annuity Insurance Company	PA2	PA245200FCE7	12,305,000	12,305,000	12,305,000	14,138,814	10.62	Corporates	Tax Muni	A3	A
686053DR7	OREGON SCH BOARD TAXABLE 04 FSA	Hartford Life and Annuity Insurance Company	PA2	PA2686053DR7	10,700,000	10,700,000	10,700,000	12,232,561	9.01	Corporates	Tax Muni	Aa2	AA
24668PAE7	KONINKLIJKE AHOLD DELHAIZE NV	Hartford Life and Annuity Insurance Company	PA2	PA224668PAE7	14,595,335	14,595,335	14,579,522	16,172,989	23.75	Corporates	Industrial	Baa2	BBB
126408GU1	CSX CORP	Hartford Life and Annuity Insurance Company	PA2	PA2126408GU1	15,407,465	15,407,465	15,166,225	17,686,984	23.88	Corporates	Industrial	Baa1	BBB
04351LAA8	ASCENSION HEALTH	Hartford Life and Annuity Insurance Company	PA2	PA204351LAA8	3,000,000	3,000,000	3,000,000	3,271,038	34.73	Corporates	Taxable Muni	AA+	AA
694308GK7	PACIFIC GAS & ELECTRIC CO	Hartford Life and Annuity Insurance Company	PA2	PA2694308GK7	12,318,375	12,318,375	12,189,203	14,544,847	20.17	Corporates	Utilities	A3	A
594918AX2	MICROSOFT CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA2594918AX2	10,700,000	10,700,000	10,720,207	11,876,936	26.96	Corporates	Industrial	Aaa	AAA
15135UAF6	CENOVUS ENERGY INC	Hartford Life and Annuity Insurance Company	PA2	PA215135UAF6	15,000,000	15,000,000	16,731,961	16,724,550	22.88	BIG Corporates	HY Industrial	Ba2	BIG
694308GJ0	PACIFIC GAS & ELECTRIC CO	Hartford Life and Annuity Insurance Company	PA2	PA2694308GJ0	13,910,000	13,910,000	13,826,663	16,969,797	20.17	Corporates	Utilities	A3	A
69351UAN3	PPL ELECTRIC UTILITIES CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA269351UAN3	3,000,000	3,000,000	3,050,437	3,474,918	24.04	Corporates	Utilities	A	A
136055AA8	CANADIAN IMPERIAL BANK OF COMMERCE 144A	Hartford Life and Annuity Insurance Company	PA2	PA2136055AA8	12,109,725	9,271,499	9,360,720	10,894,419	7.63	Corporates	Financial	A+	A
586054AA6	MEMORIAL SLOAN-KETTERING CANCER CT	Hartford Life and Annuity Insurance Company	PA2	PA2586054AA6	9,726,835	9,726,835	9,905,730	10,927,088	25.50	Corporates	Industrial	AA-	AA

21684AAB2	RABOBANK NEDERLAND	Hartford Life and Annuity Insurance Company	PA2	PA221684AAB2	11,457,025	11,457,025	11,462,694	13,276,893	26.92	Corporates	Financial	A3	A
68389XAM7	ORACLE CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA268389XAM7	13,963,500	13,963,500	14,591,628	16,227,137	23.54	Corporates	Industrial	A+	A
49337WAJ9	KEYSPAN CORP	Hartford Life and Annuity Insurance Company	PA2	PA249337WAJ9	13,321,500	13,321,500	13,321,500	15,101,026	18.25	Corporates	Utilities	BBB+	BBB
976657AG1	WISCONSIN ENERGY CORP	Hartford Life and Annuity Insurance Company	PA2	PA2976657AG1	11,173,475	11,173,475	11,977,149	13,324,246	16.25	Corporates	Utilities	BBB+	BBB
BHM0213U4	NORTHERN ILLINOIS GAS CO Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0213U4	15,000,000	15,000,000	15,000,000	17,964,731	19.96	Corporates	Utilities	AA-	AA
724060AA6	PIPELINE FUNDING COMPANY LLC 144A	Hartford Life and Annuity Insurance Company	PA2	PA2724060AA6	2,675,000	2,621,768	3,101,067	3,038,823	11.05	Corporates	Industrial	BBB-	BBB
001192AH6	AGL CAPITAL CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA2001192AH6	3,370,000	3,370,000	3,364,850	3,925,420	23.71	Corporates	Utilities	BBB+	BBB
594918AD6	MICROSOFT CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA2594918AD6	13,910,000	13,910,000	13,885,366	16,309,044	22.42	Corporates	Industrial	Aaa	AAA
097023AD7	BOEING COMPANY	Hartford Life and Annuity Insurance Company	PA2	PA2097023AD7	5,350,000	5,350,000	5,631,121	6,765,589	4.63	Corporates	Industrial	A	A
626207YS7	GEORGIA MUN ELEC AUTH	Hartford Life and Annuity Insurance Company	PA2	PA2626207YS7	6,126,820	6,126,820	7,121,672	6,964,111	27.42	Corporates	Tax Muni	A-	A
143658AH5	CARNIVAL CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA2143658AH5	4,428,730	4,428,730	4,886,365	5,192,881	11.04	Corporates	Industrial	A-	A
842400FF5	SOUTHERN CALIFORNIA EDISON	Hartford Life and Annuity Insurance Company	PA2	PA2842400FF5	16,050,000	16,050,000	15,977,895	19,177,760	20.04	Corporates	Utilities	A+	A
914440LJ9	UNIVERSITY MASS BLDG AUTH PROJ REV	Hartford Life and Annuity Insurance Company	PA2	PA2914440LJ9	4,000,000	4,000,000	3,829,582	4,768,240	19.61	Corporates	Taxable Muni	Aa2	AA
540424AP3	LOEWS CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA2540424AP3	5,000,000	5,000,000	4,893,267	5,944,725	18.09	Corporates	Financials	A	A
199575AV3	COLUMBUS SOUTHERN POWER CO	Hartford Life and Annuity Insurance Company	PA2	PA2199575AV3	16,737,475	16,737,475	16,488,732	19,401,679	18.75	Corporates	Utilities	BBB+	BBB
048677AG3	ATLANTIC MARINE CORPS COMMUNITIES 144A	Hartford Life and Annuity Insurance Company	PA2	PA2048677AG3	3,745,000	3,666,326	4,061,850	4,282,196	34.92	Corporates	Tax Muni	A1	A
594918AM6	MICROSOFT CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA2594918AM6	5,000,000	5,000,000	4,961,685	5,945,010	24.11	Corporates	Industrials	Aaa	AAA
771367BX6	ROCHESTER GAS & ELECTRIC	Hartford Life and Annuity Insurance Company	PA2	PA2771367BX6	2,600,000	2,600,000	2,962,960	2,991,100	16.67	Corporates	Utilities	A	A
592112DR4	METROPOLITAN GOVT NASHVILLE & DAVI	Hartford Life and Annuity Insurance Company	PA2	PA2592112DR4	4,280,000	4,280,000	4,280,000	5,026,603	13.93	Corporates	Tax Muni	Aa2	AA
136385AL5	CANADIAN NATURAL RESOURCES LIMITED	Hartford Life and Annuity Insurance Company	PA2	PA2136385AL5	7,757,500	7,757,500	7,730,129	8,825,428	21.21	Corporates	Industrial	Baa3	BBB
71644EAF9	PETRO-CANADA	Hartford Life and Annuity Insurance Company	PA2	PA271644EAF9	15,116,425	15,116,425	15,257,766	18,444,125	11.88	Corporates	Industrial	Baa1	BBB
BHM042GE2	CONSOLIDATED EDISON INC Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM042GE2	15,000,000	13,459,730	13,459,730	17,000,178	5.39	Corporates	Utilities	A2	A
61980AAD5	MOTIVA ENTERPRISES LLC 144A	Hartford Life and Annuity Insurance Company	PA2	PA261980AAD5	15,263,975	15,263,975	17,416,278	18,453,169	23.04	Corporates	Industrials	BBB+	BBB
56585AAF9	MARATHON PETROLEUM CORP	Hartford Life and Annuity Insurance Company	PA2	PA256585AAF9	18,743,725	18,743,725	18,598,269	20,048,195	24.17	Corporates	Industrial	BBB	BBB
91324PAR3	UNITEDHEALTH GROUP INC	Hartford Life and Annuity Insurance Company	PA2	PA291324PAR3	10,700,000	10,700,000	9,991,220	13,020,723	19.21	Corporates	Financial	A-	A
913017AT6	UNITED TECHNOLOGIES CORP	Hartford Life and Annuity Insurance Company	PA2	PA2913017AT6	2,675,000	2,675,000	3,621,469	3,482,574	11.59	Corporates	Industrial	A-	A
4042Q1AA5	HSBC BANK USA	Hartford Life and Annuity Insurance Company	PA2	PA24042Q1AA5	21,400,000	21,400,000	21,310,938	24,914,543	17.84	Corporates	Financial	A1	A
459200GS4	INTERNATIONAL BUSINESS MACHINES CO	Hartford Life and Annuity Insurance Company	PA2	PA2459200GS4	11,826,175	11,826,175	9,756,473	14,416,048	22.92	Corporates	Industrial	Aa3	AA
36186CBY8	ALLY FINANCIAL INC	Hartford Life and Annuity Insurance Company	PA2	PA236186CBY8	3,994,000	3,994,000	4,752,890	4,632,720	14.84	BIG Corporates	HY Financials	BB+	BIG
26882PAR3	ERAC USA FINANCE CO 144A	Hartford Life and Annuity Insurance Company	PA2	PA226882PAR3	8,025,000	8,025,000	7,778,429	9,732,455	17.42	Corporates	Industrial	Baa1	BBB
745332CD6	PUGET SOUND ENERGY INC	Hartford Life and Annuity Insurance Company	PA2	PA2745332CD6	2,715,000	2,715,000	2,714,876	3,283,646	23.79	Corporates	Utilities	A-	A
90131HAZ8	21ST CENTURY FOX AMERICA INC	Hartford Life and Annuity Insurance Company	PA2	PA290131HAZ8	3,531,000	3,531,000	4,712,593	4,341,760	11.27	Corporates	Industrial	BBB+	BBB
49338CAA1	KEYSPAN GAS EAST CORPORATION 144A	Hartford Life and Annuity Insurance Company	PA2	PA249338CAA1	25,155,000	25,155,000	25,155,000	29,993,615	24.25	Corporates	Utilities	A-	A
887315AM1	HISTORIC TW INC	Hartford Life and Annuity Insurance Company	PA2	PA2887315AM1	8,107,925	8,107,925	9,025,899	10,397,992	6.09	Corporates	Industrial	BBB	BBB

654894AF1	NOBLE ENERGY INC	Hartford Life and Annuity Insurance Company	PA2	PA2654894AF1	11,770,000	11,770,000	12,145,109	14,323,984	10.25	Corporates	Industrial	BBB-	BBB
626207YF5	GEORGIA MUN ELEC AUTH PWR REV	Hartford Life and Annuity Insurance Company	PA2	PA2626207YF5	15,204,700	15,204,700	17,878,721	18,857,021	27.15	Corporates	Tax Muni	A+	A
25272KAR4	DIAMOND 1 FINANCE CORPORATION/DIAM 144A	Hartford Life and Annuity Insurance Company	PA2	PA225272KAR4	1,648,870	1,648,870	1,672,436	2,030,234	29.04	Corporates	Industrial	BBB-	BBB
592173AE8	METROPOLITAN LIFE INSURANCE CO 144A	Hartford Life and Annuity Insurance Company	PA2	PA2592173AE8	7,490,000	7,490,000	7,425,114	9,424,959	8.84	Corporates	Financial	A	A
71644EAE2	PETRO-CANADA	Hartford Life and Annuity Insurance Company	PA2	PA271644EAE2	14,760,650	14,760,650	15,478,544	18,502,032	9.46	Corporates	Industrial	Baa1	BBB
393154AC3	GREEN MOUNTAIN POWER CORP Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2393154AC3	15,000,000	15,000,000	15,000,000	18,979,430	19.59	Corporates	Utilities	A	A
309588AE1	FARMERS EXCHANGE CAPITAL 144A	Hartford Life and Annuity Insurance Company	PA2	PA2309588AE1	10,700,000	10,700,000	9,225,561	12,136,486	31.54	Corporates	Financial	Baa2	BBB
90131HAX3	21ST CENTURY FOX AMERICA INC	Hartford Life and Annuity Insurance Company	PA2	PA290131HAX3	5,188,430	5,188,430	6,198,600	6,686,205	8.83	Corporates	Industrial	BBB+	BBB
79765RTK5	SAN FRANCISCO CA CITY & CNTY WTR	Hartford Life and Annuity Insurance Company	PA2	PA279765RTK5	10,919,350	10,919,350	13,852,553	13,363,537	18.38	Corporates	Tax Muni	Aa3	AA
74531EAC6	PUGET SOUND ENERGY INC. MTN	Hartford Life and Annuity Insurance Company	PA2	PA274531EAC6	8,025,000	8,025,000	7,835,920	10,171,254	12.19	Corporates	Utilities	A-	A
BHM0078Z7	AQUARION WATER CO OF CT SR UNSEC Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0078Z7	8,500,000	8,500,000	8,500,000	10,908,645	17.50	Corporates	Utilities	A3	A
91324PBQ4	UNITEDHEALTH GROUP INC	Hartford Life and Annuity Insurance Company	PA2	PA291324PBQ4	3,000,000	3,000,000	3,060,236	3,743,457	24.13	Corporates	Financials	A-	A
743917AH9	PRUDENTIAL INSURANCE CO OF AMERICA 144A	Hartford Life and Annuity Insurance Company	PA2	PA2743917AH9	11,097,450	11,097,450	12,270,353	14,537,149	8.50	Corporates	Financials	A	A
172967HA2	CITIGROUP INC	Hartford Life and Annuity Insurance Company	PA2	PA2172967HA2	10,700,000	10,700,000	11,958,269	13,562,325	26.70	Corporates	Financial	BBB	BBB
45138LAT0	IDAHO POWER COMPANY MTN	Hartford Life and Annuity Insurance Company	PA2	PA245138LAT0	5,350,000	5,350,000	5,337,705	6,737,212	20.79	Corporates	Utilities	A-	A
264399ED4	DUKE ENERGY CAROLINAS LLC	Hartford Life and Annuity Insurance Company	PA2	PA2264399ED4	3,979,000	3,979,000	4,838,319	5,027,972	15.79	Corporates	Utilities	A1	A
11041RAL2	BRITISH AEROSPACE FINANCE INC. 144A	Hartford Life and Annuity Insurance Company	PA2	PA211041RAL2	14,284,500	14,284,500	14,425,968	18,485,029	10.50	Corporates	Industrial	BBB	BBB
437076AV4	HOME DEPOT INC	Hartford Life and Annuity Insurance Company	PA2	PA2437076AV4	5,000,000	5,000,000	5,055,374	6,356,345	24.25	Corporates	Industrials	A	A
149123BN0	CATERPILLAR INC	Hartford Life and Annuity Insurance Company	PA2	PA2149123BN0	28,114,250	28,114,250	28,436,964	35,178,939	19.63	Corporates	Industrial	A	A
501044BV2	KROGER CO. (THE)	Hartford Life and Annuity Insurance Company	PA2	PA2501044BV2	5,350,000	5,350,000	5,746,073	7,236,961	12.71	Corporates	Industrial	BBB	BBB
26442CAB0	DUKE ENERGY CAROLINAS LLC	Hartford Life and Annuity Insurance Company	PA2	PA226442CAB0	10,700,000	10,700,000	10,693,580	13,253,223	21.04	Corporates	Utilities	AA-	AA
891490AR5	TOSCO CORP	Hartford Life and Annuity Insurance Company	PA2	PA2891490AR5	5,885,000	5,885,000	6,113,021	7,524,996	10.00	Corporates	Industrial	A-	A
283695BK9	EL PASO NATURAL GAS COMPANY	Hartford Life and Annuity Insurance Company	PA2	PA2283695BK9	2,675,000	2,675,000	3,289,539	3,317,329	15.46	Corporates	Industrial	BBB-	BBB
17275RAD4	CISCO SYSTEMS INC	Hartford Life and Annuity Insurance Company	PA2	PA217275RAD4	18,725,000	18,725,000	18,728,507	23,780,319	22.13	Corporates	Industrial	A1	A
00817YAF5	AETNA INC	Hartford Life and Annuity Insurance Company	PA2	PA200817YAF5	33,374,200	33,374,200	36,882,162	42,458,223	19.46	Corporates	Financials	A-	A
BHM02Z867	CHEYENNE LIGHT FUEL AND PWR Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM02Z867	25,000,000	25,000,000	25,000,000	32,002,000	20.89	Corporates	Utilities	Baa2	BBB
656531AJ9	STATOILHYDRO ASA	Hartford Life and Annuity Insurance Company	PA2	PA2656531AJ9	12,473,525	12,473,525	13,390,017	16,634,356	12.04	Corporates	Non-Corp	A+	A
45138LAS2	IDAHO POWER COMPANY MTN	Hartford Life and Annuity Insurance Company	PA2	PA245138LAS2	13,375,000	13,375,000	13,443,322	16,772,986	20.46	Corporates	Utilities	A-	A
695114CB2	PACIFICORP	Hartford Life and Annuity Insurance Company	PA2	PA2695114CB2	5,350,000	5,350,000	5,335,541	6,728,288	19.59	Corporates	Utilities	A+	A
046353AD0	ASTRAZENECA PLC	Hartford Life and Annuity Insurance Company	PA2	PA2046353AD0	29,425,000	29,425,000	30,937,423	38,066,740	20.71	Corporates	Industrial	A-	A
880451AU3	TENNESSEE GAS PIPELINE CO	Hartford Life and Annuity Insurance Company	PA2	PA2880451AU3	7,222,500	7,222,500	7,359,449	8,731,663	20.25	Corporates	Industrial	BBB-	BBB
207597DV4	CONNECTICUT LIGHT AND POWER CO	Hartford Life and Annuity Insurance Company	PA2	PA2207597DV4	4,681,250	4,681,250	4,679,229	5,969,661	19.42	Corporates	Utilities	A+	A
665772CB3	NORTHERN STATES POWER COMPANY (MIN	Hartford Life and Annuity Insurance Company	PA2	PA2665772CB3	5,403,500	5,403,500	5,387,789	6,998,792	19.42	Corporates	Utilities	A+	A
037411AM7	APACHE CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA2037411AM7	7,230,525	7,230,525	8,320,267	9,571,834	30.63	Corporates	Industrial	BBB	BBB

02765UDN1	AMERICAN MUN PWR OHIO INC	Hartford Life and Annuity Insurance Company	PA2	PA202765UDN1	9,504,275	9,504,275	11,569,416	11,239,375	28.32	Corporates	Tax Muni	A	A
12201PAB2	BURLINGTON RESOURCES FINANCE CO	Hartford Life and Annuity Insurance Company	PA2	PA212201PAB2	29,425,000	29,425,000	29,425,000	37,929,266	14.63	Corporates	Industrial	A-	A
534187BA6	LINCOLN NATIONAL CORP	Hartford Life and Annuity Insurance Company	PA2	PA2534187BA6	10,700,000	10,700,000	11,807,916	13,509,317	23.46	Corporates	Financial	BBB+	BBB
71644EAJ1	PETRO-CANADA	Hartford Life and Annuity Insurance Company	PA2	PA271644EAJ1	7,000,000	7,000,000	7,988,308	9,077,404	21.38	Corporates	Industrials	Baa1	BBB
167725AF7	CHICAGO ILL TRAN AUTH	Hartford Life and Annuity Insurance Company	PA2	PA2167725AF7	10,253,275	10,253,275	11,676,641	12,834,229	16.87	Corporates	Tax Muni	A1	A
172967AS0	CITIGROUP INC	Hartford Life and Annuity Insurance Company	PA2	PA2172967AS0	7,222,500	7,222,500	7,673,483	9,339,617	81.13	Corporates	Financial	BBB+	BBB
209111EU3	CONSOLIDATED EDISON CO OF NEW YORK	Hartford Life and Annuity Insurance Company	PA2	PA2209111EU3	2,500,000	2,500,000	3,369,234	3,383,618	21.25	Corporates	Utilities	A-	A
097023AS4	BOEING COMPANY	Hartford Life and Annuity Insurance Company	PA2	PA2097023AS4	4,633,635	4,633,635	4,820,649	6,273,715	21.13	Corporates	Industrial	A	A
44841SAC3	HUTCHISON WHAMPOA INTERNATIONAL (0 144A	Hartford Life and Annuity Insurance Company	PA2	PA244841SAC3	13,375,000	13,375,000	13,350,853	18,099,598	16.90	Corporates	Industrial	A-	A
64952GAF5	NEW YORK LIFE INSURANCE COMPANY 144A	Hartford Life and Annuity Insurance Company	PA2	PA264952GAF5	2,675,000	2,675,000	3,743,003	3,518,441	22.88	Corporates	Financial	Aa2	AA
915217RY1	UNIVERSITY VA	Hartford Life and Annuity Insurance Company	PA2	PA2915217RY1	16,169,305	16,169,305	18,386,795	21,999,633	22.67	Corporates	Tax Muni	AAA	AAA
695114BT4	PACIFICORP	Hartford Life and Annuity Insurance Company	PA2	PA2695114BT4	8,827,500	8,827,500	8,953,559	12,792,539	14.88	Corporates	Utilities	A+	A
902133AG2	TYCO ELECTRONICS GROUP SA	Hartford Life and Annuity Insurance Company	PA2	PA2902133AG2	12,385,250	12,385,250	13,279,726	16,129,051	20.75	Corporates	Industrial	A-	A
25156PAC7	DEUTSCHE TELEKOM INTL FIN	Hartford Life and Annuity Insurance Company	PA2	PA225156PAC7	16,718,750	16,718,750	17,190,920	24,578,485	13.46	Corporates	Industrial	BBB+	BBB
740816AG8	PRESIDENT AND FELLOWS OF HARVARD 144A	Hartford Life and Annuity Insurance Company	PA2	PA2740816AG8	10,568,925	10,568,925	12,574,116	15,002,462	22.04	Corporates	Industrial	Aaa	AAA
316773CH1	FIFTH THIRD BANCORP	Hartford Life and Annuity Insurance Company	PA2	PA2316773CH1	21,400,000	21,400,000	21,349,645	29,746,856	21.17	Corporates	Financial	Baa1	BBB
233835AQ0	DAIMLERCHRYSLER NORTH AMERICA HLDG	Hartford Life and Annuity Insurance Company	PA2	PA2233835AQ0	7,063,605	7,063,605	8,069,799	10,638,856	14.05	Corporates	Industrial	A-	A
111021AE1	BRITISH TELECOMMUNICATIONS PLC	Hartford Life and Annuity Insurance Company	PA2	PA2111021AE1	14,506,525	14,506,525	16,392,269	22,132,315	13.96	Corporates	Industrial	BBB+	BBB
03523TBF4	ANHEUSER-BUSCH INBEV WORLDWIDE INC	Hartford Life and Annuity Insurance Company	PA2	PA203523TBF4	7,133,690	7,133,690	7,117,036	10,728,314	22.04	Corporates	Industrial	A3	A
90131HBJ3	21ST CENTURY FOX AMERICA INC	Hartford Life and Annuity Insurance Company	PA2	PA290131HBJ3	8,025,000	8,025,000	9,209,581	10,916,014	19.80	Corporates	Industrial	BBB+	BBB
097023AE5	BOEING COMPANY	Hartford Life and Annuity Insurance Company	PA2	PA2097023AE5	11,045,075	11,045,075	13,147,736	16,937,832	14.71	Corporates	Industrial	A	A
13063BJC7	STATE OF CALIFORNIA	Hartford Life and Annuity Insurance Company	PA2	PA213063BJC7	11,761,975	11,761,975	15,196,727	17,716,828	23.84	Corporates	Tax Muni	AA-	AA
91913YAP5	VALERO ENERGY CORP	Hartford Life and Annuity Insurance Company	PA2	PA291913YAP5	5,593,425	5,593,425	5,580,163	8,554,377	22.21	Corporates	Industrial	BBB	BBB
55608PAA2	MACQUARIE BANK LTD 144A	Hartford Life and Annuity Insurance Company	PA2	PA255608PAA2	3,000,000	3,000,000	2,999,937	3,015,027	0.14	Corporates	Financials	A	A
62718QAA3	MURRAY STREET INVESTMENT TRUST I	Hartford Life and Annuity Insurance Company	PA2	PA262718QAA3	3,000,000	3,000,000	2,999,846	3,015,630	0.19	Corporates	Financials	A3	A
BHM02SKS1	GALLAGHER ARTHUR J. & CO. - B Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM02SKS1	5,000,000	5,000,000	5,112,141	5,107,800	0.59	Corporates	Financials	Baa3	BBB
44891AAA5	HYUNDAI CAPITAL AMERICA 144A	Hartford Life and Annuity Insurance Company	PA2	PA244891AAA5	6,000,000	6,000,000	5,994,488	5,998,908	1.22	Corporates	Industrials	Baa1	BBB
26250JAJ9	DRSLF_12-25A B1R 144A	Hartford Life and Annuity Insurance Company	PA2	PA226250JAJ9	4,250,000	4,250,000	4,250,000	4,243,592	5.83	CLO	CLO	AA	AA
26250JAL4	DRSLF_12-25A B2R 144A	Hartford Life and Annuity Insurance Company	PA2	PA226250JAL4	1,750,000	1,750,000	1,750,000	1,747,361	5.83	CLO	CLO	AA	AA
70069FDL8	PPSI_04-WWF1 M3	Hartford Life and Annuity Insurance Company	PA2	PA270069FDL8	19,100,000	11,157,473	10,819,268	11,099,353	0.64	ABS	Home Equity	A+	A
004421PR8	ACE_05-HE4 M2	Hartford Life and Annuity Insurance Company	PA2	PA2004421PR8	20,006,000	4,332,441	4,154,447	4,310,783	0.43	ABS	Home Equity	Baa3	BBB
07388YAG7	BSCMS_07-PW16 AM	Hartford Life and Annuity Insurance Company	PA2	PA207388YAG7	2,100,000	2,100,000	2,097,386	2,127,479	0.38	CMBS	CMBS	A2	A
93364LAD0	WMCMS_07-SL3 AJ 144A	Hartford Life and Annuity Insurance Company	PA2	PA293364LAD0	8,000,000	4,998,062	4,060,075	4,976,520	0.22	CMBS	CMBS	Aaa	AAA
93364LAE8	WMCMS_07-SL3 B 144A	Hartford Life and Annuity Insurance Company	PA2	PA293364LAE8	5,000,000	5,000,000	4,972,746	4,920,300	1.75	CMBS	CMBS	Aa1	AA

CUSIP	Position Description	Legal Entity	Portfolio	Par/Shares	Closing Date Market Value (excl Accrued)	Accrued Interest	UniqueID
61766RBA3	MSBAM_16-C31 XA	Hartford Life and Annuity Insurance Company	PA2	(250,839)	(21,537)	NA	PA261766RBA3
032511BB2	ANADARKO PETROLEUM CORPORATION	Hartford Life and Annuity Insurance Company	PA2	(350,000)	(149,349)	NA	PA2032511BB2
358266CJ1	FRESNO CNTY CA TXBL PENS 04A FGIC	Hartford Life and Annuity Insurance Company	PA2	1,700	899	—	PA2358266CJ1
736679LD1	PORTLAND OR TXBL PENSION CAB MBIA	Hartford Life and Annuity Insurance Company	PA2	4,050	2,809	—	PA2736679LD1
20030NBU4	COMCAST CORPORATION	Hartford Life and Annuity Insurance Company	PA2	500	402	6	PA220030NBU4
60636AMS9	MISSOURI ST HEALTH & EDL FACS	Hartford Life and Annuity Insurance Company	PA2	4,000	3,361	24	PA260636AMS9
92343VDC5	VERIZON COMMUNICATIONS INC	Hartford Life and Annuity Insurance Company	PA2	770	666	9	PA292343VDC5
167486PG8	CHICAGO ILL TAXBL REF	Hartford Life and Annuity Insurance Company	PA2	2,000	1,815	44	PA2167486PG8
9128282A7	TREASURY NOTE (OLD)	Hartford Life and Annuity Insurance Company	PA2	(10,770,000)	(9,650,082)	NA	PA29128282A7
74913EAJ9	QWEST CAPITAL FUNDING	Hartford Life and Annuity Insurance Company	PA2	(1,353,000)	(1,243,786)	NA	PA274913EAJ9
912828U24	TREASURY NOTE (OTR)	Hartford Life and Annuity Insurance Company	PA2	(4,830,000)	(4,492,277)	NA	PA2912828U24
92343VCV4	VERIZON COMMUNICATIONS INC	Hartford Life and Annuity Insurance Company	PA2	27,500	25,618	427	PA292343VCV4
BHM15X6S1	HTFD CONCORDVIL PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(779,068)	(737,203)	NA	PA2BHM15X6S1
BHM1KXMB3	VIRGINIA INTERNATIONAL GATEWAY INC Prvt	Hartford Life and Annuity Insurance Company	PA2	40,385	38,295	234	PA2BHM1KXMB3
BHM0MZCQ6	DESERT SUNLIGHT FUNDING I-GTD Prvt	Hartford Life and Annuity Insurance Company	PA2	84,845	80,493	405	PA2BHM0MZCQ6
540424AR9	LOEWS CORPORATION	Hartford Life and Annuity Insurance Company	PA2	275	257	—	PA2540424AR9
552081AM3	LYONDELLBASELL INDUSTRIES NV	Hartford Life and Annuity Insurance Company	PA2	650	608	8	PA2552081AM3
912810RU4	TREASURY BOND (OTR)	Hartford Life and Annuity Insurance Company	PA2	(2,180,000)	(2,090,160)	NA	PA2912810RU4
912828U57	TREASURY NOTE (OLD)	Hartford Life and Annuity Insurance Company	PA2	(560,000)	(540,662)	NA	PA2912828U57
3132WEB43	MBS	Hartford Life and Annuity Insurance Company	PA2	(806,834)	(778,891)	NA	PA23132WEB43
3132WED25	MBS	Hartford Life and Annuity Insurance Company	PA2	(1,545,382)	(1,492,102)	NA	PA23132WED25
3138WG5Q3	MBS	Hartford Life and Annuity Insurance Company	PA2	(3,451,412)	(3,333,671)	NA	PA23138WG5Q3
3138WHFN7	MBS	Hartford Life and Annuity Insurance Company	PA2	(579,307)	(559,549)	NA	PA23138WHFN7
3140F5QW6	MBS	Hartford Life and Annuity Insurance Company	PA2	(796,465)	(769,313)	NA	PA23140F5QW6
3138WHFR8	MBS	Hartford Life and Annuity Insurance Company	PA2	(1,941,001)	(1,874,833)	NA	PA23138WHFR8
3140F5MJ9	MBS	Hartford Life and Annuity Insurance Company	PA2	(118,161)	(114,134)	NA	PA23140F5MJ9
969457BU3	WILLIAMS COS INC	Hartford Life and Annuity Insurance Company	PA2	(322,000)	(314,353)	NA	PA2969457BU3
912828U65	TREASURY NOTE (OLD)	Hartford Life and Annuity Insurance Company	PA2	(560,000)	(542,566)	NA	PA2912828U65
05565QCD8	BP CAPITAL MARKETS PLC	Hartford Life and Annuity Insurance Company	PA2	250	242	—	PA205565QCD8
92343VCM4	VERIZON COMMUNICATIONS INC	Hartford Life and Annuity Insurance Company	PA2	895	853	12	PA292343VCM4
BHM1ANBZ5	VERIZON CORPORATE SERVICES GROUP I Prvt	Hartford Life and Annuity Insurance Company	PA2	(246,445)	(239,391)	NA	PA2BHM1ANBZ5
BHM13T3U0	HTFD ELEMENT AT PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(852,454)	(830,687)	NA	PA2BHM13T3U0
260543CG6	DOW CHEMICAL COMPANY (THE)	Hartford Life and Annuity Insurance Company	PA2	435	416	1	PA2260543CG6

76112B2D1	RAMP_06-RS2 A3A	Hartford Life and Annuity Insurance Company	PA2	(442,353)	(432,979)	NA	PA276112B2D1
912828T59	TREASURY NOTE (2OLD)	Hartford Life and Annuity Insurance Company	PA2	(310,000)	(304,163)	NA	PA2912828T59
BHM0LCEA1	BASIN ELECTRIC POWER COOPERATIVE I Prvt	Hartford Life and Annuity Insurance Company	PA2	(778,600)	(764,072)	NA	PA2BHM0LCEA1
718549AE8	PHILLIPS 66 PARTNERS LP	Hartford Life and Annuity Insurance Company	PA2	110	108	1	PA2718549AE8
12665UAA2	CVS PASSTHROUGH TRUST 144A	Hartford Life and Annuity Insurance Company	PA2	(17,282)	(16,867)	NA	PA212665UAA2
81745DAE1	SEMT_13-9 A1 144A	Hartford Life and Annuity Insurance Company	PA2	(2,326,394)	(2,295,406)	NA	PA281745DAE1
BHM0RMP52	HTFD LIT IX WHL PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(45,783)	(45,413)	NA	PA2BHM0RMP52
50077LAM8	KRAFT HEINZ FOODS CO	Hartford Life and Annuity Insurance Company	PA2	100	99	2	PA250077LAM8
25470XAE5	DISH DBS CORP	Hartford Life and Annuity Insurance Company	PA2	(1,807,000)	(1,804,741)	NA	PA225470XAE5
591894CB4	METROPOLITAN EDISON COMPANY 144A	Hartford Life and Annuity Insurance Company	PA2	525	524	2	PA2591894CB4
681919AZ9	OMNICOM GROUP INC	Hartford Life and Annuity Insurance Company	PA2	700	699	2	PA2681919AZ9
BHM03GBH0	NJNGC FIRST MORTGAGE BONDS Prvt	Hartford Life and Annuity Insurance Company	PA2	(10,000,000)	(10,000,000)	NA	PA2BHM03GBH0
BHM0MN8Z8	HTFD GAEDEKE PO PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(481,209)	(482,031)	NA	PA2BHM0MN8Z8
32027NVV0	FFML_05-FF9 A4	Hartford Life and Annuity Insurance Company	PA2	(559,822)	(562,541)	NA	PA232027NVV0
BHM15T4C7	HTFD ENCLAVE AT PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(600,470)	(603,572)	NA	PA2BHM15T4C7
14149YBD9	CARDINAL HEALTH INC	Hartford Life and Annuity Insurance Company	PA2	625	604	6	PA214149YBD9
209111FK4	CONSOLIDATED EDISON COMPANY OF NEW	Hartford Life and Annuity Insurance Company	PA2	500	495	10	PA2209111FK4
80282KAE6	SANTANDER HOLDINGS USA INC	Hartford Life and Annuity Insurance Company	PA2	750	748	12	PA280282KAE6
882484AA6	TEXAS HEALTH RESOURCES	Hartford Life and Annuity Insurance Company	PA2	25	25	—	PA2882484AA6
12626PAJ2	CRH AMERICA INC.	Hartford Life and Annuity Insurance Company	PA2	(5,000,000)	(5,033,552)	NA	PA212626PAJ2
BHM0L66Z8	HTFD GRI-REGENC PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(853,637)	(863,720)	NA	PA2BHM0L66Z8
BHM0L6753	HTFD GRI-REGENC PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(609,741)	(618,230)	NA	PA2BHM0L6753
BHM04XRH5	FOOTBALL TRUST IV Prvt	Hartford Life and Annuity Insurance Company	PA2	(4,130,435)	(4,176,971)	NA	PA2BHM04XRH5
BHM0KTWD9	HTFD AQUATERA A PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(938,094)	(952,647)	NA	PA2BHM0KTWD9
66989HAK4	NOVARTIS CAPITAL CORP	Hartford Life and Annuity Insurance Company	PA2	2,775	2,788	2	PA266989HAK4
212015AH4	CONTINENTAL RESOURCES INC	Hartford Life and Annuity Insurance Company	PA2	(405,000)	(412,141)	NA	PA2212015AH4
BHM0JB0A1	HTFD AMB INDUST PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(262,019)	(267,100)	NA	PA2BHM0JB0A1
125581GQ5	CIT GROUP INC	Hartford Life and Annuity Insurance Company	PA2	(545,000)	(554,200)	NA	PA2125581GQ5
BHM0JEJL1	HTFD REGENCY PO PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(238,304)	(243,803)	NA	PA2BHM0JEJL1
BHM0JEJN7	HTFD REGENCY PO PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(877,418)	(899,103)	NA	PA2BHM0JEJN7
853496AB3	STANDARD INDUSTRIES INC 144A	Hartford Life and Annuity Insurance Company	PA2	(339,000)	(344,933)	NA	PA2853496AB3
87264AAL9	T-MOBILE USA INC	Hartford Life and Annuity Insurance Company	PA2	(7,598,000)	(7,849,722)	NA	PA287264AAL9
BHM0JEHH2	HTFD REGENCY PO PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(242,120)	(250,402)	NA	PA2BHM0JEHH2
482480AE0	KLA-TENCOR CORPORATION	Hartford Life and Annuity Insurance Company	PA2	725	755	2	PA2482480AE0

98417EAR1	GLENCORE FINANCE CANADA LTD 144A	Hartford Life and Annuity Insurance Company	PA2	850	849	4	PA298417EAR1
375558BD4	GILEAD SCIENCES INC	Hartford Life and Annuity Insurance Company	PA2	250	259	3	PA2375558BD4
55336VAJ9	MPLX LP	Hartford Life and Annuity Insurance Company	PA2	625	646	15	PA255336VAJ9
BHM0H7EB5	TRANSWESTERN PIPELINE CO SENIOR Prvt	Hartford Life and Annuity Insurance Company	PA2	(5,000,000)	(5,178,771)	NA	PA2BHM0H7EB5
035242AN6	ANHEUSER-BUSCH INBEV FINANCE INC	Hartford Life and Annuity Insurance Company	PA2	440	454	7	PA2035242AN6
63938CAD0	NAVIENT CORP	Hartford Life and Annuity Insurance Company	PA2	(361,000)	(374,989)	NA	PA263938CAD0
92826CAF9	VISA INC	Hartford Life and Annuity Insurance Company	PA2	80	83	2	PA292826CAF9
190760HT8	COBB-MARIETTA GA COLISEUM & EX	Hartford Life and Annuity Insurance Company	PA2	775	807	14	PA2190760HT8
496902AN7	KINROSS GOLD CORP	Hartford Life and Annuity Insurance Company	PA2	(357,000)	(369,495)	NA	PA2496902AN7
4520015Y2	ILLINOIOS ED FACS AUTH REVS	Hartford Life and Annuity Insurance Company	PA2	1,800	1,885	41	PA24520015Y2
BHM014GK7	DODGER TICKETS LLC SER A SR SEC Prvt	Hartford Life and Annuity Insurance Company	PA2	(1,533,927)	(1,614,343)	NA	PA2BHM014GK7
521865AX3	LEAR CORP	Hartford Life and Annuity Insurance Company	PA2	315	330	6	PA2521865AX3
278058AK8	EATON CORP	Hartford Life and Annuity Insurance Company	PA2	375	396	15	PA2278058AK8
BHM01J674	WELLS FARGO-WACHOVIA BANK Prvt	Hartford Life and Annuity Insurance Company	PA2	(1,100,084)	(1,168,639)	NA	PA2BHM01J674
347382AA1	FORT GORDON GA MILITARY HSG 144A	Hartford Life and Annuity Insurance Company	PA2	825	913	2	PA2347382AA1
BHM01JC69	UBS 733 THIRD A PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(708,459)	(770,973)	NA	PA2BHM01JC69
BHM01NWT8	UBS 605 3RD AVE PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(746,423)	(813,254)	NA	PA2BHM01NWT8
752123JH3	RANCHO CUCAMONGA REDEV TAX ALLOC	Hartford Life and Annuity Insurance Company	PA2	100	109	1	PA2752123JH3
718846AM0	PHOENIX AZ CIVIC IMP RENT CAR FGIC	Hartford Life and Annuity Insurance Company	PA2	1,700	1,860	42	PA2718846AM0
67704LAA9	OGLETHORPE PWR CORP GA 1ST MTG 144A	Hartford Life and Annuity Insurance Company	PA2	50,000	54,895	1,114	PA267704LAA9
134011AJ4	CAMP PENDLETON/QUANTICO 144A	Hartford Life and Annuity Insurance Company	PA2	850	946	7	PA2134011AJ4
949746RF0	WELLS FARGO & COMPANY	Hartford Life and Annuity Insurance Company	PA2	630	694	13	PA2949746RF0
BHM02H3Y1	NEW CARDINALS STADIUM LLC Prvt	Hartford Life and Annuity Insurance Company	PA2	(548,702)	(610,517)	NA	PA2BHM02H3Y1
24668PAE7	KONINKLIJKE AHOLD DELHAIZE NV	Hartford Life and Annuity Insurance Company	PA2	665	735	6	PA224668PAE7
126408GU1	CSX CORP	Hartford Life and Annuity Insurance Company	PA2	535	596	3	PA2126408GU1
694308GK7	PACIFIC GAS & ELECTRIC CO	Hartford Life and Annuity Insurance Company	PA2	625	712	9	PA2694308GK7
15135UAF6	CENOVUS ENERGY INC	Hartford Life and Annuity Insurance Company	PA2	(9,850,000)	(11,277,541)	NA	PA215135UAF6
136055AA8	CANADIAN IMPERIAL BANK OF COMMERCE 144A	Hartford Life and Annuity Insurance Company	PA2	9,737	11,149	90	PA2136055AA8
586054AA6	MEMORIAL SLOAN-KETTERING CANCER CT	Hartford Life and Annuity Insurance Company	PA2	165	190	3	PA2586054AA6
21684AAB2	RABOBANK NEDERLAND	Hartford Life and Annuity Insurance Company	PA2	975	1,120	27	PA221684AAB2
68389XAM7	ORACLE CORPORATION	Hartford Life and Annuity Insurance Company	PA2	500	583	10	PA268389XAM7
49337WAJ9	KEYSPAN CORP	Hartford Life and Annuity Insurance Company	PA2	500	583	4	PA249337WAJ9
976657AG1	WISCONSIN ENERGY CORP	Hartford Life and Annuity Insurance Company	PA2	525	611	5	PA2976657AG1
724060AA6	PIPELINE FUNDING COMPANY LLC 144A	Hartford Life and Annuity Insurance Company	PA2	3	4	—	PA2724060AA6

626207YS7	GEORGIA MUN ELEC AUTH	Hartford Life and Annuity Insurance Company	PA2	68,180	81,127	735	PA2626207YS7
143658AH5	CARNIVAL CORPORATION	Hartford Life and Annuity Insurance Company	PA2	270	320	7	PA2143658AH5
199575AV3	COLUMBUS SOUTHERN POWER CO	Hartford Life and Annuity Insurance Company	PA2	525	621	5	PA2199575AV3
048677AG3	ATLANTIC MARINE CORPS COMMUNITIES 144A	Hartford Life and Annuity Insurance Company	PA2	674	802	20	PA2048677AG3
136385AL5	CANADIAN NATURAL RESOURCES LIMITED	Hartford Life and Annuity Insurance Company	PA2	500	602	6	PA2136385AL5
71644EAF9	PETRO-CANADA	Hartford Life and Annuity Insurance Company	PA2	575	688	1	PA271644EAF9
BHM042GE2	CONSOLIDATED EDISON INC Prvt	Hartford Life and Annuity Insurance Company	PA2	(94,592)	(113,193)	NA	PA2BHM042GE2
61980AAD5	MOTIVA ENTERPRISES LLC 144A	Hartford Life and Annuity Insurance Company	PA2	25	30	1	PA261980AAD5
56585AAF9	MARATHON PETROLEUM CORP	Hartford Life and Annuity Insurance Company	PA2	275	330	4	PA256585AAF9
459200GS4	INTERNATIONAL BUSINESS MACHINES CO	Hartford Life and Annuity Insurance Company	PA2	825	989	23	PA2459200GS4
36186CBY8	ALLY FINANCIAL INC	Hartford Life and Annuity Insurance Company	PA2	(557,000)	(668,400)	NA	PA236186CBY8
887315AM1	HISTORIC TW INC	Hartford Life and Annuity Insurance Company	PA2	75	91	2	PA2887315AM1
626207YF5	GEORGIA MUN ELEC AUTH PWR REV	Hartford Life and Annuity Insurance Company	PA2	300	372	3	PA2626207YF5
25272KAR4	DIAMOND 1 FINANCE CORPORATION/DIAM 144A	Hartford Life and Annuity Insurance Company	PA2	130	158	4	PA225272KAR4
71644EAE2	PETRO-CANADA	Hartford Life and Annuity Insurance Company	PA2	350	430	12	PA271644EAE2
90131HAX3	21ST CENTURY FOX AMERICA INC	Hartford Life and Annuity Insurance Company	PA2	570	696	3	PA290131HAX3
79765RTK5	SAN FRANCISCO CA CITY & CNTY WTR	Hartford Life and Annuity Insurance Company	PA2	650	805	3	PA279765RTK5
743917AH9	PRUDENTIAL INSURANCE CO OF AMERICA 144A	Hartford Life and Annuity Insurance Company	PA2	550	686	18	PA2743917AH9
11041RAL2	BRITISH AEROSPACE FINANCE INC. 144A	Hartford Life and Annuity Insurance Company	PA2	500	621	15	PA211041RAL2
149123BN0	CATERPILLAR INC	Hartford Life and Annuity Insurance Company	PA2	750	946	13	PA2149123BN0
00817YAF5	AETNA INC	Hartford Life and Annuity Insurance Company	PA2	800	998	24	PA200817YAF5
656531AJ9	STATOILHYDRO ASA	Hartford Life and Annuity Insurance Company	PA2	475	603	12	PA2656531AJ9
880451AU3	TENNESSEE GAS PIPELINE CO	Hartford Life and Annuity Insurance Company	PA2	500	627	6	PA2880451AU3
207597DV4	CONNECTICUT LIGHT AND POWER CO	Hartford Life and Annuity Insurance Company	PA2	750	954	23	PA2207597DV4
665772CB3	NORTHERN STATES POWER COMPANY (MIN	Hartford Life and Annuity Insurance Company	PA2	500	642	15	PA2665772CB3
037411AM7	APACHE CORPORATION	Hartford Life and Annuity Insurance Company	PA2	475	617	10	PA2037411AM7
02765UDN1	AMERICAN MUN PWR OHIO INC	Hartford Life and Annuity Insurance Company	PA2	725	942	12	PA202765UDN1
167725AF7	CHICAGO ILL TRAN AUTH	Hartford Life and Annuity Insurance Company	PA2	1,725	2,245	58	PA2167725AF7
172967AS0	CITIGROUP INC	Hartford Life and Annuity Insurance Company	PA2	500	651	10	PA2172967AS0
097023AS4	BOEING COMPANY	Hartford Life and Annuity Insurance Company	PA2	365	491	7	PA2097023AS4
915217RY1	UNIVERSITY VA	Hartford Life and Annuity Insurance Company	PA2	695	940	10	PA2915217RY1
695114BT4	PACIFICORP	Hartford Life and Annuity Insurance Company	PA2	500	683	1	PA2695114BT4
902133AG2	TYCO ELECTRONICS GROUP SA	Hartford Life and Annuity Insurance Company	PA2	750	1,016	8	PA2902133AG2
25156PAC7	DEUTSCHE TELEKOM INTL FIN	Hartford Life and Annuity Insurance Company	PA2	250	345	10	PA225156PAC7

740816AG8	PRESIDENT AND FELLOWS OF HARVARD 144A	Hartford Life and Annuity Insurance Company	PA2	75	104	2	PA2740816AG8
233835AQ0	DAIMLERCHRYSLER NORTH AMERICA HLDG	Hartford Life and Annuity Insurance Company	PA2	395	560	12	PA2233835AQ0
111021AE1	BRITISH TELECOMMUNICATIONS PLC	Hartford Life and Annuity Insurance Company	PA2	475	679	19	PA2111021AE1
03523TBF4	ANHEUSER-BUSCH INBEV WORLDWIDE INC	Hartford Life and Annuity Insurance Company	PA2	310	449	9	PA203523TBF4
097023AE5	BOEING COMPANY	Hartford Life and Annuity Insurance Company	PA2	925	1,362	16	PA2097023AE5
13063BJC7	STATE OF CALIFORNIA	Hartford Life and Annuity Insurance Company	PA2	3,025	4,566	16	PA213063BJC7
91913YAP5	VALERO ENERGY CORP	Hartford Life and Annuity Insurance Company	PA2	575	944	12	PA291913YAP5
55608PAA2	MACQUARIE BANK LTD 144A	Hartford Life and Annuity Insurance Company	PA2	(3,000,000)	(3,000,000)	NA	PA255608PAA2
62718QAA3	MURRAY STREET INVESTMENT TRUST I	Hartford Life and Annuity Insurance Company	PA2	(3,000,000)	(3,000,000)	NA	PA262718QAA3
BHM02SKS1	GALLAGHER ARTHUR J. & CO. - B Prvt	Hartford Life and Annuity Insurance Company	PA2	(5,000,000)	(5,000,000)	NA	PA2BHM02SKS1
44891AAA5	HYUNDAI CAPITAL AMERICA 144A	Hartford Life and Annuity Insurance Company	PA2	(6,000,000)	(6,000,000)	NA	PA244891AAA5
26250JAJ9	DRSLF_12-25A B1R 144A	Hartford Life and Annuity Insurance Company	PA2	(4,250,000)	(4,250,000)	NA	PA226250JAJ9
26250JAL4	DRSLF_12-25A B2R 144A	Hartford Life and Annuity Insurance Company	PA2	(1,750,000)	(1,750,000)	NA	PA226250JAL4
70069FDL8	PPSI_04-WWF1 M3	Hartford Life and Annuity Insurance Company	PA2	(11,157,473)	(11,157,473)	NA	PA270069FDL8
004421PR8	ACE_05-HE4 M2	Hartford Life and Annuity Insurance Company	PA2	(4,332,441)	(4,332,441)	NA	PA2004421PR8
07388YAG7	BSCMS_07-PW16 AM	Hartford Life and Annuity Insurance Company	PA2	(2,100,000)	(2,100,000)	NA	PA207388YAG7
93364LAD0	WMCMS_07-SL3 AJ 144A	Hartford Life and Annuity Insurance Company	PA2	(4,998,062)	(4,998,062)	NA	PA293364LAD0
93364LAE8	WMCMS_07-SL3 B 144A	Hartford Life and Annuity Insurance Company	PA2	(5,000,000)	(5,000,000)	NA	PA293364LAE8

EXHIBIT A
BENEFICIARY REQUEST FOR WITHDRAWAL
The undersigned, the [insert position] and [insert position], each a duly authorized officer of Hartford Life and Annuity Insurance Company (“Beneficiary”), do hereby certify that, pursuant to Section 2 of the Trust Agreement dated as of [ ], 2018, entered into by and among Beneficiary, Commonwealth Annuity and Life Insurance Company (“Commonwealth”) and The Bank of New York Mellon (the “Trustee”) (the “Trust Agreement”) and the Annuity Reinsurance Agreement dated as of [ ], 2018, between Beneficiary and Commonwealth (the “Reinsurance Agreement”), Beneficiary is entitled to withdraw from the Trust Account (as defined in the Trust Agreement) established by Commonwealth for the benefit of Beneficiary pursuant to the Trust Agreement, Assets with a current fair market value equal to $[_______] for the purpose[s] specified in Section 9.8(a) of the Reinsurance Agreement.
[Certification to specify the basis for the withdrawal.]
Beneficiary hereby requests that the Trustee immediately transfer to Beneficiary all right, title and interest in those Assets set forth on Schedule A attached hereto (which Assets have a fair market value equal to $[_____]) from the Trust Account established by Commonwealth for the benefit of Beneficiary pursuant to the Trust Agreement. [Insert transfer instructions.]
[If Bank Loans-[The Trustee is instructed to deliver to the Beneficiary the Loan Assignment Documents applicable to Loan No. ____________] OR [The Trustee is instructed to endorse, date and transfer the applicable Loan Assignment Documents or other transfer documents attached hereto to the Beneficiary]].

This Certificate is a “Beneficiary Request for Withdrawal” within the meaning of Section 2(a) of the Trust Agreement.
Please notify the Grantor within two (2) Business Days of delivery of the withdrawn Assets.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Dated:
Name:
Title:

Dated:
Name:
Title:

cc: Grantor

EXHIBIT B
GRANTOR REQUEST FOR WITHDRAWAL
The undersigned, the [insert position] and a duly authorized officer of Commonwealth Annuity and Life Insurance Company (“Commonwealth”), does hereby request that, pursuant to Section 2 of the Trust Agreement dated as of [___], 2018, entered into by and among Hartford Life and Annuity Insurance Company (“Beneficiary”), Commonwealth and The Bank of New York Mellon (the “Trustee”) (the “Trust Agreement”) and the Annuity Reinsurance Agreement dated as of [___], 2018, between Beneficiary and Commonwealth (the “Reinsurance Agreement”), Commonwealth withdraw from the Trust Account (as defined in the Trust Agreement) established by Commonwealth for the benefit of Beneficiary pursuant to the Trust Agreement, Assets with a current fair market value equal to $[_____].
[Commonwealth hereby directs the Trustee to immediately deliver to Beneficiary cash in the amount of $[_____]. Commonwealth hereby attaches a copy of the applicable Monthly Reinsurance Settlement Report and hereby certifies that the conditions described in Section 9.6 of the Reinsurance Agreement and Section 2(d)(i) of the Trust Agreement have been met.] [Note: for use if the proviso set forth in Section 9.6 applies.]
[Commonwealth hereby directs the Trustee to deliver to [Commonwealth or its designee] [the Assets specified below] [and] [cash in the amount of $[_____], immediately following the fifth (5th) Business Day after the date hereof unless Beneficiary shall have objected to such withdrawal in writing within such five (5) Business Day period.] [Note: for use if the proviso set forth in Section 9.6 does not apply.]
[Insert transfer instructions]
This Certificate is a “Grantor Request for Withdrawal” within the meaning of Section 2(c) of the Trust Agreement.
Please notify the Beneficiary within two (2) Business Days of delivery of the withdrawn Assets.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

Dated:
Name:
Title:

With copy to: [Note: for use if the proviso set forth in Section 9.6 does not apply.]
Hartford Life and Annuity Insurance Company
[Address]
Facsimile:
Attention:

EXHIBIT C

PROVISIONS OF THE REINSURANCE AGREEMENT
Set forth below is the text of the provisions of the Reinsurance Agreement that are referenced in this Agreement.
Section 8.1.
Recapture Events. Each of the following shall constitute a “Recapture Event”:
(a)     (i) the Reinsurer ceases to or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debt as they become due, subject to applicable grace periods, (ii) the Reinsurer initiates or commences the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or for all or substantially all of its assets, (iii) the Reinsurer becomes subject to any liquidation, insolvency, rehabilitation, conservation, supervision or similar proceeding against the Reinsurer by a Governmental Authority having jurisdiction over the Reinsurer, or (iv) the Reinsurer takes any action to effectuate or authorize any of the foregoing;
(b)     (A) the Reinsurer fails to (1) fund the Trust Account for any amounts not subject to a good faith dispute that are required to be deposited therein by the Reinsurer in accordance with Section 9.5 and with the terms of the Trust Agreement, or (2) perform or observe any of the material terms and conditions of this Agreement or the Trust Agreement, including a failure to pay the Company any amount due under this Agreement that is not subject to a good faith dispute; and (B) any such failure continues for twenty (20) Business Days after the date on which the Reinsurer becomes aware of such failure, including, but not limited to, the date on which the Company notifies the Reinsurer in writing of such failure, it being understood that a breach by the Reinsurer of Section 14.1 or Section 14.2, or any representation or warranty contained in this Agreement shall not constitute a Recapture Event;
(c)    with respect to a recapture of solely the Reinsured Contracts retroceded to the Retrocessionaire, if applicable and if any, the Retrocessionaire fails to perform or observe any of the material terms and conditions of the Retrocession Trust Agreement and such failure continues for twenty (20) Business Days after the expiration of any applicable cure period in the Retrocession Trust Agreement;
(d)    a Reinsurance Credit Event continues for the lesser of (x) ninety (90) calendar days and (y) the period from inception of such Reinsurance Credit Event to the “as of” date of the Company’s next statutory financial statement, and the Reinsurer has not taken action which would enable the Company to receive full statutory financial statement credit for reinsurance ceded to the Reinsurer under this Agreement, and the Company has acted in compliance with its obligations under Section 17.1(c); or
(e)    (i) the Reinsurer’s RBC Ratio is below [REDACTED] in any quarterly period and (ii) the Reinsurer has not within thirty (30) calendar days of such shortfall provided the Company with evidence reasonably satisfactory to the Company that the Reinsurer has either (i) restored its RBC Ratio to [REDACTED] or (ii) entered into a letter of intent whereby the Reinsurer and an affiliated insurance company agree to effect a novation causing this Agreement to be novated to such an affiliated insurance company that has capital in excess of [REDACTED] and an RBC Ratio (or the local equivalent if not a U.S. entity) in excess of [REDACTED], subject only to obtaining any required regulatory and third party consents. Such affiliated insurance company must either be authorized in the domiciliary state of the Company (provided that such domiciliary state is a jurisdiction with substantially similar requirements as the Company’s domiciliary state as of the Closing Date) or provide collateral, sufficient to provide the Company full financial statement credit, in accordance with the credit for reinsurance requirements of the domiciliary state of the Company (provided that such domiciliary state is a jurisdiction with substantially similar requirements as the Company’s domiciliary state as of the Closing Date). If regulatory and third party consents are not obtained within thirty (30) calendar days of the date of the letter of intent, then the Company may immediately recapture the Reinsured Contracts.
Each calendar quarter, the Reinsurer shall provide to the Company the RBC Ratio of the Reinsurer calculated in accordance with then Applicable Law and Schedule H, (i) based on the Reinsurer’s good faith estimate as of the last day of such calendar quarter (other the last quarter of a calendar year), using, to the extent any factors are not reasonably available, hypothetical amounts derived from reasonable estimation and annualization or (ii) calculated by the Reinsurer as of such calendar year, as applicable. Each such calculation shall include reasonable supporting detail with respect to such calculation.
The Reinsurer will notify the Company promptly in writing, in reasonable detail, of any Recapture Event or any event or circumstance it becomes aware of that, with the giving of notice or the passage of time, would reasonably be expected to constitute a Recapture Event. The Company will notify the Reinsurer promptly in writing, in reasonable detail, upon becoming aware of a Recapture Event or any event or circumstance that, with the giving of notice or the passage of time, would reasonably be expected to constitute such a Recapture Event.
Section 9.5.
Rebalancing the Trust Account. If the Trust Account Balance as of the end of any calendar month after the Closing Date is less than (x) the Required Balance as set forth in the statement contemplated by Section 6.2(b) for such calendar month, minus if applicable, amounts withdrawn by the Company in accordance with Section 9.8 that are subject to a good faith dispute, provided that such reduction shall only be permitted to the extent that such disputed amount has not already been reflected in the NAIC Reserves incorporated in the Required Balance, minus (y) if applicable, the Retrocession Trust Account Balance (if any) as set forth in such statement, then, unless such shortfall shall have been cured by assets deposited into the Retrocession Trust Account, the Reinsurer shall deposit additional Eligible Trust Account Assets into the Trust Account within fifteen (15) Business Days following the date such shortfall is determined so that the Trust Account Balance is no less than the Required Balance set forth in such statement, minus if applicable, amounts withdrawn by the Company in accordance with Section 9.8 that are subject to a good faith dispute, provided that such reduction shall only be permitted to the extent that such disputed amount has not already been reflected in the NAIC Reserves incorporated in the Required Balance, minus if applicable, the Retrocession Trust Account Balance (if any) set forth in such statement; provided, however, that as of and after the occurrence of a Reinsurance Credit Event and provided that a statutory trust is put in place to secure reinsurance credit in accordance with Section 17.1, for purposes of any provision of this Agreement, if applicable, the Retrocession Trust Account Balance shall not be subtracted for purposes of the calculations under the preceding sentence other than, if applicable, amounts withdrawn by the Company in accordance with Section 9.8 that are subject to a good faith dispute, provided that such reduction shall only be permitted to the extent that such disputed amount has not already been reflected in the NAIC Reserves incorporated in the Required Balance. Without limiting the foregoing, if an asset in the Trust Account no longer qualifies as an Eligible Trust Account Asset, then, within fifteen (15) Business Days following the date on which the Reinsurer becomes aware of such circumstance, the Reinsurer shall replace such asset with one or more Eligible Trust Account Assets in accordance with Section 9.7. Notwithstanding the foregoing, should any asset in the Trust Account become impaired under SAP the Reinsurer shall, as promptly as practicable but in no event later than five (5) Business Days following the date on which the Reinsurer becomes aware of such circumstances, deposit or substitute additional assets constituting Eligible Trust Account Assets in accordance with this Section 9.5 or Section 9.7, to the extent required such that the Trust Account Balance is no less than the balance required as of the end of the month preceding the month in which the impairment occurred.
Section 9.6.
Trust Account Withdrawals. If, as of any month end on and after the Closing Date, (x) the Trust Account Balance exceeds the Required Balance, minus if applicable, amounts withdrawn by the Company in accordance with Section 9.8 that are subject to a good faith dispute, provided that such reduction shall only be permitted to the extent that such disputed amount has not already been reflected in the NAIC Reserves incorporated in the Required Balance, minus (y) if applicable, the Retrocession Trust Account Balance (if any), then within ten (10) Business Days after the Reinsurer’s receipt of a Monthly Reinsurance Settlement Report for such month end, the Reinsurer may make a written demand to the Trustee to release to the Reinsurer assets in the Trust Account and the Trustee shall release such assets, subject to the Company’s prior written consent, which consent shall be granted if all of the following conditions and those set forth in clause (x) above are satisfied after any such withdrawal and shall be deemed granted if the Company has not provided the Reinsurer and Trustee a written response within five (5) Business Days of receipt of Reinsurer’s written demand: (a) no Recapture Event has occurred and is continuing (unless a recapture in respect of such Recapture Event is no longer exercisable); (b) the Book Value, including accrued interest for so long as such interest is credited by the Trustee, of the Trust Account assets shall be no less than the Required Balance, minus if applicable, amounts withdrawn by the Company in accordance with Section 9.8 that are subject to a good faith dispute, provided that such reduction shall only be permitted to the extent that such disputed amount has not already been reflected in the NAIC Reserves incorporated in the Required Balance, minus if applicable, the Retrocession Trust Account Balance (if any) after such withdrawal; and (c) all the assets held in the Trust Account after such withdrawal are Eligible Trust Account Assets; provided, however, that with respect to any withdrawal and transfer of cash in connection with the payment by the Reinsurer of an amount specified in a Monthly Reinsurance Settlement Report, if the conditions in (x) and (a) through (c) are all met, the Reinsurer may direct the Trustee to release such cash to the Company without prior notice to or approval by the Company, upon presentation to the Trustee of (i) a copy of the applicable Monthly Reinsurance Settlement Report delivered by the Company to the Reinsurer and (ii) a certification to the Trustee, with a copy to the Company, that such conditions are met.
Section 9.7.
Substitution of Assets. The Reinsurer shall have the right to instruct the Trustee to substitute or exchange assets contained within the Trust Account provided that (i) the replacement assets are Eligible Trust Account Assets; (ii) the replacement assets shall be deposited in the Trust Account on the same day of substitution or exchange, (iii) the aggregate Book Value, including accrued interest for so long as such interest is credited by the Trustee, of the replacement assets are at least equal to the aggregate Book Value, including accrued interest for so long as such interest is credited by the Trustee, of the assets being removed from the Trust Account; and (iv) the aggregate Fair Market Value, including accrued interest for so long as such interest is credited by the Trustee, of the replacement assets is at least equal to the aggregate Fair Market Value, including accrued interest for so long as such interest is credited by the Trustee, of the assets being removed from the Trust Account.

Section 9.8(a).
Permitted Use of Trust Account Assets.
(a) The Company shall be permitted to withdraw assets from the Trust Account only if (x) a Recapture Event has occurred and is continuing and (y) the Reinsurer has not paid an amount in full that is due and owing to the Company under this Agreement and any applicable payment period respect thereof; and then only for one or more of the following purposes: (1) to pay, or reimburse the Company for, amounts due, but not yet recovered from, the Reinsurer under this Agreement in order to satisfy liabilities of the Reinsurer under this Agreement; and (2) to pay expenses relating to the withdrawal, liquidation or enforcement of legal rights with respect to the Trust Account assets to the extent such amounts are not being disputed by the Reinsurer in good faith.

Form of Monthly Reinsurance Settlement Report. [see attached]

EXHIBIT D
CERTIFICATION OF WITHDRAWAL
The undersigned, the [insert position] and a duly authorized officer of Commonwealth Annuity and Life Insurance Company (“Commonwealth”), does hereby certify that, pursuant to Section 2 of the Trust Agreement dated as of [___], 2018, entered into by and among Hartford Life and Annuity Insurance Company (“Beneficiary”), Commonwealth and The Bank of New York Mellon (the “Trustee”) (the “Trust Agreement”) and the Annuity Reinsurance Agreement dated as of [___], 2018, between Beneficiary and Commonwealth (the “Reinsurance Agreement”), Commonwealth has withdrawn from the Trust Account (as defined in the Trust Agreement) established by Commonwealth for the benefit of Beneficiary pursuant to the Trust Agreement, Assets with a current fair market value equal to $[_____]. Commonwealth hereby attaches a copy of the applicable Monthly Reinsurance Settlement Report and hereby certifies that the conditions described in Section 9.6 of the Reinsurance Agreement have been met.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

Dated:
Name:
Title:

EXHIBIT E
CERTIFICATION OF WITHDRAWAL
The undersigned, the [insert position] and a duly authorized officer of Hartford Life and Annuity Insurance Company (“Hartford”), does hereby certify that, pursuant to Section 2 of the Trust Agreement dated as of [___], 2018, entered into by and among [___] (“Grantor”), Hartford and The Bank of New York Mellon (the “Trustee”) (the “Trust Agreement”) and the Annuity Reinsurance Agreement dated as of [___], 2018, between Grantor and Hartford (the “Reinsurance Agreement”), Hartford has withdrawn from the Trust Account (as defined in the Trust Agreement) established by Grantor for its benefit pursuant to the Trust Agreement, Assets with a current fair market value equal to $[_____]. Hartford hereby certifies that the conditions described in Section 9.8(a) of the Reinsurance Agreement have been met.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Dated:
Name:
Title:

EXHIBIT F
INVESTMENT GUIDELINES

Capitalized terms used in these Investment Guidelines that are not defined herein shall have the meanings ascribed to such terms in the Reinsurance Agreement.

The Reinsurer shall have full authority to buy and sell investments for the Trust Account unless specifically limited or restricted by these investment guidelines or by the insurance laws and regulations of the State of Connecticut or the Commonwealth of Massachusetts (as in effect from time to time) (for purposes of this Exhibit 4, “Insurance Laws”). The foregoing summary is intended to serve as a guide and any and all investments must (i) comply with the more restrictive of such Insurance Laws, including, but not limited to, Conn. Gen. Statute Section 38a-102c and Massachusetts Ins. Code Section 175:63 and (ii) be considered “admitted assets” under the Insurance Laws. For purposes of applying these guidelines, the assets held in the Trust Account will be considered all of the assets of a life insurance company writing the Reinsured Contracts.
In addition, the Reinsurer may not incur indebtedness (through margin or otherwise) in the Trust Account; provided that, for the avoidance of doubt, this limitation shall not prohibit the Reinsurer from acquiring investments or instruments otherwise permitted pursuant to these investment guidelines.
Investment Limits
All limits referred to herein are with respect to statutory book value.

Asset Class Limitations	Limit
US obligations	[REDACTED]
US state/municipal obligations	[REDACTED]
US agency obligations	[REDACTED]
Canadian municipal and agency obligations	[REDACTED]
NAIC 1-2 corporate bonds	[REDACTED]
Total financial companies/banks obligations	[REDACTED]
NAIC 1-2 structured securities	[REDACTED]
Common stock/futures/LPs	[REDACTED]
Investments in affiliates	[REDACTED]
Emerging markets	[REDACTED]
Qualified mortgage loans[1]	[REDACTED]
Cash & repo	[REDACTED]
Obligations to all foreign countries rated lower than AA	[REDACTED]
Aggregate foreign obligations and investments (regardless of rating)	[REDACTED]
Tangible investments, non-income producing real estate & portion of loan secured by unqualified mortgage loans[2]	[REDACTED]
Securities registered under Securities Act of 1933 not rated NAIC 1-2	[REDACTED]

1    Qualified mortgage loans are (1) commercial mortgage loans that have LTV of less than 75% or (2) residential (1-4 family) mortgage loans that have LTV of less than 75%, which are not more than 90 days delinquent in payment.
2    Unqualified mortgage loans are mortgage loans that are not Qualified Mortgage Loans and are not more than 90 days delinquent in payment.

Limitations on Obligations With Ratings from the SVO of the NAIC	Limit
NAIC 3-6	[REDACTED]
NAIC 4-6	[REDACTED]
NAIC 5-6	[REDACTED]
NAIC 6	[REDACTED]

Concentration Limits in Single Obligor	Limit
Issued or guaranteed by any agency, state, development bank (excl. general obligations of any state)	[REDACTED]
NAIC 1-2 (maturity greater than 1yr)	[REDACTED]
NAIC 3-6	[REDACTED]
NAIC 4-6	[REDACTED]
Securities registered under Securities Act of 1933 not rated NAIC 1-2	[REDACTED]
Obligations to each foreign country rated AA or higher	[REDACTED]
Obligations to each foreign country rated lower than AA	[REDACTED]
Common stock, LP interest or other equity interests (incl. preferred stock) in single institution	[REDACTED]
Real Estate investment or other tangible investment	[REDACTED]

EXHIBIT G

Form of Substitution Notice

[DATE]

The Bank of New York Mellon
101 Barclay Street
Mailstop: 101-0850
New York, New York 10286
Attention: Insurance Trust

Re:
Substitution Notice re Trust Agreement dated as of ___________, by and among Commonwealth Annuity and Life Insurance Company, (the “Grantor”), Hartford Life and Annuity Insurance Company, (the “Beneficiary”), and The Bank of New York Mellon, (the “Trustee”), as amended, supplemented or otherwise modified (the “Trust Agreement”).

Capitalized terms shall have the meanings ascribed to them in the Trust Agreement. We hereby direct you pursuant to Section 4(c) of the Trust Agreement to substitute the Assets identified in paragraph 1 below for the Assets currently deposited in the from the Trust Account and identified in paragraph 2 below:
1.    [Specify list of substitute Assets to be received][CUSIP]
2.    [Specify list of Assets to be substituted][CUSIP]
We hereby certify that (i) the assets to be deposited in the Trust Account are Eligible Investments, (ii) the aggregate Book Value of the substitute Assets are greater than or equal to the aggregate Book Value of the Assets being replaced and (iii) have an aggregate fair market value greater than or equal to the aggregate fair market value of the Assets being replaced.
Promptly return the substituted Assets to [Grantor] as follows:
[Specify delivery instructions]
Very truly yours,

[Grantor][Investment Manager]

By: _________________________
Name:
Title:

cc:    Beneficiary

EXHIBIT H
FORM OF GRANTOR SERVICING NOTICE

From:    Commonwealth Annuity and Life Insurance Company (“Grantor”)
To:    The Bank of New York Mellon (“Trustee”)
cc:    Hartford Life and Annuity Insurance Company (“Beneficiary”)
Date:    [ ]

Re:	Grantor Servicing Notice

We refer to Section 4(j) of the Trust Agreement. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Trust Agreement.

We hereby (i) certify that (a) the transfer of the following [Asset or Assets] is required in connection with [the pay-off of the following Commercial Mortgage Loan/Bank Loan] / [the sale of the following Commercial Mortgage Loan/Bank Loan by the Grantor] / [the restructuring, foreclosure, deed-in-lieu or other liquidation of the following defaulted Commercial Mortgage Loan/Bank Loan] and (b) that the proceeds from the transfer of such [Asset or Assets] will be paid to the Trustee within three (3) Business Days, and (ii) give you notice that we are exercising our right withdraw the following [Assets or Assets] from the Trust Account.
Please deliver the following [Asset or Assets] to or for the account of the Person named below at the address specified below:
[The Trustee is instructed to deliver to the Grantor the undated Loan Assignment Documents and original promissory note applicable to Commercial Mortgage Loan No. ____________].
[The Trustee is instructed to deliver to the Grantor the undated Loan Assignment Documents and original promissory note applicable to [Identify Loan]].
You shall not take any action under this notice until the passage of three (3) Business Days from your receipt hereof.

GRANTOR
By:
Name:
Title:

EXHIBIT I
FORM OF DOCUMENT RELEASE LETTER

[Servicer]	Date:

Re:	Servicing Agreement dated as of [______], between [Servicer] for Commonwealth Annuity and Life Insurance Company, and affiliate organizations, as the Owner. Trust Account No. [________]

In connection with the administration of the below commercial mortgage loan(s) serviced by you and the servicing file related thereto held by you as the Servicer on behalf of the Owner, we request and authorize the release of the servicing file for the [Loan] described below to the Bank of New York Mellon as Trustee (the “Trustee”) under the Trust Agreement dated [____] among Commonwealth Annuity and Life Insurance Company, [•] (the “Beneficiary”), or to the Beneficiary, in each case upon request of the Trustee. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Servicing Agreement.

Borrower’s Name:
Property Name & Address:

Loan Number:

Note Amount:

Mortgage Dated:

Ship To:
___________________________________________
___________________________________________
___________________________________________
___________________________________________

Reason for Requesting Documents (check one):
X Asset Loan to be: Sold, Transferred or Otherwise Liquidated - Date:

If all or part of the servicing file was previously released to us, please release to us previous correspondence related thereto on file with you, as well as any additional documents in your possession relating to the specified [Loan].

Commonwealth Annuity and Life Insurance
Company

By:        ____________________
Name/Title:    ____________________

The undersigned Servicer hereby acknowledges its agreement to deliver the Servicing File to .

[Servicer]
By:        ____________________

EXHIBIT J
FORM OF CML ASSIGNMENT DOCUMENT CERTIFICATION

From:    [Commonwealth Annuity and Life Insurance Company (“Grantor”)/[•] (“Beneficiary)]
To:    The Bank of New York Mellon (“Trustee”)
cc:    [Hartford Life and Annuity Insurance Company (“Beneficiary”)/ Commonwealth Annuity and Life Insurance Company (“Grantor”)]
Date:    [ ]
Re:    CML Assignment Documentation Certification: Trust Account No. [___________]
We hereby certify that, in connection with the deposit of [Identify Commercial Mortgage Loan] into the Trust Account, the following documents and instruments are being provided to the Trustee:
i.            [Original allonge executed in favor of the Trustee, attaching the original Note and any prior Note assignment documents

ii.	Copies of the Assignment of the [[Mortgage]/Loan/[Deed of Trust] and Assignment of Leases and Rents] executed in favor of the Trustee
iii.            Copies of the UCC-3 assignments of Secretary of State Filings and Fixture Filings, as to the Trustee
iv.           Original Omnibus Assignment Agreement in favor of the Trustee, executed in favor of the Trustee]
v.    [Original Participation Certificate and a copy of the Participation Agreement]
vi.    Original Document Release Letter

All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Trust Agreement.

[GRANTOR]/[BENEFICIARY]
By:
Name:
Title:

EXHIBIT K
Form of Bank Loan Delivery Certification

From:    [Commonwealth Annuity and Life Insurance Company (“Grantor”)/[•] (“Beneficiary)]
To:    The Bank of New York Mellon (“Trustee”)
cc:    [Hartford Life and Annuity Insurance Company (“Beneficiary”)/ Commonwealth Annuity and Life Insurance Company (“Grantor”)]
Date:    [ ]
Re:    Bank Loan Delivery Certification: Trust Account No. [___________]
We hereby certify that, in connection with the deposit of the [Bank Loan identifying information] into the Trust Account, the following Loan Documents are contained in the Loan Document File, and we further certify that such documents and instruments are accurate and complete:

i.            Original allonge executed in favor of the Trustee, attaching the original Note and any prior Note assignment documents
ii.        [Copies of the UCC-3 assignments of Secretary of State Filings and Fixture Filings, as to the Trustee]
iii.           Original Omnibus Assignment Agreement in favor of the Trustee, executed in favor of the Trustee]
___    __________________________________________________________

Yours faithfully,

[GRANTOR]/[BENEFICIARY]

By:
Name:
Title:

EXHIBIT 2
FORM OF RETROCESSION TRUST AGREEMENT
[see attached]

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [REDACTED]

Exhibit 2
TRUST AGREEMENT 1
This TRUST AGREEMENT, dated [___], 2018 (this “Agreement”), among Commonwealth Annuity and Life Insurance Company, an insurance company organized under the Laws of the State of Massachusetts (the “Beneficiary”), [___], a life insurance company organized under the laws of the State of Connecticut (the “Direct Insurer”), [Retrocessionaire], a life insurance company organized under the laws of [__] (the “Grantor”) and [The Bank of New York Mellon], a [New York] banking corporation (the “Trustee”) (the Grantor, the Beneficiary, the Direct Insurer and the Trustee are hereinafter each sometimes referred to individually as a “Party” and collectively as the “Parties”).
WITNESSETH:
WHEREAS, pursuant to an Annuity Reinsurance Agreement, dated as of [___], 2018, by and between the Beneficiary and the Direct Insurer, the Direct Insurer is ceding to the Beneficiary, and the Beneficiary is reinsuring specified fixed immediate and deferred annuity contracts, variable payout separate account annuity contracts and structured settlement annuity contracts of the Beneficiary (the “Underlying Reinsurance Agreement”) pursuant to the terms and conditions thereof;
WHEREAS, pursuant to an Annuity Retrocession Agreement, dated as of [___], 2018 (the “Retrocession Agreement”), the Beneficiary is retroceding to the Grantor a [__]% quota share portion of certain contracts reinsured to the Beneficiary pursuant to the Underlying Reinsurance Agreement (the “Retroceded Contracts”);
WHEREAS, the Grantor desires to transfer, or cause to be transferred, to the Trustee for deposit to a trust account (including any sub-accounts thereunder, the “Trust Account”), pursuant to Article IX of the Retrocession Agreement, certain assets as security for the payment and performance by the Grantor of its obligations under the Retrocession Agreement;
WHEREAS, the Trustee has agreed to act as trustee hereunder, and to hold such assets in trust in the Trust Account for the use and benefit of the Beneficiary and the Direct Insurer for such purposes in accordance with the terms and conditions of this Agreement; and
WHEREAS, this Agreement is made for the use and benefit of the Beneficiary and the Direct Insurer for the purpose of setting forth the rights, duties and powers of the Trustee with respect to the Trust Account.
NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:
1 Note to Draft: If this Retrocession Trust Agreement is utilized pursuant to Section 3 of the Binder, the terms shall be generally revised to conform to the final version of the Reinsurance Trust Agreement agreed to by the parties.
Section 1.1    Deposit of Assets to the Trust Account.

(a)    The Grantor hereby establishes the Trust Account with the Trustee for the use and benefit of the Beneficiary and the Direct Insurer, under the terms set forth herein. The Beneficiary is required to deposit (or the Direct Insurer on behalf of the Beneficiary shall deposit), on behalf of the Grantor as Grantor of the Trust Account as an initial deposit the assets listed on Schedule [__] attached hereto. The Trustee shall administer the Trust Account in its name as trustee for the benefit of the Beneficiary and the Direct Insurer. The Trust Account shall be subject to withdrawal by the Beneficiary, the Direct Insurer and the Grantor solely as provided herein. The Trustee hereby accepts the Trust Account upon the terms set forth in this Agreement.
(b)    The Grantor shall transfer, or shall cause to be transferred, to the Trustee, for deposit to the Trust Account, such assets as may be required from time to time pursuant to the Retrocession Agreement including any overcollateralization amount contemplated thereby (all such assets are herein referred to individually as an “Asset” and collectively as the “Assets”). The Trustee is authorized and shall have power to receive the Assets from the Grantor and to hold, invest, reinvest and dispose of the same for the uses and purposes of and according to the provisions herein set forth. All Assets shall be maintained by the Trustee in the Trust Account separate and distinct from all other assets on the books and records of the Trustee and in accordance with the terms of this Agreement. The Assets shall consist only of Eligible Investments (as defined below). All Eligible Investments and other Assets credited to the Trust Account shall be registered in the name of the Trustee or its nominee (except for Commercial Mortgage Loans or participations therein) and shall be held by the Trustee in its capacity as trustee and securities intermediary hereunder. No such Eligible Investment or other Asset credited to the Trust Account shall be registered in the name of the Grantor, payable to the order of the Grantor or endorsed to the Grantor, it being agreed and understood that title to all Eligible Investments and other Assets credited to the Trust Account must be held by the Trustee. If any Asset is no longer an Eligible Investment or becomes impaired, the Grantor shall promptly substitute or deposit other Assets which meet the requirements of an Eligible Investment and, if a substitution, having a Book Value greater than or equal to the Book Value, and having a fair market value greater than or equal to the fair market value, of such substituted Asset; provided, however, that the total value of the Assets held in the Trust Account, to the extent required, is equal to or exceeds the Required Balance, in compliance, and as calculated in accordance with Exhibit D hereto. The Trustee shall accept for deposit into the Trust Account any asset transferred to the Trustee from time to time by the Direct Insurer or the Beneficiary pursuant to a written directive and designated to be deposited into the Trust Account, and all such assets shall be considered “Assets” for purposes of this Agreement and shall be subject to the provisions of this Agreement. The Trustee shall have no duty or responsibility to determine whether any Assets constitute Eligible Investments or to determine the fair market value of any Assets held in the Trust Account. The Grantor shall be solely responsible for making such determinations.
(c)    The Grantor hereby represents and warrants (i) that any Assets transferred by the Grantor to the Trustee for deposit to the Trust Account will be in such form that the Beneficiary or the Direct Insurer whenever necessary may, and the Trustee upon direction by the Beneficiary and/or the Direct Insurer will, negotiate any such Assets without consent or signature from the Grantor or any other Person or entity in accordance with the terms of this Agreement, (ii) that all Assets transferred by the Grantor to the Trustee for deposit into the Trust Account will consist only of Eligible Investments, (iii) that Grantor has, at the time of transfer into this Trust Account, conveyed to the Trustee good and marketable title to the Assets to be so transferred and each such Asset shall be at the time of transfer free and clear of all claims, liens, interests and encumbrances (other than those arising under this Agreement) and (iv) that Grantor will not cause the Trustee to take any action that would create, incur, assume or permit any claim, lien or encumbrance on any Asset in the Trust Account (other than those arising under this Agreement).
(d)    Prior to depositing the Assets into the Trust Account, and from time to time thereafter as required, the Grantor shall execute assignments, endorsement in blank, or transfer legal title to the Trustee of all shares, obligations or other Assets requiring assignments, so that the Beneficiary and/or the Direct Insurer whenever necessary may, and the Trustee upon the direction by the Beneficiary or the Direct Insurer will, negotiate any such Assets without the consent or signature from the Grantor or any other Person or entity.
(e)    The parties recognize that certain Assets will not be readily negotiable and that certain notices, opinions of counsel, representations and/or consents will be required for the Beneficiary or the Direct Insurer (as applicable) to obtain good and marketable title to such Assets. In the event any such Asset is not readily negotiable, the Trustee shall only be required to deliver the Asset, together with any assignment or other document related to such Asset and previously actually deposited with the Trustee, to: (i) the Beneficiary in accordance with a Beneficiary Request for Withdrawal (as defined below); or (ii) the Direct Insurer in accordance with a Direct Insurer Request for Withdrawal (as defined below). Any notice, opinion of counsel, representation or consent required to negotiate the Assets shall be provided by the Beneficiary or the Direct Insurer, as applicable, for the initial deposit described in Section 1.1(a), and by the Grantor for any other conveyance of Assets to the Trust Account.

Section 1.2.    Deposit of Commercial Mortgage Loans.
(a)    In the case of Commercial Mortgage Loans, the Grantor shall effect such transfer through delivery by the Grantor to the Trustee of a complete and accurate set of the related Loan Assignment Documents.
(b)    In the case of Eligible Investments that are Commercial Mortgage Loans, the Grantor grants to the Trustee all powers necessary and reasonable in the performance of its duties hereunder except as otherwise expressly provided herein. Subject to the terms, conditions and limitations set forth in this Agreement, the Trustee may execute and deliver in the name of the Grantor, the Beneficiary or the Direct Insurer, as permitted by Section 2 of this Agreement, as the case may be, any assignments, stock or bond powers or other documents or instruments which the Trustee deems necessary or convenient and proper (1) to sell, assign, transfer, or make other disposition of any security or other property in the Trust Account; provided that the Trustee shall only sell, assign, transfer or dispose of any Commercial Mortgage Loan in accordance with this Agreement and by sale, assignment or transfer of the whole Commercial Mortgage Loan; (2) to take any necessary action in relation to any such security or property as required pursuant to Section 1.2(c); or (3) to obtain any payment due, but only as instructed by the Grantor, the Beneficiary or the Direct Insurer, as applicable, in accordance with the terms of this Agreement. Each of the Trustee, and the Beneficiary or the Direct Insurer, as applicable, is hereby authorized and empowered hereunder (x) to prepare and file, on behalf of itself or either of them, any UCC-3 assignment, and (y) and record any assignments delivered as to a Loan Assignment Document in the related real property records, in each case in connection with the withdrawal of any Commercial Mortgage Loan pursuant to a Beneficiary Request for Withdrawal or a Direct Insurer Request for Withdrawal, or in connection with the sale, assignment or transfer of any Commercial Mortgage Loan.
(c)
(i)    In connection with the deposit of any Commercial Mortgage Loan into the Trust Account on the date of the closing of the transactions contemplated in the Retrocession Agreement (the “Closing” and such date, the “Closing Date”): the Direct Insurer on behalf of the Beneficiary shall (A) deliver (or cause to be delivered) to the Trustee a complete and accurate set of the executed originals of related Loan Assignment Documents (other than Trailing Documents, only copies of executed originals of which will be delivered) together with a Loan Assignment Document Certification from the Direct Insurer on behalf of the Beneficiary, and (B) deliver to the Beneficiary and the Grantor copies of such Loan Assignment Documents. The Trustee shall provide a Custody Transmission to the Grantor, the Beneficiary and the Direct Insurer with respect to every Commercial Mortgage Loan deposited in the Trust Account in connection with the Closing (x) within six (6) Business Days following the Trustee’s receipt of the Loan Assignment Documents in accordance with this Section 1.2(c)(i), (y) on a monthly basis concurrently with the delivery of the Monthly

Statement, and (z) upon the written request of the Beneficiary, the Direct Insurer or the Grantor. For the avoidance of doubt, delivery of the Loan Assignment Documents in connection with the Closing shall be the Direct Insurer’s responsibility.
(ii)    In connection with any subsequent deposit of any Commercial Mortgage Loan into the Trust Account after the Closing Date, the Grantor shall (A) deliver (or cause to be delivered) to the Trustee a complete and accurate set of the executed originals of the related Loan Assignment Documents (other than Trailing Documents, only copies of executed originals of which will be delivered) together with a Loan Assignment Document Certification, and (B) deliver to the Beneficiary and the Direct Insurer copies of such Loan Assignment Documents. The Trustee shall provide a Custody Transmission to the Beneficiary, the Direct Insurer and the Grantor, with respect to every Commercial Mortgage Loan deposited in the Trust Account subsequent to the Closing (x) as promptly as possible, but in no event later than fifteen (15) Business Days after such receipt, (y) on a monthly basis concurrently with the delivery of the Monthly Statement, and (z) upon the written request of the Beneficiary, the Direct Insurer or Grantor. For the avoidance of doubt, delivery of the Loan Assignment Documents subsequent to the Closing shall be the Grantor’s responsibility.
(iii)    Upon its receipt of the Loan Assignment Documents relating to any Commercial Mortgage Loan, the Trustee shall compare the delivered Loan Assignment Documents to the related Loan Assignment Document Certification and shall provide all related Custody Transmissions to the Beneficiary, the Direct Insurer and the Grantor within the time frames set forth in paragraphs (c)(i)(x) and (c)(ii)(x) above, as applicable, and if the Trustee shall determine that such documents do not substantially conform to the description of such documents specified in the Loan Assignment Document Certification, delivered by the Beneficiary, the Direct Insurer or the Grantor (as applicable) to the Trustee in respect of such Commercial Mortgage Loan, or if for any reason the Trustee is unable to confirm that the documents are as specified in such Loan Assignment Document Certification, the Trustee shall identify such Commercial Mortgage Loan, as having an exception (an “Exception”) on the applicable Custody Transmission. With respect to any deposit of Commercial Mortgage Loans into the Trust Account, the Beneficiary, the Direct Insurer or the Grantor, as applicable, shall be solely responsible for delivering to the Trustee in a timely manner each and every Loan Assignment Document required for each Commercial Mortgage Loan deposited into the Trust, and for completing or correcting any missing, incomplete or inconsistent documents and the Trustee shall not be responsible or liable for taking any action to ensure the Beneficiary, the Direct Insurer or the Grantor, as applicable, has complied with its delivery obligation hereunder, causing any other Person to do so or notifying the Grantor that any such action has or has not been taken. A Commercial Mortgage Loan shall be deemed an Asset in the Trust Account only after the Trustee has delivered a completed Custody Transmission to the Beneficiary and the Direct Insurer in respect of such Commercial Mortgage Loan, confirming that all originals of the executed Loan Assignment Documents or (solely with respect to Trailing Documents, copies thereof) have been received by the Trustee with no Exceptions, and if an Exception is noted by the Trustee on the Custody Transmission, only after all Exceptions have been addressed to the Trustee’s reasonable satisfaction and originals of the executed Loan Assignment Documents or (solely with respect to Trailing Documents, copies thereof) have been received by the Trustee.
(iv)    With respect to the Trailing Documents: (x) the Parties acknowledge that the Trailing Documents are not required for the initial deposit and acceptance of a Commercial Mortgage Loan in the Trust Account; (y) the Grantor covenants that, upon its receipt of a Trailing Document, it shall promptly provide such Trailing Document to the Trustee; and (z) in the event that the Trailing Documents with respect to any Commercial Mortgage Loan are not so provided within ninety (90)

days following such initial deposit and acceptance, such Commercial Mortgage Loan shall cease to be an “Asset” for the purposes of this Agreement, in each case until all Trailing Documents are delivered to the Trustee.
(v)    Notwithstanding paragraphs (c)(i), (c)(ii) and (c)(iii) above, it is herein acknowledged that, in accepting a deposit of any Commercial Mortgage Loan into the Trust Account, the Trustee shall be under no duty or obligation to inspect, review or examine the actual content or substance of any related Loan Assignment Documents, any other loan document, security document or any other related document, instrument or agreement or to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. In no event shall the Trustee be responsible for the preparation of any Loan Assignment Documents, any other loan document, security document or any other instruments, agreements or documents relating to the Commercial Mortgage Loan or required for the deposit of the Commercial Mortgage Loan into the Trust Account or for the expenses of such preparation or any other costs related thereto, including any filing fees therefor.
(vi)    The Trustee’s administrative obligations hereunder in respect of the Commercial Mortgage Loans shall be limited to (x) the preparation and delivery of a Custody Transmission in respect of each Commercial Mortgage Loan, including notation of any Exceptions, and (y) the execution of instruments or other documents provided to it, including Trustee Loan Assignment Documents, and the Trustee shall take no action with respect to any Commercial Mortgage Loan or any Underlying Asset, except at the written direction of the Beneficiary, the Direct Insurer or the Grantor, as applicable, or as otherwise permitted pursuant to this Agreement. Any compensation and expenses payable to any servicer under the Servicing Agreements shall be paid by the Grantor, and, if charged to and paid by the Trustee (it being understood that the Trustee has no obligation to pay any such amounts), shall be reimbursed as expenses of the Trustee by the Grantor in accordance with Section 9(a); provided that any such compensation and expenses may be payable out of assets in the Trust Account or Income Account.
With respect to any assignment and assumption agreement relating to a Commercial Mortgage Loan, the Trustee is hereby authorized and directed, not in its individual capacity but solely in its capacity as Trustee, to execute and deliver such assignment and assumption agreements presented to the Trustee for execution from time to time. To the extent that, under the assignment and assumption agreements, the Trustee as assignee has undertaken or assumed any obligations or made any representations, warranties or covenants, such obligations, representations, warranties or covenants shall not be those of the Trustee, but shall instead be those of the Grantor and the Grantor shall perform or cause to be performed all such obligations, representations, warranties or covenants.
(d)    The Grantor hereby represents, warrants and covenants (i) that any assets transferred by the Grantor to the Trustee for deposit to the Trust Account will be in such form that the Beneficiary or the Direct Insurer whenever necessary may, and the Trustee upon direction by the Beneficiary and/or the Direct Insurer may, negotiate any such assets without consent or signature from the Grantor or any Person in accordance with the terms of this Agreement; and (ii) that all assets delivered (or caused to be delivered) by the Grantor to the Trustee for deposit to the Trust Account will consist only of Eligible Investments at the time of such transfer. In furtherance of the foregoing, the Grantor shall take such actions that shall become necessary or appropriate to maintain the assignability of Commercial Mortgage Loans held in the Trust Account during the term of this Agreement, including but not limited to, obtaining any consents necessary to transfer any Commercial Mortgage Loans to or from the Trust Account. The Grantor hereby represents, warrants and covenants with the Beneficiary, the Direct Insurer and the Trustee that any consents required to effect any sale, transfer or assignment with respect to any Commercial Mortgage Loan have been or will have been obtained prior to the deposit of such Commercial Mortgage Loan into the Trust Account. The Trustee shall have no responsibility whatsoever to determine at any time whether any Assets are or continue to be Eligible Investments.
Section 2.    Withdrawal of Assets from the Trust Account.
(a)The Beneficiary shall have the right, at any time and from time to time, to withdraw from the Trust Account, upon notice to the Trustee in the form of a certificate and request for withdrawal substantially in the form of Exhibit A attached hereto (the “Beneficiary Request for Withdrawal”), signed by a duly authorized officer of the Beneficiary, such Assets as are specified in such Beneficiary Request for Withdrawal. The Beneficiary shall simultaneously deliver a copy of such notice to the Grantor; provided, however, that the Trustee shall not be required to confirm delivery of such copy. Such withdrawal by the Beneficiary shall be made only in the circumstances permitted by Section 9.8(a) of the Retrocession Agreement (the text of which section is set forth on Exhibit D to this Agreement) and then only in the amount permitted to be withdrawn pursuant to such Section 9.8(a). The Beneficiary shall not submit the Beneficiary Request for Withdrawal except as permitted by the immediately preceding sentence. The Beneficiary shall acknowledge in writing receipt of any such Assets withdrawn from the Trust.
(b)The Direct Insurer shall have the right, at any time and from time to time, to withdraw from the Trust Account, upon notice to the Trustee in the form of a certificate and request for withdrawal substantially in the form of Exhibit B attached hereto (the “Direct Insurer Request for Withdrawal”), signed by a duly authorized officer of the Direct Insurer, such Assets as are specified in such Direct Insurer Request for Withdrawal. The Direct Insurer shall simultaneously deliver a copy of such notice to the Grantor and the Beneficiary; provided, however, that the Trustee shall not be required to confirm delivery of such copy. Such withdrawal by the Direct Insurer shall be made only in the circumstances permitted by Section 9.8(b) of the Retrocession Agreement and Section 9.8(b) of the Underlying Reinsurance Agreement and then only in the amount permitted to be withdrawn pursuant to such Section 9.8(b) of the Retrocession Agreement and Section 9.8(b) of the Underlying Reinsurance Agreement. The Direct Insurer shall not submit the Direct Insurer Request for Withdrawal except as permitted by the immediately preceding sentence. The Direct Insurer shall acknowledge in writing receipt of any such Assets withdrawn from the Trust. In the event of a dispute between the Direct Insurer and the Beneficiary regarding the appropriate amount of such a withdrawal by the Direct Insurer the parties shall act in accordance with the last sentence of Section 9.8(b) of the Retrocession Agreement (the text of which section is set forth on Exhibit D to this Agreement).
(c)Upon receipt of a Beneficiary Request for Withdrawal or a Direct Insurer Request for Withdrawal in accordance with Section 2(a) or Section 2(b) above, the Trustee shall as soon as practicable, but in no event later than two (2) Business Days, take any and all steps necessary to transfer the Assets specified in such Beneficiary Request for Withdrawal or Direct Insurer Request for Withdrawal, and shall deliver such Assets to or for the account of the Beneficiary, such designee as specified in such Beneficiary Request for Withdrawal or Account Number [•] or to or for the account of the Direct Insurer or such designee as specified in such Direct Insurer Request for Withdrawal, as the case may be; provided, however, that such transfer shall occur no later than two (2) Business Days following receipt of such request. The Trustee agrees to notify the Grantor of the occurrence of any such withdrawal by the Beneficiary or the Direct Insurer, as applicable, within two (2) Business Days following such delivery. In addition, (i) the Beneficiary agrees with the Grantor that it shall provide a certificate to the Grantor in the form of Exhibit E attached hereto, certifying that the withdrawal has been made in accordance with Section 9.8(a) of the Retrocession Agreement, within such two (2) Business Day period, and (ii) the Direct Insurer agrees with the Grantor that it shall provide a certificate to the Grantor in the form of Exhibit F attached hereto, certifying that the withdrawal has been made in accordance with Section 9.8(b) of the Retrocession Agreement and Section 9.8(b) of the Underlying Reinsurance Agreement, within such two (2) Business Day period.
(d)Without limiting the applicability of the foregoing, in connection with the withdrawal of any Commercial Mortgage Loan, the Beneficiary or the Direct Insurer, as applicable, shall direct the Trustee in writing to, and the Trustee shall, in its capacity as Trustee and not in its individual capacity, date, as applicable, the Trustee Loan Assignment Documents to endorse and transfer the Commercial Mortgage Loan to the Beneficiary or the Direct Insurer, as applicable, and the Trustee shall reasonably cooperate with the Beneficiary or the Direct Insurer in providing any information or documentation necessary to effect such assignment (to the extent such information or documentation exists and is in the possession or control of the Trustee). The Grantor hereby grants the Beneficiary and the Direct Insurer a limited power of attorney to act on the behalf of the Grantor to the extent (and only to such extent) necessary to obtain the consents or approvals required to effect the transfer of any Commercial Mortgage Loan in connection with any withdrawal by the Beneficiary and the Direct Insurer, as applicable, permitted hereunder, and the Grantor shall reasonably cooperate with the Beneficiary and the Direct Insurer in providing any information or documentation necessary to effect such sale, transfer or assignment. In the event that the Beneficiary or the Direct Insurer withdraws a Commercial Mortgage Loan from the Trust Account pursuant to this Agreement, then, unless otherwise agreed upon by the Grantor and the Beneficiary or the Direct Insurer, as applicable, in writing with notice to the Trustee, only the entire whole Commercial Mortgage Loan (and not a portion thereof) or the entire participation interest in a Commercial Mortgage Loan then in the Trust Account may be assigned or transferred to the Beneficiary or the Direct Insurer, as applicable.
(e)
(i)    Unless and until a Notice of Exclusive Control is given to the Trustee pursuant to Section 11, the Grantor may, at any time and from time to time, to withdraw from the Trust Account, after providing written notice to the Trustee. The Grantor may make such request using the form of a certificate and request for withdrawal substantially in the form of Exhibit C (the “Grantor Request for Withdrawal”), signed by duly authorized officers of the Grantor, and specifying such Assets the Grantor intends to withdraw. Such withdrawal by the Grantor may be made only pursuant to Section 9.6 of the Retrocession Agreement (the text of which section is set forth on Exhibit D to this Agreement).
(ii)    The Grantor shall acknowledge in writing receipt of any such Assets withdrawn from the Trust.
(f)    Upon receipt of a Grantor Request for Withdrawal in accordance with Section 2(e)(i) above, the Trustee shall take any and all steps necessary to transfer the Assets specified in such Grantor Request for Withdrawal, and shall deliver such Assets to or for the account of the Grantor or such designee as specified in such Grantor Request for Withdrawal (i) no later than two (2) Business Days following receipt of such request, if (A) such request is in respect of any withdrawal and transfer of cash in connection with the payment by the Grantor of an amount specified in a Monthly Reinsurance Settlement Report and (B) the conditions in clauses (x) and (i) through (v) in Section 9.6(a) of the Retrocession Agreement are all met, or (ii) on the fifth Business Day following the date of such Grantor Request for Withdrawal, in respect of all other requests made pursuant to Section 9.6 of the Retrocession Agreement unless the Beneficiary or the Direct Insurer shall have objected to such withdrawal in writing within such five (5) Business Day period. The Trustee shall provide notice to the Beneficiary and the Direct Insurer of the withdrawal within two (2) Business Days following such delivery. In addition, in respect of a withdrawal pursuant to clause (i) of this Section 2(f), the Grantor shall provide a certificate to the Beneficiary and the Direct Insurer in the form of Exhibit G attached hereto, certifying that such withdrawal has been made in accordance with Section 9.6 of the Retrocession Agreement, within such two (2) Business Day period.
(g)    Without limiting the applicability of the foregoing, in the event that the Grantor makes a demand to the Trustee to withdraw a Commercial Mortgage Loan held in the Trust Account under this Section 2, then only the entire whole Commercial Mortgage Loan (and not a portion thereof) or the entire participation interest in a Commercial Mortgage Loan may be withdrawn by the Grantor; provided, further, that in connection with any withdrawal of any Commercial Mortgage Loan hereunder, the Grantor or the applicable investment manager shall (A) direct the Trustee in writing to, and the Trustee shall, execute and return the

Trustee Loan Assignment Documents to the Grantor and (B) obtain any consents required to effect such sale, transfer or assignment, and the Trustee shall reasonably cooperate with the Grantor or the investment manager in providing any information or documentation necessary to effect such withdrawal (to the extent such information or documentation exists and is in the possession or control of the Trustee).
(h)    In the event of any dispute between, or conflicting claims by or between, the Beneficiary, the Direct Insurer and/or the Grantor concerning the right of the Beneficiary, the Direct Insurer or the Grantor to initiate a withdrawal of Assets pursuant to this Section 2, the Trustee shall, notwithstanding such dispute or conflicting claims, promptly, and without further inquiry, comply with the terms of any Beneficiary Request for Withdrawal, the Direct Insurer Request for Withdrawal or Grantor Request for Withdrawal (collectively a “Withdrawal Notice”) received by it in accordance with this Agreement, provided, however, that the Trustee shall not be or become liable in any way to the Beneficiary, the Direct Insurer or the Grantor for complying with such Withdrawal Notice and the Trustee shall be fully and completely indemnified in accordance with the provisions of Section 9 hereof.
(i)    The Trustee shall enable the Beneficiary and the Direct Insurer to view each deposit to, or withdrawal from, the Trust Account by providing the Beneficiary and the Direct Insurer access to the Trustee’s online portal with respect to the Trust Account.
(j)    Subject to Section 1(b) and Section 4, in the absence of a Beneficiary Request for Withdrawal, a Direct Insurer Request for Withdrawal or a Grantor Request for Withdrawal, the Trustee shall allow no substitution or withdrawal of any Asset from the Trust Account.
Section 3.    Application of Assets.
(a)    The Beneficiary shall be permitted to withdraw Assets from the Trust Account only for the purposes of satisfying obligations of the Grantor under Section 9.8(a) of the Retrocession Agreement that have not been satisfied within five (5) Business Days after a demand therefor by the Beneficiary.
(b)    The Direct Insurer shall be permitted to withdraw Assets from the Trust Account only for the purposes of satisfying obligations of the Beneficiary under Section 9.8(b) of the Retrocession Agreement that have not been satisfied within five (5) Business Days after a demand therefore by the Direct Insurer.
(c)    The Trustee shall have no responsibility whatsoever to determine that any Assets withdrawn from the Trust Account pursuant to Section 2 of this Agreement will be used and applied in the manner contemplated by paragraphs (a) and (b) of this Section 3.
Section 4.    Redemption, Investment and Substitution of Assets.
(a)    The Trustee shall surrender for payment all maturing Assets and all Assets called for redemption, and deposit the principal amount of the proceeds of any such payment to the Trust Account.
(b)    The Grantor may retain (and pay the service fees of) one or more professional asset managers (each, an “Asset Manager”) to manage and make investment decisions with regard to the Assets held by the Trustee in the Trust Account, including any sub-accounts thereunder. The initial Asset Managers shall be Hartford Investment Management Company and the Grantor. The Grantor shall cause the Asset Managers to comply with the investment guidelines attached hereto as Exhibit H (the “Investment Guidelines”), which sets forth the division of duties between such parties with respect to making investment decisions, including what instructions the parties may provide to the Trustee . From time to time, at the written order and direction of the Grantor or any Asset Manager (with respect to the Assets managed by such Asset Manager), the Trustee shall invest Assets in the Trust Account in Eligible Investments.
(c)    From time to time and in accordance with Section 9.7 of the Retrocession Agreement (the text of which section is set forth on Exhibit D to this Agreement), the Grantor or any Asset Manager (with respect to the Assets managed by such Asset Manager) may provide notice to the Trustee, the Beneficiary and the Direct Insurer of its desire to substitute specified Assets in the Trust Account with Eligible Investments having an aggregate Book Value greater than or equal to the aggregate Book Value of such Assets being replaced and having an aggregate fair market value greater than or equal to the aggregate fair market value of such Assets being replaced, so long as following such substitution all assets in the Trust Account are Eligible Investments. Such notice of substitution shall be substantially in the form of Exhibit [__], attached, and shall specify by CUSIP the specific assets to be deposited in, and withdrawn from, the Trust Account, and shall contain a certification to the Trustee, the Beneficiary and the Direct Insurer that the assets to be deposited in the Trust Account are Eligible Investments Five (5) Business Days after receipt of such notice from the Grantor or any Asset Manager by the Trustee, the Trustee shall distribute the specified assets to the Grantor or applicable Asset Manager upon receipt of the specified assets from the Grantor or the applicable Asset Manager. The Trustee shall have no responsibility whatsoever to determine the aggregate Book Value of such substituted Assets or that such substituted Assets constitute Eligible Investments.
(d)    All investments and substitutions of securities referred to in Section 4(b) and Section 4(c) above shall be in compliance with the definition of “Eligible Investments” in Section 14 of this Agreement. Any instruction or order concerning such investments or substitutions of securities shall be referred to herein as an “Investment Order”. The Trustee shall execute Investment Orders and settle securities transactions by itself or by means of an agent or broker. The Trustee shall not be responsible for any act or omission, or for the solvency, of any such agent or broker.
(e)Any investment orders related to the sale, transfer or assignment of any Commercial Mortgage Loan (other than in connection with a substitution or exchange covered under Section 4(c) or Section 4(j)) shall only be effected by the Grantor or the applicable investment manager in accordance with Section 12(a).
(f)When the Trustee is directed to deliver Assets against payment, delivery will be made in accordance with generally accepted market practice.
(g)Any loss incurred from any investment pursuant to the terms of this Section 4 shall be borne exclusively by the Trust Account.
(h)All items of income, gain, expense and loss recognized in the Trust Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Grantor.
(i)Without limiting the applicability of the foregoing and subject to the Retrocession Agreement, with respect to the Commercial Mortgage Loans, in the substitution notice to the Trustee, the Grantor or the applicable investment manager shall (1) direct the Trustee in writing to, and the Trustee shall, in its capacity as Trustee and not in its individual capacity, execute and deliver to the Grantor, the Trustee Loan Assignment Documents, for the Commercial Mortgage Loan being replaced, and (2) obtain any consents required to effect such substitution, and the Trustee shall reasonably cooperate with the Grantor or the investment manager in providing any information or documentation necessary to effect such substitution (to the extent such information or documentation exists and is in the possession or control of the Trustee). The Grantor may from time to time designate a third party in the substitution notice to whom the Trustee Loan Assignment Documents, including the original Note and the Loan Assignment Allonge or the Participation Certificate, as applicable shall be delivered.
(j)Subject to the Retrocession Agreement and the provisions of this Section 4(j), the Grantor shall also have the right, at any time and from time to time, to withdraw from the Trust Account, subject only to three (3) Business Days’ prior written notice from the Grantor to the Trustee, the Beneficiary and the Direct Insurer in the form attached hereto as Exhibit I (a “Grantor Servicing Notice”), such Commercial Mortgage Loan or Commercial Mortgage Loans as are specified in such Grantor Servicing Notice, which notice shall include a certification by the Grantor to the Trustee, the Beneficiary and the Direct Insurer that the withdrawal of the Commercial Mortgage Loan or Commercial Mortgage Loans is required in connection with (i) the pay-off of any Commercial Mortgage Loan, (ii) the sale of a Commercial Mortgage Loan by the Grantor or (iii) the modification, servicing, restructuring, foreclosure, deed-in-lieu or other liquidation of any Commercial Mortgage Loan. In the Grantor Servicing Notice delivered in connection with any withdrawal of any Commercial Mortgage Loan pursuant to this Section 4(j), the Grantor or the applicable investment manager shall (1) direct the Trustee in writing to, and the Trustee shall, in its capacity as Trustee and not in its individual capacity, execute and deliver to the Grantor, the Trustee Loan Assignment Documents, and (2) obtain any consents required to effect such withdrawal, and the Trustee shall reasonably cooperate with the Grantor or the investment manager in providing any information or documentation necessary to effect such withdrawal (to the extent such information or documentation exists and is in the possession or control of the Trustee). The Grantor may from time to time designate a third party in a Grantor Servicing Notice to whom the Trustee Loan Assignment Documents, including the original Note and the Loan Assignment Allonge or the Participation Certificate, as applicable shall be delivered. The Grantor Servicing Notice shall include a certification that, as applicable, (A) the proceeds from a transaction of the type described in clause (i) or (ii) of the first sentence of this Section 4(j) will be paid into the Trust Account within three (3) Business Days; or (B) in the case of clause (iii) of the first sentence of this Section 4(j), that any net cash proceeds from such foreclosure sale or liquidation shall be paid into the Trust Account within three (3) Business Days. For avoidance of doubt, in the event that the Grantor comes into possession of any cash proceeds, the Grantor acknowledges and agrees (i) that it holds such proceeds in trust for the benefit of the Beneficiary, and (ii) that it will transfer such proceeds to the Trust Account as soon as reasonably practical following receipt by the Grantor, except in each case, to the extent that it has previously deposited other Assets into the Trust Account to replace some or all of the value of the withdrawn Commercial Mortgage Loan. The withdrawal of a Commercial Mortgage Loan pursuant to this Section 4(j) shall reduce the Book Value or fair market value, as applicable, of the Assets in the Trust Account by the value of the asset so withdrawn in the event the Grantor does not deposit such cash proceeds, and/or other Assets (which may include a modified or restructured Commercial Mortgage Loan with a Book Value or fair market value, as applicable, at least equal to the value of such withdrawn Commercial Mortgage Loans), within three (3) Business Days following such withdrawal. For the avoidance of doubt, in no event shall real estate owned resulting from any such foreclosure, deed-in-lieu or other liquidation be deposited into the Trust Account. Notwithstanding anything herein to the contrary, at no time shall the value of any Commercial Mortgage Loans “in transit” (i.e., such Commercial Mortgage Loan is withdrawn from the Trust Account for one of the purposes set forth in clause (i) through (iii) of this Section 4(j) without simultaneously being replaced with Eligible Investments with the same value) under this Section 4(j) exceed $50 million. The Grantor shall not be required to present any other statement or document in addition to a Grantor Servicing Notice in order to withdraw any Commercial Mortgage Loan, and the Grantor shall acknowledge receipt of any Commercial Mortgage Loans, withdrawn from the Trust Account upon request by the Trustee. The Trustee shall have no liability or responsibility to verify or determine the occurrence of any event or condition giving rise to the Grantor’s right to withdraw Commercial Mortgage Loans from the Trust Account pursuant to a Grantor Servicing Notice or to monitor the Grantor’s compliance with its obligation to deposit proceeds of any withdrawn Asset, and the Trustee shall be fully protected in relying conclusively on the Grantor Servicing Notice.
Section 5.    The Income Account.
(a)    All payments of interest, dividends and other income in respect to Assets in the Trust Account (it being agreed that with respect to Commercial Mortgage Loans, such amounts shall be deposited in the Income Account after retention by the related servicer of required escrows and reserves to the extent contemplated pursuant to the terms of the applicable loan agreement and the Servicing Agreement) shall be the property of the Grantor and shall be deposited by the Trustee subject to deduction of the Trustee’s compensation and expenses as provided in Section 9 of this Agreement, in a separate income column of custody ledger (the “Income Account”) established and maintained by the Grantor at an office of the Trustee. The Grantor, upon written notice to the Trustee, may withdraw amounts from the Income Account at any time and from time to time. Any interest, dividend or other income automatically posted and credited on the payment date to the Income Account which is not subsequently received by the Trustee shall be reimbursed by the Grantor to the Trustee and the Trustee may debit the Income Account for this purpose.
(b)    To the extent received from a servicer under any Servicing Agreements the Grantor shall deliver (i) to the Trustee monthly remittance reports that detail the payments of Net Collections, interest and other income received in respect of each of the Commercial Mortgage Loans, and (ii) in accordance with the applicable Servicing Agreement(s) for deposit into the Trust Account, all Net Collections generated by Commercial Mortgage Loans in the Trust Account, it being agreed that Grantor may satisfy such obligations by causing servicer to deliver such reports and amounts directly to the Trustee. To the extent that the Trustee receives in the Trust Account such income together with principal in a single payment, the Trustee shall, in accordance with the information contained in the monthly remittance reports to be delivered by or on behalf of the Grantor as provided below, allocate such income to the Income Account. For the avoidance of doubt, no principal payments on any of the Commercial Mortgage Loans shall be deposited into the Income Account.
Section 6.    Right to Vote Assets. Whenever there are voluntary rights that may be exercised or alternate courses of action that may be taken by reason of the Grantor’s ownership of Eligible Investments, the Grantor or its designee shall be responsible for making any decisions relating thereto and for directing the Trustee to act. The Trustee shall notify the Grantor or its designee of rights or discretionary actions with respect to Eligible Investments as promptly as practicable under the circumstances, provided that the Trustee has actually received notice of such right or discretionary corporate action from the relevant depository, etc. Absent actual receipt of such notice, the Trustee shall have no liability for failing to so notify the Grantor or its designee. Absent the Trustee’s timely receipt of instructions, the Trustee shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Eligible Investments.
Section 7.    Additional Rights and Duties of the Trustee.
(a)    Before accepting any Asset for deposit to the Trust Account, the Trustee shall determine that such Asset is in such form that the Beneficiary or Direct Insurer whenever necessary may, or the Trustee upon direction by the Beneficiary or Direct Insurer will, negotiate such Asset without consent or signature from the Grantor or any Person or entity other than the Trustee in accordance with the terms of this Agreement.
(b)    The Trustee shall be under no obligation to determine whether or not any instructions given by the Grantor, the Beneficiary or the Direct Insurer are contrary to any provision of law. It is understood and agreed that the Trustee’s duties are solely those set forth herein and that the Trustee shall have no duty to take any other action unless specifically agreed to by the Trustee in writing. Without limiting the generality of the foregoing, the Trustee shall not have any duty to advise, manage, supervise or make recommendations with respect to the purchase, retention or sale of Assets with respect to any Assets in the Trust Account as to which a default in the payment of principal or interest has occurred or to be responsible for the consequences of insolvency or the legal inability of any broker, dealer, bank or other agent employed by the Grantor or Trustee with respect to the Assets. The Trustee agrees to use reasonable efforts to advise the Grantor, the Beneficiary and the Direct Insurer of the occurrence of any default with respect to securities held in trust hereunder to the extent that it has received notice of same.
(c)    The Trustee shall accept and open all mail directed to the Grantor, the Beneficiary or the Direct Insurer in care of the Trustee.
(d)    The Trustee shall have no responsibility whatsoever to determine that any Assets in the Trust Account are or continue to be Eligible Investments or to determine the value of any Asset.
(e)    The Trustee shall furnish to the Grantor, the Beneficiary and the Direct Insurer a statement (the “Asset Statement”), containing (i) a description of all of the Assets in the Trust Account and (ii) information pertaining to all deposits, withdrawals and substitutions made during the statement period, upon the inception of the Trust Account and at the end of each calendar month thereafter; provided, however, the Asset Statement shall not include any other information regarding Commercial Mortgage Loans (which shall be reported on the Custody Transmission). The Asset Statement shall be delivered within five (5) Business Days following the end of each such calendar month. The Asset Statement to be delivered pursuant to this Section 7(e) shall be deemed delivered by the Trustee to the Grantor, the Beneficiary and the Direct Insurer to the extent that prior to the end of such calendar month, the Grantor, the Beneficiary and the Direct Insurer, as the case may be, had requested and been given access to the Trustee’s automated data system affording on-line access to Trust Account information and such information is posted by the Trustee on such system within the relevant period.
(f)    The Trustee shall keep full and complete records of the administration of the Trust Account in accordance with all applicable law. Upon the request of the Grantor, the Beneficiary or the Direct Insurer, the Trustee shall promptly permit the Grantor, the Beneficiary, or the Direct Insurer, their respective agents, employees, independent auditors and regulatory authorities to examine, audit, excerpt, transcribe and copy, during the Trustee’s normal business hours, any books, documents, papers and records relating to the Trust Account or the Assets.
(g)
(i)    Unless otherwise provided in this Agreement, the Trustee is authorized to follow and rely upon all instructions given by officers named in incumbency certificates furnished to the Trustee from time to time by the Grantor, any relevant Asset Manager, the Beneficiary or the Direct Insurer, respectively, and by attorneys-in-fact acting under written authority furnished to the Trustee by the Grantor, the Beneficiary or the Direct Insurer, including, without limitation, instructions given by letter, facsimile transmission or electronic media, if the Trustee reasonably believes such instructions to be genuine and to have been signed, sent or presented by the proper party or parties. The Trustee shall not incur any liability to anyone resulting from actions taken by the Trustee in reliance in good faith on such instructions. The Trustee shall not incur any liability in executing instructions (A) from any attorney-in-fact prior to receipt by it of notice of the revocation of the written authority of the attorney-in-fact or (B) from any officer of the Grantor, the Beneficiary or the Direct Insurer named in an incumbency certificate delivered hereunder prior to receipt by it of a more current certificate. Each of the Grantor, the Beneficiary and the Direct Insurer acknowledges and agrees that it is fully informed of the protections and risks associated with the various methods of transmitting instructions to the Trustee, and that there may be more secure methods of transmitting instructions than the method selected by the sender. Each of the Grantor, the Beneficiary and the Direct Insurer agrees that the security procedures, if any, to be followed in connection with a transmission of instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.
(ii)    Funds Transfers. With respect to any “funds transfer,” as defined in Article 4-A of the Uniform Commercial Code, the following security procedure will apply: payment instruction of the Grantor, the Beneficiary or the Direct Insurer, as the case may be, is to include the name and (in the case of a facsimile) signature of the Person initiating the funds transfer request. If the name is listed as an Authorized Person on the relevant account, the Trustee will confirm the instructions by telephone call to any Person listed as an Authorized Person on the account, who may be the same Person who initiated the instruction. When calling back, the Trustee will request from the staff member of the Grantor, the Beneficiary or the Direct Insurer, as the case may be, his or her name. If the name is listed in the Trustee’s records as an Authorized Person, the Trustee will confirm the instructions with respect to amount, names and numbers of accounts to be charged or credited and other relevant reference information. Where the Agreement contemplates joint payment instructions from the Grantor, the Beneficiary and the Direct Insurer, the Trustee shall call back the Grantor, the Beneficiary and the Direct Insurer. Each of the Grantor and Beneficiary acknowledges that Trustee has offered each of the Grantor, the Beneficiary and the Direct Insurer other security procedures that are more secure and are commercially reasonable for such Grantor, Beneficiary or Direct Insurer, and that such Grantor, Beneficiary and Direct Insurer has nonetheless chosen the procedure described in this paragraph. Each of the Grantor, the Beneficiary and the Direct Insurer agrees to be bound by any payment order issued in its name, whether or not authorized, that is accepted by the Trustee in accordance with the above procedures. When instructed to credit or pay a party by both name and a unique numeric or alpha-numeric identifier (e.g. ABA number or account number), the Trustee, and any other bank participating in the funds transfer, may rely solely on the unique identifier, even if it identifies a party different than the party named. This applies to beneficiaries as well as any intermediary bank. Each of the Grantor, the Beneficiary and the Direct Insurer agrees to be bound by the rules of any funds transfer network used in connection with any payment order accepted by the Trustee hereunder. The Trustee shall not be obliged to make any payment or otherwise to act on any instruction notified to it under this Agreement if it is unable to validate the authenticity of the request by telephoning an Authorized Person who has not executed the relevant request or instruction of the relevant Grantor, Beneficiary or Direct Insurer. Payment or otherwise to act on any instruction by Authorized Person of the relevant the Grantor, Beneficiary or Direct Insurer will be made by the Trustee within three (3) Business Days after Trustee’s verification of instructions as set forth above. A “Business Day” shall mean any day on which banks in the State of New York, the Commonwealth of Massachusetts and the State of Connecticut are open for business.
Notwithstanding any revocation, cancellation or amendment of this authorization, any action taken by the Trustee pursuant to this authorization prior to the Trustee’s actual receipt and acknowledgement of a notice of revocation, cancellation or amendment shall not be affected by such notice.
(h)    The duties and obligations of the Trustee shall only be such as are specifically set forth in this Agreement, as it may from time to time be amended, and no implied duties or obligations shall be read into this Agreement against the Trustee.
(i)    No provision of this Agreement shall require the Trustee to take any action which, in the Trustee’s reasonable judgment, would result in any violation of this Agreement or any provision of law.
(j)    The Trustee may confer with counsel of its own choice in relation to matters arising under this Agreement and shall have full and complete authorization from the other Parties for any action taken or suffered by it under this Agreement or in respect of any transaction contemplated hereby in good faith and in accordance with the advice or opinion of such counsel.
(k)The Trustee shall not be liable hereunder except for its own negligence, willful misconduct or lack of good faith. Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee, be liable under or in connection with this Agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if the Trustee has been advised of the possibility thereof and regardless of the form of action in which such damages are sought. The Trustee shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder to the extent solely by reason of any occurrence beyond the control of Trustee, including, but not limited to, any act or provision of any present or future law or regulation or governmental authority, any act of God or war or terrorism, accidents, labor disputes, loss or malfunction of utilities or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility. Nothing contained in any contract between Trustee and any entity authorized to hold Assets, as defined herein, shall diminish or otherwise alter the liability of Trustee to the Grantor, the Beneficiary or the Direct Insurer as set forth and in accordance with the terms herein. The provisions of this paragraph shall not affect the burden of proof under applicable law with respect to the assertions of liability in any claim, action or dispute alleging any breach of or failure to observe such standard of care.
(l)The Trustee shall not be responsible for the existence, genuineness or value of any of the Assets, for the validity, perfection, priority or enforceability of the liens or any security interest in or with respect to any of the Assets, for the validity of title to the Assets, for insuring the Assets, for the payment of taxes, charges, assessments or liens upon or with respect to the Assets, for any obligations under any agreements or other documents evidencing or related to any of the Assets (other than this Agreement), or for the compliance of the Assets with any laws. The Trustee shall have no responsibility for the recording, filing or registration (or for the rerecording, refiling or reregistration) of any instrument or notice, including any financing or continuation statement or any tax or securities form, at any time in any public office or elsewhere for the purpose of perfecting, maintaining the perfection of or otherwise making effective any lien or any security interest upon, in or with respect to any of the Assets.
(m)The Trustee shall have no responsibility to determine whether any Commercial Mortgage Loans are negotiable, transferable or assignable, as applicable, and shall have no liability (i) to the extent that the Loan Assignment Documents and other instruments or documents provided to the Trustee are not sufficient to effect the transfer, sale or assignment, as applicable, of any Commercial Mortgage Loan upon the execution and delivery thereof by the Trustee as provided herein or (ii) to the extent that there is a failure in the withdrawal of a Commercial Mortgage Loan specified in a Beneficiary Request for Withdrawal by the Beneficiary or in a Direct Insurer Request for Withdrawal by the Direct Insurer, as applicable, as a result of the Grantor’s or applicable investment manager’s sale or transfer of such Commercial Mortgage Loan.
(n)The Grantor, the Beneficiary and the Direct Insurer acknowledge and agree that (i) the Trustee shall have no liability under this Agreement for any action or omission of any of the parties to any Servicing Agreement or any other agreement (related to the Commercial Mortgage Loans) taken pursuant to such agreements, including with respect to any Commercial Mortgage Loan at any time during which such Commercial Mortgage Loan is under the care, custody, possession or control of any of the parties to any Servicing Agreement or any other agreement (related to the Commercial Mortgage Loans) or any of their respective other depositories, subcustodians, other agents or nominees (and none of such other entities or Persons shall be considered to be the depositories, subcustodians, agents or nominees of the Trustee), (ii) the performance by the Trustee of any of its obligations under this Agreement may be delayed, limited or otherwise affected by the actions or omissions of any of the parties to any Servicing Agreement or any other agreement (related to the Commercial Mortgage Loans) or as a result of such Commercial Mortgage Loan being subject to any Servicing Agreement, and (iii) the Trustee shall have no liability under this Agreement as a result of the Trustee’s failure to perform any of its obligations under this Agreement as a result of the actions or omissions of any of the parties to any Servicing Agreement or any other agreement (related to the Commercial Mortgage Loans) that cause such failure or as a result of obligations under any Servicing Agreement or any other agreement (related to the Commercial Mortgage Loans). In no event will the Trustee be required to perform or assume any duties of any party under any Servicing Agreement.
(o)The Trustee shall not foreclose on, direct or consent to the foreclosure of, any Underlying Asset or take title to such Underlying Asset by deed-in-lieu of foreclosure or other means except that, in connection with the Grantor, servicer, the Beneficiary or the Direct Insurer taking such action, the Trustee shall execute such documents, in its capacity as Trustee and not in its individual capacity, provided to it and take such other action as may be reasonably required, in accordance with instructions from the Grantor, the Beneficiary or the Direct Insurer provided pursuant to the terms hereof.
(p)Any notice or correspondence received by the Trustee from any Person in respect of any Commercial Mortgage Loan shall be promptly forwarded to the Grantor and, if such notice did not come to the Trustee from the Beneficiary or the Direct Insurer, to the Beneficiary or the Direct Insurer, as applicable, pursuant to the notice provisions contained in this Agreement, and, unless the Grantor provides written instructions to the Trustee in accordance with terms of this Agreement, the Trustee shall take no other action with respect to any such notice or correspondence (other than such action explicitly required under this Agreement, including the provision of a Beneficiary Request for Withdrawal under Section 2(a) or the provision of a Direct Insurer Request for Withdrawal under Section 2(b)), and the Trustee shall not be liable for failure to take any action relating thereto.
(q)The Trustee may deposit any Assets in the Trust Account in a book-entry account maintained at the Federal Reserve Bank of New York or in depositories such as the Depository Trust Company. The Trustee shall have no liability whatsoever for the action or inaction of any depository or for any Losses resulting from the maintenance of such Assets with a depository. Assets may be held in the name of a nominee maintained by the Trustee or by any such depository. The Trustee shall have no responsibility whatsoever to determine whether any Assets are or continue to be Eligible Investments or for the determination of the value of any Assets.
(r)The Trustee shall not be required to risk or expend its own funds in performing its obligations under this Agreement.
(s)Notwithstanding references to the Retrocession Agreement in this Agreement, it is acknowledged and agreed that the Trustee has no interest in, and no duty, responsibility or obligation with respect to, the Retrocession Agreement (including without limitation, no duty, responsibility or obligation to monitor the Grantor’s, the Beneficiary’s or the Direct Insurer’s compliance with the Retrocession Agreement).

(t)The Trustee shall set up online access to the Trust Account and shall provide each of the Grantor, the Beneficiary and the Direct Insurer with the appropriate access information.
Section 8.    Representations, Warranties and Covenants of the Trustee. The Trustee represents, warrants and covenants to the Grantor, the Beneficiary and the Direct Insurer that:
(a)    The Trustee is a Qualified United States Financial Institution;
(b)    In the ordinary course of its business, the Trustee maintains securities accounts for others and is acting in that capacity in this Agreement;
(c)    The Trust Account is and at all times shall be maintained at an office of the Trustee in the United States of America;
(d)    The Trustee is not an Affiliate of the Grantor, the Beneficiary or the Direct Insurer.
Section 9.    The Trustee’s Compensation; Expenses.
(a)    The Grantor shall pay the Trustee, as compensation for its services under this Agreement, a fee computed at rates agreed to between the Trustee and the Grantor. The Grantor shall pay or reimburse the Trustee for all of the Trustee’s expenses and disbursements in connection with its duties under this Agreement (including reasonable attorney’s fees and expenses), except any such expense or disbursement as may arise from the Trustee’s negligence, willful misconduct, lack of good faith or failure to administer the Trust Account in accordance with the terms of this Agreement if such failure is the result of the Trustee’s negligence, willful misconduct or lack of good faith. The Grantor hereby agrees to indemnify the Trustee for, and hold it harmless against, any Losses howsoever arising in connection with this Agreement or the Trustee’s performance of its obligations in accordance with the provisions of this Agreement, including but not limited to any Losses incurred by the Trustee in connection with its successful defense, in whole or in part, of any claim of negligence, willful misconduct or lack of good faith on its part or Losses arising out of or in connection with the status of the Trustee and its nominee as the holder of record of the Assets; provided, however, that the Trustee shall not be indemnified with respect to Losses caused by the Trustee’s own negligence, willful misconduct or lack of good faith. The Grantor hereby acknowledges that the foregoing indemnities and payment and reimbursement obligations shall survive the resignation or discharge of the Trustee or the termination of this Agreement.
(b)    The Grantor hereby agrees to indemnify the Trustee for, and hold it harmless against, any Losses or Environmental Damages sustained or incurred by or asserted against the Trustee by reason of or as a result of any action or inaction, or arising out of the Trustee’s performance hereunder, including, without limitation, reasonable attorneys’ and accountants’ fees and expenses incurred by the Trustee in a successful defense of claims by the Grantor, the Beneficiary or the Direct Insurer; provided, however, that the Grantor shall not indemnify the Trustee for those Losses or Environmental Damages arising out of the Trustee’s negligence, willful misconduct or lack of good faith. This indemnity shall be a continuing obligation of the Grantor, its successors and assigns, notwithstanding the termination of this Agreement.
(c)    The Beneficiary hereby agrees to indemnify the Trustee for, and hold it harmless against, any and all Losses which are sustained by the Trustee by reason of or as a result of any action taken or omitted by the Trustee pursuant to the Beneficiary’s written instructions or notices required or permitted to be given to the Trustee by the Beneficiary hereunder. Notwithstanding the foregoing, the Beneficiary shall not indemnify the Trustee for those Losses caused by the Trustee’s negligence, willful misconduct or lack of good faith. This indemnity shall be a continuing obligation of the Beneficiary and its successors and assigns, notwithstanding the termination of this Agreement.
(d)    The Direct Insurer hereby agrees to indemnify the Trustee for, and hold it harmless against, any and all Losses which are sustained by the Trustee by reason of or as a result of any action taken or omitted by the Trustee pursuant to the Direct Insurer’s written instructions or notices required or permitted to be given to the Trustee by the Direct Insurer hereunder. Notwithstanding the foregoing, the Direct Insurer shall not indemnify the Trustee for those Losses caused by the Trustee’s negligence, willful misconduct or lack of good faith. This indemnity shall be a continuing obligation of the Direct Insurer and its successors and assigns, notwithstanding the termination of this Agreement.

(e)    If the Grantor is required to pay any amounts to the Trustee pursuant to paragraphs 9(a) or 9(b) above for which the Beneficiary or the Direct Insurer is liable under paragraph 9(c) or 9(d), as applicable, then the Beneficiary or the Direct Insurer, as applicable, shall, upon demand by the Grantor, promptly reimburse the Grantor for all such amounts. If the Beneficiary or the Direct Insurer is required to pay any amounts to the Trustee pursuant to paragraph 9(c) or 9(d) above, as applicable, for which the Grantor is liable under paragraphs 9(a) or 9(b), then the Grantor shall, upon demand by the Beneficiary or the Direct Insurer, promptly reimburse the Beneficiary or the Direct Insurer, as applicable, for all such amounts.
(f)    No Assets shall be withdrawn from the Trust Account or used in any manner for paying compensation to, or reimbursement or indemnification of, the Trustee; provided, however, that the Grantor, the Beneficiary and the Direct Insurer hereby grant the Trustee a lien, right of set-off and security interest in the funds in the Income Account for the payment of any claim for compensation, reimbursement or indemnity hereunder.
Section 10.    Resignation or Removal of the Trustee.
(a)    The Trustee may resign at any time upon delivery of a written notice thereof to the Grantor, the Beneficiary and the Direct Insurer effective not less than ninety (90) days after receipt by the Beneficiary, the Grantor and the Direct Insurer of such notice. The Trustee may be removed by prior written notice executed by the Grantor, the Beneficiary and the Direct Insurer. No such resignation or removal shall become effective until a successor Trustee has been appointed and approved by the Grantor, the Beneficiary and the Direct Insurer and all Assets in the Trust Account have been duly transferred to the successor Trustee in accordance with paragraph (b) of this Section 10. In the event of the Trustee’s resignation or removal, it agrees to provide reasonable assistance in transferring the Assets to any successor Trustee, including executing instruments of conveyance and providing necessary information; provided, however, that the Trustee is assured to its satisfaction, that it will be reimbursed by the Grantor for any cost or expense that it may incur by reason of taking or continuing to take any such action.
(b)    Upon receipt by the proper Parties of the Trustee’s notice of resignation or the Grantor’s, the Beneficiary’s or the Direct Insurer’s notice of removal, the Grantor, the Beneficiary and the Direct Insurer shall jointly appoint a successor Trustee. Any successor Trustee shall be a bank that is a member of the Federal Reserve System and a Qualified United States Financial Institution, and shall not be an Affiliate of the Grantor, the Beneficiary or the Direct Insurer. Upon the acceptance of the appointment as Trustee hereunder by a successor Trustee and the transfer to such successor Trustee of all Assets in the Trust Account, the resignation or removal of the Trustee shall become effective. Thereupon, such successor Trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Trustee, and the resigning or removed Trustee shall be discharged from any future duties and obligations under this Agreement, but the resigning or removed Trustee shall continue after such resignation or removal to be entitled to the benefits of the indemnities provided herein for the Trustee.
Section 11.    Security Interest in the Assets in the Trust Account.
(a)    Security Interest. The Grantor, the Beneficiary and the Direct Insurer intend that the Trustee, in its capacity as Trustee, is and at all times shall be the registered owner of and holder of legal title to the Trust Account and the Assets. However, to the extent that a court of competent jurisdiction should determine that (1) the Trustee is not the owner of the Trust Account and the Assets, (2) the Trust is not valid, or (3) the transfer of the Assets by the Grantor to the Trust Account is not effective or does not otherwise transfer to the Trust all of the Grantor’s right, title and interest to the Assets, then as further provided in this Section 11 and without any intent to vitiate the creation of an effective trust, the Trust Account shall be deemed to be a “securities account” (within the meaning of Section 8-501(a) of the Uniform Commercial Code as in effect in the State of New York (the “NY UCC”)). All Eligible Investments and other Assets (as defined below) delivered to the Trustee shall be credited to the Trust Account and shall be treated as “financial assets” within the meaning of Section 8-102(a)(9) of the NY UCC.
(b)    The Grantor hereby grants and transfers to the Beneficiary, for the purposes set forth herein, a first priority perfected security interest in, and pledges and assigns to the Beneficiary, all of the Grantor’s right, title and interest in, to and under, whether now existing or hereafter acquired or arising, (i) the Trust Account and all cash and other financial assets credited thereto from time to time including, without limitation, the Assets, and all security entitlements arising therefrom, (ii) all investment property, securities, investments, instruments, cash, mortgage notes and all participation interests in mortgage notes, funds, deposit accounts, general intangibles, accounts, receivables, chattel paper, letter-of-credit rights, documents, goods, real property and all other assets (a) held in or credited to the Trust Account, (b) otherwise conveyed to the Trustee by the Grantor pursuant to this Agreement or (c) purporting to be part of the Assets, and (iii) all proceeds, supporting obligations and all security interests, mortgages or other liens securing any of the foregoing (collectively, the “Collateral”), solely to secure the obligations of the Grantor under the Retrocession Agreement to the Beneficiary and agrees that this Agreement shall constitute a security agreement under all laws, published rules, statutes, regulations, policies and codes and judgments, injunctions, orders, decrees, licenses, permits and all other requirements of governmental entities applicable to the Person, place and situation in question. In furtherance of the preceding sentence, the Trustee acknowledges that all Collateral conveyed to the Trustee is held for the benefit of the Beneficiary for purposes of the security interest granted hereunder and that the Beneficiary shall have “control” (as such term is defined in Articles 8 and 9 of the NY UCC) of the Collateral. All terms used in this Section 11(a) and not otherwise defined shall have the meaning ascribed to such terms in the NY UCC. In addition, the Grantor hereby (i) authorizes the Beneficiary to file any and all UCC financing statements with respect to the Collateral that are reasonably deemed necessary by the Beneficiary in order to perfect such security interest in the Collateral.
The parties understand and agree that the Trustee is a “securities intermediary” within the meaning of Section 8-102(a)(14) of the NY UCC with respect to the Trust Account and all such financial assets held therein, except with respect to any cash so credited, and in respect of any such cash, the Trust Account shall be deemed to be a “deposit account” (as defined in Section 9-102(a)(29) of the NY UCC) to the extent a security interest can be granted and perfected under the NY UCC in the Trust Account as a deposit account, which the Trustee shall maintain acting not as a securities intermediary but as a “bank” (within the meaning of Section 9-102(a)(8) of the NY UCC). The Parties agree that New York shall be deemed to be the “securities intermediary’s jurisdiction” for purposes of Section 8-110(e) of the NY UCC. The Grantor may, from time to time, with prior notice to the Beneficiary and the Direct Insurer, establish one or more sub-accounts under the Trust Account, which shall be part of the Trust Account.
(c)    Until receipt by the Trustee from the Beneficiary of a notice (i) stating that an Exclusive Control Event has occurred with respect to the Grantor and (ii) attaching a certification from the Beneficiary of the occurrence of an Exclusive Control Event following, if applicable, a final, valid and binding determination with respect to Grantor’s challenges to a notification of a “Mandatory Control Level Event” by the Commissioner (the “Notice of Exclusive Control”), the Trustee will comply with notifications it receives directing it to transfer or redeem any Asset in the Trust Account and any other “entitlement order” (as such term is defined in Section 8-102(a)(8) of the NY UCC) originated by the Grantor in accordance with the terms of this Agreement. The Grantor shall provide notice to the Beneficiary and the Direct Insurer within two (2) Business Days following the occurrence of an Exclusive Control Event, which, if applicable, shall not be until there has been a final, valid and binding determination with respect to any Grantor’s challenges to a notification of a “Mandatory Control Level Event” by the Commissioner.
(d)    In the event the Trustee receives a Notice of Exclusive Control, the Trustee thereafter will (i) immediately cease complying with entitlement orders originated by the Grantor in respect of the Trust Account and any Asset held therein that would otherwise be permitted under Section 2, and (ii) immediately comply with “entitlement orders” originated by the Beneficiary in respect of the Trust Account and any Asset held therein, in each case without further consent of the Grantor. The Beneficiary shall also provide notice to the Grantor and the Direct Insurer of such Notice of Exclusive Control at the same time provided to the Trustee.
(e)    The Trustee hereby acknowledges the Beneficiary’s security interest in the Collateral granted pursuant to clause (a) above, and will mark its records, by book-entry or otherwise, to indicate the Beneficiary’s security interest in the Collateral and the proceeds thereof. The Trustee has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other Person: (i) which purports to grant any lien or security interest in the Trust Account or any Assets credited thereto, (ii) pursuant to which the Trustee has agreed to comply with entitlement orders of any other Person or otherwise agreed to give “control” over the Trust Account to any other Person or (iii) which purports to limit or condition the obligation of the Trustee to comply with entitlement orders from the Grantor and Beneficiary as set forth in Section 2 hereof. The Trustee hereby waives and releases, for the benefit of the Beneficiary, all liens, encumbrances, claims and rights of setoff the Trustee may have against the Trust Account or any Asset carried in the Trust Account on account of any fees, indebtedness or other obligations owed to the Trustee by the Grantor and agrees that the Trustee will look solely to the Grantor and the Income Account for payment of all such fees, indebtedness or other obligations; provided, that the foregoing shall not prohibit the Trustee from exercising any rights of setoff with respect to amounts which are withdrawn from the Trust Account at the Grantor’s direction in accordance with Section 2 hereof and in compliance with Section 9.6 of the Retrocession Agreement.
(f)    The Beneficiary and the Direct Insurer agree that all Assets released from the Trust Account to Grantor or its designee in accordance with the terms and conditions of this Agreement shall be free and clear of any lien, encumbrance or security interest granted by the Grantor pursuant to this Agreement.
Section 12.    Commercial Mortgage Loans.
(a)    Except with respect to any Commercial Mortgage Loan withdrawn by the Beneficiary or the Direct Insurer in accordance with the terms hereof, the Grantor or the Direct Insurer, as applicable, shall have the sole and exclusive right, power and authority to service, administer, manage, liquidate, deal with, issue or withhold any consents or waivers, amend, modify, extend, or make any other decisions in respect of any Commercial Mortgage Loans in any manner that it shall choose, subject only to any limitations set forth in this Agreement, the applicable Servicing Agreement or in any other related agreement affecting the Commercial Mortgage Loans, as applicable; provided, that the Trustee shall be entitled to receive on behalf of the Grantor all payments made in respect of the Commercial Mortgage Loans (whether from any servicer, borrower or other Person), including principal and interest payments, proceeds and other income arising from or under such Commercial Mortgage Loans (after retention by the related servicer of such servicer’s expenses, required escrows and reserves to the extent contemplated pursuant to the terms of the applicable loan agreement and Servicing Agreement), as applicable, and to retain, use, enjoy the same subject only to the limitations set forth in this Agreement, the applicable Servicing Agreement and in any other related agreement affecting the Commercial Mortgage Loans. Except with respect to any Commercial Mortgage withdrawn by the Beneficiary or the Direct Insurer in accordance with the terms hereof, the Grantor shall have the sole and exclusive right, power and authority to make decisions and take other actions in respect of any Commercial Mortgage Loans (and any related Underlying Assets) under any servicing agreement, loan document and any other related agreement affecting the Commercial Mortgage Loans or the related Underlying Assets, in each case, as fully and completely as if this Agreement had not been executed and delivered; provided, however, that the sale, transfer or assignment of any such Commercial Mortgage Loan shall only be effectuated by substitution, exchange and withdrawal pursuant to the terms of this Agreement. The Grantor shall have the exclusive power and authority, acting alone or through sub-servicers, to do any and all things in connection with such servicing, administration, management and liquidation of the Commercial Mortgage Loans which it may deem necessary or desirable to maximize recoveries with respect thereto, subject to the limitations contained in this Agreement and any related agreements. Without limiting the generality of the foregoing, the Grantor shall continue, and is hereby authorized and empowered hereunder, to prepare and file any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on any Underlying Assets. Notwithstanding anything to the contrary contained in this Agreement, the Trustee shall not date, endorse, record or transfer any Loan Assignment Document except in accordance with the written directions of the Grantor or the applicable investment manager or, (i) upon receipt of a Beneficiary Request for Withdrawal, in accordance with the written direction of the Beneficiary and (ii) upon receipt of a Direct Insurer Request for Withdrawal, in accordance with the written direction of the Direct Insurer.
(b)    The Trustee (not in its individual capacity but solely as Trustee hereunder), upon receipt of a written request from the Grantor, shall execute and deliver any powers of attorney and other documents provided to it which the Grantor determines, in the exercise of its reasonable judgment, are necessary in order to enable any servicer to carry out its duties under the applicable Servicing Agreement or any other servicing agreement, or to enable the Grantor to take appropriate action in respect of the ownership, assignment, transfer and liquidation of the Commercial Mortgage Loans (and any related Underlying Assets), as applicable, subject to the limitations in this Agreement. The Trustee acknowledges that the Grantor may (in its sole discretion), from time to time, execute and deliver a limited power of attorney in order to enable a servicer to carry out their duties under the applicable Servicing Agreement relating to any Commercial Mortgage Loan or any related Underlying Assets. The authority of the Grantor or any servicer shall include the power to (i) enforce, modify, amend, renew or extend the Commercial Mortgage Loans or the Underlying Assets, (ii) grant or withhold any consents or waivers under or in respect of the Commercial Mortgage Loans or the Underlying Assets, (iii) file and collect insurance claims, (iv) release any Underlying Asset or any other collateral or any party from any liability on or with respect to any of the Commercial Mortgage Loans, (v) compromise or settle any claims of any kind or character with respect to any of the Commercial Mortgage Loans, subject to any limitations provided herein, (vi) initiate, complete or otherwise take any action with respect to a foreclosure or deed in lieu of foreclosure, on any of the Underlying Assets, (vii) repair, replace, renovate, restore and improve the Underlying Assets, (viii) negotiate and contract to sell and sell any Commercial Mortgage Loan (including through receipt of a discounted pay-off on such Asset), (ix) commence, continue, negotiate, or settle litigation relating to a Commercial Mortgage Loan or the Underlying Assets, (x) make any servicing or other advances, (xi) act as a mortgagee in possession or receiver or in any other capacity with respect to the Underlying Assets, (xii) exercise any and all rights in respect of the Commercial Mortgage Loans and the Underlying Assets, or (xiii) take any action with respect to any security document securing a Commercial Mortgage Loan, effectuate foreclosure or other conversion of the ownership of any Underlying Asset, including the employment of attorneys, the institution of legal proceedings, the acceptance of compromise proposals, the filing of claims for mortgage insurance, the collection of liquidation proceeds, seeking a receiver, appointing a new property manager and any other matter pertaining to a Commercial Mortgage Loan or an Underlying Asset. When the Grantor, in the exercise of its reasonable business judgment, finds it appropriate, it shall execute and deliver any instruments of satisfaction, cancellation, partial or full release, discharge, transfer and all other comparable instruments, with respect to the related Commercial Mortgage Loan or the Underlying Asset, as applicable, provided that the execution and delivery of such instrument is necessary in order to enable any servicer to carry out its duties under the Servicing Agreements or any related loan document. Any such action taken by the Grantor shall be subject in all respects to the terms of this Agreement (including, without limitation, Section 4 regarding substitution of Assets in the Trust Account). The Grantor may exercise all of the powers set forth herein in its own name. Upon written request of the Grantor, the Trustee shall execute and deliver any documents provided to it and reasonably requested by the Grantor in furtherance of or incidental to any of the foregoing actions.
(c)    The Grantor may retain a professional servicer to service the Commercial Mortgage Loans on its behalf, in furtherance of the Grantor’s exclusive right, power and authority to service, manage and administer the Commercial Mortgage Loans in the Trust Account, upon reasonable advance written notice to but without the approval or consent of the Trustee, the Beneficiary and the Direct Insurer, but subject to the rights in and requirements of the applicable Servicing Agreement, provided that the retention of such servicer shall not relieve the Grantor of any of its obligations and liabilities hereunder. The Grantor may remove any servicer under any Servicing Agreement pursuant to the terms of the applicable Servicing Agreement or such other servicing agreements and may appoint a successor servicer, without the consent or approval of, but only upon written notice of such removal and appointment to, the Trustee, the Beneficiary and the Direct Insurer. The Grantor agrees to, and shall use commercially reasonable efforts to cause the servicer to, reasonably cooperate with the Beneficiary or the Direct Insurer to assist with the transfer of servicing responsibilities to the successor servicer appointed by the Beneficiary or the Direct Insurer. In connection with any withdrawal by Beneficiary or the Direct Insurer, Grantor shall, or shall cause any such servicer to, transfer to the Beneficiary or the Direct Insurer all funds held by Grantor or such servicer with respect to such Commercial Mortgage Loan, including without limitation all collections, reserves and escrows relating to such Commercial Mortgage Loan.
(d)    With the exception of the Loan Assignment Documents to be delivered to the Trustee in accordance with the terms of this Agreement, the servicer shall retain and be charged with maintaining possession of all documentation and files relating to the Commercial Mortgage Loans (the “Servicing File”). Upon the deposit of any Commercial Mortgage Loan to the Trust Account, (i) the Grantor shall deliver (or cause to be delivered) to the Trustee a letter in the form attached hereto as Exhibit K, executed in blank by an authorized signatory and addressed to the applicable servicer, instructing such servicer to release the Servicing File to the Trustee or to the Beneficiary or the Direct Insurer in accordance with the terms hereof, whenever requested by the Trustee (the “Document Release Letter”), and (ii) within thirty (30) calendar days of the date of deposit, the Grantor shall provide the servicer’s list of the documents in the Servicing File to the Trustee, the Beneficiary and the Direct Insurer. The delivery of the Document Release Letter by the Grantor to the Trustee shall constitute a representation and certification by the Grantor to the Trustee, the Beneficiary and the Direct Insurer that such Document Release Letter is sufficient under the terms of the applicable Servicing Agreement to require the servicer to release the Servicing File to the Trustee without the further consent of the Grantor or any other Person. The Servicing Agreements shall not be amended, modified or supplemented in any way that adversely impacts the ability of the Trustee to obtain the Servicing File without the prior written consent of the Beneficiary and the Direct Insurer. As promptly as practicable following the date hereof, and in any event within thirty (30) days of the date hereof, the Grantor shall arrange with the servicer to separately designate the Servicing File from other documents held by the servicer for the benefit of the Grantor and provide written notice to the Trustee, the Beneficiary and the Direct Insurer when such access has been arranged. Such direct access arrangements with the servicer shall not be changed without the consent of the Beneficiary and the Direct Insurer. The Trustee acknowledges that (x) the Beneficiary may instruct the Trustee to withdraw any documents in the Servicing File in accordance with a Beneficiary Request for Withdrawal and (y) the Direct Insurer may instruct the Trustee to withdraw any documents in the Servicing File in accordance with a Direct Insurer Request for Withdrawal.
(e)    In order to facilitate the servicing, administration and enforcement of the Commercial Mortgage Loans by or on behalf of the Grantor, and the servicing of the Commercial Mortgage Loans by a servicer, the Grantor (if it is not using a third party servicer) or servicers may temporarily hold collections on such Commercial Mortgage Loans prior to the time they are remitted to the Trustee and may hold physical possession of any related documents or instruments. Upon written request of the Grantor to the Trustee (with a simultaneous copy to the Beneficiary and the Direct Insurer, provided the Trustee shall not be required to confirm delivery of such copy) pursuant to the terms hereof, the Trustee shall promptly release, deliver or transfer such documents and instruments as may be requested from time to time by the Grantor. The Trustee and the Grantor hereby acknowledge that the Grantor and the servicers are acting as bailees of the Trustee in holding such monies pursuant to this Agreement (with respect to the Grantor) and the applicable Servicing Agreement, and that the Grantor and the servicers are acting as the Trustee’s bailee in holding any documents or instruments released, delivered or transferred to the Grantor or any servicer pursuant to this Agreement, and any other items constituting a part of the Trust Account which from time to time come into the possession of the Grantor or any servicer; provided, however, the Trustee shall incur no liability whatsoever for any acts of the Grantor and the servicers in their capacity as bailee.
(f)    Each of the Trustee, Beneficiary and the Direct Insurer hereby acknowledges that the rights and obligations of the Grantor under any Servicing Agreement have not been transferred to or accepted or assumed by the Trustee and are otherwise expressly reserved by and to the Grantor to act on its own behalf and in any manner that it so chooses, without any consent or approval rights on the part of the Trustee, the Beneficiary or the Direct Insurer hereunder, subject to the terms of this Agreement and any related agreement.
(g)    The Grantor hereby acknowledges and agrees that the Trustee shall not have any obligations relating to any future funding commitments in respect of the Assets (including, for the avoidance of doubt, the Commercial Mortgage Loans).
Section 13.    Termination of the Trust Account. This Agreement, except for the indemnities provided herein, may be terminated only after the Grantor, the Beneficiary and the Direct Insurer have given the Trustee joint written notice of their intention to terminate this Agreement and the Trust Account (the “Notice of Intention”). Upon receipt of the Notice of Intention, and without further authorization from the Beneficiary or any other Person, the Trustee shall promptly transfer to the Grantor, the Beneficiary or the Direct Insurer, in accordance with the joint direction of the Grantor, the Beneficiary and the Direct Insurer contained in the Notice of Intention, any and all Assets remaining in the Trust Account, at which time all liability of the Trustee with respect to the Assets so transferred shall cease. This Agreement, except for the indemnities provided herein, and the Trust Account shall terminate when all of the Assets have been so delivered by the Trustee in accordance with the terms of this Agreement.
Section 14.    Definitions. Except as the context shall otherwise require, the following terms shall have the following meanings for purposes of this Agreement (the definitions to be applicable to both the singular and the plural forms of each term defined if both forms of such term are used in this Agreement):
The term “Affiliate” means any other Person that directly or indirectly controls, is controlled by, or is under common control with, the first Person.
The term “Beneficiary” shall include any successor of the Beneficiary by operation of law including, without limitation, any liquidator, rehabilitator, receiver or conservator.
The term “Book Value” means, with respect to any Asset and as of any date of determination, the amount stated for such assets, including accrued interest, on the Grantor’s statutory financial statements determined in accordance with then applicable statutory accounting principles.
The term “Control” (including the related terms “controlled by” and “under common control with”) shall mean the ownership, directly or indirectly, of more than 50% of the voting securities of a corporation.
The term “Direct Insurer” shall include any successor of the Direct Insurer by operation of law including, without limitation, any liquidator, rehabilitator, receiver or conservator.
The term “Commercial Mortgage Loan” means commercial mortgage loans as permitted under the Investment Guidelines and deposited into the Trust Account, which, for the avoidance of doubt, may include any participation interests, provided such interests are (a) obtained in accordance with the applicable loan documents and are subject to a valid participation agreement and (b) are on a pari passu economic basis with the other participants, but shall not include any commercial mortgage loans evidenced by multiple promissory notes.
The term “Custody Transmission” means, in the case of each Commercial Mortgage Loan held by the Trustee, a computer-readable transmission containing the following information (and such other data as may be mutually agreed upon in writing by the Grantor and the Trustee), which shall be delivered by the Trustee to the Grantor and the Beneficiary (or the Direct Insurer on behalf of the Beneficiary) pursuant to Section 1.2(c) of this Agreement: the Mortgage Loan Number, Underlying Asset’s address, Mortgagor’s name, and Mortgagor’s address, for each Commercial Mortgage Loan. The Trustee shall incorporate the outstanding principal amount of the Commercial Mortgage Loan, whether or not a Commercial Mortgage Loan is specially serviced and all other agreed upon data, to the extent provided to the Trustee, into the Custody Transmission. Each Custody Transmission delivered shall (a) be cumulative, and shall cover all

Commercial Mortgage Loans for which related Loan Assignment Documents are being held by the Trustee on the date of such Custody Transmission, and (b) include a then-current listing of all Loan Assignment Documents. The form of the Custody Transmission shall not be modified without the consent of the Parties, not to be unreasonably conditioned, delayed or withheld.
The term “Eligible Investments” means assets (i) qualifying as admitted assets for life insurance companies under the insurance laws of the State of Connecticut and (ii) complying with the requirements specified by the Investment Guidelines.
The term “Environmental Damages” means any and all claims, Losses, liabilities, damages, fines, penalties, and out-of-pocket costs and expenses (including reasonable attorney’s fees and expenses) of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to (a) the presence, disposal, release or threatened release of any Hazardous Materials which are on, from or affecting soil, water, vegetation, buildings, personal property, persons, animals or otherwise; (b) any personal injury (including wrongful death), property damage (real or personal) or natural resource damage arising out of or related to such Hazardous Materials; (c) any third party claim brought or threatened, settlement reached, government order, or any legal policies or legal requirements having the force of law imposed on the Trustee, which are based upon or in any way related to such Hazardous Materials, including attorney and consultant fees and expenses, investigation and laboratory fees, court costs and litigation expenses; and (d) any violations of Environmental Law.
The term “Environmental Law” means the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Resource Conservation and Recovery Act of 1976, as amended, and any other applicable federal, state, local, or foreign statute, rule, regulation, order, judgment, directive, decree, permit, license or common law as in effect now, previously, or at any time during the term of this Agreement, and regulating, relating to, or imposing liability or standards of conduct concerning air emissions, water discharges, noise emissions, the release or threatened release or discharge of any Hazardous Material into the environment, the use, manufacture, production, refinement, generation, handling, treatment, storage, transport or disposal of any Hazardous Material or otherwise concerning pollution or the protection of the outdoor or indoor environment, or human health or safety in relation to exposure to Hazardous Materials.
The term “Exclusive Control Event” means that there has been a Mandatory Control Level Event with respect to the Grantor within the meaning of [insert applicable citation to the insurance regulation of the Grantor’s domiciliary state].
The term “Governmental Authority” means any foreign or national government, any state or other political subdivision thereof or any self-regulatory authority, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
The term “Hazardous Materials” means, without limit, any pollutant, contaminant or hazardous, toxic, medical, biohazardous, or dangerous waste, substance, constituent or material, defined or regulated as such in, or for the purpose of, any applicable Environmental Law, including any asbestos, any petroleum, oil (including crude oil or any fraction thereof), any radioactive substance, any polychlorinated biphenyls, any toxin, chemical, disease-causing agent or pathogen, and any other substance that gives rise to liability under any applicable Environmental Law.
The term “Loan Assignment Document Certification” means a certification substantially in the form of Exhibit J attached hereto.

The term “Loan Assignment Documents” means, (a) with respect to any whole Commercial Mortgage Loans, (i) an original allonge (“Loan Assignment Allonge”) executed in a form sufficient to properly assign and transfer each original promissory note or notes and any prior transfer documents pertaining to such notes (collectively and severally, the “Note”) evidencing such Commercial Mortgage Loan and attaching the original Note, (ii) one or more original assignment agreements executed in favor of the Trustee (solely in its capacity as Trustee and not in its individual capacity), in recordable form and otherwise in a form sufficient to transfer and assign of record each of the mortgages, deeds of trust, deeds to secure debt or similar instruments securing such Commercial Mortgage Loan (the “Security Instruments”) and each of any separate assignments of rents and leases and similar agreements securing such Commercial Mortgage Loan (the “Lease Assignments”), (iii) UCC-3 assignments or similar assignments in form sufficient to assign each of the financing statements (including fixture filings) required in connection with such Commercial Mortgage Loan (the “Financing Statements”), to the Trustee, and (iv) an original executed omnibus assignment in favor of the Trustee, in form and substance sufficient to transfer to Trustee all of the Grantor’s right, title and interest in and to the Commercial Mortgage Loan to the Trustee, including specifically, without limitation, all of the Grantor’s rights and interests in and to all guaranties, environmental indemnification agreements, security agreements, loan agreements and similar agreements; (b) with respect to any Commercial Mortgage Loans constituting participation interests, (i) an original participation certificate executed in a form sufficient to properly assign such participation interest (the “Participation Certificate”) and (ii) a copy of the applicable participation agreement (the “Participation Agreement”) and (c) with respect to all Commercial Mortgage Loans in subclauses (a) and (b) above, a Loan Assignment Document Certification delivered by the Grantor to the Trustee in respect of such Commercial Mortgage Loan.
The term “Losses” means, collectively, losses, costs, expenses (including reasonable attorney’s fees and expenses), damages, liabilities and claims.
The term “Monthly Reinsurance Settlement Report” has the meaning set forth on Exhibit D attached hereto.
The term “Net Collections” means all principal collections on an Asset, insurance proceeds and condemnation awards arising from or under such Asset, after retention by the related servicer of required escrows and reserves to the extent contemplated pursuant to the terms of the applicable loan agreement and Servicing Agreement.
The term “Person” means and includes an individual, a corporation, a partnership, an association, a trust, an unincorporated organization or a government or political subdivision thereof.
The term “Qualified United States Financial Institution” means an institution that (1) is organized, or in the case of a United States branch or agency office of a foreign banking organization, licensed under the laws of the United States or any state thereof and has been granted authority to operate with fiduciary powers; and (2) is regulated, supervised, and examined by federal or state authorities having regulatory authority over banks and trust companies.
The term “Retrocession Binder” means that certain binding commitment agreement, dated as of [__], by and among the Beneficiary and the Grantor.
The term “Representative” of a Person shall mean the directors, officers, employees, advisors, agents, consultants, independent accountants, investment bankers, counsel or other representatives of such Person and of such Person’s Affiliates.

The term “Servicing Agreement” means any servicing agreement entered into by the Grantor and any third party with respect to any Commercial Mortgage Loan.
The term “Trailing Document” means those Loan Assignment Documents referenced in subclauses (a)(ii) and (iii) and (b)(ii) of the definition thereof.
The term “Trustee Loan Assignment Documents” means, with respect to (a) any whole Commercial Mortgage Loan, documents substantially similar to the Loan Assignment Documents pertaining to such whole Commercial Mortgage Loan, (and with respect to the allonge, attaching the original Loan Assignment Allonge and Note), (b) any participated Commercial Mortgage Loan, an original Participation Certificate, and (c) in either case, any other required transfer documents, in each case provided to the Trustee by the Person requesting the release of the applicable Commercial Mortgage Loan, for execution in appropriate form.
The term “Underlying Asset” means any property or other asset serving as collateral for any Commercial Mortgage Loan.
Section 15.    Governing Law. Except for the rights, duties, privileges, immunities and standard of care of the Trustee, which shall be governed by the laws of the State of the New York without regard to its conflict of laws or principles, and as otherwise expressly provided herein, the provisions of and validity and construction of this Agreement and any amendments thereto shall be governed by and construed in accordance with the laws of the State of Connecticut without regard to its conflict of laws provision, and the Trust Account created hereunder shall be administered in accordance with the laws of said state. Each of the Parties hereby submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in courts located within the City and State of New York.
Section 16.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT.
Section 17.    Dispute Resolution. Except as otherwise specifically provided in Section 2(h), or in the event that the Beneficiary delivers a Notice of Exclusive Control to the Trustee, in the event of any dispute between or conflicting claims by or between the Grantor, the Beneficiary and the Direct Insurer and/or any other Person or entity with respect to any Assets, the Trustee shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Assets so long as such dispute or conflict shall continue, and the Trustee shall not be or become liable in any way to the Grantor, the Beneficiary or the Direct Insurer for failure or refusal to comply with such conflicting claims, demands or instructions. The Trustee shall be entitled to refuse to act until, in its sole discretion, either (a) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Trustee or (b) the Trustee shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting. The Trustee may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed a joint and several obligation of, the Grantor, the Beneficiary and the Direct Insurer.
Section 18.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, permitted assigns and legal Representatives. Neither this Agreement, nor any right or obligation hereunder, may be assigned by any Party without the prior written consent of the other Parties hereto. Any assignment in violation of this Section 18 shall be void and shall have no force and effect.
Section 19.    Severability. If any provision of this Agreement is held to be void or unenforceable, in whole or in part, (a) such holding shall not affect the validity and enforceability of the remainder of this Agreement, including any other provision, paragraph or subparagraph, and (b) the Parties agree to attempt in good faith to reform such void or unenforceable provision to the extent necessary to render such provision enforceable and to carry out its original intent.
Section 20.    Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof, and there are no understandings or agreements, conditions or qualifications relative to this Agreement which are not fully expressed in this Agreement or the Retrocession Agreement.
Section 21.    Amendments. This Agreement may be modified or otherwise amended, and the observance of any term of this Agreement may be waived, only if such modification, amendment or waiver is in writing and signed by the Parties.
Section 22.    Notices. All notices, requests, instructions, directions, demands and other communications under this Agreement must be in writing and will be deemed to have been duly given or made as follows: (a) if sent by registered or certified mail in the United States, return receipt requested, or by reputable overnight air courier, upon receipt; (b) if sent by facsimile transmission, with a copy mailed on the same day in the manner provided in (a) above, when transmitted; or (c) if otherwise actually personally delivered, when delivered, and shall be delivered as follows:

If to the Grantor:
[___]
If to the Direct Insurer:
[___]
If to the Beneficiary:
Commonwealth Annuity and Life Insurance Company
20 Guest Street
Brighton, MA 02135
Facsimile: (508) 460-2401
Attention: Joel Volcy, Managing Director and Chief Operating Officer
With a copy to:
Commonwealth Annuity and Life Insurance Company
20 Guest Street
Brighton, MA 02135
Facsimile: (508) 460-2401
Attention: Samuel Ramos, Esq., General Counsel and Secretary
If to the Trustee:
[___]
or to such other address or to such other Person as a Party may have last designated by notice to the other Parties.

Section 23.    Headings. The headings of the Sections have been inserted for convenience of reference only and shall not be deemed to constitute a part of this Agreement.
Section 24.    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute but one and the same Agreement.
Section 25.    USA Patriot Act. The Grantor, the Beneficiary and the Direct Insurer hereby acknowledge that the Trustee is subject to federal laws, including the Customer Identification Program (“CIP”) requirements under the USA PATRIOT Act and its implementing regulations, pursuant to which the Trustee must obtain, verify and record information that allows the Trustee to identify the Grantor, the Beneficiary and the Direct Insurer. Accordingly, prior to opening the Trust Account hereunder, the Trustee will ask the Grantor, the Beneficiary and the Direct Insurer to provide certain information including, but not limited to, the Grantor’s, the Beneficiary’s and the Direct Insurer’s name, physical address, tax identification number and other information that will help the Trustee to identify and verify the Grantor’s, the Beneficiary’s and the Direct Insurer’s identity such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information. Each of the Grantor, the Beneficiary and the Direct Insurer agrees that the Trustee cannot open the Trust Account hereunder unless and until the Trustee verifies the Grantor’s, the Beneficiary’s and the Direct Insurer’s identity in accordance with the Trustee’s CIP.
Section 26.    Representations. Each Party represents and warrants to the others that it has full authority to enter into this Agreement upon the terms and conditions hereof and that the individual executing this Agreement on its behalf has the requisite authority to bind such Party to this Agreement, and that the Agreement constitutes a binding obligation of such Party enforceable in accordance with its terms.
Section 27.    Required Disclosure. The Trustee is authorized to supply any information regarding the Trust Account and related Assets that is required by any law, regulation or rule now or hereafter in effect. Each of the Grantor, the Beneficiary and the Direct Insurer agrees to supply the Trustee with any required information if it is not otherwise reasonably available to the Trustee, except for information that is subject to the obligation of confidentiality and is not required by the Trustee to comply with any applicable law, regulation or rule now or hereafter in effect.
Section 28.    Shareholder Communication Act, Etc. With respect to securities issued in the United States, the Shareholders Communications Act of 1985 (the “Act”) requires Trustee to disclose to the issuers, upon their request, the name, address and securities position of its Grantor who are (a) the “beneficial owners” (as defined in the Act) of the issuer’s securities, if the beneficial owner does not object to such disclosure, or (b) acting as a “respondent bank” (as defined in the Act) with respect to the securities. (Under the Act, “respondent banks” do not have the option of objecting to such disclosure upon the issuers’ request.) The Act defines a “beneficial owner” as any Person who has, or shares, the power to vote a security (pursuant to an agreement or otherwise), or who directs the voting of a security. The Act defines a “respondent bank” as any bank, association or other entity that exercises fiduciary powers which holds securities on behalf of beneficial owners and deposits such securities for safekeeping with a bank, such as Trustee. Under the Act, Grantor is either the “beneficial owner” or a “respondent bank.”
[___] Grantor is the “beneficial owner,” as defined in the Act, of the securities to be held by Trustee hereunder.
[___] Grantor is not the beneficial owner of the securities to be held by Trustee, but is acting as a “respondent bank,” as defined in the Act, with respect to the securities to be held by Trustee hereunder.
IF NO BOX IS CHECKED, TRUSTEE SHALL ASSUME THAT GRANTOR IS THE BENEFICIAL OWNER OF THE SECURITIES.
For beneficial owners of the securities only:

[___] Grantor objects

[___] Grantor does not object to the disclosure of its name, address and securities position to any issuer which requests such information pursuant to the Act for the specific purpose of direct communications between such issuer and Grantor.
IF NO BOX IS CHECKED, TRUSTEE SHALL RELEASE SUCH INFORMATION UNTIL IT RECEIVES A CONTRARY WRITTEN INSTRUCTION FROM GRANTOR.
With respect to securities issued outside of the United States, information shall be released to issuers only if required by law or regulation of the particular country in which the securities are located.
The Grantor agrees to disseminate in a timely manner any proxies or requests for voting instructions, other proxy soliciting material, information statements, and/or annual reports that it receives to any other beneficial owners.
Section 29.    Information Sharing.
The Bank of New York Mellon Corporation is a global financial organization that operates in and provides services and products to clients through its affiliates and subsidiaries located in multiple jurisdictions (the “BNY Mellon Group”). The BNY Mellon Group may (a) centralize in one or more affiliates and subsidiaries certain activities (the “Centralized Functions”), including audit, accounting, administration, risk management, legal, compliance, sales, product communication, relationship management, and the compilation and analysis of information and data regarding the Grantor, the Beneficiary and the Direct Insurer (which, for purposes of this provision, is the name and business contact information for the Grantor’s, the Beneficiary’s and the Direct Insurer’s respective employees and Representatives) and the accounts established pursuant to this Agreement (“Account Information”) and (b) use third party service providers to store, maintain and process Account Information (“Outsourced Functions”). Notwithstanding anything to the contrary contained elsewhere in this Agreement and solely in connection with the Centralized Functions and/or Outsourced Functions, the Grantor’s, the Beneficiary’s and the Direct Insurer’s respective consent to the disclosure of, and authorize BNY Mellon to disclose Account Information to (i) other members of the BNY Mellon Group (and their respective officers, directors and employees) and to (ii) third-party service providers (but solely in connection with Outsourced Functions) who are required to maintain the confidentiality of the Grantor’s, the Beneficiary’s and the Direct Insurer’s Account Information in furtherance of the Trustee’s performance of its obligations hereunder. In addition, the BNY Mellon Group may aggregate Account Information with other data collected and/or calculated by the BNY Mellon Group, and the BNY Mellon Group will own all such aggregated data, provided that the BNY Mellon Group shall not distribute the aggregated data in a format that identifies Account Information with the Grantor, the Beneficiary and the Direct Insurer specifically. The Grantor, the Beneficiary and the Direct Insurer each as to itself also consent to the disclosure of the Grantor’s, the Beneficiary’s and the Direct Insurer’s Account Information to governmental and regulatory authorities in jurisdictions where the BNY Mellon Group operates and otherwise as required by law.
Section 30.    Successors and Assigns of Trustee.
Any corporation or other company into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or other company resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other company succeeding to the business of the Trustee shall be the successor of the Trustee hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.
COMMONWEALTH ANNUITY AND LIFE
INSURANCE COMPANY, as Beneficiary

By:
Name:
Title:

[___], as Direct Insurer

By:
Name:
Title:

[RETROCESSIONAIRE], as Grantor

By:
Name:
Title:

[THE BANK OF NEW YORK MELLON], as Trustee

By:
Name:
Title:

EXHIBIT A
BENEFICIARY REQUEST FOR WITHDRAWAL

The undersigned, the [insert position] and a duly authorized officer of Commonwealth Annuity and Life Insurance Company (“Beneficiary”), does hereby certify that, pursuant to Section 2 of the Trust Agreement dated as of [___], 2018, entered into by and among the Beneficiary, [___] (“Direct Insurer”), [___] (the “Grantor”) and [The Bank of New York Mellon] (the “Trustee”) (the “Trust Agreement”) and the Annuity Retrocession Agreement dated as of [___], 2018, between the Beneficiary and the Grantor (the “Retrocession Agreement”), the Beneficiary is entitled to withdraw from the Trust Account (as defined in the Trust Agreement) established by the Grantor for the benefit of the Beneficiary and the Direct Insurer pursuant to the Trust Agreement, Assets with a current fair market value equal to $[_______] for the purpose[s] specified in Section 9.8(a) of the Retrocession Agreement.
[Certification to specify the basis for the withdrawal.]
Beneficiary hereby requests that the Trustee immediately transfer to [the Beneficiary] [such designee of the Beneficiary] [Account No. [•]] all right, title and interest in those Assets set forth on Schedule A attached hereto (which Assets have a fair market value equal to $[_____]) from the Trust Account established by Commonwealth for the benefit of Beneficiary pursuant to the Trust Agreement. [Insert transfer instructions.]
This Certificate is a “Beneficiary Request for Withdrawal” within the meaning of Section 2(a) of the Trust Agreement.
Please notify the Grantor within two (2) Business Days of delivery of the withdrawn Assets.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

Dated:
Name:
Title:

cc: Grantor
cc: Direct Insurer

EXHIBIT B
DIRECT INSURER REQUEST FOR WITHDRAWAL
The undersigned, the [insert position] and a duly authorized officer of [___] (“Direct Insurer”), does hereby request that, pursuant to Section 2 of the Trust Agreement dated as of [___], 2018, entered into by and among the Direct Insurer, Commonwealth Annuity and Life Insurance Company (“the Beneficiary”), [___] (the “Grantor”) and The Bank of New York Mellon (the “Trustee”) (the “Trust Agreement”) and the Annuity Retrocession Agreement dated as of [___], 2018, between the Grantor and the Beneficiary (the “Retrocession Agreement”), the Direct Insurer is entitled to withdraw from the Trust Account (as defined in the Trust Agreement) established by the Grantor for the benefit of the Direct Insurer and The Beneficiary pursuant to the Trust Agreement, Assets with a current fair market value equal to $[_______] for the purpose[s] specified in Section 9.8(b) of the Retrocession Agreement.
[Certification to specify the basis for the withdrawal.]
Direct Insurer hereby requests that the Trustee immediately transfer to the Beneficiary all right, title and interest in those Assets set forth on Schedule A attached hereto (which Assets have a fair market value equal to $[_____]) from the Trust Account established by Commonwealth for the benefit of Beneficiary pursuant to the Trust Agreement. [Insert transfer instructions.]
This Certificate is a “Direct Insurer Request for Withdrawal” within the meaning of Section 2(b) of the Trust Agreement.
Please notify the Grantor within two (2) Business Days of delivery of the withdrawn Assets.

[DIRECT INSURER]

Dated:
Name:
Title:

cc: Grantor
cc: Beneficiary

EXHIBIT C
GRANTOR REQUEST FOR WITHDRAWAL
The undersigned, the [insert position] and a duly authorized officer of [___] (the “Grantor”), does hereby certify that, pursuant to Section 2 of the Trust Agreement dated as of [___], 2018, entered into by and among Commonwealth Annuity and Life Insurance Company (“Beneficiary”), Grantor, [___] (“Direct Insurer”), and [The Bank of New York Mellon] (the “Trustee”) (the “Trust Agreement”) and the Annuity Retrocession Agreement dated as of [___], 2018, between Beneficiary and Grantor (the “Retrocession Agreement”), Grantor is entitled to withdraw from the Trust Account (as defined in the Trust Agreement) established by the Grantor for the benefit of the Beneficiary and the Direct Insurer pursuant to the Trust Agreement, Assets with a current fair market value equal to $[_____].
[Grantor hereby directs the Trustee to immediately deliver to [Grantor or its designee] [the Assets specified below] [and] [cash in the amount of $[_____]]. Grantor hereby attaches a copy of the applicable Monthly Reinsurance Settlement Report and hereby certifies that the conditions described in Section 9.6 of the Retrocession Agreement and Section 2(e)(i) of the Trust Agreement have been met.] [Note: for use if the proviso set forth in Section 9.6 applies.]
[Grantor hereby directs the Trustee to deliver to [Grantor or its designee] [the Assets specified below] [and] [cash in the amount of $[_____], immediately following the fifth (5th) Business Day after the date hereof unless Beneficiary or Direct Insurer shall have objected to such withdrawal in writing within such five (5) Business Day period.] [Note: for use if the proviso set forth in Section 9.6 does not apply.]
[Insert transfer instructions]
This Certificate is a “Grantor Request for Withdrawal” within the meaning of Section 2(e) of the Trust Agreement.
Please notify the Beneficiary and the Direct Insurer within two (2) Business Days of delivery of the withdrawn Assets.

[GRANTOR]

Dated:
Name:
Title:
With copy to: [Note: for use if the proviso set forth in Section 9.6 does not apply.]
[Beneficiary]
[Address]
Facsimile:
Attention:

AND

[Direct Insurer]
[Address]
Facsimile:
Attention:

EXHIBIT D
PROVISIONS OF THE RETROCESSION AGREEMENT
AND UNDERLYING REINSURANCE AGREEMENT
Set forth below is the text of the provisions of the Retrocession Agreement (the “Agreement”) that are referenced in this Trust Agreement.
Retrocession Agreement
Certain Definitions
“Adjusted MV Percentage” means, as of a given date, the percentage set forth in Schedule L applicable to such date.
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. “Control” (including the terms, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.
“[REDACTED]” means [REDACTED] or any successor thereto.
“Book Value” means, with respect to Trust Account assets, at any date of determination, the amount stated for such assets on the Reinsurer’s statutory financial statements determined in accordance with then applicable statutory accounting principles.
“Business Day” means any day other than a Saturday, Sunday or other day on which banks in the Commonwealth of Massachusetts, the City of New York, New York or [______] are permitted or required to be closed.
“Business Covered” means the in-force block of Retroceded Contracts retroceded under this Agreement.
“Company” means Commonwealth Annuity and Life Insurance Company, a life insurance company organized under the laws of the Commonwealth of Massachusetts.
“Covered Liabilities” shall have the meaning specified in the Underlying Reinsurance Agreement.
“Direct Insurer” means [___], a Connecticut-domiciled life insurer.
“Closing Date” means the date on which this Agreement is executed and delivered by the parties hereto.
“Effective Date” means the first calendar day of the month during which the Closing Date occurs.
“Eligible Trust Account Assets” means assets that comply with the Investment Guidelines.
“Extracontractual Obligations” means all Liabilities for (i) any fines, penalties, settlements, taxes, fees, forfeitures, costs or expenses or any compensatory, punitive, exemplary, special, treble, bad faith, tort, statutory or any other form of extra-contractual damages, or portion thereof, as well as all legal fees and expenses relating thereto, relating to, but not arising under the express terms and conditions of, or in excess of the applicable payment provisions or coverage limits of, the Retroceded Contracts, whether to contractholders, insureds, producers, agents, brokers, distributors, Governmental Authorities or any other Person, which arise from any actual or alleged act, error or omission committed by or on behalf of the Direct Insurer or Company, whether or not intentional, negligent, malicious, fraudulent, unlawful, in bad faith or otherwise, including, any act, error or omission of such Person, relating to (a) the form, marketing, sale, underwriting, production, issuance, cancellation, offering of elections or options under, or administration of, the Retroceded Contracts, (b) the investigation, defense, trial, settlement or handling of claims, benefits or payments in respect of any Retroceded Contracts, (c) the failure to pay, the delay in payment or errors in calculating or administering the payment of benefits, claims or any other amounts due or alleged to be due under or in connection with any Retroceded Contracts or (d) the failure of any of the Retroceded Contracts to qualify for their intended tax status and (ii) ex-gratia payments made by or on behalf of the Direct Insurer or Company.
“Governmental Authority” means any foreign or national government, any state or other political subdivision thereof or any self-regulatory authority, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
“Interest Maintenance Reserve” means the sum of (a) the Company’s existing interest maintenance reserve that is attributable to the Reinsured Risks immediately prior to the Closing Date, after giving effect to the execution of the Underlying Reinsurance Agreement, plus (b) the Company’s interest maintenance reserve that is created on the Closing Date as a direct result of the transactions contemplated by this Agreement, plus (c) the amount of the interest maintenance reserve attributable to the Reinsured Risks that is created after the Closing Date and including the reserve established in Deemed Sales under Section 9.7, in each case determined in accordance with SAP applicable to the Company.
“Market Value” means, with respect to any asset, the fair market value thereof as determined by the Reinsurer in good faith in accordance with the Market Value Methods.
“Market Value Methods” shall have the meaning specified in Schedule K.
“Market Value Required Balance” means, as of any given date, an amount equal to the product of (a) the Adjusted MV Percentage as of such date, times (b) the Reinsurer’s Quota Share of the NAIC Reserves as of such date.
“Milliman” means Milliman LLP or any successor thereto.
“Monthly Accounting Period” means each calendar month, provided that the initial Monthly Accounting Period shall commence on the Effective Date and end on the last day of the calendar month in which the Effective Date falls [alternatively, “shall be deemed to end on [___]”], and the final Monthly Accounting Period shall commence on the first day of the calendar month in which the Termination Date falls and end on the Termination Date.
“NAIC Reserves” means, as of any given date, an amount equal to the gross statutory reserves that are required to be held by the Company for purposes of its statutory financial statements with respect to the Retroceded Liabilities, determined in accordance with SAP applicable to the Company.

“Person” means any natural person, firm, limited liability company, general partnership, limited partnership, joint venture, association, corporation, trust, Governmental Authority or other entity.
“RBC Ratio” means, as of any given date, the ratio of (i) Total Adjusted Capital (as defined in the NAIC Risk Based Capital (RBC) Model Act, or in the rules and procedures prescribed by the NAIC with respect thereto, as in effect as of such date) to (ii) Company Action Level RBC (as defined in the NAIC Risk Based Capital (RBC) Model Act, or in the rules and procedures prescribed by the NAIC with respect thereto, as in effect as of such date).
“RBC Reporting Deadline” means, with respect to any calendar year, the date that is sixty (60) calendar days after the end of such calendar year and with respect to any calendar quarter, the date that is forty-five (45) calendar days after the end of such calendar quarter.
“Reinsurance Credit Event” means an event that causes the Company to be unable, for any reason attributable to the Reinsurer or a change in Applicable Law, to take full statutory financial statement credit for the reinsurance provided by this Agreement.
“Reinsurer” means [Retrocessionaire], a life insurance company organized under the laws of [__].
“Reinsurer’s Quota Share” means [REDACTED].
“Reinsured Risks” means the Reinsurer’s Quota Share of the Retroceded Liabilities incurred by the Company.
“Required Balance” means, as of any given date, an amount equal to (x) of the sum of (a) the Reinsurer’s Quota Share of the NAIC Reserves plus (b) the Unamortized Interest Maintenance Reserve, where (i) other than following the occurrence and during the continuance of a Triggering Event, (x) equals [REDACTED]; and (ii) following the occurrence and during the continuance of a Triggering Event, (x) equals [REDACTED].
“Retroceded Contracts” means those contracts in force on the Effective Date ceded to the Company pursuant to the Underlying Reinsurance Agreement that are set out in Schedule A under the heading “Business Covered” and as listed, together with the NAIC Reserves in respect thereof, on an electronic bordereaux, delivered by the Company to the Reinsurer on the Closing Date, and any such contract reinstated after the Effective Date in accordance with the terms of the Underlying Reinsurance Agreement, but excluding any such contract that has been novated from the Direct Insurer to the Reinsurer.
“Retroceded Liabilities” means all liability of the Company for Covered Liabilities pursuant to and in accordance with the Underlying Reinsurance Agreement, but only to the extent, and insofar as, such Covered Liabilities relate to the Retroceded Contracts (including any Retroceded Contract reinstated in accordance with the terms of the Underlying Reinsurance Agreement); provided, that Retroceded Liabilities shall not include any Extracontractual Obligations other than any such Extracontractual Obligation for which the Reinsurer received prior notice of and the Reinsurer has expressly concurred, in writing, with the actions taken or not taken, or to be taken or not taken, by the Direct Insurer that led to the assessment of such Extracontractual Obligation.
“SAP” means, as to any insurance company, the statutory accounting practices prescribed by the Insurance Regulator in the jurisdiction in which such company is domiciled, consistently applied by such company.

“Termination Date” means the effective date of any termination of this Agreement as provided in Section 10.2.
“Third Party Actuary” means Milliman; provided if Milliman refuses or is otherwise not available to act in such capacity, the Third Party Actuary means a nationally recognized independent actuarial firm mutually agreed upon by the parties hereto; provided, that if the parties are unable to mutually agree on an actuarial firm within ten (10) Business Days from the date on which Milliman shall have provided the parties with notice of such refusal or unavailability, the parties hereto shall jointly request the President of the Society of Actuaries to appoint, within ten (10) Business Days from the date of such request, a nationally recognized actuarial firm independent of the Company, the Direct Insurer and the Reinsurer and their respective Affiliates to serve as the Third Party Actuary.
“Triggering Event” means any of the following occurrences:
(a) the Reinsurer’s RBC Ratio as of any quarter-end is below [REDACTED] and the Reinsurer has not cured such shortfall by the date that is twenty (20) calendar days after the applicable RBC Reporting Deadline;
(b) there has been a failure by the Reinsurer to pay any undisputed amounts due hereunder within the due dates specified in this Agreement, or to fund the Trust Account in any undisputed amount required by Section 9.5 within the time required to fund the Trust Account;
(c) a Reinsurance Credit Event has occurred and is continuing;
(d) the financial strength rating of the Reinsurer by [REDACTED]or below or has been withdrawn; provided that such downgrade or withdrawal has not occurred because (i) [REDACTED] has ceased to exist or has ceased to publicly provide financial strength ratings for U.S. life insurance companies generally or (ii) [REDACTED]has changed its financial strength ratings scale (in which case the closest equivalent of a [REDACTED] rating as of the date hereof will be applicable for this clause (d));
(e) any Guarantor fails to perform any of its obligations under the Guarantee applicable to such Guarantor and such Guarantor fails to cure such breach within twenty (20) Business Days after the date on which the Reinsurer or such Guarantor becomes aware of such breach, including but not limited to, the date on which the Company notifies the Reinsurer in writing of such breach; or
(f) the Reinsurer has been placed into liquidation, rehabilitation, conservation, supervision, receivership or similar proceedings (whether voluntary or involuntary), or there has been instituted against it proceedings for the appointment of a receiver, liquidator, rehabilitator, conservator or trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or assume control of its operations.
“Trust Account” means the trust account established by the Reinsurer, as grantor, for the benefit of the Company and the Direct Issuer, and governed by the Trust Agreement.
“Trust Account Balance” means, as of a given date, the aggregate Book Value of all assets in the Trust Account, including accrued interest, on such date, determined in the manner set forth in Section 9.2.

“Trust Assets” means, as of a given date, the assets held in the Trust Account as of such date.
“Trustee” means the trustee of the Trust Account.
“Unamortized Interest Maintenance Reserve” means, with respect to any date of determination, the Reinsurer’s share of the Interest Maintenance Reserve which remains unamortized as of such date, determined in accordance with SAP applicable to the Reinsurer without giving effect to any retrocession by the Reinsurer.
“Underlying Reinsurance Agreement” means that certain Annuity Reinsurance Agreement, dated as of the date hereof, by and between the Direct Insurer, as ceding company, and the Company, as reinsurer, a copy of which is attached hereto at Exhibit 2.
Section 6.1
Section 6.1    Monthly Reinsurance Settlement Reports.
(a)    As soon as practicable but not more than nine (9) Business Days following the end of each Monthly Accounting Period ending after the Effective Date (or, if later, within two (2) Business Days after delivery to the Company of the corresponding report under the Underlying Reinsurance Agreement), the Company shall deliver to the Reinsurer a monthly reinsurance settlement report in the form of Schedule G-1  (the “Monthly Reinsurance Settlement Report”) and seriatim data reports substantially in the form of Schedule G-2 (collectively, the “Monthly Reports”).
Section 9.5
Section 9.5. Rebalancing the Trust Account.
(a)    With respect to any calendar month after the Closing Date:
(i) if the Trust Account Balance as of the end of such calendar month is less than the Required Balance set forth in the certificate contemplated by Section 6.2(b) for such calendar month, then the Reinsurer shall deposit additional Eligible Trust Account Assets into the Trust Account within ten (10) Business Days following the date such shortfall is determined so that the Trust Account Balance is no less than the Required Balance set forth in such certificate (after giving effect to any deposit made following the end of such calendar month pursuant to Section 9.5(b)); and
(ii) if, after giving effect to the deposit, if any, into the Trust Account of Eligible Trust Account Assets pursuant to clause (i) of this Section 9.5(a) and to any deposit made following the end of such calendar month pursuant to Section 9.5(b), the Market Value of the Eligible Trust Account Assets held in the Trust Account as of the end of such calendar month is less than the Market Value Required Balance as of the end such calendar month, then Reinsurer shall deposit additional Eligible Trust Account Assets into the Trust Account within ten (10) Business Days following the date such shortfall is determined so that the Market Value of Eligible Trust Account Assets then held in the Trust Account is no less than the Market Value Required Balance.
(b)    If, on the day a Triggering Event occurs, the Trust Account Balance (calculated as of such day) is less than the Required Balance after giving effect to the Triggering Event (calculated as of the end of the month immediately preceding the month during which the Triggering Event occurs), then the Reinsurer, on the fifth (5th) Business Day after the Triggering Event shall have occurred, shall deposit additional Eligible Trust Account Assets into the Trust Account so that the Trust Account Balance as of such day is no less than the Required Balance after giving effect to the Triggering Event as of the end of the month immediately preceding the month during which the Triggering Event occurred. For the avoidance of doubt, this Section 9.5(b) shall apply from time to time only if and so long as a Triggering Event remains in effect.
Section 9.6
Section 9.6. Trust Account Withdrawals by the Reinsurer.
(a)    If, as of any month end on and after the Closing Date, (x) the Trust Account Balance exceeds the Required Balance, then within ten (10) Business Days after the Reinsurer’s receipt of a Monthly Reinsurance Settlement Report for such month end, the Reinsurer may make a written demand to the Trustee, substantially in the form as attached to the Trust Agreement, to release to the Reinsurer assets in the Trust Account and the Trustee shall release such assets, subject to the Company’s prior written consent, which consent shall be required to be granted if all of, and only, the following conditions and those set forth in clause (x) above are satisfied after any such withdrawal and shall be deemed granted if the Company has not provided the Reinsurer and Trustee a good faith written response within five (5) Business Days of receipt of Reinsurer’s written demand (which response, if a rejection of such demand, shall specify in reasonable detail the reasons for such rejection): (i) no Recapture Event has occurred and is continuing (unless a recapture in respect of such Recapture Event is no longer exercisable); (ii) the Book Value, including accrued interest for so long as such interest is credited by the Trustee, of the Trust Account assets shall be no less than the Required Balance, (iii) the ratio of Market Value to Book Value of the aggregate Eligible Trust Account Assets in the Trust Account immediately following the withdrawal shall not be less than such ratio on the Business Day immediately prior to such withdrawal, (iv) after such withdrawal, the Market Value of the Eligible Trust Account Assets, including accrued interest, is no less than the Market Value Required Balance; and (v) all the assets held in the Trust Account after such withdrawal are Eligible Trust Account Assets; provided, however, that with respect to any withdrawal and transfer of cash in connection with the payment by the Reinsurer of an amount specified in a Monthly Reinsurance Settlement Report, if the conditions in (x) and (i) through (v) are all met, the Reinsurer may direct the Trustee to release such cash to the Company without prior notice to or approval by the Company, upon presentation to the Trustee of (1) a copy of the applicable Monthly Reinsurance Settlement Report delivered by the Company to the Reinsurer and (2) a certification to the Trustee, with a copy to the Company, that such conditions are met.
(b)    The Reinsurer covenants and agrees that it will not deliver a Reinsurer Withdrawal Notice to the Trustee to withdraw from the Trust Account all or any part of the Trust Assets and transfer such assets to the Reinsurer unless all the conditions set forth in Section 9.6(a) have been met.
(c)    In the event there is a dispute between the Company and the Reinsurer with respect to the Reinsurer’s rights to deliver a Reinsurer Withdrawal Notice and withdraw Trust Assets pursuant to this Section 9.6, the parties shall use their commercially reasonable efforts to negotiate a resolution of such dispute. Should for any reason the dispute not be resolved within fifteen (15) Business Days after the Reinsurer receives notice from the Company disputing the amount requested for withdrawal by the Reinsurer in the Reinsurer Withdrawal Notice, such dispute shall be submitted to a Third Party Actuary in accordance with the procedures that apply to disputes with the Company by the Reinsurer with respect to Monthly Reinsurance Settlement Reports pursuant to Section 6.1. Until the final resolution of such dispute hereunder, the Reinsurer may not withdraw Trust Assets, provided, however, that to the extent the Company does not dispute Reinsurer’s right to withdraw a portion of the Trust Assets, the Reinsurer may deliver a Reinsurer Withdrawal Notice to the Trustee and withdraw any such undisputed amounts.
(d)    If, notwithstanding the foregoing, a withdrawal is made in excess of the amount permitted by this Section 9.6, such excess amount (including interest paid or accrued thereon) shall be deemed to be held by the Reinsurer in constructive trust for the benefit of the Company and the Reinsurer shall return such excess amount (including interest paid or accrued thereon) to the Trust Account within one (1) Business Day following the date the Reinsurer becomes aware, or reasonably should have been aware, of such excess withdrawal.
Section 9.7
Section 9.7. Substitution of Assets. The Reinsurer may at any time, by written request to the Trustee and the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), substitute or exchange assets contained within the Trust Account with other Eligible Trust Account Assets (such substituted or exchanged Eligible Trust Account Assets are referred to herein as “Replacement Assets”). The Reinsurer represents and warrants that (a) the assets contained within the Trust Account (including any such Replacement Assets) shall remain Eligible Trust Account Assets following such substitution or exchange; (b) the Book Value, including accrued interest, and Market Value, including accrued interest, of such Replacement Assets that are deposited in or credited to the Trust Account shall be at least equal to the Book Value, including accrued interest, and Market Value, including accrued interest, respectively, of the assets contained within the Trust Account being removed from the Trust Account; (c) the difference, whether positive or negative, between Market Value, including accrued interest, and Book Value, including accrued interest, of the assets being removed from the Trust Account will be treated as a realized gain or loss, respectively, and new Interest Maintenance Reserve will be established in accordance with SAP for such realized gain or loss for the purposes of this Agreement (“Deemed Sale”); (d) the Replacement Assets shall be deposited into the Trust Account prior to or simultaneously with the removal of assets from the Trust Account in connection with any such substitution or exchange; and (e) the Reinsurer shall not make any substitutions under this Section 9.7 if it is in default in any material respect under any provision of this Agreement or the Trust Agreement. Any written request provided by the Reinsurer pursuant to this Section 9.7 shall include the Reinsurer’s representation and warranty that such substitution or exchange meets the requirements of this Section 9.7. Notwithstanding the foregoing, if an asset in the Trust Account no longer qualifies as an Eligible Trust Account Asset, then, within five (5) Business Days following the date on which the Reinsurer becomes aware of such circumstance, the Reinsurer shall replace such asset with one or more Eligible Trust Account Assets meeting the requirements of this Section 9.7.
Section 9.8
Section 9.8. Permitted Use of Trust Account Assets.
(a)    The Company shall be permitted to withdraw assets from the Trust Account only if (x) a Recapture Event has occurred and is continuing and (y) the Reinsurer has not paid an amount in full that is due and owing (or, if part of the amount is disputed in good faith, the undisputed portion) to the Company under this Agreement and any applicable payment period respect thereof (or, to the extent of the portion of the payment under good faith dispute, the dispute resolution period afforded the Reinsurer has expired); and then only for one or more of the following purposes: (1) to reimburse the Company for undisputed amounts due by, but not yet recovered from the Reinsurer under this Agreement in order to satisfy liabilities of the Reinsurer under this Agreement; and (2) to pay reasonable out-of-pocket expenses relating to the withdrawal, liquidation or enforcement of legal rights with respect to the Trust Account assets to the extent such amounts are not being disputed by the Reinsurer in good faith. The Company may so withdraw assets from the Trust Account by written request to the Trustee signed by an authorized representative of the Company, substantially in the form as attached to the Trust Agreement (the “Company Withdrawal Notice”), to withdraw Trust Assets from the Trust Account. The Company Withdrawal Notice shall be deemed to be a certification by the Company to the Trustee that the requirements of this Section 9.8(a) are satisfied, signed by a duly authorized officer of the Company. Simultaneously with the Company submitting such written request to the Trustee, the Company shall provide written notice to the Reinsurer of its request to withdraw Trust Assets from the Trust Account together with a completed Company Withdrawal Notice for such proposed withdrawal in substantially the form of Exhibit 3. A Company Withdrawal Notice shall specify the Trust Assets to be withdrawn and an instruction to the Trustee as to how such specified Trust Assets shall be delivered. The Company may from time to time designate a third party (the “Company Designee”) in a Company Withdrawal Notice to whom all or part of the Trust Assets specified therein shall be delivered. The Company shall acknowledge receipt of any such Trust Assets withdrawn upon request by the Trustee. Any Company Withdrawal Notice provided by the Company pursuant to this Section 9.8 shall be deemed to be a certification that the withdrawal meets the requirements of this Section 9.8.
(b)    The Direct Insurer shall be permitted to withdraw assets from the Trust Account, subject to the following sentence, only if (x) a Recapture Event (as defined in the Underlying Reinsurance Agreement) has occurred and is continuing and (y) the Company shall have failed to pay to the Direct Insurer an amount that is due to the Direct Insurer under the Underlying Reinsurance Agreement where such amount constitutes a Retroceded Liability (a “Direct Insurer Claim Amount”), following written notice to the Company of its failure to pay the Direct Insurer Claim Amount and the Company’s failure to pay such Direct Insurer Claim Amount within the applicable cure period set forth in the Underlying Reinsurance Agreement. If the conditions in the preceding sentence are satisfied, then the Direct Insurer shall be permitted to withdraw from the Trust Account in an amount not to exceed the Reinsurer’s Quota Share of the Direct Insurer Claim Amount. The Company acknowledges and agrees that if (i) the Direct Insurer withdraws from the Trust Account in the circumstances permitted by this Section 9.8(b) and (ii) the Reinsurer disputes in good faith that the Reinsurer’s Quota Share of the Direct Insurer Claim Amount is an amount for which the Reinsurer is liable under this Agreement, then, pending resolution of such dispute between the Company and the Reinsurer, the Company shall promptly deposit into the Trust Account Eligible Trust Account Assets having a Book Value and a Market Value equal to the disputed portion of the amount withdrawn by the Direct Insurer.
Adjusted MV Percentage (Schedule L to the Retrocession Agreement)
See Schedule 1 to this Exhibit D.
Form of Monthly Reinsurance Settlement Report (Schedule G-1 to the Retrocession Agreement)
See Schedule 2 to this Exhibit D.
Market Value Methods (Schedule K to the Retrocession Agreement)
See Schedule 3 to this Exhibit D.

SCHEDULE 1 TO EXHIBIT D
ADJUSTED MV PERCENTAGE
The Adjusted MV Percentage shall equal 100% as of the Effective Time. At each subsequent time, the Adjusted MV Percentage shall equal:

a)	100%, minus

b)	(i) divided by (ii):

(i)	The Unamortized Interest Maintenance Reserve as of the Effective Date minus the Unamortized Interest Maintenance Reserve as of such date of determination

(ii)	The Unamortized Interest Maintenance Reserve as of the Effective Date plus Reinsurer’s Quota Share of NAIC Reserves as of the Effective Date.
Below is an illustration of the calculation:

	Reinsurer’s Quota Share of NAIC Reserves	Unamortized Interest Maintenance Reserve	Adjusted MV Percentage
			Calculation	Value
Effective Date	1000	100	=100%-(100-100)/(100+1000)	100%
Time 1	900	60	=100%-(100-60)/(100+1000)	96%
Time 2	800	20	=100%-(100-20)/(100+1000)	93%
Time 3	700	0	=100%-(100-0)/(100+1000)	91%

SCHEDULE 2 TO EXHIBIT D
MONTHLY REINSURANCE SETTLEMENT REPORT

[see attached.]

SCHEDULE 3 TO EXHIBIT D
MARKET VALUE METHODS
In determining the market value of any Eligible Asset, the Reinsurer shall use prices published by using the “Pricing Services Hierarchy” below for assets for which such prices are available, and for assets for which such prices are not available, the Reinsurer shall determine the market value (the “Unpublished Market Value”) of such assets in accordance with the methodologies used by the Reinsurer in determining the market value of assets of the same or similar type as such assets held in its own general account (other than the Trust Assets).

If the Company disputes the Reinsurer’s determination of an Unpublished Market Value of any asset, and the parties are unable to resolve such dispute within ten (10) calendar days of the origination of such dispute, then the Unpublished Market Value of such asset shall be determined by a Valuation Expert, provided, that the Valuation Expert’s determination of Unpublished Market Value shall be within the range of the values provided by the Reinsurer and the Company (inclusive of such values), and, in each case, the parties shall be bound by such determination. Until such time as the Valuation Expert has determined the Unpublished Market Value in dispute, the applicable Unpublished Market Value shall be as determined by the Reinsurer. All fees, costs and expenses relating to the foregoing shall be paid in equal shares by the parties hereto.

Pricing Services Hierarchy

Reinsurer shall use prices published by Interactive Data Corporation (or any successor organization) or, for assets as to which Interactive Data Corporation (or any successor organization) does not, at such time, provide prices, then such prices published by (in the following priority):

1.	Barclays Capital’s “Barclays Index” pricing service

2.	Any other nationally recognized pricing service provider as the Company shall approve (such approval not to be unreasonably withheld)

EXHIBIT E
BENEFICIARY CERTIFICATION OF WITHDRAWAL
The undersigned, the [insert position] and a duly authorized officer of Commonwealth Annuity and Life Insurance Company (“Beneficiary”), does hereby certify that, pursuant to Section 2 of the Trust Agreement dated as of [___], 2018, entered into by and among [___] (“Grantor”), [___] (“Direct Insurer”), Beneficiary and [The Bank of New York Mellon] (the “Trustee”) (the “Trust Agreement”) and the Annuity Retrocession Agreement dated as of [___], 2018, between Beneficiary and Grantor (the “Retrocession Agreement”), Beneficiary has withdrawn from the Trust Account (as defined in the Trust Agreement) established by Grantor for the benefit of Beneficiary and Direct Insurer pursuant to the Trust Agreement, Assets with a current fair market value equal to $[_____]. Beneficiary hereby certifies that the conditions described in Section 9.8(a) of the Retrocession Agreement have been met.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

Dated:
Name:
Title:

EXHIBIT F
DIRECT INSURER CERTIFICATION OF WITHDRAWAL
The undersigned, the [insert position] and a duly authorized officer of [___] (“Direct Insurer”), does hereby certify that, pursuant to Section 2 of the Trust Agreement dated as of [___], 2018, entered into by and among [___] (“Grantor”), Direct Insurer, Commonwealth Annuity and Life Insurance Company (“Beneficiary”) and [The Bank of New York Mellon] (the “Trustee”) (the “Trust Agreement”) and the Annuity Retrocession Agreement dated as of [___], 2018, between Beneficiary and Commonwealth (the “Retrocession Agreement”), Direct Insurer has withdrawn from the Trust Account (as defined in the Trust Agreement) established by Grantor for the benefit of Beneficiary and Direct Insurer pursuant to the Trust Agreement, Assets with a current fair market value equal to $[_____]. Direct Insurer hereby certifies that the conditions described in Section 9.8(b) of the Retrocession Agreement have been met.

[DIRECT INSURER]

Dated:
Name:
Title:

EXHIBIT G
GRANTOR CERTIFICATION OF WITHDRAWAL
The undersigned, the [insert position] and a duly authorized officer of [___] (the “Grantor”), does hereby certify that, pursuant to Section 2 of the Trust Agreement dated as of [___], 2018, entered into by and among Grantor, [___] (“Direct Insurer”), Commonwealth Annuity and Life Insurance Company (“Beneficiary”) and [The Bank of New York Mellon] (the “Trustee”) (the “Trust Agreement”) and the Annuity Retrocession Agreement dated as of [___], 2018, between Beneficiary and Commonwealth (the “Retrocession Agreement”), Grantor has withdrawn from the Trust Account (as defined in the Trust Agreement) established by Grantor for the benefit of Beneficiary and Direct Insurer pursuant to the Trust Agreement, Assets with a current fair market value equal to $[_____]. Grantor hereby attaches a copy of the applicable Monthly Reinsurance Settlement Report and hereby certifies that the conditions described in Section 9.6 of the Retrocession Agreement have been met.

[GRANTOR]

Dated:
Name:
Title:

EXHIBIT H
INVESTMENT GUIDELINES
Capitalized terms used in these Investment Guidelines that are not defined herein shall have the meanings ascribed to such terms in the Retrocession Agreement.

The Reinsurer shall be responsible for complying with the terms of the Investment Guidelines outlined below. These Investment Guidelines shall apply to the management of the Investment Assets.

In addition to these Investment Guidelines, all Investment Assets must qualify as admitted assets for life insurance companies under the insurance laws of the State of Connecticut and the Commonwealth of Massachusetts.

Eligible Investments: The Reinsurer shall have full authority to buy and sell the Investment Assets as described below unless specifically limited or restricted by these Investment Guidelines or by Applicable Law:

i.	[REDACTED].
Prohibited Investments: The Reinsurer may not invest in:

i.	[REDACTED].
In addition, the Reinsurer may not incur indebtedness (through margin or otherwise) in the Funds Withheld Account or the OC Trust Account; provided that, for the avoidance of doubt, this limitation shall not prohibit the Reinsurer from acquiring investments or instruments otherwise permitted pursuant to these Investment Guidelines.
Any asset sector not listed as an Eligible Investment above may nevertheless be approved as an Eligible Investment subject to prior written approval of the Company (such approval to be at the sole discretion of the Company).
Compliance and Exceptions:
These Investment Guidelines shall be applied at the time the Funds Withheld Account or the OC Trust Account are initially funded to ensure compliance. Additionally, the portfolio of Investment Assets shall be monitored periodically, as set forth below, to ensure compliance with these Investment Guidelines on a maintenance basis.
As soon as practicable, but not more than five (5) Business Days (or such longer reasonable period, if mutually agreeable), following the receipt by the Reinsurer of the Monthly Reinsurance Settlement Report, the Reinsurer shall supply the Company with a compliance report that demonstrates the Reinsurer’s compliance with these Investment Guidelines as of the previous month end.
In the event that any Investment Asset, or the portfolio as a whole, exceeds or otherwise fails to comply with these Investment Guidelines, the Reinsurer shall promptly notify the Company and, unless otherwise directed by the Company, take corrective action to correct such noncompliance or failure promptly but not longer than within ten (10) Business Days after such non-compliance is determined.
OTTI Reporting:
Within ten (10) Business Days following the end of each calendar quarter, the Reinsurer shall supply the Company with its assessment of OC Trust Assets as to impairment, which shall include any assessments prepared by any investment manager appointed by the Reinsurer to manage any OC Trust Assets and relied upon in the Reinsurer’s OTTI assessments.

If the Company, based on its review of such reports, notifies the Reinsurer that any OC Trust Assets would be considered impaired under the Company’s OTTI policy, then the Book Value of such OC Trust Assets shall be marked down to equal the Market Value of such OC Trust Assets for purposes of determining whether the Book Value of the OC Trust Assets is at least equal to the OC Amount.
Investment Limits:
All limits referred to herein are with respect to Book Value. All limits are maintenance limits that must be cured or agreed to by the Company in accordance with Compliance and Exceptions above.

•	All ratings herein refer to NRSRO Ratings, unless an NAIC Rating is specified

•	Single issuer exposure limits Structured Product single issuer limits will be based on the equivalent NAIC Rating. (the US federal government and agencies are excluded from these limits):

◦	[REDACTED]

•	Duration of assets no less than [REDACTED]

•	All Investment Assets must carry an NAIC Rating

•	All Investment Assets must be denominated in U.S. Dollars

•	[REDACTED]

•	[REDACTED]

•	[REDACTED]

•	Asset allocation limits:

Asset Class	Limits
U.S. Treasuries, agencies, cash equivalents, etc.	[REDACTED]

NAIC Class 1 Corporate Bonds (AAA through A-)	[REDACTED]
BBB Corporate Bonds	[REDACTED]
Emerging market Corporate Bonds	[REDACTED]
Below investment grade Corporate Bonds	[REDACTED]
Total Corporate Bonds	[REDACTED]
Note: BBB Corporate Bond limit of [REDACTED]Investment Grade Corporate bond limit of [REDACTED] are separate and mutually exclusive of each other.

Asset Class	Limits
Agency MBS	[REDACTED]
Non-Agency RMBS	[REDACTED]
CMBS	[REDACTED]
CLOs	[REDACTED]
ABS	[REDACTED]
Total Structured Products	[REDACTED]

CML	[REDACTED]

Municipal Bonds (investment grade)	[REDACTED]

Alternative Assets - debt funds only	[REDACTED]

All other assets	[REDACTED]

Additional restrictions that apply to all the assets above
Aggregate amount of Structured Products rated NAIC 3 and ABS/CLOs rated non-investment grade by a NRSRO	[REDACTED]
Structured Products rated NAIC 4-6	[REDACTED]
Aggregate amount of Structured Products rated NAIC 3 and ABS/CLOs rated non-investment grade by a NRSRO, Alternative Assets (debt focused funds only) and below investment grade Corporate Bonds (which can be BB only)
[REDACTED]
Private Placements (excl. 144A registered securities, Reg S, Reg D and CML)	[REDACTED]
Corporate bond 144A Reg S and Reg D securities	[REDACTED]

WARF Limit:
The portfolio WARF of the Investment Assets must be no greater than the WARF Limit. The following scale will be utilized for computing the WARF weighted by the Book Value of each asset.

Asset Class and Rating	WARF Score
Corporates, Emerging Markets, Municipal Bonds and Private Placements
AAA Rated	[REDACTED]
AA Rated	[REDACTED]
A Rated	[REDACTED]
BBB Rated	[REDACTED]
BB Rated	[REDACTED]
B Rated	[REDACTED]
CCC Rated	[REDACTED]
D Rated	[REDACTED]
Structured Products rated NAIC 1 or 2 (excluding ABS/CLOs rated non-investment grade by a NRSRO)	[REDACTED]
Structured Products rated NAIC 3 and ABS/CLOs rated non-investment grade by a NRSRO	[REDACTED]
CML	[REDACTED]
Alternative Assets	[REDACTED]

Defined Terms:
Capitalized terms used in these Investment Guidelines that are not defined in the Agreement shall have the following meanings:
“Alternative Assets” means limited partnerships, hedge funds, real estate equity, private equity, and equity-linked investments generally filed on Schedule BA of a U.S. insurance company’s statutory financial statement.
“Asset-Backed Securities” or “ABS” means securitized fixed income securities backed by pools of collateral including loans, receivables, advances, tangible assets, and operating lease assets, and collateralized bond obligations/CLOs; but, excluding such securities backed by CMBS and RMBS.
“CLOs” means collateralized loan obligations.
“Commercial Mortgage Backed Securities” or “CMBS” means securitized fixed income securities backed by pools of collateral consisting of commercial real estate mortgage loans.

“Commercial Mortgage Loan” or “CML” or “Residential Mortgage Loan” or “RML” means direct lending supported by commercial and residential real estate properties, respectively.
“Corporate Bonds” means public bonds (including U.S. agency and corporate bonds) but not including U.S. Treasuries or Structured Products.
“Derivative Instruments” shall include interest rate swaps, credit default swaps, currency swaps, interest rate caps and floors, equity options, and other derivatives used for hedging, replication, and income generation purposes.
“Municipal Bonds” means taxable and tax-exempt bonds issued by municipals.
“NAIC Rating” means the credit rating designation of 1, 2, 3, 4, 5 or 6 assigned to a security in accordance with the Purpose and Procedures manual of the Securities Valuation Office of the NAIC. All references to NAIC ratings shall be on the NAIC ratings scale as of the Effective Date. Any subsequent changes to the NAIC ratings scale will not affect these limits.
“Private Placements” means bonds or loans that have not been issued through a public offering.
“Residential Mortgage-Backed Securities” or “RMBS” means securitized fixed income securities backed by pools of collateral consisting of residential real estate mortgage loans (including agency and non-agency mortgage- backed securities and home equity).
“Structured Products” means all loan-backed or securitized asset types defined above including ABS, CMBS, and RMBS.
“U.S. Treasuries” means U.S. federal government debt securities issued by the Department of the Treasury.
“WARF” means weighted average rating factor.
“WARF Limit” means [REDACTED]

EXHIBIT I
FORM OF GRANTOR SERVICING NOTICE

From:    [•] (“Grantor”)
To:    The Bank of New York Mellon (“Trustee”)
cc:    Commonwealth Annuity and Life Insurance Company (“Beneficiary”)
[___] (“Direct Insurer”)
Date:    [ ]

Re:	Grantor Servicing Notice

We refer to Section 4(j) of the Trust Agreement. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Trust Agreement.

We hereby (a) certify that (i) the transfer of the following [Asset or Assets] is required in connection with [the pay-off of the following Commercial Mortgage Loan] / [the sale of the following Commercial Mortgage Loan by the Grantor] / [the restructuring, foreclosure, deed-in-lieu or other liquidation of the following defaulted Commercial Mortgage Loan] and (ii) that the proceeds from the transfer of such [Asset or Assets] will be paid to the Trustee within three (3) Business Days, and (b) give you notice that we are exercising our right withdraw the following [Assets or Assets] from the Trust Account.
Please deliver the following [Asset or Assets] to or for the account of the Person named below at the address specified below:
The Trustee is instructed to deliver to the Grantor the undated Loan Assignment Documents and original promissory note applicable to Commercial Mortgage Loan No. ____________].
You shall not take any action under this notice until the passage of three (3) Business Days from your receipt hereof.

GRANTOR
By:
Name:
Title:

EXHIBIT J
FORM OF LOAN ASSIGNMENT DOCUMENT CERTIFICATION

From:    [[•] (“Grantor) / [•] (“Direct Insurer”)]
To:    The Bank of New York Mellon (“Trustee”)
cc:    [[•] (“Grantor) / Commonwealth Annuity and Life Insurance Company (“Beneficiary”) / [•] (“Direct Insurer”)]
Date:    [ ]
Re:    Loan Assignment Documentation Certification: Trust Account No. [___________]
We hereby certify that, in connection with the deposit of [Commercial Mortgage Loan] into the Trust Account, the following documents and instruments are being provided to the Trustee:
i.            [Original allonge executed in favor of the Trustee, attaching the original Note and any prior Note assignment documents

ii.	Copies of the Assignment of the [[Mortgage]/[Deed of Trust] and Assignment of Leases and Rents] executed in favor of the Trustee
iii.       Copies of the UCC-3 assignments of Secretary of State Filings and Fixture Filings, as to the Trustee
iv.            Omnibus Assignment Agreement in favor of the Trustee, executed in favor of the Trustee]
v.    [Original Participation Certificate and a copy of the Participation Agreement]
vi.    Original Document Release Letter

All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Trust Agreement.

[GRANTOR]/[DIRECT INSURER]
By:
Name:
Title:

EXHIBIT K
FORM OF DOCUMENT RELEASE LETTER

[Servicer]	Date:

Re:	Servicing Agreement dated as of [______], between [Servicer] for [•], and affiliate organizations, as the Owner. Trust Account No. [________]

In connection with the administration of the below commercial mortgage loan(s) serviced by you and the servicing file related thereto held by you as the Servicer on behalf of the Owner, we request and authorize the release of the servicing file for the [Loan] described below to the Bank of New York Mellon as Trustee (the “Trustee”) under the Trust Agreement dated as of [___], 2018, entered into by and among [•] (“Grantor”), [•] (“Direct Insurer”), Commonwealth Annuity and Life Insurance Company (“Beneficiary”) and [The Bank of New York Mellon] (the “Trustee”), to the Beneficiary or to the Direct Insurer, in each case upon request of the Trustee. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Servicing Agreement.

Borrower’s Name:
Property Name & Address:

Loan Number:

Note Amount:

Mortgage Dated:

Ship To:
___________________________________________
___________________________________________
___________________________________________
___________________________________________

Reason for Requesting Documents (check one):
X Asset Loan to be: Sold, Transferred or Otherwise Liquidated - Date:

If all or part of the servicing file was previously released to us, please release to us previous correspondence related thereto on file with you, as well as any additional documents in your possession relating to the specified [Loan].

[GRANTOR]

By:        ____________________
Name/Title:    ____________________

The undersigned Servicer hereby acknowledges its agreement to deliver the Servicing File to .

[Servicer]
By:        ____________________

EXHIBIT 3
ELIGIBLE TRUST ACCOUNT ASSETS INVESTMENT GUIDELINES
The Reinsurer shall have full authority to buy and sell investments for the Trust Account unless specifically limited or restricted by these investment guidelines or by the insurance laws and regulations of the State of Connecticut or the Commonwealth of Massachusetts (as in effect from time to time) (for purposes of this Exhibit 3, “Insurance Laws”). The foregoing summary is intended to serve as a guide and any and all investments must (i) comply with the more restrictive of such Insurance Laws, including, but not limited to, Conn. Gen. Statute Section 38a-102c and Massachusetts Ins. Code Section 175:63 and (ii) be considered “admitted assets” under the Insurance Laws. For purposes of applying these guidelines, the assets held in the Trust Account will be considered all of the assets of a life insurance company writing the Reinsured Contracts.
In addition, the Reinsurer may not incur indebtedness (through margin or otherwise) in the Trust Account; provided that, for the avoidance of doubt, this limitation shall not prohibit the Reinsurer from acquiring investments or instruments otherwise permitted pursuant to these investment guidelines.
Investment Limits
All limits referred to herein are with respect to statutory book value.

Asset Class Limitations	Limit
US obligations	[REDACTED]
US state/municipal obligations	[REDACTED]
US agency obligations	[REDACTED]
Canadian municipal and agency obligations	[REDACTED]
NAIC 1-2 corporate bonds	[REDACTED]
Total financial companies/banks obligations	[REDACTED]
NAIC 1-2 structured securities	[REDACTED]
Common stock/futures/LPs	[REDACTED]
Investments in affiliates	[REDACTED]
Emerging markets	[REDACTED]
Qualified mortgage loans	[REDACTED]
Cash & repo	[REDACTED]
Obligations to all foreign countries rated lower than AA	[REDACTED]
Aggregate foreign obligations and investments (regardless of rating)	[REDACTED]
Tangible investments, non-income producing real estate & portion of loan secured by unqualified mortgage loans	[REDACTED]
Securities registered under Securities Act of 1933 not rated NAIC 1-2	[REDACTED]

Limitations on Obligations With Ratings from the SVO of the NAIC	Limit
NAIC 3-6	[REDACTED]
NAIC 4-6	[REDACTED]
NAIC 5-6	[REDACTED]
NAIC 6	[REDACTED]

Concentration Limits in Single Obligor	Limit
Issued or guaranteed by any agency, state, development bank (excl. general obligations of any state)	[REDACTED]
NAIC 1-2 (maturity greater than 1yr)	[REDACTED]
NAIC 3-6	[REDACTED]
NAIC 4-6	[REDACTED]
Securities registered under Securities Act of 1933 not rated NAIC 1-2	[REDACTED]
Obligations to each foreign country rated AA or higher	[REDACTED]
Obligations to each foreign country rated lower than AA	[REDACTED]
Common stock, LP interest or other equity interests (incl. preferred stock) in single institution	[REDACTED]
Real Estate investment or other tangible investment	[REDACTED]

ANNEX A-1
ASSETS IN CONNECTION WITH ESTIMATED INITIAL REINSURANCE PREMIUM PART A
[see attached]

CUSIP	Position Description	Legal Entity	Portfolio	UniqueID	Face Val USD	Par/Shares USD	Book Value (NAIC Statement Value) USD	Market Value USD	WAL	Sector	Subsector	Effective Rating	Effective Rating2
78413MAG3	SFAVE_15-5AVE XA 144A	Hartford Life and Annuity Insurance Company	PA2	PA278413MAG3	63,986,000	63,986,000	4,008,202	3,563,892	17.51	CMBS	CMBS IO	AAA	AAA
61766RBA3	MSBAM_16-C31 XA	Hartford Life and Annuity Insurance Company	PA2	PA261766RBA3	16,500,000	16,485,597	1,631,440	1,601,493	8.31	CMBS	CMBS IO	Aaa	AAA
032511BB2	ANADARKO PETROLEUM CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA2032511BB2	5,350,000	5,350,000	2,169,499	2,163,069	19.78	Corporates	Industrial	BBB	BBB
358266CJ1	FRESNO CNTY CA TXBL PENS 04A FGIC	Hartford Life and Annuity Insurance Company	PA2	PA2358266CJ1	28,023,300	28,023,300	12,372,469	13,755,237	14.63	Corporates	Tax Muni	A	A
736679LD1	PORTLAND OR TXBL PENSION CAB MBIA	Hartford Life and Annuity Insurance Company	PA2	PA2736679LD1	15,070,950	15,070,950	8,422,085	9,896,189	10.42	Corporates	Tax Muni	Aa1	AA
358266CB8	FRESNO CNTY CA TXBL PENS 04A FGIC	Hartford Life and Annuity Insurance Company	PA2	PA2358266CB8	5,350,000	5,350,000	3,509,135	3,907,801	7.63	Corporates	Tax Muni	A	A
20030NBU4	COMCAST CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA220030NBU4	3,049,500	3,049,500	2,657,363	2,663,165	29.54	Corporates	Industrial	A-	A
60636AMS9	MISSOURI ST HEALTH & EDL FACS	Hartford Life and Annuity Insurance Company	PA2	PA260636AMS9	1,926,000	1,926,000	1,926,000	1,610,425	34.71	Corporates	Tax Muni	Aaa	AAA
92343VDC5	VERIZON COMMUNICATIONS INC	Hartford Life and Annuity Insurance Company	PA2	PA292343VDC5	4,161,230	4,161,230	4,159,040	3,766,005	29.63	Corporates	Industrial	BBB+	BBB
912810RS9	TREASURY BOND (2OLD)	Hartford Life and Annuity Insurance Company	PA2	PA2912810RS9	570,000	570,000	555,568	506,543	29.38	TSY	Govt	Govt	Govt
167486PG8	CHICAGO ILL TAXBL REF	Hartford Life and Annuity Insurance Company	PA2	PA2167486PG8	7,918,000	7,918,000	7,005,217	6,419,281	24.12	Corporates	Tax Muni	BBB-	BBB
9128282A7	TREASURY NOTE (OLD)	Hartford Life and Annuity Insurance Company	PA2	PA29128282A7	10,770,000	10,770,000	10,529,564	9,905,460	9.63	TSY	Govt	Govt	Govt
74913EAJ9	QWEST CAPITAL FUNDING	Hartford Life and Annuity Insurance Company	PA2	PA274913EAJ9	4,125,000	4,125,000	3,889,006	3,753,750	14.13	BIG Corporates	HY Industrials	BB	BIG
912828U24	TREASURY NOTE (OTR)	Hartford Life and Annuity Insurance Company	PA2	PA2912828U24	4,830,000	4,830,000	4,655,764	4,647,175	9.88	TSY	TSY	Govt	govt
BHM1J8QC4	ELECTRIC TRANSMISSION TEXAS LLC Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM1J8QC4	10,000,000	10,000,000	10,000,000	9,324,800	19.21	Corporates	Utilities	Baa1	BBB
92343VCV4	VERIZON COMMUNICATIONS INC	Hartford Life and Annuity Insurance Company	PA2	PA292343VCV4	12,572,500	12,572,500	11,974,956	12,033,467	19.04	Corporates	Industrial	BBB+	BBB
12623SAS9	COMM_12-CR5 D 144A	Hartford Life and Annuity Insurance Company	PA2	PA212623SAS9	3,745,000	3,745,000	3,886,418	3,521,551	5.94	CMBS	CMBS	Baa1	BBB
BHM15X6S1	HTFD CONCORDVIL PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM15X6S1	40,000,000	40,000,000	40,000,000	36,676,184	14.62	CML	CML	A2	A
BHM1KXMB3	VIRGINIA INTERNATIONAL GATEWAY INC Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM1KXMB3	43,759,615	43,759,615	43,759,615	42,221,903	22.96	Corporates	Industrial	A-	A
BHM0MZCQ6	DESERT SUNLIGHT FUNDING I-GTD Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0MZCQ6	17,142,857	16,139,792	16,139,792	15,703,372	13.19	Agency	FDIC Guaranteed	AAA	AAA
540424AR9	LOEWS CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA2540424AR9	2,800,725	2,800,725	2,689,248	2,686,982	26.38	Corporates	Financial	A	A
552081AM3	LYONDELLBASELL INDUSTRIES NV	Hartford Life and Annuity Insurance Company	PA2	PA2552081AM3	8,244,350	8,244,350	8,112,354	7,661,013	38.16	Corporates	Industrial	BBB	BBB
912810RU4	TREASURY BOND (OTR)	Hartford Life and Annuity Insurance Company	PA2	PA2912810RU4	2,180,000	2,180,000	2,079,926	2,104,722	29.88	TSY	Govt	Govt	Govt
BHM0M67U7	HTFD RREEF IND PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0M67U7	3,804,742	3,804,742	3,804,742	3,667,148	8.42	CML	CML	A2	A
718172AT6	PHILIP MORRIS INTERNATIONAL INC	Hartford Life and Annuity Insurance Company	PA2	PA2718172AT6	10,000,000	10,000,000	9,487,588	9,784,650	5.64	Corporates	Industrials	A	A
912828U57	TREASURY NOTE (OLD)	Hartford Life and Annuity Insurance Company	PA2	PA2912828U57	560,000	560,000	557,336	556,281	6.92	TSY	TSY	Govt	govt
3132WEB43	MBS	Hartford Life and Annuity Insurance Company	PA2	PA23132WEB43	846,000	806,834	828,583	802,005	9.47	MBS	MBS	Govt	govt
3132WED25	MBS	Hartford Life and Annuity Insurance Company	PA2	PA23132WED25	1,590,000	1,545,382	1,590,182	1,536,127	9.47	MBS	MBS	Govt	govt
3138WG5Q3	MBS	Hartford Life and Annuity Insurance Company	PA2	PA23138WG5Q3	3,544,000	3,451,412	3,555,573	3,432,478	9.43	MBS	MBS	Govt	govt
3138WHFN7	MBS	Hartford Life and Annuity Insurance Company	PA2	PA23138WHFN7	591,000	579,307	595,623	576,129	9.43	MBS	MBS	Govt	govt
3140F5QW6	MBS	Hartford Life and Annuity Insurance Company	PA2	PA23140F5QW6	824,000	796,465	818,995	792,096	9.43	MBS	MBS	Govt	govt
3138WHFR8	MBS	Hartford Life and Annuity Insurance Company	PA2	PA23138WHFR8	2,029,000	1,941,001	1,994,959	1,930,353	9.43	MBS	MBS	Govt	govt
3140F5MJ9	MBS	Hartford Life and Annuity Insurance Company	PA2	PA23140F5MJ9	126,000	118,161	121,542	117,513	9.43	MBS	MBS	Govt	govt

95000HBH4	WFCM_16-LC24 AS	Hartford Life and Annuity Insurance Company	PA2	PA295000HBH4	4,000,000	4,000,000	4,117,036	3,866,676	9.63	CMBS	CMBS	Aa2	AA
969457BU3	WILLIAMS COS INC	Hartford Life and Annuity Insurance Company	PA2	PA2969457BU3	2,822,000	2,822,000	2,690,555	2,723,230	6.04	BIG Corporates	HY Industrials	BB	BIG
912828U65	TREASURY NOTE (OLD)	Hartford Life and Annuity Insurance Company	PA2	PA2912828U65	560,000	560,000	555,901	555,822	4.92	TSY	TSY	Govt	govt
00287YAQ2	ABBVIE INC	Hartford Life and Annuity Insurance Company	PA2	PA200287YAQ2	5,000,000	5,000,000	5,209,899	4,952,440	8.37	Corporates	Industrials	Baa2	BBB
74456QBQ8	PUBLIC SERVICE ELECTRIC AND GAS CO MTN	Hartford Life and Annuity Insurance Company	PA2	PA274456QBQ8	2,675,000	2,675,000	2,666,911	2,596,039	29.17	Corporates	Utilities	A+	A
05565QCD8	BP CAPITAL MARKETS PLC	Hartford Life and Annuity Insurance Company	PA2	PA205565QCD8	2,273,750	2,273,750	2,138,032	2,232,250	6.36	Corporates	Industrial	A-	A
92343VCM4	VERIZON COMMUNICATIONS INC	Hartford Life and Annuity Insurance Company	PA2	PA292343VCM4	5,940,105	5,940,105	4,730,702	5,908,991	37.64	Corporates	Industrial	BBB+	BBB
BHM1ANBZ5	VERIZON CORPORATE SERVICES GROUP I Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM1ANBZ5	7,000,000	6,769,181	6,769,181	6,733,913	11.46	Corporates	Industrial	Baa1	BBB
12629NAJ4	COMM_15-DC1 B	Hartford Life and Annuity Insurance Company	PA2	PA212629NAJ4	6,420,000	6,420,000	6,582,035	6,380,562	8.03	CMBS	CMBS	AA-	AA
BHM13T3U0	HTFD ELEMENT AT PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM13T3U0	31,000,000	29,874,605	29,874,605	28,724,780	10.96	CML	CML	A2	A
260543CG6	DOW CHEMICAL COMPANY (THE)	Hartford Life and Annuity Insurance Company	PA2	PA2260543CG6	7,735,565	7,735,565	7,182,473	7,509,068	25.88	Corporates	Industrial	BBB	BBB
BHM0NS7F1	KONINKLIJKE VOPAK NV Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0NS7F1	5,000,000	5,000,000	5,000,000	4,989,900	6.47	Corporates	Industrials	Baa2	BBB
76112B2D1	RAMP_06-RS2 A3A	Hartford Life and Annuity Insurance Company	PA2	PA276112B2D1	2,585,000	2,322,506	2,079,268	2,136,102	4.71	ABS	Home Equity	B	BIG
BHM1D4FT4	UNITED ENERGY DISTRIBUTION PTY LTD Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM1D4FT4	10,000,000	10,000,000	10,000,000	9,693,200	5.79	Corporates	Utilities	Baa2	BBB
200474BF0	COMM_15-LC19 B	Hartford Life and Annuity Insurance Company	PA2	PA2200474BF0	3,905,500	3,905,500	4,003,484	3,972,573	8.03	CMBS	CMBS	AA-	AA
912828T59	TREASURY NOTE (2OLD)	Hartford Life and Annuity Insurance Company	PA2	PA2912828T59	310,000	310,000	310,034	306,682	2.79	TSY	Govt	Govt	Govt
74840LAA0	QUICKEN LOANS INC 144A	Hartford Life and Annuity Insurance Company	PA2	PA274840LAA0	2,066,000	2,066,000	2,007,581	2,009,185	8.34	BIG Corporates	HY Financials	Ba2	BIG
94989CAZ4	WFCM_15-C26 AS	Hartford Life and Annuity Insurance Company	PA2	PA294989CAZ4	4,280,000	4,280,000	4,387,373	4,324,542	8.04	CMBS	CMBS	Aa1	AA
BHM0LCEA1	BASIN ELECTRIC POWER COOPERATIVE I Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0LCEA1	17,000,000	15,587,640	15,587,640	15,826,131	8.48	Corporates	Utilities	A	A
94989DBB4	WFCM_15-C27 B	Hartford Life and Annuity Insurance Company	PA2	PA294989DBB4	4,516,470	4,516,470	4,645,877	4,643,776	8.21	CMBS	CMBS	A1	A
718549AE8	PHILLIPS 66 PARTNERS LP	Hartford Life and Annuity Insurance Company	PA2	PA2718549AE8	6,448,890	6,448,890	6,404,084	6,192,785	29.75	Corporates	Industrial	Baa3	BBB
12665UAA2	CVS PASSTHROUGH TRUST 144A	Hartford Life and Annuity Insurance Company	PA2	PA212665UAA2	6,420,000	5,899,219	5,899,219	6,208,839	10.92	Corporates	Industrial	Baa1	BBB
12592XBF2	COMM_15-CR22. AM	Hartford Life and Annuity Insurance Company	PA2	PA212592XBF2	6,420,000	6,420,000	6,582,439	6,453,750	8.13	CMBS	CMBS	AAA	AAA
30295MAS1	FREMF_16-K723 B	Hartford Life and Annuity Insurance Company	PA2	PA230295MAS1	2,400,000	2,400,000	2,247,616	2,212,584	6.78	CMBS	CMBS	BBB	BBB
913017BT5	UNITED TECHNOLOGIES CORP	Hartford Life and Annuity Insurance Company	PA2	PA2913017BT5	16,050,000	16,050,000	18,407,371	17,179,984	25.42	Corporates	Industrial	A-	A
81745DAE1	SEMT_13-9 A1 144A	Hartford Life and Annuity Insurance Company	PA2	PA281745DAE1	3,650,000	2,326,394	2,261,916	2,317,488	7.97	MBS	CMO Non-Agency	AAA	AAA
BHM0RMP52	HTFD LIT IX WHL PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0RMP52	25,000,000	24,294,351	24,294,351	24,078,959	3.37	CML	CML	A1	A
1248EPBM4	CCO HOLDINGS LLC/CCO HOLDINGS CAPI 144A	Hartford Life and Annuity Insurance Company	PA2	PA21248EPBM4	4,781,000	4,781,000	4,811,732	4,948,335	7.13	BIG Corporates	HY Industrials	BB+	BIG
50077LAM8	KRAFT HEINZ FOODS CO	Hartford Life and Annuity Insurance Company	PA2	PA250077LAM8	9,704,900	9,704,900	9,778,547	10,159,206	28.04	Corporates	Industrial	BBB-	BBB
12629NAH8	COMM_15-DC1 AM	Hartford Life and Annuity Insurance Company	PA2	PA212629NAH8	6,955,000	6,955,000	7,130,411	6,961,572	8.03	CMBS	CMBS	AAA	AAA
25470XAE5	DISH DBS CORP	Hartford Life and Annuity Insurance Company	PA2	PA225470XAE5	4,456,000	4,456,000	4,655,854	4,834,760	4.42	BIG Corporates	HY Industrials	Ba3	BIG
BHM0MEM25	AQUARION WATER CO OF CONNECTICUT Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0MEM25	19,000,000	19,000,000	19,000,000	19,456,190	15.63	Corporates	Utilities	A3	A
564759QB7	MANUFACTURERS & TRADERS TRUST CO	Hartford Life and Annuity Insurance Company	PA2	PA2564759QB7	8,500,000	8,500,000	8,500,000	8,340,625	4.92	Corporates	Financials	A-	A
29273RAZ2	ENERGY TRANSFER PARTNERS LP	Hartford Life and Annuity Insurance Company	PA2	PA229273RAZ2	2,675,000	2,675,000	2,715,370	2,756,927	26.25	Corporates	Industrial	BBB-	BBB

591894CB4	METROPOLITAN EDISON COMPANY 144A	Hartford Life and Annuity Insurance Company	PA2	PA2591894CB4	2,078,475	2,078,475	2,141,033	2,092,501	8.29	Corporates	Utilities	BBB-	BBB
BHM0LDWD3	PATTERSON COS INC Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0LDWD3	15,000,000	15,000,000	15,000,000	15,172,200	1.94	Corporates	Industrials	Baa1	BBB
681919AZ9	OMNICOM GROUP INC	Hartford Life and Annuity Insurance Company	PA2	PA2681919AZ9	1,808,300	1,808,300	1,831,155	1,857,144	5.34	Corporates	Industrials	Baa1	BBB
89641UAC5	TRINITY ACQUISITION PLC	Hartford Life and Annuity Insurance Company	PA2	PA289641UAC5	5,350,000	5,350,000	5,457,106	5,415,559	8.96	Corporates	Financials	BBB	BBB
BHM03GBH0	NJNGC FIRST MORTGAGE BONDS Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM03GBH0	10,000,000	10,000,000	10,529,454	10,505,000	1.38	Corporates	Utilities	A1	A
BHM0M7933	ENVESTRA LTD Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0M7933	11,000,000	11,000,000	11,000,000	11,245,410	10.53	Corporates	Utilities	Baa2	BBB
BHM0L4WM3	COMPASS GROUP PLC - SER I Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0L4WM3	10,000,000	10,000,000	10,000,000	10,204,800	1.75	Corporates	Industrials	A3	A
BHM0MN8Z8	HTFD GAEDEKE PO PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0MN8Z8	20,000,000	19,945,287	19,945,287	20,023,111	9.62	CML	CML	A2	A
BHM0LDGK5	CURTISS-WRIGHT CORPORATION Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0LDGK5	5,000,000	5,000,000	5,057,138	5,133,050	4.92	Corporates	Industrials	Baa2	BBB
32027NVV0	FFML_05-FF9 A4	Hartford Life and Annuity Insurance Company	PA2	PA232027NVV0	3,500,000	2,102,726	1,968,619	1,987,780	2.86	ABS	Home Equity	B-	BIG
12637UBA6	CSAIL_16-C7 AS	Hartford Life and Annuity Insurance Company	PA2	PA212637UBA6	2,400,000	2,400,000	2,471,330	2,405,803	9.79	CMBS	CMBS	Aa3	AA
55608XAB3	MACQUARIE BANK LTD 144A	Hartford Life and Annuity Insurance Company	PA2	PA255608XAB3	1,712,000	1,712,000	1,708,019	1,732,529	8.44	Corporates	Financial	BBB-	BBB
BHM15T4C7	HTFD ENCLAVE AT PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM15T4C7	30,000,000	30,000,000	30,000,000	27,222,510	18.14	CML	CML	A2	A
14149YBD9	CARDINAL HEALTH INC	Hartford Life and Annuity Insurance Company	PA2	PA214149YBD9	6,540,375	6,540,375	6,947,414	6,901,253	28.21	Corporates	Industrial	BBB+	BBB
209111FK4	CONSOLIDATED EDISON COMPANY OF NEW	Hartford Life and Annuity Insurance Company	PA2	PA2209111FK4	1,765,500	1,765,500	1,750,141	1,763,074	39.92	Corporates	Utilities	A-	A
32008DAA4	FIRST DATA CORPORATION 144A	Hartford Life and Annuity Insurance Company	PA2	PA232008DAA4	2,534,000	2,534,000	2,551,515	2,547,481	4.04	BIG Corporates	HY Industrials	BB	BIG
80282KAE6	SANTANDER HOLDINGS USA INC	Hartford Life and Annuity Insurance Company	PA2	PA280282KAE6	1,899,250	1,899,250	1,898,581	1,887,372	8.55	Corporates	Financials	Baa3	BBB
46625YJM6	JPMCC_05-CB11 C	Hartford Life and Annuity Insurance Company	PA2	PA246625YJM6	5,354,815	5,354,815	5,328,255	5,527,219	0.99	CMBS	CMBS	AA	AA
882484AA6	TEXAS HEALTH RESOURCES	Hartford Life and Annuity Insurance Company	PA2	PA2882484AA6	6,946,975	6,946,975	6,946,975	6,945,565	37.88	Corporates	Tax Muni	Aa2	AA
12626PAJ2	CRH AMERICA INC.	Hartford Life and Annuity Insurance Company	PA2	PA212626PAJ2	5,000,000	5,000,000	5,185,427	5,469,325	1.54	Corporates	Industrials	BBB	BBB
BHM0L66Z8	HTFD GRI-REGENC PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0L66Z8	31,500,000	29,568,381	29,568,381	30,053,838	5.03	CML	CML	A1	A
BHM04KJQ2	MDU RESOURCES GROUP INC SNR NOTE Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM04KJQ2	5,000,000	5,000,000	5,301,788	5,323,800	1.71	Corporates	Utilities	A3	A
BHM0L6753	HTFD GRI-REGENC PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0L6753	22,500,000	21,120,272	21,120,272	21,680,353	5.03	CML	CML	A1	A
BHM04XRH5	FOOTBALL TRUST IV Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM04XRH5	5,000,000	5,000,000	5,340,415	5,368,700	1.88	Corporates	Industrials	A	A
BHM0KTWD9	HTFD AQUATERA A PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0KTWD9	36,000,000	34,672,137	34,672,137	35,784,451	6.28	CML	CML	A1	A
66989HAK4	NOVARTIS CAPITAL CORP	Hartford Life and Annuity Insurance Company	PA2	PA266989HAK4	3,282,225	3,282,225	3,585,317	3,312,376	28.39	Corporates	Industrial	AA-	AA
212015AH4	CONTINENTAL RESOURCES INC	Hartford Life and Annuity Insurance Company	PA2	PA2212015AH4	5,397,000	5,397,000	5,192,647	5,447,678	3.21	BIG Corporates	HY Industrials	Ba3	BIG
BHM0JB0A1	HTFD AMB INDUST PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0JB0A1	10,000,000	9,523,426	9,523,426	9,834,533	3.92	CML	CML	Aa3	AA
96950FAN4	WILLIAMS PARTNERS LP	Hartford Life and Annuity Insurance Company	PA2	PA296950FAN4	5,671,000	5,671,000	5,373,929	5,495,999	27.18	Corporates	Industrial	BBB-	BBB
61763MAF7	MSBAM_14-C16 A5	Hartford Life and Annuity Insurance Company	PA2	PA261763MAF7	3,100,000	3,100,000	3,171,787	3,262,338	7.27	CMBS	CMBS	Aaa	AAA
36253GAK8	GSMS_14-GC24 B	Hartford Life and Annuity Insurance Company	PA2	PA236253GAK8	4,012,500	4,012,500	4,110,094	4,218,682	7.69	CMBS	CMBS	Aa3	AA
125581GQ5	CIT GROUP INC	Hartford Life and Annuity Insurance Company	PA2	PA2125581GQ5	2,669,000	2,669,000	2,693,475	2,782,433	5.63	BIG Corporates	HY Financials	BB+	BIG
06053FAA7	BANK OF AMERICA CORP	Hartford Life and Annuity Insurance Company	PA2	PA206053FAA7	2,940,000	2,940,000	2,938,331	3,071,124	6.57	Corporates	Financials	BBB+	BBB
BHM0JEJL1	HTFD REGENCY PO PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0JEJL1	8,800,000	8,131,983	8,131,983	8,455,862	4.13	CML	CML	A1	A

BHM0JAX25	VECTOR LTD Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0JAX25	10,000,000	10,000,000	10,000,000	10,239,000	5.97	Corporates	Utilities	BBB	BBB
21684AAA4	RABOBANK NEDERLAND	Hartford Life and Annuity Insurance Company	PA2	PA221684AAA4	3,900,000	3,900,000	4,035,578	4,103,151	6.92	Corporates	Financials	A3	A
BHM0J85Z8	STERICYCLE INC. Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0J85Z8	15,000,000	15,000,000	15,000,000	15,974,700	3.79	Corporates	Industrial	A3	A
29364WAS7	ENTERGY GULF STATES LOUISIANA LLC	Hartford Life and Annuity Insurance Company	PA2	PA229364WAS7	3,117,000	3,117,000	3,110,126	3,266,806	6.42	Corporates	Utilities	A2	A
BHM0JEJN7	HTFD REGENCY PO PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0JEJN7	32,401,000	29,941,407	29,941,407	31,192,398	4.13	CML	CML	Aa3	AA
42824CAY5	HEWLETT PACKARD ENTERPRISE CO	Hartford Life and Annuity Insurance Company	PA2	PA242824CAY5	9,630,000	9,630,000	9,415,106	9,643,838	28.29	Corporates	Industrial	BBB	BBB
BHM0LDGM1	GREEN MOUNTAIN POWER CORPORATION Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0LDGM1	3,400,000	3,400,000	3,400,000	3,515,328	24.88	Corporates	Utilities	A	A
291011AY0	EMERSON ELECTRIC CO	Hartford Life and Annuity Insurance Company	PA2	PA2291011AY0	7,500,000	7,500,000	7,491,092	8,091,270	2.79	Corporates	Industrials	A2	A
913017BR9	UNITED TECHNOLOGIES CORP	Hartford Life and Annuity Insurance Company	PA2	PA2913017BR9	5,000,000	5,000,000	4,990,629	5,395,915	3.29	Corporates	Industrials	A-	A
64072TAC9	CSC HOLDINGS LLC 144A	Hartford Life and Annuity Insurance Company	PA2	PA264072TAC9	4,662,000	4,662,000	4,905,682	5,093,235	3.79	BIG Corporates	HY Industrials	BB-	BIG
853496AB3	STANDARD INDUSTRIES INC 144A	Hartford Life and Annuity Insurance Company	PA2	PA2853496AB3	2,419,000	2,419,000	2,449,270	2,503,907	6.13	BIG Corporates	HY Industrials	Ba2	BIG
87264AAL9	T-MOBILE USA INC	Hartford Life and Annuity Insurance Company	PA2	PA287264AAL9	7,598,000	7,598,000	7,825,411	8,053,880	1.25	BIG Corporates	HY Industrials	Ba3	BIG
BHM0JEHH2	HTFD REGENCY PO PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0JEHH2	9,000,000	8,322,273	8,322,273	8,724,180	5.89	CML	CML	A1	A
482480AE0	KLA-TENCOR CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA2482480AE0	7,700,275	7,700,275	7,897,946	8,151,604	7.59	Corporates	Industrials	Baa2	BBB
13645RAP9	CANADIAN PACIFIC RAILWAY CO	Hartford Life and Annuity Insurance Company	PA2	PA213645RAP9	5,000,000	5,000,000	4,948,530	5,371,760	5.04	Corporates	Industrials	Baa1	BBB
98417EAR1	GLENCORE FINANCE CANADA LTD 144A	Hartford Life and Annuity Insurance Company	PA2	PA298417EAR1	11,283,150	11,283,150	10,986,015	10,841,302	25.82	Corporates	Industrial	Baa3	BBB
375558BD4	GILEAD SCIENCES INC	Hartford Life and Annuity Insurance Company	PA2	PA2375558BD4	5,483,750	5,483,750	5,791,826	5,673,877	28.67	Corporates	Industrial	A3	A
55336VAJ9	MPLX LP	Hartford Life and Annuity Insurance Company	PA2	PA255336VAJ9	2,153,375	2,153,375	2,199,786	2,213,986	8.17	Corporates	Industrial	BBB-	BBB
BHM03HEU6	HTFD BOSTON HAR PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM03HEU6	10,000,000	10,000,000	10,000,000	9,986,822	1.34	CML	CML	A2	A
BHM0H7EB5	TRANSWESTERN PIPELINE CO SENIOR Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0H7EB5	7,500,000	7,500,000	7,500,000	8,049,600	3.94	Corporates	Industrials	Baa3	BBB
130911XH8	CALIFORNIA STWIDE TXBL PENS AMBAC	Hartford Life and Annuity Insurance Company	PA2	PA2130911XH8	16,050,000	16,050,000	16,050,000	16,784,288	4.09	Corporates	Tax Muni	Baa1	BBB
29364WAM0	ENTERGY LOUISIANA LLC	Hartford Life and Annuity Insurance Company	PA2	PA229364WAM0	3,000,000	3,000,000	2,997,911	3,180,462	8.79	Corporates	Utilities	A2	A
035242AN6	ANHEUSER-BUSCH INBEV FINANCE INC	Hartford Life and Annuity Insurance Company	PA2	PA2035242AN6	8,675,560	8,675,560	8,655,459	9,377,153	28.59	Corporates	Industrial	A3	A
29444UAP1	EQUINIX INC	Hartford Life and Annuity Insurance Company	PA2	PA229444UAP1	2,190,000	2,190,000	2,276,407	2,288,550	6.00	BIG Corporates	HY Industrials	BB	BIG
BHM0HX7K6	PNG COMPANIES LLC Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0HX7K6	4,000,000	4,000,000	4,228,199	4,326,840	3.16	Corporates	Utilities	BBB-	BBB
63938CAD0	NAVIENT CORP	Hartford Life and Annuity Insurance Company	PA2	PA263938CAD0	2,455,000	2,455,000	2,481,751	2,596,163	4.57	BIG Corporates	HY Financials	BB-	BIG
81727TAA6	SENSATA TECHNOLOGIES UK FINANCING 144A	Hartford Life and Annuity Insurance Company	PA2	PA281727TAA6	1,879,000	1,879,000	1,920,406	1,963,555	4.13	BIG Corporates	HY Industrials	Ba3	BIG
92826CAF9	VISA INC	Hartford Life and Annuity Insurance Company	PA2	PA292826CAF9	3,697,920	3,697,920	3,691,853	3,903,206	28.46	Corporates	Industrial	A1	A
190760HT8	COBB-MARIETTA GA COLISEUM & EX	Hartford Life and Annuity Insurance Company	PA2	PA2190760HT8	13,019,225	13,019,225	13,019,225	13,392,096	9.00	Corporates	Tax Muni	AAA	AAA
344868AA2	FOOTBALL TRUST V 144A	Hartford Life and Annuity Insurance Company	PA2	PA2344868AA2	4,000,000	4,000,000	4,000,000	4,251,684	3.78	Corporates	Industrials	A	A
BHM127TJ6	495 & 499 BROAD PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM127TJ6	40,000,000	40,000,000	40,000,000	40,266,604	16.00	CML	CML	A2	A
496902AN7	KINROSS GOLD CORP	Hartford Life and Annuity Insurance Company	PA2	PA2496902AN7	2,526,000	2,526,000	2,572,093	2,557,575	6.96	BIG Corporates	HY Industrials	BB+	BIG
4520015Y2	ILLINOIOS ED FACS AUTH REVS	Hartford Life and Annuity Insurance Company	PA2	PA24520015Y2	13,118,200	13,118,200	13,095,387	13,929,167	3.54	Corporates	Tax Muni	A2	A
BHM014GK7	DODGER TICKETS LLC SER A SR SEC Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM014GK7	20,000,000	15,305,416	15,305,416	16,478,576	7.64	Corporates	Industrial	BBB	BBB

521865AX3	LEAR CORP	Hartford Life and Annuity Insurance Company	PA2	PA2521865AX3	2,616,685	2,616,685	2,686,190	2,750,790	3.04	Corporates	Industrials	Baa3	BBB
BHM0W7049	PORTLAND GENERAL ELECTRIC COMP Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0W7049	11,000,000	11,000,000	11,000,000	11,633,160	25.88	Corporates	Utilities	A-	A
55616XAB3	MACYS RETAIL HOLDINGS INC	Hartford Life and Annuity Insurance Company	PA2	PA255616XAB3	5,000,000	5,000,000	5,149,310	5,585,295	10.54	Corporates	Industrials	BBB	BBB
278058AK8	EATON CORP	Hartford Life and Annuity Insurance Company	PA2	PA2278058AK8	7,690,625	7,690,625	8,051,165	8,743,810	2.46	Corporates	Industrial	BBB+	BBB
BHM017MA5	DETROIT EDISON COMPANY (THE) SR Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM017MA5	14,000,000	14,000,000	14,000,000	15,366,820	6.75	Corporates	Utilities	A2	A
BHM01J674	WELLS FARGO-WACHOVIA BANK Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM01J674	8,985,763	5,604,123	5,604,123	6,147,050	4.02	Corporates	Financial	A2	A
736688FN7	PORTLAND ORE CMNTY COLLEGE	Hartford Life and Annuity Insurance Company	PA2	PA2736688FN7	5,350,000	5,350,000	5,350,000	5,852,258	6.74	Corporates	Tax Muni	Aa2	AA
785592AD8	SABINE PASS LIQUEFACTION LLC	Hartford Life and Annuity Insurance Company	PA2	PA2785592AD8	5,346,000	5,346,000	5,454,512	5,680,125	6.04	BIG Corporates	HY Industrials	Ba1	BIG
68275CAC2	FB_05-1 A3 144A	Hartford Life and Annuity Insurance Company	PA2	PA268275CAC2	5,350,000	5,350,000	5,378,890	6,025,876	8.17	CMBS	CMBS	AAA	AAA
347382AA1	FORT GORDON GA MILITARY HSG 144A	Hartford Life and Annuity Insurance Company	PA2	PA2347382AA1	6,369,175	6,369,175	6,796,856	6,950,107	26.64	Corporates	Tax Muni	Baa2	BBB
BHM03CN52	ALLETE INC Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM03CN52	10,000,000	10,000,000	10,000,000	11,376,000	6.34	Corporates	Utilities	A1	A
BHM01JC69	UBS 733 THIRD A PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM01JC69	29,981,009	26,079,414	26,401,588	28,863,808	8.16	CML	CML	Aa3	AA
BHM01NWT8	UBS 605 3RD AVE PN Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM01NWT8	30,000,000	27,452,955	26,828,233	30,661,780	8.16	CML	CML	A1	A
752123JH3	RANCHO CUCAMONGA REDEV TAX ALLOC	Hartford Life and Annuity Insurance Company	PA2	PA2752123JH3	15,054,900	15,054,900	15,054,900	16,978,163	9.53	Corporates	Tax Muni	A3	A
682439AC8	AACMT_05-C6A A2 144A	Hartford Life and Annuity Insurance Company	PA2	PA2682439AC8	13,375,000	13,375,000	13,406,245	15,474,287	9.54	CMBS	CMBS	AAA	AAA
718846AM0	PHOENIX AZ CIVIC IMP RENT CAR FGIC	Hartford Life and Annuity Insurance Company	PA2	PA2718846AM0	22,673,300	22,673,300	22,673,300	25,075,763	5.62	Corporates	Tax Muni	A3	A
67704LAA9	OGLETHORPE PWR CORP GA 1ST MTG 144A	Hartford Life and Annuity Insurance Company	PA2	PA267704LAA9	16,050,000	16,050,000	16,050,000	16,688,951	16.00	Corporates	Tax Muni	A	A
134011AJ4	CAMP PENDLETON/QUANTICO 144A	Hartford Life and Annuity Insurance Company	PA2	PA2134011AJ4	15,349,150	15,349,150	15,349,150	16,360,812	22.01	Corporates	Tax Muni	AA	AA
10075EAT5	BOSTON GAS CO INC MTN	Hartford Life and Annuity Insurance Company	PA2	PA210075EAT5	5,350,000	5,350,000	5,338,076	6,181,925	8.75	Corporates	Utilities	A3	A
949746RF0	WELLS FARGO & COMPANY	Hartford Life and Annuity Insurance Company	PA2	PA2949746RF0	18,501,370	18,501,370	16,453,481	20,962,811	27.04	Corporates	Financial	A-	A
BHM02H3Y1	NEW CARDINALS STADIUM LLC Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM02H3Y1	18,000,000	14,296,961	14,296,961	16,516,278	9.26	Corporates	Industrial	BBB	BBB
686053CP2	OREGON SCH BRDS ASSN	Hartford Life and Annuity Insurance Company	PA2	PA2686053CP2	16,050,000	16,050,000	16,050,000	18,177,267	7.50	Corporates	Tax Muni	AA-	AA
45200FCE7	ILLINOIS FIN AUTH-THEORY & COMPUTI	Hartford Life and Annuity Insurance Company	PA2	PA245200FCE7	12,305,000	12,305,000	12,305,000	14,138,814	10.62	Corporates	Tax Muni	A3	A
686053DR7	OREGON SCH BOARD TAXABLE 04 FSA	Hartford Life and Annuity Insurance Company	PA2	PA2686053DR7	10,700,000	10,700,000	10,700,000	12,232,561	9.01	Corporates	Tax Muni	Aa2	AA
24668PAE7	KONINKLIJKE AHOLD DELHAIZE NV	Hartford Life and Annuity Insurance Company	PA2	PA224668PAE7	14,595,335	14,595,335	14,579,522	16,172,989	23.75	Corporates	Industrial	Baa2	BBB
126408GU1	CSX CORP	Hartford Life and Annuity Insurance Company	PA2	PA2126408GU1	15,407,465	15,407,465	15,166,225	17,686,984	23.88	Corporates	Industrial	Baa1	BBB
04351LAA8	ASCENSION HEALTH	Hartford Life and Annuity Insurance Company	PA2	PA204351LAA8	3,000,000	3,000,000	3,000,000	3,271,038	34.73	Corporates	Taxable Muni	AA+	AA
694308GK7	PACIFIC GAS & ELECTRIC CO	Hartford Life and Annuity Insurance Company	PA2	PA2694308GK7	12,318,375	12,318,375	12,189,203	14,544,847	20.17	Corporates	Utilities	A3	A
594918AX2	MICROSOFT CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA2594918AX2	10,700,000	10,700,000	10,720,207	11,876,936	26.96	Corporates	Industrial	Aaa	AAA
15135UAF6	CENOVUS ENERGY INC	Hartford Life and Annuity Insurance Company	PA2	PA215135UAF6	15,000,000	15,000,000	16,731,961	16,724,550	22.88	BIG Corporates	HY Industrial	Ba2	BIG
694308GJ0	PACIFIC GAS & ELECTRIC CO	Hartford Life and Annuity Insurance Company	PA2	PA2694308GJ0	13,910,000	13,910,000	13,826,663	16,969,797	20.17	Corporates	Utilities	A3	A
69351UAN3	PPL ELECTRIC UTILITIES CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA269351UAN3	3,000,000	3,000,000	3,050,437	3,474,918	24.04	Corporates	Utilities	A	A
136055AA8	CANADIAN IMPERIAL BANK OF COMMERCE 144A	Hartford Life and Annuity Insurance Company	PA2	PA2136055AA8	12,109,725	9,271,499	9,360,720	10,894,419	7.63	Corporates	Financial	A+	A
586054AA6	MEMORIAL SLOAN-KETTERING CANCER CT	Hartford Life and Annuity Insurance Company	PA2	PA2586054AA6	9,726,835	9,726,835	9,905,730	10,927,088	25.50	Corporates	Industrial	AA-	AA

21684AAB2	RABOBANK NEDERLAND	Hartford Life and Annuity Insurance Company	PA2	PA221684AAB2	11,457,025	11,457,025	11,462,694	13,276,893	26.92	Corporates	Financial	A3	A
68389XAM7	ORACLE CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA268389XAM7	13,963,500	13,963,500	14,591,628	16,227,137	23.54	Corporates	Industrial	A+	A
49337WAJ9	KEYSPAN CORP	Hartford Life and Annuity Insurance Company	PA2	PA249337WAJ9	13,321,500	13,321,500	13,321,500	15,101,026	18.25	Corporates	Utilities	BBB+	BBB
976657AG1	WISCONSIN ENERGY CORP	Hartford Life and Annuity Insurance Company	PA2	PA2976657AG1	11,173,475	11,173,475	11,977,149	13,324,246	16.25	Corporates	Utilities	BBB+	BBB
BHM0213U4	NORTHERN ILLINOIS GAS CO Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0213U4	15,000,000	15,000,000	15,000,000	17,964,731	19.96	Corporates	Utilities	AA-	AA
724060AA6	PIPELINE FUNDING COMPANY LLC 144A	Hartford Life and Annuity Insurance Company	PA2	PA2724060AA6	2,675,000	2,621,768	3,101,067	3,038,823	11.05	Corporates	Industrial	BBB-	BBB
001192AH6	AGL CAPITAL CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA2001192AH6	3,370,000	3,370,000	3,364,850	3,925,420	23.71	Corporates	Utilities	BBB+	BBB
594918AD6	MICROSOFT CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA2594918AD6	13,910,000	13,910,000	13,885,366	16,309,044	22.42	Corporates	Industrial	Aaa	AAA
097023AD7	BOEING COMPANY	Hartford Life and Annuity Insurance Company	PA2	PA2097023AD7	5,350,000	5,350,000	5,631,121	6,765,589	4.63	Corporates	Industrial	A	A
626207YS7	GEORGIA MUN ELEC AUTH	Hartford Life and Annuity Insurance Company	PA2	PA2626207YS7	6,126,820	6,126,820	7,121,672	6,964,111	27.42	Corporates	Tax Muni	A-	A
143658AH5	CARNIVAL CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA2143658AH5	4,428,730	4,428,730	4,886,365	5,192,881	11.04	Corporates	Industrial	A-	A
842400FF5	SOUTHERN CALIFORNIA EDISON	Hartford Life and Annuity Insurance Company	PA2	PA2842400FF5	16,050,000	16,050,000	15,977,895	19,177,760	20.04	Corporates	Utilities	A+	A
914440LJ9	UNIVERSITY MASS BLDG AUTH PROJ REV	Hartford Life and Annuity Insurance Company	PA2	PA2914440LJ9	4,000,000	4,000,000	3,829,582	4,768,240	19.61	Corporates	Taxable Muni	Aa2	AA
540424AP3	LOEWS CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA2540424AP3	5,000,000	5,000,000	4,893,267	5,944,725	18.09	Corporates	Financials	A	A
199575AV3	COLUMBUS SOUTHERN POWER CO	Hartford Life and Annuity Insurance Company	PA2	PA2199575AV3	16,737,475	16,737,475	16,488,732	19,401,679	18.75	Corporates	Utilities	BBB+	BBB
048677AG3	ATLANTIC MARINE CORPS COMMUNITIES 144A	Hartford Life and Annuity Insurance Company	PA2	PA2048677AG3	3,745,000	3,666,326	4,061,850	4,282,196	34.92	Corporates	Tax Muni	A1	A
594918AM6	MICROSOFT CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA2594918AM6	5,000,000	5,000,000	4,961,685	5,945,010	24.11	Corporates	Industrials	Aaa	AAA
771367BX6	ROCHESTER GAS & ELECTRIC	Hartford Life and Annuity Insurance Company	PA2	PA2771367BX6	2,600,000	2,600,000	2,962,960	2,991,100	16.67	Corporates	Utilities	A	A
592112DR4	METROPOLITAN GOVT NASHVILLE & DAVI	Hartford Life and Annuity Insurance Company	PA2	PA2592112DR4	4,280,000	4,280,000	4,280,000	5,026,603	13.93	Corporates	Tax Muni	Aa2	AA
136385AL5	CANADIAN NATURAL RESOURCES LIMITED	Hartford Life and Annuity Insurance Company	PA2	PA2136385AL5	7,757,500	7,757,500	7,730,129	8,825,428	21.21	Corporates	Industrial	Baa3	BBB
71644EAF9	PETRO-CANADA	Hartford Life and Annuity Insurance Company	PA2	PA271644EAF9	15,116,425	15,116,425	15,257,766	18,444,125	11.88	Corporates	Industrial	Baa1	BBB
BHM042GE2	CONSOLIDATED EDISON INC Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM042GE2	15,000,000	13,459,730	13,459,730	17,000,178	5.39	Corporates	Utilities	A2	A
61980AAD5	MOTIVA ENTERPRISES LLC 144A	Hartford Life and Annuity Insurance Company	PA2	PA261980AAD5	15,263,975	15,263,975	17,416,278	18,453,169	23.04	Corporates	Industrials	BBB+	BBB
56585AAF9	MARATHON PETROLEUM CORP	Hartford Life and Annuity Insurance Company	PA2	PA256585AAF9	18,743,725	18,743,725	18,598,269	20,048,195	24.17	Corporates	Industrial	BBB	BBB
91324PAR3	UNITEDHEALTH GROUP INC	Hartford Life and Annuity Insurance Company	PA2	PA291324PAR3	10,700,000	10,700,000	9,991,220	13,020,723	19.21	Corporates	Financial	A-	A
913017AT6	UNITED TECHNOLOGIES CORP	Hartford Life and Annuity Insurance Company	PA2	PA2913017AT6	2,675,000	2,675,000	3,621,469	3,482,574	11.59	Corporates	Industrial	A-	A
4042Q1AA5	HSBC BANK USA	Hartford Life and Annuity Insurance Company	PA2	PA24042Q1AA5	21,400,000	21,400,000	21,310,938	24,914,543	17.84	Corporates	Financial	A1	A
459200GS4	INTERNATIONAL BUSINESS MACHINES CO	Hartford Life and Annuity Insurance Company	PA2	PA2459200GS4	11,826,175	11,826,175	9,756,473	14,416,048	22.92	Corporates	Industrial	Aa3	AA
36186CBY8	ALLY FINANCIAL INC	Hartford Life and Annuity Insurance Company	PA2	PA236186CBY8	3,994,000	3,994,000	4,752,890	4,632,720	14.84	BIG Corporates	HY Financials	BB+	BIG
26882PAR3	ERAC USA FINANCE CO 144A	Hartford Life and Annuity Insurance Company	PA2	PA226882PAR3	8,025,000	8,025,000	7,778,429	9,732,455	17.42	Corporates	Industrial	Baa1	BBB
745332CD6	PUGET SOUND ENERGY INC	Hartford Life and Annuity Insurance Company	PA2	PA2745332CD6	2,715,000	2,715,000	2,714,876	3,283,646	23.79	Corporates	Utilities	A-	A
90131HAZ8	21ST CENTURY FOX AMERICA INC	Hartford Life and Annuity Insurance Company	PA2	PA290131HAZ8	3,531,000	3,531,000	4,712,593	4,341,760	11.27	Corporates	Industrial	BBB+	BBB
49338CAA1	KEYSPAN GAS EAST CORPORATION 144A	Hartford Life and Annuity Insurance Company	PA2	PA249338CAA1	25,155,000	25,155,000	25,155,000	29,993,615	24.25	Corporates	Utilities	A-	A
887315AM1	HISTORIC TW INC	Hartford Life and Annuity Insurance Company	PA2	PA2887315AM1	8,107,925	8,107,925	9,025,899	10,397,992	6.09	Corporates	Industrial	BBB	BBB

654894AF1	NOBLE ENERGY INC	Hartford Life and Annuity Insurance Company	PA2	PA2654894AF1	11,770,000	11,770,000	12,145,109	14,323,984	10.25	Corporates	Industrial	BBB-	BBB
626207YF5	GEORGIA MUN ELEC AUTH PWR REV	Hartford Life and Annuity Insurance Company	PA2	PA2626207YF5	15,204,700	15,204,700	17,878,721	18,857,021	27.15	Corporates	Tax Muni	A+	A
25272KAR4	DIAMOND 1 FINANCE CORPORATION/DIAM 144A	Hartford Life and Annuity Insurance Company	PA2	PA225272KAR4	1,648,870	1,648,870	1,672,436	2,030,234	29.04	Corporates	Industrial	BBB-	BBB
592173AE8	METROPOLITAN LIFE INSURANCE CO 144A	Hartford Life and Annuity Insurance Company	PA2	PA2592173AE8	7,490,000	7,490,000	7,425,114	9,424,959	8.84	Corporates	Financial	A	A
71644EAE2	PETRO-CANADA	Hartford Life and Annuity Insurance Company	PA2	PA271644EAE2	14,760,650	14,760,650	15,478,544	18,502,032	9.46	Corporates	Industrial	Baa1	BBB
393154AC3	GREEN MOUNTAIN POWER CORP Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2393154AC3	15,000,000	15,000,000	15,000,000	18,979,430	19.59	Corporates	Utilities	A	A
309588AE1	FARMERS EXCHANGE CAPITAL 144A	Hartford Life and Annuity Insurance Company	PA2	PA2309588AE1	10,700,000	10,700,000	9,225,561	12,136,486	31.54	Corporates	Financial	Baa2	BBB
90131HAX3	21ST CENTURY FOX AMERICA INC	Hartford Life and Annuity Insurance Company	PA2	PA290131HAX3	5,188,430	5,188,430	6,198,600	6,686,205	8.83	Corporates	Industrial	BBB+	BBB
79765RTK5	SAN FRANCISCO CA CITY & CNTY WTR	Hartford Life and Annuity Insurance Company	PA2	PA279765RTK5	10,919,350	10,919,350	13,852,553	13,363,537	18.38	Corporates	Tax Muni	Aa3	AA
74531EAC6	PUGET SOUND ENERGY INC. MTN	Hartford Life and Annuity Insurance Company	PA2	PA274531EAC6	8,025,000	8,025,000	7,835,920	10,171,254	12.19	Corporates	Utilities	A-	A
BHM0078Z7	AQUARION WATER CO OF CT SR UNSEC Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM0078Z7	8,500,000	8,500,000	8,500,000	10,908,645	17.50	Corporates	Utilities	A3	A
91324PBQ4	UNITEDHEALTH GROUP INC	Hartford Life and Annuity Insurance Company	PA2	PA291324PBQ4	3,000,000	3,000,000	3,060,236	3,743,457	24.13	Corporates	Financials	A-	A
743917AH9	PRUDENTIAL INSURANCE CO OF AMERICA 144A	Hartford Life and Annuity Insurance Company	PA2	PA2743917AH9	11,097,450	11,097,450	12,270,353	14,537,149	8.50	Corporates	Financials	A	A
172967HA2	CITIGROUP INC	Hartford Life and Annuity Insurance Company	PA2	PA2172967HA2	10,700,000	10,700,000	11,958,269	13,562,325	26.70	Corporates	Financial	BBB	BBB
45138LAT0	IDAHO POWER COMPANY MTN	Hartford Life and Annuity Insurance Company	PA2	PA245138LAT0	5,350,000	5,350,000	5,337,705	6,737,212	20.79	Corporates	Utilities	A-	A
264399ED4	DUKE ENERGY CAROLINAS LLC	Hartford Life and Annuity Insurance Company	PA2	PA2264399ED4	3,979,000	3,979,000	4,838,319	5,027,972	15.79	Corporates	Utilities	A1	A
11041RAL2	BRITISH AEROSPACE FINANCE INC. 144A	Hartford Life and Annuity Insurance Company	PA2	PA211041RAL2	14,284,500	14,284,500	14,425,968	18,485,029	10.50	Corporates	Industrial	BBB	BBB
437076AV4	HOME DEPOT INC	Hartford Life and Annuity Insurance Company	PA2	PA2437076AV4	5,000,000	5,000,000	5,055,374	6,356,345	24.25	Corporates	Industrials	A	A
149123BN0	CATERPILLAR INC	Hartford Life and Annuity Insurance Company	PA2	PA2149123BN0	28,114,250	28,114,250	28,436,964	35,178,939	19.63	Corporates	Industrial	A	A
501044BV2	KROGER CO. (THE)	Hartford Life and Annuity Insurance Company	PA2	PA2501044BV2	5,350,000	5,350,000	5,746,073	7,236,961	12.71	Corporates	Industrial	BBB	BBB
26442CAB0	DUKE ENERGY CAROLINAS LLC	Hartford Life and Annuity Insurance Company	PA2	PA226442CAB0	10,700,000	10,700,000	10,693,580	13,253,223	21.04	Corporates	Utilities	AA-	AA
891490AR5	TOSCO CORP	Hartford Life and Annuity Insurance Company	PA2	PA2891490AR5	5,885,000	5,885,000	6,113,021	7,524,996	10.00	Corporates	Industrial	A-	A
283695BK9	EL PASO NATURAL GAS COMPANY	Hartford Life and Annuity Insurance Company	PA2	PA2283695BK9	2,675,000	2,675,000	3,289,539	3,317,329	15.46	Corporates	Industrial	BBB-	BBB
17275RAD4	CISCO SYSTEMS INC	Hartford Life and Annuity Insurance Company	PA2	PA217275RAD4	18,725,000	18,725,000	18,728,507	23,780,319	22.13	Corporates	Industrial	A1	A
00817YAF5	AETNA INC	Hartford Life and Annuity Insurance Company	PA2	PA200817YAF5	33,374,200	33,374,200	36,882,162	42,458,223	19.46	Corporates	Financials	A-	A
BHM02Z867	CHEYENNE LIGHT FUEL AND PWR Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM02Z867	25,000,000	25,000,000	25,000,000	32,002,000	20.89	Corporates	Utilities	Baa2	BBB
656531AJ9	STATOILHYDRO ASA	Hartford Life and Annuity Insurance Company	PA2	PA2656531AJ9	12,473,525	12,473,525	13,390,017	16,634,356	12.04	Corporates	Non-Corp	A+	A
45138LAS2	IDAHO POWER COMPANY MTN	Hartford Life and Annuity Insurance Company	PA2	PA245138LAS2	13,375,000	13,375,000	13,443,322	16,772,986	20.46	Corporates	Utilities	A-	A
695114CB2	PACIFICORP	Hartford Life and Annuity Insurance Company	PA2	PA2695114CB2	5,350,000	5,350,000	5,335,541	6,728,288	19.59	Corporates	Utilities	A+	A
046353AD0	ASTRAZENECA PLC	Hartford Life and Annuity Insurance Company	PA2	PA2046353AD0	29,425,000	29,425,000	30,937,423	38,066,740	20.71	Corporates	Industrial	A-	A
880451AU3	TENNESSEE GAS PIPELINE CO	Hartford Life and Annuity Insurance Company	PA2	PA2880451AU3	7,222,500	7,222,500	7,359,449	8,731,663	20.25	Corporates	Industrial	BBB-	BBB
207597DV4	CONNECTICUT LIGHT AND POWER CO	Hartford Life and Annuity Insurance Company	PA2	PA2207597DV4	4,681,250	4,681,250	4,679,229	5,969,661	19.42	Corporates	Utilities	A+	A
665772CB3	NORTHERN STATES POWER COMPANY (MIN	Hartford Life and Annuity Insurance Company	PA2	PA2665772CB3	5,403,500	5,403,500	5,387,789	6,998,792	19.42	Corporates	Utilities	A+	A
037411AM7	APACHE CORPORATION	Hartford Life and Annuity Insurance Company	PA2	PA2037411AM7	7,230,525	7,230,525	8,320,267	9,571,834	30.63	Corporates	Industrial	BBB	BBB

02765UDN1	AMERICAN MUN PWR OHIO INC	Hartford Life and Annuity Insurance Company	PA2	PA202765UDN1	9,504,275	9,504,275	11,569,416	11,239,375	28.32	Corporates	Tax Muni	A	A
12201PAB2	BURLINGTON RESOURCES FINANCE CO	Hartford Life and Annuity Insurance Company	PA2	PA212201PAB2	29,425,000	29,425,000	29,425,000	37,929,266	14.63	Corporates	Industrial	A-	A
534187BA6	LINCOLN NATIONAL CORP	Hartford Life and Annuity Insurance Company	PA2	PA2534187BA6	10,700,000	10,700,000	11,807,916	13,509,317	23.46	Corporates	Financial	BBB+	BBB
71644EAJ1	PETRO-CANADA	Hartford Life and Annuity Insurance Company	PA2	PA271644EAJ1	7,000,000	7,000,000	7,988,308	9,077,404	21.38	Corporates	Industrials	Baa1	BBB
167725AF7	CHICAGO ILL TRAN AUTH	Hartford Life and Annuity Insurance Company	PA2	PA2167725AF7	10,253,275	10,253,275	11,676,641	12,834,229	16.87	Corporates	Tax Muni	A1	A
172967AS0	CITIGROUP INC	Hartford Life and Annuity Insurance Company	PA2	PA2172967AS0	7,222,500	7,222,500	7,673,483	9,339,617	81.13	Corporates	Financial	BBB+	BBB
209111EU3	CONSOLIDATED EDISON CO OF NEW YORK	Hartford Life and Annuity Insurance Company	PA2	PA2209111EU3	2,500,000	2,500,000	3,369,234	3,383,618	21.25	Corporates	Utilities	A-	A
097023AS4	BOEING COMPANY	Hartford Life and Annuity Insurance Company	PA2	PA2097023AS4	4,633,635	4,633,635	4,820,649	6,273,715	21.13	Corporates	Industrial	A	A
44841SAC3	HUTCHISON WHAMPOA INTERNATIONAL (0 144A	Hartford Life and Annuity Insurance Company	PA2	PA244841SAC3	13,375,000	13,375,000	13,350,853	18,099,598	16.90	Corporates	Industrial	A-	A
64952GAF5	NEW YORK LIFE INSURANCE COMPANY 144A	Hartford Life and Annuity Insurance Company	PA2	PA264952GAF5	2,675,000	2,675,000	3,743,003	3,518,441	22.88	Corporates	Financial	Aa2	AA
915217RY1	UNIVERSITY VA	Hartford Life and Annuity Insurance Company	PA2	PA2915217RY1	16,169,305	16,169,305	18,386,795	21,999,633	22.67	Corporates	Tax Muni	AAA	AAA
695114BT4	PACIFICORP	Hartford Life and Annuity Insurance Company	PA2	PA2695114BT4	8,827,500	8,827,500	8,953,559	12,792,539	14.88	Corporates	Utilities	A+	A
902133AG2	TYCO ELECTRONICS GROUP SA	Hartford Life and Annuity Insurance Company	PA2	PA2902133AG2	12,385,250	12,385,250	13,279,726	16,129,051	20.75	Corporates	Industrial	A-	A
25156PAC7	DEUTSCHE TELEKOM INTL FIN	Hartford Life and Annuity Insurance Company	PA2	PA225156PAC7	16,718,750	16,718,750	17,190,920	24,578,485	13.46	Corporates	Industrial	BBB+	BBB
740816AG8	PRESIDENT AND FELLOWS OF HARVARD 144A	Hartford Life and Annuity Insurance Company	PA2	PA2740816AG8	10,568,925	10,568,925	12,574,116	15,002,462	22.04	Corporates	Industrial	Aaa	AAA
316773CH1	FIFTH THIRD BANCORP	Hartford Life and Annuity Insurance Company	PA2	PA2316773CH1	21,400,000	21,400,000	21,349,645	29,746,856	21.17	Corporates	Financial	Baa1	BBB
233835AQ0	DAIMLERCHRYSLER NORTH AMERICA HLDG	Hartford Life and Annuity Insurance Company	PA2	PA2233835AQ0	7,063,605	7,063,605	8,069,799	10,638,856	14.05	Corporates	Industrial	A-	A
111021AE1	BRITISH TELECOMMUNICATIONS PLC	Hartford Life and Annuity Insurance Company	PA2	PA2111021AE1	14,506,525	14,506,525	16,392,269	22,132,315	13.96	Corporates	Industrial	BBB+	BBB
03523TBF4	ANHEUSER-BUSCH INBEV WORLDWIDE INC	Hartford Life and Annuity Insurance Company	PA2	PA203523TBF4	7,133,690	7,133,690	7,117,036	10,728,314	22.04	Corporates	Industrial	A3	A
90131HBJ3	21ST CENTURY FOX AMERICA INC	Hartford Life and Annuity Insurance Company	PA2	PA290131HBJ3	8,025,000	8,025,000	9,209,581	10,916,014	19.80	Corporates	Industrial	BBB+	BBB
097023AE5	BOEING COMPANY	Hartford Life and Annuity Insurance Company	PA2	PA2097023AE5	11,045,075	11,045,075	13,147,736	16,937,832	14.71	Corporates	Industrial	A	A
13063BJC7	STATE OF CALIFORNIA	Hartford Life and Annuity Insurance Company	PA2	PA213063BJC7	11,761,975	11,761,975	15,196,727	17,716,828	23.84	Corporates	Tax Muni	AA-	AA
91913YAP5	VALERO ENERGY CORP	Hartford Life and Annuity Insurance Company	PA2	PA291913YAP5	5,593,425	5,593,425	5,580,163	8,554,377	22.21	Corporates	Industrial	BBB	BBB
55608PAA2	MACQUARIE BANK LTD 144A	Hartford Life and Annuity Insurance Company	PA2	PA255608PAA2	3,000,000	3,000,000	2,999,937	3,015,027	0.14	Corporates	Financials	A	A
62718QAA3	MURRAY STREET INVESTMENT TRUST I	Hartford Life and Annuity Insurance Company	PA2	PA262718QAA3	3,000,000	3,000,000	2,999,846	3,015,630	0.19	Corporates	Financials	A3	A
BHM02SKS1	GALLAGHER ARTHUR J. & CO. - B Prvt	Hartford Life and Annuity Insurance Company	PA2	PA2BHM02SKS1	5,000,000	5,000,000	5,112,141	5,107,800	0.59	Corporates	Financials	Baa3	BBB
44891AAA5	HYUNDAI CAPITAL AMERICA 144A	Hartford Life and Annuity Insurance Company	PA2	PA244891AAA5	6,000,000	6,000,000	5,994,488	5,998,908	1.22	Corporates	Industrials	Baa1	BBB
26250JAJ9	DRSLF_12-25A B1R 144A	Hartford Life and Annuity Insurance Company	PA2	PA226250JAJ9	4,250,000	4,250,000	4,250,000	4,243,592	5.83	CLO	CLO	AA	AA
26250JAL4	DRSLF_12-25A B2R 144A	Hartford Life and Annuity Insurance Company	PA2	PA226250JAL4	1,750,000	1,750,000	1,750,000	1,747,361	5.83	CLO	CLO	AA	AA
70069FDL8	PPSI_04-WWF1 M3	Hartford Life and Annuity Insurance Company	PA2	PA270069FDL8	19,100,000	11,157,473	10,819,268	11,099,353	0.64	ABS	Home Equity	A+	A
004421PR8	ACE_05-HE4 M2	Hartford Life and Annuity Insurance Company	PA2	PA2004421PR8	20,006,000	4,332,441	4,154,447	4,310,783	0.43	ABS	Home Equity	Baa3	BBB
07388YAG7	BSCMS_07-PW16 AM	Hartford Life and Annuity Insurance Company	PA2	PA207388YAG7	2,100,000	2,100,000	2,097,386	2,127,479	0.38	CMBS	CMBS	A2	A
93364LAD0	WMCMS_07-SL3 AJ 144A	Hartford Life and Annuity Insurance Company	PA2	PA293364LAD0	8,000,000	4,998,062	4,060,075	4,976,520	0.22	CMBS	CMBS	Aaa	AAA
93364LAE8	WMCMS_07-SL3 B 144A	Hartford Life and Annuity Insurance Company	PA2	PA293364LAE8	5,000,000	5,000,000	4,972,746	4,920,300	1.75	CMBS	CMBS	Aa1	AA

ANNEX B-1
ASSETS IN CONNECTION WITH ESTIMATED INITIAL REINSURANCE PREMIUM PART B
[see attached]

CUSIP	Position Description	Legal Entity	Portfolio	Par/Shares	Closing Date Market Value (excl Accrued)	Accrued Interest	UniqueID
61766RBA3	MSBAM_16-C31 XA	Hartford Life and Annuity Insurance Company	PA2	(250,839)	(21,537)	NA	PA261766RBA3
032511BB2	ANADARKO PETROLEUM CORPORATION	Hartford Life and Annuity Insurance Company	PA2	(350,000)	(149,349)	NA	PA2032511BB2
358266CJ1	FRESNO CNTY CA TXBL PENS 04A FGIC	Hartford Life and Annuity Insurance Company	PA2	1,700	899	—	PA2358266CJ1
736679LD1	PORTLAND OR TXBL PENSION CAB MBIA	Hartford Life and Annuity Insurance Company	PA2	4,050	2,809	—	PA2736679LD1
20030NBU4	COMCAST CORPORATION	Hartford Life and Annuity Insurance Company	PA2	500	402	6	PA220030NBU4
60636AMS9	MISSOURI ST HEALTH & EDL FACS	Hartford Life and Annuity Insurance Company	PA2	4,000	3,361	24	PA260636AMS9
92343VDC5	VERIZON COMMUNICATIONS INC	Hartford Life and Annuity Insurance Company	PA2	770	666	9	PA292343VDC5
167486PG8	CHICAGO ILL TAXBL REF	Hartford Life and Annuity Insurance Company	PA2	2,000	1,815	44	PA2167486PG8
9128282A7	TREASURY NOTE (OLD)	Hartford Life and Annuity Insurance Company	PA2	(10,770,000)	(9,650,082)	NA	PA29128282A7
74913EAJ9	QWEST CAPITAL FUNDING	Hartford Life and Annuity Insurance Company	PA2	(1,353,000)	(1,243,786)	NA	PA274913EAJ9
912828U24	TREASURY NOTE (OTR)	Hartford Life and Annuity Insurance Company	PA2	(4,830,000)	(4,492,277)	NA	PA2912828U24
92343VCV4	VERIZON COMMUNICATIONS INC	Hartford Life and Annuity Insurance Company	PA2	27,500	25,618	427	PA292343VCV4
BHM15X6S1	HTFD CONCORDVIL PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(779,068)	(737,203)	NA	PA2BHM15X6S1
BHM1KXMB3	VIRGINIA INTERNATIONAL GATEWAY INC Prvt	Hartford Life and Annuity Insurance Company	PA2	40,385	38,295	234	PA2BHM1KXMB3
BHM0MZCQ6	DESERT SUNLIGHT FUNDING I-GTD Prvt	Hartford Life and Annuity Insurance Company	PA2	84,845	80,493	405	PA2BHM0MZCQ6
540424AR9	LOEWS CORPORATION	Hartford Life and Annuity Insurance Company	PA2	275	257	—	PA2540424AR9
552081AM3	LYONDELLBASELL INDUSTRIES NV	Hartford Life and Annuity Insurance Company	PA2	650	608	8	PA2552081AM3
912810RU4	TREASURY BOND (OTR)	Hartford Life and Annuity Insurance Company	PA2	(2,180,000)	(2,090,160)	NA	PA2912810RU4
912828U57	TREASURY NOTE (OLD)	Hartford Life and Annuity Insurance Company	PA2	(560,000)	(540,662)	NA	PA2912828U57
3132WEB43	MBS	Hartford Life and Annuity Insurance Company	PA2	(806,834)	(778,891)	NA	PA23132WEB43
3132WED25	MBS	Hartford Life and Annuity Insurance Company	PA2	(1,545,382)	(1,492,102)	NA	PA23132WED25
3138WG5Q3	MBS	Hartford Life and Annuity Insurance Company	PA2	(3,451,412)	(3,333,671)	NA	PA23138WG5Q3
3138WHFN7	MBS	Hartford Life and Annuity Insurance Company	PA2	(579,307)	(559,549)	NA	PA23138WHFN7
3140F5QW6	MBS	Hartford Life and Annuity Insurance Company	PA2	(796,465)	(769,313)	NA	PA23140F5QW6
3138WHFR8	MBS	Hartford Life and Annuity Insurance Company	PA2	(1,941,001)	(1,874,833)	NA	PA23138WHFR8
3140F5MJ9	MBS	Hartford Life and Annuity Insurance Company	PA2	(118,161)	(114,134)	NA	PA23140F5MJ9
969457BU3	WILLIAMS COS INC	Hartford Life and Annuity Insurance Company	PA2	(322,000)	(314,353)	NA	PA2969457BU3
912828U65	TREASURY NOTE (OLD)	Hartford Life and Annuity Insurance Company	PA2	(560,000)	(542,566)	NA	PA2912828U65
05565QCD8	BP CAPITAL MARKETS PLC	Hartford Life and Annuity Insurance Company	PA2	250	242	—	PA205565QCD8
92343VCM4	VERIZON COMMUNICATIONS INC	Hartford Life and Annuity Insurance Company	PA2	895	853	12	PA292343VCM4
BHM1ANBZ5	VERIZON CORPORATE SERVICES GROUP I Prvt	Hartford Life and Annuity Insurance Company	PA2	(246,445)	(239,391)	NA	PA2BHM1ANBZ5
BHM13T3U0	HTFD ELEMENT AT PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(852,454)	(830,687)	NA	PA2BHM13T3U0
260543CG6	DOW CHEMICAL COMPANY (THE)	Hartford Life and Annuity Insurance Company	PA2	435	416	1	PA2260543CG6

76112B2D1	RAMP_06-RS2 A3A	Hartford Life and Annuity Insurance Company	PA2	(442,353)	(432,979)	NA	PA276112B2D1
912828T59	TREASURY NOTE (2OLD)	Hartford Life and Annuity Insurance Company	PA2	(310,000)	(304,163)	NA	PA2912828T59
BHM0LCEA1	BASIN ELECTRIC POWER COOPERATIVE I Prvt	Hartford Life and Annuity Insurance Company	PA2	(778,600)	(764,072)	NA	PA2BHM0LCEA1
718549AE8	PHILLIPS 66 PARTNERS LP	Hartford Life and Annuity Insurance Company	PA2	110	108	1	PA2718549AE8
12665UAA2	CVS PASSTHROUGH TRUST 144A	Hartford Life and Annuity Insurance Company	PA2	(17,282)	(16,867)	NA	PA212665UAA2
81745DAE1	SEMT_13-9 A1 144A	Hartford Life and Annuity Insurance Company	PA2	(2,326,394)	(2,295,406)	NA	PA281745DAE1
BHM0RMP52	HTFD LIT IX WHL PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(45,783)	(45,413)	NA	PA2BHM0RMP52
50077LAM8	KRAFT HEINZ FOODS CO	Hartford Life and Annuity Insurance Company	PA2	100	99	2	PA250077LAM8
25470XAE5	DISH DBS CORP	Hartford Life and Annuity Insurance Company	PA2	(1,807,000)	(1,804,741)	NA	PA225470XAE5
591894CB4	METROPOLITAN EDISON COMPANY 144A	Hartford Life and Annuity Insurance Company	PA2	525	524	2	PA2591894CB4
681919AZ9	OMNICOM GROUP INC	Hartford Life and Annuity Insurance Company	PA2	700	699	2	PA2681919AZ9
BHM03GBH0	NJNGC FIRST MORTGAGE BONDS Prvt	Hartford Life and Annuity Insurance Company	PA2	(10,000,000)	(10,000,000)	NA	PA2BHM03GBH0
BHM0MN8Z8	HTFD GAEDEKE PO PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(481,209)	(482,031)	NA	PA2BHM0MN8Z8
32027NVV0	FFML_05-FF9 A4	Hartford Life and Annuity Insurance Company	PA2	(559,822)	(562,541)	NA	PA232027NVV0
BHM15T4C7	HTFD ENCLAVE AT PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(600,470)	(603,572)	NA	PA2BHM15T4C7
14149YBD9	CARDINAL HEALTH INC	Hartford Life and Annuity Insurance Company	PA2	625	604	6	PA214149YBD9
209111FK4	CONSOLIDATED EDISON COMPANY OF NEW	Hartford Life and Annuity Insurance Company	PA2	500	495	10	PA2209111FK4
80282KAE6	SANTANDER HOLDINGS USA INC	Hartford Life and Annuity Insurance Company	PA2	750	748	12	PA280282KAE6
882484AA6	TEXAS HEALTH RESOURCES	Hartford Life and Annuity Insurance Company	PA2	25	25	—	PA2882484AA6
12626PAJ2	CRH AMERICA INC.	Hartford Life and Annuity Insurance Company	PA2	(5,000,000)	(5,033,552)	NA	PA212626PAJ2
BHM0L66Z8	HTFD GRI-REGENC PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(853,637)	(863,720)	NA	PA2BHM0L66Z8
BHM0L6753	HTFD GRI-REGENC PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(609,741)	(618,230)	NA	PA2BHM0L6753
BHM04XRH5	FOOTBALL TRUST IV Prvt	Hartford Life and Annuity Insurance Company	PA2	(4,130,435)	(4,176,971)	NA	PA2BHM04XRH5
BHM0KTWD9	HTFD AQUATERA A PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(938,094)	(952,647)	NA	PA2BHM0KTWD9
66989HAK4	NOVARTIS CAPITAL CORP	Hartford Life and Annuity Insurance Company	PA2	2,775	2,788	2	PA266989HAK4
212015AH4	CONTINENTAL RESOURCES INC	Hartford Life and Annuity Insurance Company	PA2	(405,000)	(412,141)	NA	PA2212015AH4
BHM0JB0A1	HTFD AMB INDUST PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(262,019)	(267,100)	NA	PA2BHM0JB0A1
125581GQ5	CIT GROUP INC	Hartford Life and Annuity Insurance Company	PA2	(545,000)	(554,200)	NA	PA2125581GQ5
BHM0JEJL1	HTFD REGENCY PO PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(238,304)	(243,803)	NA	PA2BHM0JEJL1
BHM0JEJN7	HTFD REGENCY PO PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(877,418)	(899,103)	NA	PA2BHM0JEJN7
853496AB3	STANDARD INDUSTRIES INC 144A	Hartford Life and Annuity Insurance Company	PA2	(339,000)	(344,933)	NA	PA2853496AB3
87264AAL9	T-MOBILE USA INC	Hartford Life and Annuity Insurance Company	PA2	(7,598,000)	(7,849,722)	NA	PA287264AAL9
BHM0JEHH2	HTFD REGENCY PO PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(242,120)	(250,402)	NA	PA2BHM0JEHH2
482480AE0	KLA-TENCOR CORPORATION	Hartford Life and Annuity Insurance Company	PA2	725	755	2	PA2482480AE0

98417EAR1	GLENCORE FINANCE CANADA LTD 144A	Hartford Life and Annuity Insurance Company	PA2	850	849	4	PA298417EAR1
375558BD4	GILEAD SCIENCES INC	Hartford Life and Annuity Insurance Company	PA2	250	259	3	PA2375558BD4
55336VAJ9	MPLX LP	Hartford Life and Annuity Insurance Company	PA2	625	646	15	PA255336VAJ9
BHM0H7EB5	TRANSWESTERN PIPELINE CO SENIOR Prvt	Hartford Life and Annuity Insurance Company	PA2	(5,000,000)	(5,178,771)	NA	PA2BHM0H7EB5
035242AN6	ANHEUSER-BUSCH INBEV FINANCE INC	Hartford Life and Annuity Insurance Company	PA2	440	454	7	PA2035242AN6
63938CAD0	NAVIENT CORP	Hartford Life and Annuity Insurance Company	PA2	(361,000)	(374,989)	NA	PA263938CAD0
92826CAF9	VISA INC	Hartford Life and Annuity Insurance Company	PA2	80	83	2	PA292826CAF9
190760HT8	COBB-MARIETTA GA COLISEUM & EX	Hartford Life and Annuity Insurance Company	PA2	775	807	14	PA2190760HT8
496902AN7	KINROSS GOLD CORP	Hartford Life and Annuity Insurance Company	PA2	(357,000)	(369,495)	NA	PA2496902AN7
4520015Y2	ILLINOIOS ED FACS AUTH REVS	Hartford Life and Annuity Insurance Company	PA2	1,800	1,885	41	PA24520015Y2
BHM014GK7	DODGER TICKETS LLC SER A SR SEC Prvt	Hartford Life and Annuity Insurance Company	PA2	(1,533,927)	(1,614,343)	NA	PA2BHM014GK7
521865AX3	LEAR CORP	Hartford Life and Annuity Insurance Company	PA2	315	330	6	PA2521865AX3
278058AK8	EATON CORP	Hartford Life and Annuity Insurance Company	PA2	375	396	15	PA2278058AK8
BHM01J674	WELLS FARGO-WACHOVIA BANK Prvt	Hartford Life and Annuity Insurance Company	PA2	(1,100,084)	(1,168,639)	NA	PA2BHM01J674
347382AA1	FORT GORDON GA MILITARY HSG 144A	Hartford Life and Annuity Insurance Company	PA2	825	913	2	PA2347382AA1
BHM01JC69	UBS 733 THIRD A PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(708,459)	(770,973)	NA	PA2BHM01JC69
BHM01NWT8	UBS 605 3RD AVE PN Prvt	Hartford Life and Annuity Insurance Company	PA2	(746,423)	(813,254)	NA	PA2BHM01NWT8
752123JH3	RANCHO CUCAMONGA REDEV TAX ALLOC	Hartford Life and Annuity Insurance Company	PA2	100	109	1	PA2752123JH3
718846AM0	PHOENIX AZ CIVIC IMP RENT CAR FGIC	Hartford Life and Annuity Insurance Company	PA2	1,700	1,860	42	PA2718846AM0
67704LAA9	OGLETHORPE PWR CORP GA 1ST MTG 144A	Hartford Life and Annuity Insurance Company	PA2	50,000	54,895	1,114	PA267704LAA9
134011AJ4	CAMP PENDLETON/QUANTICO 144A	Hartford Life and Annuity Insurance Company	PA2	850	946	7	PA2134011AJ4
949746RF0	WELLS FARGO & COMPANY	Hartford Life and Annuity Insurance Company	PA2	630	694	13	PA2949746RF0
BHM02H3Y1	NEW CARDINALS STADIUM LLC Prvt	Hartford Life and Annuity Insurance Company	PA2	(548,702)	(610,517)	NA	PA2BHM02H3Y1
24668PAE7	KONINKLIJKE AHOLD DELHAIZE NV	Hartford Life and Annuity Insurance Company	PA2	665	735	6	PA224668PAE7
126408GU1	CSX CORP	Hartford Life and Annuity Insurance Company	PA2	535	596	3	PA2126408GU1
694308GK7	PACIFIC GAS & ELECTRIC CO	Hartford Life and Annuity Insurance Company	PA2	625	712	9	PA2694308GK7
15135UAF6	CENOVUS ENERGY INC	Hartford Life and Annuity Insurance Company	PA2	(9,850,000)	(11,277,541)	NA	PA215135UAF6
136055AA8	CANADIAN IMPERIAL BANK OF COMMERCE 144A	Hartford Life and Annuity Insurance Company	PA2	9,737	11,149	90	PA2136055AA8
586054AA6	MEMORIAL SLOAN-KETTERING CANCER CT	Hartford Life and Annuity Insurance Company	PA2	165	190	3	PA2586054AA6
21684AAB2	RABOBANK NEDERLAND	Hartford Life and Annuity Insurance Company	PA2	975	1,120	27	PA221684AAB2
68389XAM7	ORACLE CORPORATION	Hartford Life and Annuity Insurance Company	PA2	500	583	10	PA268389XAM7
49337WAJ9	KEYSPAN CORP	Hartford Life and Annuity Insurance Company	PA2	500	583	4	PA249337WAJ9
976657AG1	WISCONSIN ENERGY CORP	Hartford Life and Annuity Insurance Company	PA2	525	611	5	PA2976657AG1
724060AA6	PIPELINE FUNDING COMPANY LLC 144A	Hartford Life and Annuity Insurance Company	PA2	3	4	—	PA2724060AA6

626207YS7	GEORGIA MUN ELEC AUTH	Hartford Life and Annuity Insurance Company	PA2	68,180	81,127	735	PA2626207YS7
143658AH5	CARNIVAL CORPORATION	Hartford Life and Annuity Insurance Company	PA2	270	320	7	PA2143658AH5
199575AV3	COLUMBUS SOUTHERN POWER CO	Hartford Life and Annuity Insurance Company	PA2	525	621	5	PA2199575AV3
048677AG3	ATLANTIC MARINE CORPS COMMUNITIES 144A	Hartford Life and Annuity Insurance Company	PA2	674	802	20	PA2048677AG3
136385AL5	CANADIAN NATURAL RESOURCES LIMITED	Hartford Life and Annuity Insurance Company	PA2	500	602	6	PA2136385AL5
71644EAF9	PETRO-CANADA	Hartford Life and Annuity Insurance Company	PA2	575	688	1	PA271644EAF9
BHM042GE2	CONSOLIDATED EDISON INC Prvt	Hartford Life and Annuity Insurance Company	PA2	(94,592)	(113,193)	NA	PA2BHM042GE2
61980AAD5	MOTIVA ENTERPRISES LLC 144A	Hartford Life and Annuity Insurance Company	PA2	25	30	1	PA261980AAD5
56585AAF9	MARATHON PETROLEUM CORP	Hartford Life and Annuity Insurance Company	PA2	275	330	4	PA256585AAF9
459200GS4	INTERNATIONAL BUSINESS MACHINES CO	Hartford Life and Annuity Insurance Company	PA2	825	989	23	PA2459200GS4
36186CBY8	ALLY FINANCIAL INC	Hartford Life and Annuity Insurance Company	PA2	(557,000)	(668,400)	NA	PA236186CBY8
887315AM1	HISTORIC TW INC	Hartford Life and Annuity Insurance Company	PA2	75	91	2	PA2887315AM1
626207YF5	GEORGIA MUN ELEC AUTH PWR REV	Hartford Life and Annuity Insurance Company	PA2	300	372	3	PA2626207YF5
25272KAR4	DIAMOND 1 FINANCE CORPORATION/DIAM 144A	Hartford Life and Annuity Insurance Company	PA2	130	158	4	PA225272KAR4
71644EAE2	PETRO-CANADA	Hartford Life and Annuity Insurance Company	PA2	350	430	12	PA271644EAE2
90131HAX3	21ST CENTURY FOX AMERICA INC	Hartford Life and Annuity Insurance Company	PA2	570	696	3	PA290131HAX3
79765RTK5	SAN FRANCISCO CA CITY & CNTY WTR	Hartford Life and Annuity Insurance Company	PA2	650	805	3	PA279765RTK5
743917AH9	PRUDENTIAL INSURANCE CO OF AMERICA 144A	Hartford Life and Annuity Insurance Company	PA2	550	686	18	PA2743917AH9
11041RAL2	BRITISH AEROSPACE FINANCE INC. 144A	Hartford Life and Annuity Insurance Company	PA2	500	621	15	PA211041RAL2
149123BN0	CATERPILLAR INC	Hartford Life and Annuity Insurance Company	PA2	750	946	13	PA2149123BN0
00817YAF5	AETNA INC	Hartford Life and Annuity Insurance Company	PA2	800	998	24	PA200817YAF5
656531AJ9	STATOILHYDRO ASA	Hartford Life and Annuity Insurance Company	PA2	475	603	12	PA2656531AJ9
880451AU3	TENNESSEE GAS PIPELINE CO	Hartford Life and Annuity Insurance Company	PA2	500	627	6	PA2880451AU3
207597DV4	CONNECTICUT LIGHT AND POWER CO	Hartford Life and Annuity Insurance Company	PA2	750	954	23	PA2207597DV4
665772CB3	NORTHERN STATES POWER COMPANY (MIN	Hartford Life and Annuity Insurance Company	PA2	500	642	15	PA2665772CB3
037411AM7	APACHE CORPORATION	Hartford Life and Annuity Insurance Company	PA2	475	617	10	PA2037411AM7
02765UDN1	AMERICAN MUN PWR OHIO INC	Hartford Life and Annuity Insurance Company	PA2	725	942	12	PA202765UDN1
167725AF7	CHICAGO ILL TRAN AUTH	Hartford Life and Annuity Insurance Company	PA2	1,725	2,245	58	PA2167725AF7
172967AS0	CITIGROUP INC	Hartford Life and Annuity Insurance Company	PA2	500	651	10	PA2172967AS0
097023AS4	BOEING COMPANY	Hartford Life and Annuity Insurance Company	PA2	365	491	7	PA2097023AS4
915217RY1	UNIVERSITY VA	Hartford Life and Annuity Insurance Company	PA2	695	940	10	PA2915217RY1
695114BT4	PACIFICORP	Hartford Life and Annuity Insurance Company	PA2	500	683	1	PA2695114BT4
902133AG2	TYCO ELECTRONICS GROUP SA	Hartford Life and Annuity Insurance Company	PA2	750	1,016	8	PA2902133AG2
25156PAC7	DEUTSCHE TELEKOM INTL FIN	Hartford Life and Annuity Insurance Company	PA2	250	345	10	PA225156PAC7

740816AG8	PRESIDENT AND FELLOWS OF HARVARD 144A	Hartford Life and Annuity Insurance Company	PA2	75	104	2	PA2740816AG8
233835AQ0	DAIMLERCHRYSLER NORTH AMERICA HLDG	Hartford Life and Annuity Insurance Company	PA2	395	560	12	PA2233835AQ0
111021AE1	BRITISH TELECOMMUNICATIONS PLC	Hartford Life and Annuity Insurance Company	PA2	475	679	19	PA2111021AE1
03523TBF4	ANHEUSER-BUSCH INBEV WORLDWIDE INC	Hartford Life and Annuity Insurance Company	PA2	310	449	9	PA203523TBF4
097023AE5	BOEING COMPANY	Hartford Life and Annuity Insurance Company	PA2	925	1,362	16	PA2097023AE5
13063BJC7	STATE OF CALIFORNIA	Hartford Life and Annuity Insurance Company	PA2	3,025	4,566	16	PA213063BJC7
91913YAP5	VALERO ENERGY CORP	Hartford Life and Annuity Insurance Company	PA2	575	944	12	PA291913YAP5
55608PAA2	MACQUARIE BANK LTD 144A	Hartford Life and Annuity Insurance Company	PA2	(3,000,000)	(3,000,000)	NA	PA255608PAA2
62718QAA3	MURRAY STREET INVESTMENT TRUST I	Hartford Life and Annuity Insurance Company	PA2	(3,000,000)	(3,000,000)	NA	PA262718QAA3
BHM02SKS1	GALLAGHER ARTHUR J. & CO. - B Prvt	Hartford Life and Annuity Insurance Company	PA2	(5,000,000)	(5,000,000)	NA	PA2BHM02SKS1
44891AAA5	HYUNDAI CAPITAL AMERICA 144A	Hartford Life and Annuity Insurance Company	PA2	(6,000,000)	(6,000,000)	NA	PA244891AAA5
26250JAJ9	DRSLF_12-25A B1R 144A	Hartford Life and Annuity Insurance Company	PA2	(4,250,000)	(4,250,000)	NA	PA226250JAJ9
26250JAL4	DRSLF_12-25A B2R 144A	Hartford Life and Annuity Insurance Company	PA2	(1,750,000)	(1,750,000)	NA	PA226250JAL4
70069FDL8	PPSI_04-WWF1 M3	Hartford Life and Annuity Insurance Company	PA2	(11,157,473)	(11,157,473)	NA	PA270069FDL8
004421PR8	ACE_05-HE4 M2	Hartford Life and Annuity Insurance Company	PA2	(4,332,441)	(4,332,441)	NA	PA2004421PR8
07388YAG7	BSCMS_07-PW16 AM	Hartford Life and Annuity Insurance Company	PA2	(2,100,000)	(2,100,000)	NA	PA207388YAG7
93364LAD0	WMCMS_07-SL3 AJ 144A	Hartford Life and Annuity Insurance Company	PA2	(4,998,062)	(4,998,062)	NA	PA293364LAD0
93364LAE8	WMCMS_07-SL3 B 144A	Hartford Life and Annuity Insurance Company	PA2	(5,000,000)	(5,000,000)	NA	PA293364LAE8